UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-2168

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/08

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Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2008, originally filed with the Securities and Exchange Commission on March 10, 2009 (Accession Number 0001145443-09-000415). The sole purpose of this filing is to provide corrected graphics for the front and back covers of these annual reports.

Items 2 through 12 to this Form N-CSR/A are incorporated by reference to the Form N-CSR filed on EDGAR on March 10, 2009 (Accession Number 0001145443-09-000415).

ITEM 1. REPORTS TO STOCKHOLDERS.

The Shareholder Reports, dated December 31, 2008, and labeled John Hancock Trust, John Hancock Trust Index Trusts, and American Funds Insurance Series are incorporated by reference to the Form N-CSR filed on EDGAR on March 10, 2009 (Accession Number 0001145443-09-000415).

John Hancock
the future is yours

John Hancock Trust

Bond Trusts

Annual Report
December 31, 2008
Audited Financial Statements

0209: 1115013

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	5
Shareholder Expense Example	24
Portfolio of Investments (See below for each Portfolio’s page #)	27
Statements of Assets and Liabilities	66
Statements of Operations	70
Statements of Changes in Net Assets	74
Financial Highlights	77
Notes to Financial Statements	83
Report of Independent Registered Public Accounting Firm	122
Tax Information (Unaudited)	123
Trustees and Officers Information	124
For More Information	127

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Active Bond Trust	6	27
Core Bond Trust	7	29
Floating Rate Income Trust	8	30
Global Bond Trust	9	32
High Income Trust	10	35
High Yield Trust	11	38
Income Trust	12	40
Investment Quality Bond Trust	13	42
Money Market Trust	14	44
Money Market Trust B	15	45
Real Return Bond Trust	16	46
Short-Term Bond Trust	17	49
Spectrum Income Trust	18	51
Strategic Bond Trust	19	54
Strategic Income Trust	20	56
Total Return Trust	21	58
U.S. Government Securities Trust	22	61
U.S. High Yield Bond Trust	23	62

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2008. The views expressed are those of the portfolio manager as of December 31, 2008, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.“ “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Active Bond Trust

Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, James E. Shallcross; Barry H. Evans, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks income and capital appreciation by investing at least 80% of its net assets in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Federal National Mortgage Association	28.50
Financial	12.92
Mortgage Securities	10.66
Communications	5.07
Consumer, Non-cyclical	4.56
Federal Home Loan Mortgage Corp.	4.32
Utilities	3.73
Energy	3.59
Asset Backed Securities	3.04
Consumer, Cyclical	2.08

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Active Bond Trust Series NAV returned –10.48%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

MFC Global (U.S.):

Environment ▶ U.S. bonds generated mixed results during 2008 as the credit and financial market turmoil led to a divergence in bond market performance. Treasury bonds were by far the best performers, benefiting from a flight to quality that gathered momentum as the year progressed. Other high quality bonds, including government agency and agency-issued mortgage-backed securities, also produced reasonable returns. In contrast, corporate bonds and non-agency residential and commercial mortgage-backed securities declined sharply amid a significant re-pricing of risk in the credit markets. Two significant factors contributed to the upheaval in the financial markets. First, the credit crunch that originated from the bursting of the housing market bubble and the subsequent meltdown in the subprime mortgage industry worsened during the past year. The fallout resulted in a liquidity crisis that crippled some of the nation’s largest financial companies, producing the worst financial calamity in decades. Initially, it was the Bear Stearns collapse last spring, but by September, mortgage lenders Fannie Mae and Freddie Mac were taken into con-servatorship by the federal government; investment firm Lehman Brothers filed for bankruptcy; insurer AIG received a government bailout; and brokerage firm Merrill Lynch, as well as banks Washington Mutual and Wachovia, were forced into takeover deals to prevent insolvency.

Sector allocation was the key behind the portfolio’s underperformance versus its benchmark. Our emphasis on credit-related sectors meant we had very limited exposure to the top-performing Treasury sector. Our positions in high-yield bonds and commercial mortgage-backed securities also hurt absolute and relative performance. The re-pricing of risk in the credit markets during the past year saw risk premiums (yield spreads) on both high yield and investment grade bonds reach an all-time high.

Declaration:

Environment ▶ Interest rates fell to historically low yields as evidence of further economic weakness and the financial crisis continued to erode investor confidence and encourage a flight to quality. Investor concerns over financial systematic risk dominated most of the quarter until the United States and other governments stepped up their efforts to protect the system and instill some level of investor confidence. What began mostly as a residential mortgage crisis in mid-2007 has finally engulfed all other credit markets and put the U.S. economy on course for a very severe recession. Mortgage sectors, both residential and commercial, were the worst performers, as further concerns over collateral quality and pervasive hedge fund and institutional selling of securities drove prices to very distressed levels.

The corporate bond market practically seized up during the quarter and investors shunned any corporate debt, even of the highest quality. The high-yield market severely underperformed, as the combination of investor risk aversion and the expectation of higher default rates through 2010 sent bond prices plummeting. Agency debt and mortgage-backed securities also became extremely volatile, as investors worried about the uncertainty regarding debt from government-sponsored enterprises Fannie Mae and Freddie Mac, before gaining some clarity for deeper support by the U.S. government.

The portfolio underperformed its benchmark as fixed-income credit sectors massively deteriorated in 2008. The portfolio’s overexposure to corporate credit and commercial mortgage-backed securities weighed heavily on performance. Specifically, concerns over credit losses plagued financial institutions, rising commodity prices pressured cyclical industries, and general economic weakness hurt the whole market. Mortgage sectors also performed terribly as deterioration in the housing market intensified and tight credit conditions hampered commercial real estate. In addition, exposure to consumer-related asset-backed securities subtracted from performance as unemployment rose. Liquidity was extremely challenged throughout the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Active Bond Trust Series I2 (began 4/29/05)	–10.54%	0.87%	3.44%	4.43%	40.25%
Active Bond Trust Series II2 (began 4/29/05)	–10.76%	0.71%	3.36%	3.59%	39.11%
Active Bond Trust Series NAV[3] (began 3/29/86)	–10.48%	0.91%	3.46%	4.61%	40.48%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3

The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. These Shares were first issued on March 29, 1986. Current subadvisers have managed the portfolio since April 29, 2005. The current subadvisers have managed a portion of the portfolio since its inception.

Core Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: William Stevens, Thomas J. O’Connor, Lynne Royer, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Mortgage Securities	20.75
Federal National Mortgage Association	19.53
Federal Home Loan Mortgage Corp.	19.23
U.S. Treasury Bonds	9.28
Asset Backed Securities	8.25
Financial	6.33
Government National Mortgage Association	4.31
Communications	2.74
Energy	2.13
Consumer, Non-cyclical	1.87

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Core Bond Trust Series I returned +3.38%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ▶ During 2008, investor risk aversion intensified as deleveraging, ongoing housing market woes, tight credit conditions and a rapidly weakening labor market prompted a strong flight to quality. Treasury yields fell throughout the year with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst year on record. Commercial mortgage-backed securities, asset-backed securities and corporate securities, particularly those of financial institutions, were hardest hit.

The Trust underperformed the benchmark, the Barclays Capital U.S. Aggregate Bond Index, in 2008. Sector overweights in commercial mortgage-backed and asset-backed securities were the largest detractors from performance.

Both sectors continued to suffer from heavy selling from investors, lack of dealer support and weakening fundamentals. Investors were wary of the impact weaker economic fundamentals and dramatically tighter credit conditions would have on the consumer’s ability to repay credit card debt and auto loans. Concerns also grew about commercial mortgage borrowers’ ability and willingness to service the debt of recent commercial property loans underwritten with aggressive assumptions about income and occupancy growth.

Security selection in pass-throughs was a contributor as both 15-years and lower coupon 30-years outperformed higher coupon 30-years. Security selection in Commercial Mortgage-Backed Securities also contributed, given our overweight to seasoned versus newer vintage issues and a complete underweight to AAA bonds, with lower credit enhancement.

In corporate bonds, our positioning in Financials issues contributed to performance, as did security selection in Telecommunications and Consumer Cyclicals. Relative value opportunities in new corporate issues priced with large concessions also added to performance, while our overweight to specific names in the REIT sector underperformed on widespread real estate funding concerns. Compared to the benchmark Index, we are maintaining an overweight in commercial mortgage-backed and AAA-rated consumer asset-backed securities offering good relative value. Our modest corporate overweight features Energy, Financials and Telecommunications, and our underweights are in high-quality, non-U.S. sovereigns, retail and consumer products. In mortgage securities, we maintain a moderate overweight, especially in 30-year 5.5% fixed-rate mortgage pools.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Core Bond Trust Series I (began 4/29/05)	3.38%	—	—	3.93%	—	—	15.21%
Core Bond Trust Series II (began 4/29/05)	3.23%	—	—	3.72%	—	—	14.35%
Core Bond Trust Series NAV (began 4/29/05)	3.44%	—	—	3.94%	—	—	15.26%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	—	—	4.91%	—	—	19.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Floating Rate Income Trust
Subadviser: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech, Timothy J. Settel, Stephen A. Walsh

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks a high level of current income, by investing primarily in floating rate loans that are rated below investment grade, at the time of purchase. Management may invest in fixed-rate loans, domestic and foreign issue loans, and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate of London Inter-Bank Offered Rate (LIBOR).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Consumer, Cyclical	32.10
Communications	17.17
Federal Home Loan Bank	14.87
Energy	9.04
Consumer, Non-cyclical	8.12
Basic Materials	7.25
Financial	1.36
Industrial	1.26
Technology	0.76

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year 2008, the Floating Rate Income Trust Series NAV returned –23.61%, outperforming the –29.14% return of the S&P/ LSTA Performing Loan Index.

Environment ▶ 2008 will go down as the worst year in the history of the S&P/LSTA Performing Loan Index. With a –29.14% return for the year, and most of that loss occurring from September to December, leveraged loans can no longer be considered an asset class that touts high returns and low volatility. The 2008 results also broke a streak of 12 consecutive years of positive performance for loans.

The devastation can be seen in the statistics. The average spread rose from LIBOR plus 440 basis points to LIBOR plus 2400 basis points when amortizing the discount over three years. The distress ratio, which shows the percentage of first-lien, higher-quality loans with a secondary spread higher than LIBOR plus 1000 basis points, rose from just 3% at the beginning of the year to 80%.

For most of the year, it was the credit crisis that really affected the loan market. Managers of collateralized loan obligations (CLOs) and total return swaps (TRSs) were forced to sell into an illiquid market to meet redemption requests amid the flight to quality and the proliferation of downgrades, as the market tumble forced managers to sell to maintain collateral requirements.

The 2008 total volume of new-issue institutional loans was $71 billion, down from $387 billion in 2007. Towards the end of the year, the credit crisis began to take its toll on the economy, putting downward pressure on loan issuer earnings and upward pressure on default rates. In 2008, the 12-month trailing issuer-weighted default rate rose from 0.26% to 4.35%. The historical average for loan issuer defaults is in the 3% range. Credit fundamentals for loan issuers are weakening.

In this difficult environment, the Trust outperformed its benchmark. Factors that aided relative performance included a focus on defensive industries, such as Telecommunications and Health Care, and emphasis on higher-quality (first lien) loans. Detracting from relative performance was issue selection in Consumer Cyclicals, particularly autos, airlines, retail and gaming.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Floating Rate Income Trust Series NAV (began 1/2/08)	–23.61%	—	—	–23.61%	—	—	–23.61%
S&P/LSTA Performing Loan Index[2]	–29.14%	—	—	–29.14%	—	—	–29.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Global Bond Trust
Subadviser: Pacific Investment Management Company LLC Portfolio Manager: Scott Mather

INVESTMENT OBJECTIVE & POLICIES ▶ To seek maximum total return, consistent with preservation of capital and prudent investment management. The portfolio invests at least 80% of its net assets in fixed income instruments, which may be represented by futures contracts with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Government	28.63
Financial	22.22
Government National Mortgage Association	9.66
Federal National Mortgage Association	9.48
Mortgage Securities	8.33
Federal Home Loan Mortgage Corp.	4.34
Asset Backed Securities	2.82
Communications	1.64
Energy	1.52
Consumer, Cyclical	1.17

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Global Bond Trust Series I returned –4.48%, underperforming the 12.00% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment ▶ The year 2008 will be remembered for the massive wave of deleveraging that followed the bursting of the U.S. housing bubble and produced a financial system crisis that continues to roil markets and economies worldwide. The fourth quarter saw this crisis spread from the financial realm to the broader economy and from the U.S. around the globe. By year end, G10 countries experienced a full-blown economic recession, and major emerging economies, though avoiding outright contraction, faced strong headwinds as exports to the developed world slowed and credit markets slammed shut.

Central banks around the world shifted into crisis mode and sought additional tools to stimulate the economy. Fiscal plans in various forms were announced in an effort to substitute public balance sheets for those of the private sector, with the objective of restoring normal intermediation between savers and private borrowers. Still, the effectiveness of these policies remained to be seen, as risk appetites in the private sector continued to weaken, and saw only modest recovery in December.

The portfolio’s performance was boosted by its positioning on the front end of yield curves in certain developed countries outside the U.S. This paid off as markets began to price in rate cuts by global central banks. An emphasis on shorter maturities was positive for performance, as yield curves steepened amid a flight to shorter-term securities.

Among detractors contributing to portfolio underperformance, the portfolio was hurt by its overweight in financial companies. Implementation of the portfolio’s curve strategy through interest-rate swaps detracted from performance. We sought to use duration and curve positioning to protect the portfolio, as interest rates typically fall and the yield curve steepens in times of risk aversion. While the short end rallied, benefiting the portfolio, the long end rallied as well. Being long in the front end and short in the long end was a detractor. A tactical position in Japanese inflation-linked bonds hurt performance, as did an allocation to agency mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Global Bond Trust Series I (began 3/18/88)	–4.48%	2.58%	4.15%	13.58%	50.19%
Global Bond Trust Series II2 (began 1/28/02)	–4.66%	2.39%	4.03%	12.55%	48.42%
Global Bond Trust Series NAV[3] (began 2/28/05)	–4.42%	2.62%	4.17%	13.83%	50.52%
JPMorgan Global (Unhedged) Government Bond Index	12.00%	6.24%	5.95%	35.32%	78.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher. Current subadvisers assignment became effective May 1,1999.

High Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: John Iles, Joseph Rizzo, Arthur Calavritimos

INVESTMENT OBJECTIVE & POLICIES ▶ To seek high current income with capital appreciation as a secondary goal by investing primarily in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Consumer, Cyclical	40.93
Communications	19.74
Consumer, Non-cyclical	8.03
Basic Materials	5.96
Utilities	4.75
Other	3.50
Mortgage Securities	3.28
Financial	2.33
Industrial	1.96
Asset Backed Securities	0.65

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year 2008, the High Income Trust Series NAV returned –43.65%, underperforming the –26.39% return of the Merrill Lynch US High Yield Master II Index.

Environment ▶ During the year, the high-yield spread above U.S. Treasuries widened by an astonishing 1,220 basis points (12.20 percentage points) from 592 to 1812. Unprecedented poor performance was caused by the complete shutdown of the credit markets, absolute investor risk aversion, and an increasingly ominous global economic picture. Forced selling by hedge funds and investment banks in an extremely illiquid market exacerbated losses. The bailout of Bear Stearns and the bankruptcy of Lehman Brothers caused previously unimagined complications in the credit default swap (CDS) markets, causing further disruption in the already fragile credit markets. High yield bonds did outperform the S&P 500 Index, which was down 38.50% for the year.

The portfolio lagged its benchmark due to steep losses in the bonds and stock holdings issued by a Telecommunication Services firm, stemming mostly from the refinancing risk it will face in 2009. The portfolio’s returns were also largely hurt by the gaming sector, which underper-formed the market on the anticipated effects of lower discretionary consumer spending, slimmer company valuations, and new supply that recently came into the market. We continue to see a tremendous amount of value to recover in this sector over the coming year. One example of a fundamental disconnect that we feel occurred during the year: Convertible bonds issued by an airline were down 60%, despite a 53% decline in oil prices. Bonds from our Wireless and Health Care holdings outperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

High Income Trust Series II (began 5/1/07)	–43.53%	—	—	–31.99%	—	—	–47.50%
High Income Trust Series NAV (began 4/28/06)	–43.65%	—	—	–16.35%	—	—	–37.99%
Merrill Lynch U.S. High Yield Master II Index[2]	–26.39%	—	—	–7.46%	—	—	–18.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

High Yield Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES ▶ To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Communications	14.77
Consumer, Non-cyclical	13.46
Financial	11.15
Energy	10.75
Consumer, Cyclical	10.11
Utilities	7.44
Industrial	6.95
Basic Materials	6.18
Federal Home Loan Bank	4.48
Government	2.92

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the High Yield Trust Series I returned –29.52%, underperforming the –25.91% return of the Citigroup High Yield Index.

Environment ▶ The best performing sub-sectors for the period were Consumer Non-cyclical and Utilities. Consumer Non-cyclicals and Utilities benefited from the defensive nature of their sub-sectors. Within Consumer Non-cyclical, the health care industry was the best performer. Within Utilities, the electric utility industry led performance. The worst-performing sub-sectors were Technology and Basic Industry. Technology companies were some of the largest and most levered buyouts completed in the leveraged buyout frenzy period of 2006-early 2007. Basic industry is a good indicator of broad economic activity, since it includes paper companies, as well as those in the metal & mining industry. Basic Industry returned –34% as paper and metals and mining returned –36% and –30%, respectively, for the annual period.

According to Moody’s Investors Service, U.S. speculative-grade default rates rose and recoveries declined significantly in 2008. New issue supply was just $49.7 billion in 2008, down 64% from 2007’s $138.4 billion and the lowest annual total since 2000. Net issuance was $11.1 billion for the period, the lowest annual net issuance in more than 15 years.

In terms of the impact of portfolio positioning, issue selection detracted from relative performance. Performance was held back by underweights to issues that outperformed. Sub-sector allocation had a positive impact on relative performance. The portfolio’s overweight in Capital Goods, which returned –19%, and underweights in Consumer Cyclicals, Media Non-Cable, and Technology, which returned –32%, –29% and –35%, respectively, aided relative performance. Credit quality allocation was the primary reason for underperformance during the period. This was due to the portfolio’s overweight in poor-performing CCC bonds, which returned –44%, and an underweight in BB rated issues, which returned –18%.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

High Yield Trust Series I (began 1/1/97)	–29.52%	–1.86%	–0.20%	–8.95%	–1.94%
High Yield Trust Series II2 (began 1/28/02)	–29.70%	–2.05%	–0.32%	–9.83%	–3.19%
High Yield Trust Series NAV[3] (began 2/28/05)	–29.48%	–1.80%	–0.16%	–8.67%	–1.63%
Citigroup High Yield Index	–25.91%	–0.93%	2.19%	–4.56%	24.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Current subadvisers assignment became effective May 1, 2003.

Income Trust
Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Charles B. Johnson, Ed D. Perks

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to maximize income while maintaining prospects for capital appreciation. The portfolio invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Financial	22.88
Utilities	18.42
Consumer, Non-cyclical	12.74
Energy	10.43
Communications	8.36
Technology	4.50
Industrial	3.09
Consumer, Cyclical	2.69
Federal Home Loan Bank	0.74
Basic Materials	0.20

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Income Trust Series NAV returned –28.64%, underperforming the –13.65% return of the Combined Index.

Environment ▶ In 2008, the U.S. economy faltered and the unemployment rate rose to 7.2% by year end. In early December, the National Bureau of Economic Research officially declared that the U.S. economy has been in recession since December 2007. 2008 was among the worst in history for U.S. stock market performance, with all major indexes recording double-digit losses, while Treasury prices soared.

Within equities, financial holdings generally detracted from portfolio performance, as the sector fared worse than others. Some holdings significantly hurt performance, even where we held securities higher in the capital structure, such as Lehman Brothers Holdings convertible preferred stock (sold by period end) and Fannie Mae and Freddie Mac preferred stocks. Wells Fargo was an exception and helped performance as its share price rose due to the perceived strength of the company’s position relative to competitors and ability to gain market share in customer deposits. Significant commodity price declines in the second half of 2008, particularly for oil, hurt our holdings in Canadian Oil Sands Trust and Cono-coPhillips. However, energy stock Halliburton (sold by period-end) gained during the first half of the year due to strong commodity price gains, which presented us with the opportunity for profit-taking. In addition, some Health Care stocks contributed to the portfolio’s returns, including Johnson & Johnson (sold by period-end) and Genentech.

Within fixed income, investment-grade and noninvestment-grade corporate bonds suffered from severe yield spread widening, due to the credit crisis and weakening economic conditions during the year. Following the collapse of investment bank Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities, causing their yields to fall to extremely low levels. Additionally, highly leveraged companies, including Charter Communications and R.H. Donnelly, hurt the Trust’s performance as the credit crisis raised investors’ concerns regarding the companies’ ability to access capital markets. Although bond prices remained highly volatile throughout the second half of the year, auto finance companies General Motors Acceptance Corp. and Ford Motor Credit Co. boosted performance as government efforts to help alleviate the credit crunch improved these companies’ access to capital.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Income Trust Series NAV (began 5/1/07)	–28.64%	—	—	–19.19%	—	—	–29.96%
Combined Index[2,3]	–13.65%	—	—	–6.71%	—	—	–10.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 40% of The Standard & Poor’s 500 Index and 60% of the Barclays Capital U.S. Aggregate Bond Index.

Investment Quality Bond Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, Christopher L. Gootkind, Christopher A. Jones

INVESTMENT OBJECTIVE & POLICIES ▶ To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% of its net assets in bonds rated investment grade at the time of investment.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
U.S. Treasury Bonds	26.95
Financial	22.28
Mortgage Securities	10.25
Other	7.78
Communications	7.23
Utilities	5.62
Consumer, Non-cyclical	5.12
Energy	2.31
Federal National Mortgage Association	2.16
Treasury Inflation-Protected Securities	1.92

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Investment Quality Bond Trust Series I returned –1.67%, underperforming the +4.51% return of the Combined Index.

Environment ▶ The year 2008 was an extraordinarily challenging one in financial markets, as nearly every asset class recorded significant price declines. Investors’ appetite for risk evaporated during the year, as equity markets plummeted globally and Treasury yields reached record lows. Negative economic news was pervasive, with mounting job losses, deteriorating consumer confidence, decelerating manufacturing activity, and continued declines in the U.S. housing market. Economic indicators worldwide point to a global economic slowdown that is expected to be more severe than average. This slowdown is happening despite significant government actions taken around the world to support the global economy through bailouts for the banking, auto and other strategically important industries. The economic slowdown weighed heavily on credit and other spread markets. Over the course of 2008, the U.S. Federal Reserve significantly cut the federal funds rate from 4.25% to a range of 0.00% to 0.25% and indicated that it expected the rate to remain at this level for an extended period of time as it shifted its focus to fighting the economic slowdown and combating deflation.

Allocations to commercial mortgage-backed securities (CMBS) and Treasury Inflation Protected Securities (TIPS), and security selection within the investment-grade credit sector primarily drove the Trust’s underperformance. CMBS spreads widened as recession concerns mounted and speculation increased that commercial real estate defaults would rise. Within investment grade debt securities, the Trust owned corporate bonds issued by financial firms, insurance companies and REITs. Financial issuers underperformed as a result of unprecedented market events, such as the bankruptcy of Lehman Brothers and the need for continued deleveraging. Our allocation to TIPS also detracted from relative performance. TIPS struggled in the latter half of the year as the economic climate worsened and inflation concerns were replaced with deflation fears.

Positive contributors to relative performance included the portfolio’s underweight position in the investment-grade credit sector and an opportunistic allocation to the non-dollar sector. Specifically positioning for the yield curve to steepen in Canada and having a short position in the British pound versus the U.S. dollar contributed positively.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Investment Quality Bond Trust Series I (began 6/18/85)	–1.67%	3.00%	4.66%	15.92%	57.72%
Investment Quality Bond Trust Series II2 (began 1/28/02)	–1.72%	2.81%	4.55%	14.87%	56.05%
Investment Quality Bond Trust Series NAV[3] (began 2/28/05)	–1.52%	3.06%	4.69%	16.24%	58.16%
Combined Index[4]	4.51%	4.37%	5.53%	23.86%	71.25%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is comprised of 50% of the return of the Barclays Capital Government Bond Index and 50% of the return of the Barclays Capital Credit Bond Index.

Money Market Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

PORTFOLIO MANAGER’S COMMENTARY

Environment ▶ The year was characterized by multiple interest rate decreases, plunging the federal funds rate from 4.25% at the beginning of the year to a record low range of 0.00% to 0.25% by year-end. These moves were made in response to the unprecedented economic crisis that has engulfed the world’s financial institutions, leading to mass layoffs and substantive business collapses. Credit spreads widened dramatically throughout the year, leading to tighter borrowing costs and huge sell-offs in the equity markets. Inflation, which threatened to be a potential issue earlier in the year, was largely overshadowed by the financial market turmoil. Throughout 2008, the federal government introduced several different types of economic/liquidity proposals to provide financial stability to the markets. Meanwhile, the Federal Reserve continues to work with the U.S. government to find other creative ways to stimulate the U.S. economy.

At the beginning of this period of financial market turbulence, dating back to August 2007, the Trust froze all purchases of asset-backed commercial paper. This policy continues to be in effect. Throughout the year, the portfolio’s holdings were more heavily weighted in federal agencies (48% at year-end) than in corporate paper. The average term-to-maturity at the beginning of January was 25 days; by late December it had increased substantially, to 84 days.

With the financial markets still in a state of uncertainty, the Trust will continue to avoid buying asset-backed commercial paper until further notice, and will use corporate paper to pick up yield. Treasury bill rates at the end of December were very close to zero and, in some cases, negative. The Trust’s average weighted term-to-maturity has been pushed out close to its maximum of 90 days, and will continue to stay out longer as these current market conditions prevail. We have taken opportunities to take profits on market strength, primarily through Treasury bill trading.

Sector Weighting*	% of Total
Financial	29.78
U.S. Treasury Bills	20.82
Federal Home Loan Mortgage Corp.	20.31
Federal Home Loan Bank	15.79
Federal National Mortgage Association	12.16
Consumer, Non-cyclical	1.14

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

Money Market Trust B
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

PORTFOLIO MANAGER’S COMMENTARY

Environment▶ The year was characterized by multiple interest rate decreases, plunging the federal funds rate from 4.25% at the beginning of the year to a record low range of 0.00% to 0.25% by year-end. These moves were made in response to the unprecedented economic crisis that has engulfed the world’s financial institutions, leading to mass layoffs and substantive business collapses. Credit spreads widened dramatically throughout the year, leading to tighter borrowing costs and huge sell-offs in the equity markets. Inflation, which threatened to be a potential issue earlier in the year, was largely overshadowed by the financial market turmoil. Throughout 2008, the federal government introduced several different types of economic/ liquidity proposals to provide financial stability to the markets. Meanwhile, the Federal Reserve continues to work with the U.S. government to find other creative ways to stimulate the U.S. economy.

At the beginning of this period of financial market turbulence, dating back to August 2007, the Trust froze all purchases of asset-backed commercial paper. This policy continues to be in effect. Throughout the year, the portfolio’s holdings were more heavily weighted in federal agencies (42% at year-end) than in corporate paper. The average term-to-maturity at the beginning of January was 25 days; by late December it had increased substantially, to 84 days.

With the financial markets still in a state of uncertainty, the Trust will continue to avoid buying asset-backed commercial paper until further notice, and will use corporate paper to pick up yield. Treasury bill rates at the end of December were very close to zero and, in some cases, negative. The Trust’s average weighted term-to-maturity has been pushed out close to its maximum of 90 days, and will continue to stay out longer as these current market conditions prevail. We have taken opportunities to take profits on market strength, primarily through Treasury bill trading.

Sector Weighting*	% of Total
Financial	33.60
U.S. Treasury Bills	24.31
Federal National Mortgage Association	17.38
Federal Home Loan Bank	15.39
Federal Home Loan Mortgage Corp.	9.21
Short-term Securities	0.11

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

Real Return Bond Trust
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES▶ The portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Treasury Inflation-Protected Securities	51.69
Financial	10.20
Federal National Mortgage Association	7.35
Mortgage Securities	6.81
Federal Home Loan Mortgage Corp.	6.13
Asset Backed Securities	3.03
Government	2.22
Consumer, Non-cyclical	1.67
Consumer, Cyclical	0.94
Energy	0.69

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Real Return Bond Trust Series I returned –11.28%, underper-forming the –2.35% return of the Barclays Capital U.S. TIPS Index.

Environment▶ Interest rates continued to fall in the fourth quarter as the global recession deepened, capping the most tumultuous year in financial markets since World War II. Massive deleveraging originating in the subprime debacle shook the global financial system in 2008 as the worldwide recession deepened. It produced a credit contraction that continues to roil markets and economies worldwide.

Treasuries outperformed other fixed-income sectors by a wide margin as investors sought refuge from financial market turmoil. Yields on the shortest maturity Treasuries plunged more than 300 basis points (3 percentage points) during 2008, while yields on Treasury notes and bonds fell as much as 228 basis points, amid a stampede by investors to liquidity and safety. Risk appetites weakened substantially as the credit crisis reinforced expectations of a prolonged global recession and disinflation. The benchmark 10-year Treasury bond yielded only 2.22% at year end, a near record low and a plunge of 161 basis points lower than three months earlier.

Treasury Inflation-Protected Securities (TIPS) returns were negative for 2008 as real interest rates rose. The Barclays Capital U.S. TIPS Index returned –2.35% for 2008. 10-year TIPS yielded 2.14% at year end, 41 basis points higher than at the start of 2008.

The main contributors to the portfolio’s performance relative to its benchmark included TIPS selection, focused on longer-dated maturities; exposure to short maturities in the U.S. and U.K. via money market futures; strategies that benefit from yield curve steepening in Euroland; and exposure to nominal duration vs. real duration in the U.K. and Euroland.

The major detractors from portfolio relative performance included an underweight to total duration late in the fourth quarter; exposure to real duration vs. nominal duration in Japan, where the spread between real rates and nominal rates narrowed to historic lows; positions in long-dated pay-fixed swap spreads; holdings of agency mortgage pass-through securities, as even these high-quality bonds were adversely affected by global deleveraging; small exposure to upper tier nonagency mortgages and other asset-backed securities, which reacted negatively to the Treasury’s refocusing of the Troubled Asset Relief Program (TARP) away from direct mortgage investments; and modest holdings of financial sector credits, as the flight to quality and liquidity of nominal Treasuries caused spreads to widen.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Real Return Bond Trust Series I (began 5/5/03)	–11.28%	1.87%	—	2.51%	9.69%	—	15.04%
Real Return Bond Trust Series II (began 5/5/03)	–11.54%	1.62%	—	2.27%	8.36%	—	13.56%
Real Return Bond Trust Series NAV[2] (began 2/28/05)	–11.30%	1.88%	—	2.52%	9.76%	—	15.11%
Barclays Capital U.S. TIPS Index[3]	–2.35%	4.07%	—	4.60%	22.09%	—	29.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Short-Term Bond Trust
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: James E. Shallcross, Peter Farley

INVESTMENT OBJECTIVE & POLICIES▶ To seek income and capital appreciation, the portfolio invests at least 80% of its net assets at the time of investment in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	43.36
Financial	21.56
Asset Backed Securities	10.03
Federal National Mortgage Association	5.88
Communications	4.30
Energy	2.91
Consumer, Non-cyclical	2.59
Consumer, Cyclical	2.57
Utilities	2.56
Federal Home Loan Mortgage Corp.	1.54

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Short Term Bond Trust Series NAV returned –18.92%, under-performing the +4.62% return of the Barclays Capital 1-3 Year (Unhedged) U.S. Aggregate Index.

Environment▶ Interest rates fell to historically low yields as evidence of further economic weakness and the financial crisis continued to erode investor confidence and encourage a flight to quality. Investor concerns over financial systematic risk dominated most of the quarter until the United States and other governments stepped up their efforts to protect the system and instill some level of investor confidence. What began mostly as a residential mortgage crisis in mid-2007 has finally engulfed all other credit markets and put the U.S. economy on course for a very severe recession. Mortgage sectors, both residential and commercial, were the worst performers as further concerns over collateral quality and pervasive hedge fund and institutional selling of securities drove prices to very distressed levels.

The corporate bond market practically seized up during the quarter and investors shunned any corporate debt, even of the highest quality. The high-yield market severely underperformed, as the combination of investor risk aversion and the expectation of higher default rates through 2010 sent bond prices plummeting. Agency debt and mortgage-backed securities also became extremely volatile, as investors worried about the uncertainty regarding debt from government-sponsored enterprises Fannie Mae and Freddie Mac, before gaining some clarity for deeper support by the U.S. government.

The portfolio underperformed its benchmark as fixed-income credit sectors massively deteriorated in 2008. The portfolio’s overexposure to corporate credit and commercial mortgage-backed securities weighed heavily on performance. Spe-cifically, concerns over credit losses plagued financial institutions, rising commodity prices pressured cyclical industries, and general economic weakness hurt the whole market. Mortgage sectors also performed terribly as deterioration in the housing market intensified and tight credit conditions hampered commercial real estate. In addition, exposure to consumer-related asset-backed securities subtracted from performance as unemployment rose. Liquidity was extremely challenged throughout the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Short-Term Bond Trust Series NAV[2] (began 5/1/94)	–18.92%	–1.94%	1.70%	–9.31%	18.35%
Barclays Capital 1–3 Year (Unhedged) U.S. Aggregate Index	4.62%	3.78%	4.78%	20.36%	59.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I (JHVST) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Bond Fund, the Trust’s predecessor. These shares were first issued May 1, 1994.

Spectrum Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Edmund M. Notzon III

INVESTMENT OBJECTIVE & POLICIES▶ To seek a high level of current income with moderate share price fluctuation by maintaining broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	13.51
Government National Mortgage Association	11.66
Financial	10.15
Federal National Mortgage Association	9.57
Communications	7.50
Consumer, Non-cyclical	6.09
Energy	5.48
Industrial	4.80
Mortgage Securities	3.84
Consumer, Cyclical	3.59

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Spectrum Income Trust Series NAV returned –9.30%, underperforming the +5.24% return of the Bar-clays Capital U.S. Aggregate Bond Index.

Environment▶ The emergence of a severe credit crisis in the fall of 2008 dominated headlines and annual market results. The crisis spilled over into the wider economy in the fourth quarter, leading to heavy job losses and an increasing potential for deflation. Thanks in part to aggressive action by the Federal Reserve and U.S. Treasury, as well as the prospect for a large economic stimulus package in 2009, markets seemed to stabilize somewhat in the final weeks of the year.

However, investor, consumer and business confidence remained subdued.

In this environment, fixed-income performance varied widely. High-quality bond sectors advanced, led by significant gains for long-term Treasuries. On the other hand, lower-quality areas — high yield and emerging market bonds — suffered double-digit declines. Stocks were pummeled by the crisis, with the broad stock market, as measured by the S&P 500 Index, losing about a third of its value.

Many of the portfolio’s diversifying sectors under-performed for the year. The slowing economic environment weighed heavily on high-yield bonds, emerging market bonds, and dividend-paying stocks, while falling interest rates bolstered returns on high-quality bonds. These diversifying sectors, which are not part of the portfolio’s benchmark, represent a cornerstone of the portfolio’s investment approach, and have been solid contributors to performance over longer periods of time. The portfolio’s underweight in longer-term Treasuries also held back results for the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Spectrum Income Trust Series NAV (began 10/24/05)	–9.30%	—	—	1.65%	—	—	5.36%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	—	—	5.46%	—	—	18.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Strategic Bond Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Mark Lindbloom, Michael C. Buchanan

INVESTMENT OBJECTIVE & POLICIES▶ To seek a high level of total return consistent with preservation of capital by investing at least 80% of the portfolio’s net assets in fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	18.53
Financial	13.81
Federal Home Loan Bank	10.35
Mortgage Securities	8.83
Energy	6.24
Communications	4.03
Consumer, Non-cyclical	3.94
Federal Home Loan Mortgage Corp.	3.91
Industrial	3.77
Utilities	3.62

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Strategic Bond Trust Series I returned –16.08%, underperform-ing the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment▶ The Federal Reserve intensified its campaign against economic weakness in response to the deepening financial crisis. The federal funds rate was reduced by a cumulative 425 basis points (4.25 percentage points) to near 0% by year end, moving the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of a range of financial intermediaries, were implemented. The Fed and the U.S. Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans.

Yields on 30-year fixed-rate mortgages declined roughly 1%, to the lowest level on record. Third-quarter gross domestic product contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased from 5.0% to 6.7%, though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. All in all, 2008 was the worst year for risk-taking in a quarter century. Yield spreads widened by more than 3.5 percentage points on investment-grade issues and 11 percentage points on high-yield issues. Mortgage-backed securities performed better, but underperformed Treasuries by 2.32%. The S&P 500 Index lost 37% as volatility soared. A large overweight exposure to the mortgage-backed sector detracted from returns, as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that further detracted from performance due to rising defaults, marketplace uncertainty and a lack of liquidity. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads soared in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth.

The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact, as did a modest Treasury Inflation Protected Securities (TIPS) exposure, as oil plunged to $40 per barrel and inflation fears switched to deflation fears. On a positive note, a tactically driven duration posture contributed modestly to returns as bond yields rallied. A curve-steepening strategy aided performance as the spread between 2- and 10-year yields widened.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Strategic Bond Trust Series I (began 2/19/93)	–16.08%	–0.35%	3.51%	–1.74%	41.24%
Strategic Bond Trust Series II2 (began 1/28/02)	–16.22%	–0.56%	3.38%	–2.76%	39.41%
Strategic Bond Trust Series NAV[3] (began 2/28/05)	–16.06%	–0.30%	3.59%	–1.49%	41.59%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Strategic Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis, III; John F. Iles; Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES▶ The portfolio seeks a high level of current income by investing at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	26.43
Mortgage Securities	11.35
Federal National Mortgage Association	10.81
Consumer, Cyclical	8.21
Communications	6.84
Financial	6.23
U.S. Treasury Notes	3.14
Consumer, Non-cyclical	3.11
Government National Mortgage Association	2.86
Industrial	2.73

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Strategic Income Trust Series I returned –8.61%, underper-forming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment▶ Though evidence mounted that the sub-prime mortgage crisis and resultant credit crunch had a material impact on the overall economy, the economic slowdown remained largely a U.S.-only story for the first part of 2008. Commodity prices surged to record levels, keeping world central banks vigilant on inflation while the U.S. Federal Reserve hastily cut interest rates. Eventually the effects of the financial crisis and U.S. recession, which claimed victims as signifi-cant as Bear Stearns and Lehman Brothers, spread to the broad global economy, effectively debunking the hope of global decoupling. Investor panic and intense deleveraging resulted in a massive sell-off of risky assets. Credit spreads widened drastically as equities, commodities and emerging market investments were sold mercilessly. Global government bonds performed exceptionally well due to the associated flight to safety, as well as the swift monetary easing policies initiated by the world’s central banks. The Japanese yen was the primary beneficiary of global risk aversion, though the U.S. dollar also strengthened against most major currencies.

Detracting most from relative performance was the fund’s out-of-benchmark allocation to high-yield corporate bonds. Though individual credits were generally limited to 0.5% portfolio weightings and the holdings were diversified across industries, the dire economic outlook, deleverag-ing environment, and poor market liquidity resulted in a broad sell-off of the sector. The Merrill Lynch High Yield Master Index delivered its worst annual return (–26.4%), dwarfing the previous worst year (2000) by more than 21%. Also hurting the portfolio’s performance was its underweighting of U.S. Treasury securities. The portfolio’s hedged European and Canadian government bonds contributed strong performance, but they lagged U.S. Treasuries, as yields on 10-year Treasuries fell 180 basis points (1.80 percentage points) during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Strategic Income Trust Series I (began 5/3/04)	–8.61%	—	—	2.48%	—	—	12.09%
Strategic Income Trust Series II (began 5/3/04)	–8.76%	—	—	2.27%	—	—	11.05%
Strategic Income Trust Series NAV[2] (began 4/29/05)	–8.57%	—	—	2.50%	—	—	12.19%
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	—	—	5.00%	—	—	25.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Total Return Trust
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES ▶ To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	51.96
Financial	17.53
Federal Home Loan Mortgage Corp.	8.21
Mortgage Securities	7.36
Treasury Inflation-Protected Securities	3.41
Asset Backed Securities	2.40
Consumer, Non-cyclical	1.41
Government	1.36
Communications	1.07
Energy	0.62

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Total Return Trust Series I returned +2.69%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ▶ Over the year 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the United Kingdom steepened, as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets early in the year, the Federal Reserve continued to ease, reducing the federal funds rate by 200 basis points, or 2 percentage points, and took several unconventional steps: It made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of investment bank Bear Stearns.

The financial crisis, originally thought to be contained within the housing market, gradually spread to the corporate sector. September featured a succession of shocking events, including the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac and insurer AIG, as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization or transformation into bank holding companies. In early October, Congress approved the $700 billion Troubled Asset Relief Program proposed by the Treasury and the Fed to help unclog the flow of credit. In addition to the previously announced government programs and continued federal funds rate cuts aimed to get the economy growing again, the Fed stated it would target an interest rate between 0% and 0.25%.

The main contributors to the portfolio’s relative performance included portfolio positioning on the front end of yield curves in certain developed countries outside the U.S., such as the U.K. and Australia; curve-steepening biases in the U.S., the U.K., Australia, and the Eurozone; and an underweight position in corporate bonds. The major detractors from portfolio performance relative to the benchmark included an overweight to agency mortgage-backed securities; an overweight to financials; a swap spread curve steepening bias; and exposure to emerging market currencies.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Total Return Trust Series I (began 5/1/99)	2.69%	4.43%	—	5.63%	24.23%	—	69.79%
Total Return Trust Series II2 (began 1/28/02)	2.53%	4.23%	—	5.50%	23.01%	—	67.79%
Total Return Trust Series NAV[3] (began 2/28/05)	2.76%	4.47%	—	5.65%	24.45%	—	70.10%
Barclays Capital U.S. Aggregate Bond Index[4]	5.24%	4.65%	—	5.85%	25.52%	—	73.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

U.S. Government Securities Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Ronald D. Mass, Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES ▶ To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. The portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	40.50
Federal Home Loan Mortgage Corp.	11.96
Mortgage Securities	8.95
Federal Home Loan Bank	5.69
Asset Backed Securities	4.12
Treasury Inflation-Protected Securities	3.58
Government National Mortgage	1.96
U.S. Treasury Notes	1.56
Financial	1.18
U.S. Treasury Bonds	0.15

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the U.S. Government Securities Trust Series I returned –1.41%, underperforming the +11.41% of the Citigroup 1-10 Year Treasury Index.

Environment ▶ The Federal Reserve intensified its campaign against economic weakness in response to the deepening financial crisis. The federal funds rate was reduced a cumulative 425 basis points (4.25 percentage points) to near 0% by year end, moving the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of a range of financial intermediaries, were implemented. The Fed and the U.S. Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans.

Yields on 30-year fixed-rate conventional mortgages declined roughly 1%, to the lowest level on record. Third-quarter gross domestic product contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased from 5.0% to 6.7%, though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. All in all, 2008 was the worst year for risk-taking in a quarter century. Yield spreads widened by more than 3.5 percentage points on investment-grade issues and 11 percentage points on high-yield issues. Mortgage-backed securities performed better, but underperformed Treasuries by 2.32%. The S&P 500 Index lost 37% as volatility soared.

A large overweight exposure to the mortgage-backed sector detracted from returns, as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly affected and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. A modest TIPS exposure had a negative impact, as oil plunged to $40 per barrel and inflation fears switched to deflation fears. On a positive note, a tactically driven duration posture contributed modestly to returns as bond yields rallied. A curve-steepening strategy had a positive impact on performance as the spread between 2- and 10-year yields widened.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

U.S. Government Securities Trust Series I (began 3/18/88)	–1.41%	2.10%	3.74%	10.95%	44.31%
U.S. Government Securities Trust Series II2 (began 1/28/02)	–1.64%	1.91%	3.62%	9.90%	42.66%
U.S. Government Securities Trust Series NAV[3] (began 2/28/05)	–1.44%	2.12%	3.75%	11.06%	44.45%
Citigroup 1-10 Year Treasury Index	11.41%	5.40%	5.67%	30.07%	73.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

U.S. High Yield Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser, Niklas Nordenfelt, Sean Lynch

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks total return with a high level of current income by primarily investing in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	23.67
Consumer, Non-cyclical	16.92
Energy	11.46
Consumer, Cyclical	10.21
Financial	9.70
Industrial	5.47
Technology	4.92
Basic Materials	4.81
Utilities	2.95
Asset Backed Securities	0.14

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the U.S. High Yield Bond Trust Series I returned –20.86%, outperforming the –26.11% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ▶ During 2008, investor risk aversion intensified to risk avoidance as deleveraging, ongoing housing market woes, tight credit conditions and a rapidly weakening labor market prompted a strong flight to quality. Treasury yields fell throughout the year with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst year on record. The high-yield market fell 26.11% during 2008 with the loan market down 28.75%, as deleveraging forces took a particularly hard toll on that market. High yield credit spreads ended the year at 1,810 basis points (18.10 percentage points), a 1,226 basis-point increase over year-end 2007 levels. The portfolio’s outperformance was largely attributable to the more conservative allocation, with less exposure to the most consumer-sensitive, housing-related and highly leveraged companies. Security selection was the largest performance contributor during 2008. The portfolio’s holdings outperformed in most sectors, with the most significant outperformance within the Financials, Cable/Satellite TV, Gaming, Paper and Telecommunication sectors.

The portfolio’s sector allocation contributed more than 200 basis points of relative performance, helped by underweights to the Paper, Publishing/ Printing and Banks/Thrifts sectors. The overweights to Cable/Satellite TV, Health Care and Telecommunication also helped on a relative basis. The underweight to Utilities hurt. The Trust’s quality orientation also contributed, helped by an underweight to CCC-rated bonds. However, the underweight to BB bonds hurt relative performance, as did exposure to bank loans, which underperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

U.S. High Yield Bond Trust Series I (began 4/29/05)	–20.86%	—	—	–2.00%	—	—	–7.15%
U.S. High Yield Bond Trust Series II (began 4/29/05)	–21.05%	—	—	–2.16%	—	—	–7.71%
U.S. High Yield Bond Trust Series NAV (began 4/29/05)	–20.79%	—	—	–1.93%	—	—	–6.92%
Merrill Lynch U.S. High Yield Master II Constrained Index[2]	–26.11%	—	—	–3.29%	—	—	–11.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below, and on the following pages, provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class, and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$906.70	$3.31	0.69%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Series II — Actual	1,000.00	904.70	4.26	0.89%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Series NAV — Actual	1,000.00	906.20	3.07	0.64%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Core Bond Trust
Series I — Actual	$1,000.00	$1,019.20	$4.37	0.86%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series II — Actual	1,000.00	1,018.80	5.33	1.05%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.33	1.05%
Series NAV — Actual	1,000.00	1,019.70	3.96	0.78%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Floating Rate Income Trust
Series NAV — Actual	$1,000.00	$744.80	$3.35	0.76%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.88	0.76%
Global Bond Trust
Series I — Actual	$1,000.00	$919.70	$4.34	0.90%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Series II — Actual	1,000.00	918.80	5.31	1.10%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Series NAV — Actual	1,000.00	920.20	4.10	0.85%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
High Income Trust
Series II — Actual	$1,000.00	$638.70	$4.12	1.00%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
Series NAV — Actual	1,000.00	638.90	3.05	0.74%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
High Yield Trust
Series I — Actual	$1,000.00	$718.00	$3.37	0.78%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series II — Actual	1,000.00	716.40	4.23	0.98%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Series NAV — Actual	1,000.00	718.40	3.15	0.73%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%
Income Trust
Series NAV — Actual	$1,000.00	$747.40	$3.87	0.88%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$983.20	$3.69	0.74%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Series II — Actual	1,000.00	983.00	4.69	0.94%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Series NAV — Actual	1,000.00	983.70	3.44	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Money Market Trust
Series I — Actual	$1,000.00	$1,006.80	$2.98	0.59%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Series II — Actual	1,000.00	1,005.80	3.98	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,008.30	$1.51	0.30%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Real Return Bond Trust
Series I — Actual	$1,000.00	$853.60	$3.87	0.83%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Series II — Actual	1,000.00	851.80	4.75	1.02%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series NAV — Actual	1,000.00	853.00	3.77	0.81%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Short-Term Bond Trust
Series NAV — Actual	$1,000.00	$822.10	$3.16	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Spectrum Income Trust
Series NAV — Actual	$1,000.00	$918.70	$4.05	0.84%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Strategic Bond Trust
Series I — Actual	$1,000.00	$870.20	$3.85	0.82%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Series II — Actual	1,000.00	869.10	4.79	1.02%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series NAV — Actual	1,000.00	870.30	3.62	0.77%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Strategic Income Trust
Series I — Actual	$1,000.00	$906.10	$3.88	0.81%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Series II — Actual	1,000.00	904.90	4.84	1.01%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.13	1.01%
Series NAV — Actual	1,000.00	905.70	3.69	0.77%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
Total Return Trust
Series I — Actual	$1,000.00	$1,012.90	$4.00	0.79%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series II — Actual	1,000.00	1,012.30	5.01	0.99%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	1,012.60	3.79	0.75%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
U.S. Government Securities Trust
Series I — Actual	$1,000.00	$1,009.20	$3.79	0.75%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Series II — Actual	1,000.00	1,007.10	4.79	0.95%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series NAV — Actual	1,000.00	1,008.10	3.48	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
U.S. High Yield Bond Trust
Series I — Actual	$1,000.00	$795.80	$3.79	0.84%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Series II — Actual	1,000.00	794.20	4.69	1.04%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%
Series NAV — Actual	1,000.00	795.90	3.57	0.79%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 2.81%
U.S. Treasury Bonds - 0.93%
3.750%, due 11/15/2018	13,925,000	$15,763,518	0.76%
4.375%, due 02/15/2038	2,700,000	3,616,312	0.17%
		19,379,830
U.S. Treasury Notes - 1.88%
2.000%, due 11/30/2013 (a)	34,400,000	35,292,267	1.70%
2.000%, due 02/28/2010	3,596,000	3,660,757	0.18%
		38,953,024

TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,943,841)		$58,332,854
U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.47%
Federal Home Loan Bank - 0.62%
5.895%, due 09/01/2036 (b)	12,654,210	12,927,655	0.62%
Federal Home Loan Mortgage Corp. - 4.84%
5.500%, due 08/23/2017 (a)	25,000,000	29,482,925	1.42%
5.500%, due 03/01/2036	18,241,031	18,694,921	0.90%
5.833%, due 03/01/2037 (b)	7,092,059	7,261,340	0.35%
6.000%, due 05/01/2038	10,109,343	10,433,552	0.50%
6.000%, due 08/01/2038	10,977,409	11,322,597	0.54%
4.500% to 6.000%, due 3/21/2011 to 7/1/2038 (a)		23,525,932	1.13%
		100,721,267
Federal National Mortgage Association - 32.40%
4.500% TBA **	32,660,000	33,405,056	1.61%
5.000%, due 03/01/2036	20,464,304	20,936,741	1.01%
5.000%, due 05/01/2036	18,265,310	18,684,126	0.90%
5.000%, due 11/01/2036	18,895,779	19,329,052	0.93%
5.000%, due 03/01/2038	9,843,716	10,067,891	0.48%
5.000%, due 03/01/2038	17,940,297	18,348,859	0.88%
5.000%, due 05/01/2038	14,032,923	14,352,500	0.69%
5.000%, due 05/01/2038	6,626,818	6,777,733	0.33%
5.000% TBA **	29,500,000	30,145,312	1.45%
5.000% TBA **	41,400,000	42,525,562	2.05%
5.500%, due 09/01/2034	8,260,575	8,491,290	0.41%
5.500%, due 02/01/2035	14,616,561	15,022,513	0.72%
5.500%, due 05/01/2035	10,891,623	11,202,630	0.54%
5.500%, due 06/01/2035	10,771,673	11,069,156	0.53%
5.500%, due 04/01/2036	22,948,957	23,571,984	1.13%
5.500%, due 01/01/2037	7,461,778	7,663,188	0.37%
5.500%, due 01/01/2037	11,149,059	11,455,223	0.55%
5.500%, due 02/01/2037	13,619,178	13,986,789	0.67%
5.500%, due 04/01/2037	13,659,832	14,028,541	0.68%
5.500%, due 07/01/2037	16,443,084	16,886,919	0.81%
5.500%, due 12/01/2037	8,669,230	8,903,231	0.43%
5.500%, due 06/01/2038	8,298,934	8,522,940	0.41%
5.500% TBA **	16,900,000	17,410,961	0.84%
5.500% TBA **	19,925,000	20,441,805	0.98%
6.000%, due 05/01/2035	8,839,273	9,128,275	0.44%
6.000%, due 02/01/2036	25,337,453	26,165,869	1.26%
6.000%, due 02/01/2036	27,279,203	28,230,777	1.36%
6.000%, due 09/01/2036	11,290,612	11,645,648	0.56%
6.000%, due 07/01/2037	10,296,848	10,620,636	0.51%
6.000%, due 01/01/2038	15,195,955	15,673,796	0.75%
6.000% TBA **	54,930,000	56,590,776	2.72%
6.500%, due 06/01/2036	6,525,768	6,790,622	0.33%
3.500% to 7.500%, due 9/15/2009 to 10/25/2041 (a) (b) (c) (j)		$105,537,562	5.07%
		673,613,963
Government National Mortgage Association - 0.61%		12,735,719	0.61%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $771,480,949)		$799,998,604
FOREIGN GOVERNMENT OBLIGATIONS - 0.58%
Argentina - 0.06%		1,180,020	0.06%
Canada - 0.01%		232,508	0.01%
Colombia - 0.06%		1,307,490	0.06%
Denmark - 0.01%		229,705	0.01%
Germany - 0.16%		3,240,758	0.16%
Japan - 0.11%		2,273,512	0.11%
Mexico - 0.08%		1,756,456	0.08%
Panama - 0.02%		517,960	0.02%
Peru - 0.01%		170,200	0.01%
Philippines - 0.01%		207,270	0.01%
Sweden - 0.02%		433,832	0.02%
Ukraine - 0.01%		215,000	0.01%
United Kingdom - 0.02%		389,866	0.02%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $13,106,915)		$12,154,577
CORPORATE BONDS - 39.62%
Basic Materials - 1.20%		24,916,551	1.20%
Communications - 5.71%		118,717,958	5.71%
Consumer, Cyclical - 2.35%		48,828,301	2.35%
Consumer, Non-cyclical - 5.09%		105,796,535	5.09%
Diversified - 0.07%		1,533,307	0.07%
Energy - 4.08%		84,762,028	4.08%
Financial - 14.48%
JPMorgan Chase & Company, Series 1
7.900%, due 12/31/2049 (b)	8,535,000	7,099,669	0.34%
JPMorgan Chase
3.149% to 6.750%, due 2/1/2011 to 5/15/2047 (b)		6,188,799	0.30%
Merrill Lynch & Company, Inc.
7.750%, due 05/14/2038	7,525,000	8,290,150	0.40%
Merrill Lynch
3.743% to 6.875%, due 4/25/2013 to 4/25/2018 (b)		9,816,311	0.48%

The accompanying notes are an integral part of the financial statements.

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - (continued)
Financial - 14.48%
Morgan Stanley
4.250% to 6.625%, due 5/15/2010 to 4/1/2018 (b)		$8,063,715	0.39%
OTHER SECURITIES		261,557,984	12.57%
		301,016,628
Industrial - 1.96%		40,755,217	1.96%
Technology - 0.44%		9,124,851	0.44%
Utilities - 4.24%
Israel Electric Corp., Ltd.
7.250%, due 01/15/2019 (d)	7,280,000	6,789,692	0.32%
OTHER SECURITIES		81,461,872	3.92%
		88,251,564

TOTAL CORPORATE BONDS (Cost $1,038,208,610)		$823,702,940
MUNICIPAL BONDS - 0.22%
District of Columbia - 0.22%		4,495,685	0.22%

TOTAL MUNICIPAL BONDS (Cost $4,750,000)		$4,495,685
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.23%
Bank of America
0.079% to 5.940%, due 8/10/2013 to 9/10/2047 (b) (d) (e)		30,080,330	1.44%
Federal Home Loan Mortgage
4.750% to 7.500%, due 1/15/2031 to 8/15/2032		3,417,808	0.16%
Federal National Mortgage Association
7.500%, due 11/25/2041	326,828	344,088	0.02%
JPMorgan Chase
3.890% to 6.500%, due 1/25/2021 to 5/15/2045 (b)		21,947,591	1.06%
Merrill Lynch
0.064% to 5.909%, due 8/12/2020 to 2/14/2051 (b) (d) (e)		13,031,300	0.62%
Morgan Stanley
0.157% to 5.538%, due 3/25/2033 to 7/15/2056 (b) (d) (e)		15,735,585	0.77%
OTHER SECURITIES		169,802,308	8.16%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $392,639,444)		$254,359,010
ASSET BACKED SECURITIES - 3.44%
DB Master Finance LLC, Series 2006-1, Class-A2
5.779%, due 06/20/2031 (d)	13,660,000	10,134,354	0.49%
OTHER SECURITIES		61,455,469	2.95%

TOTAL ASSET BACKED SECURITIES (Cost $157,006,535)		$71,589,823
SUPRANATIONAL OBLIGATIONS - 0.11%
Financial - 0.08%		1,627,694	0.08%
Government - 0.03%		719,974	0.03%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $2,520,629)		$2,347,668
PREFERRED STOCKS - 0.24%
Communications - 0.06%		$1,201,500	0.06%
Consumer, Non-cyclical - 0.09%		1,910,576	0.09%
Financial - 0.09%
Merrill Lynch & Company, Inc., Series MER, 8.625%	94,700	1,866,537	0.09%

TOTAL PREFERRED STOCKS (Cost $6,224,710)		$4,978,613
TERM LOANS - 0.02%
Consumer, Cyclical - 0.02%		362,500	0.02%

TOTAL TERM LOANS (Cost $719,764)		$362,500
WARRANTS - 0.00%
Basic Materials - 0.00%		5,021	0.00%

TOTAL WARRANTS (Cost $0)		$5,021
SHORT TERM INVESTMENTS - 15.00%
U.S. Treasury Bills
zero coupon, due 06/18/2009	13,600,000	13,594,568	0.65%
zero coupon, due 06/11/2009	3,975,000	3,971,711	0.19%
Federal Home Loan Bank Discount Notes
zero coupon, due 01/13/2009	116,000,000	115,998,453	5.58%
zero coupon, due 01/14/2009	93,000,000	92,998,657	4.47%
Federal Agricultural Mortgage Corp.
zero coupon, due 01/15/2009	13,000,000	12,999,697	0.63%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	72,348,325	72,348,325	3.48%

TOTAL SHORT TERM INVESTMENTS (Cost $311,911,411)		$311,911,411
REPURCHASE AGREEMENTS - 0.91%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $18,966,000 on 01/02/2009, collateralized by $8,250,000 U.S. Treasury Bonds, 8.50% due 02/15/2020 (valued at $12,846,900, including interest) and $425,000 Federal Home Loan Bank, 2.275% due 04/24/2009 (valued at $434,031, including interest) and $4,805,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $5,027,231, including interest) and $1,035,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $1,045,350, including interest)	18,966,000	18,966,000	0.91%

TOTAL REPURCHASE AGREEMENTS (Cost $18,966,000)		$18,966,000
Total Investments (Active Bond Trust) (Cost $2,773,478,808) - 113.65%		$2,363,204,706	113.65%
Liabilities in Excess of Other Assets - (13.65%)		(283,912,751)	(13.65%)
TOTAL NET ASSETS - 100.00%		$2,079,291,955	100.00%

The accompanying notes are an integral part of the financial statements.

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 10.92%
U.S. Treasury Bonds - 10.82%
2.750%, due 10/31/2013	1,688,000	$1,794,555	0.68%
3.750%, due 11/15/2018 (j)	13,887,000	15,720,501	5.97%
4.375%, due 02/15/2038	1,868,000	2,501,952	0.95%
5.375%, due 02/15/2031	3,092,000	4,248,600	1.62%
6.250%, due 05/15/2030	1,723,000	2,590,961	0.99%
8.875%, due 02/15/2019	965,000	1,483,537	0.56%
4.500% to 5.000%, due 5/15/2037 to 5/15/2038		124,140	0.05%
		28,464,246
U.S. Treasury Notes - 0.10%
1.250% to 2.750%, due 11/30/2010 to 11/30/2013		275,217	0.10%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,797,242)		$28,739,463
U.S. GOVERNMENT AGENCY OBLIGATIONS - 52.92%
Federal Home Loan Bank - 0.75%
5.460%, due 11/27/2015	1,968,043	1,981,623	0.75%
Federal Home Loan Mortgage Corp. - 22.81%
5.500%, due 12/01/2018	6,875,000	7,098,706	2.70%
5.500%, due 02/01/2020	1,852,580	1,915,756	0.73%
5.500%, due 06/01/2020	2,363,079	2,444,771	0.93%
5.500%, due 09/01/2035	3,355,650	3,440,197	1.31%
5.500%, due 01/01/2036	2,297,583	2,355,471	0.90%
5.500%, due 06/01/2037	3,875,737	3,874,678	1.47%
5.500%, due 08/01/2037	1,962,602	1,949,800	0.74%
5.500% TBA **	9,000,000	9,157,500	3.48%
6.000%, due 05/01/2037	1,527,268	1,575,293	0.60%
6.500%, due 08/01/2038	7,053,000	7,341,456	2.79%
3.570% to 6.500%, due 10/1/2014 to 8/1/2038 (b)		18,865,944	7.16%
		60,019,572
Federal National Mortgage Association - 24.34%
5.500%, due 07/01/2020	2,469,857	2,555,626	0.97%
5.500%, due 05/01/2023	1,320,552	1,366,411	0.52%
5.500%, due 12/01/2023	6,235,000	6,451,520	2.45%
5.500%, due 07/01/2034	1,741,709	1,790,354	0.68%
5.500%, due 11/01/2034	1,931,832	1,985,787	0.75%
5.500%, due 03/01/2037	2,194,938	2,199,310	0.84%
5.500%, due 04/01/2037	1,567,400	1,570,522	0.60%
5.500%, due 12/01/2038	1,886,000	1,889,757	0.72%
5.500% TBA **	8,459,000	8,623,554	3.28%
5.500% TBA **	11,042,000	11,328,402	4.30%
6.500%, due 12/01/2037	3,988,718	4,053,379	1.54%
7.000% TBA **	1,500,000	1,571,016	0.60%
4.500% to 7.000%, due 6/1/2013 to 9/1/2038 (b) (j)		18,655,762	7.09%
		64,041,400
Government National Mortgage Association - 5.02%
4.500% TBA **	2,000,000	2,013,750	0.76%
5.500% TBA **	2,500,000	2,548,828	0.97%
5.500%, due 12/20/2099	1,500,000	1,536,328	0.58%
6.000%, due 12/01/2099	2,500,000	2,570,898	0.98%
6.000%, due 12/01/2099	3,000,000	3,074,766	1.17%
6.500%, due 12/15/2032	1,388,175	1,461,868	0.56%
		13,206,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $137,228,057)		$139,249,033
CORPORATE BONDS - 18.43%
Basic Materials - 0.47%		$1,231,180	0.47%
Communications - 3.20%
AT&T Broadband Corp.
8.375%, due 03/15/2013	1,773,000	1,834,211	0.70%
OTHER SECURITIES		6,582,125	2.50%
		8,416,336
Consumer, Cyclical - 0.75%		1,975,475	0.75%
Consumer, Non-cyclical - 2.18%		5,752,034	2.18%
Diversified - 0.06%		151,830	0.06%
Energy - 2.49%		6,547,292	2.49%
Financial - 7.38%
Citigroup, Inc.
6.500%, due 08/19/2013	1,835,000	1,851,673	0.70%
Citigroup
3.625% to 8.400%, due 2/9/2009 to 4/29/2049 (b)		1,260,567	0.49%
Credit Suisse
5.000% to 6.000%, due 5/15/2013 to 2/15/2018		1,086,208	0.41%
Morgan Stanley, MTN
6.625%, due 04/01/2018	1,520,000	1,333,481	0.51%
Morgan Stanley
5.300% to 6.250%, due 3/1/2013 to 12/28/2017		1,482,389	0.56%
OTHER SECURITIES		12,400,370	4.71%
		19,414,688
Technology - 0.39%		1,032,265	0.39%
Utilities - 1.51%		3,985,395	1.51%

TOTAL CORPORATE BONDS (Cost $51,879,704)		$48,506,495
COLLATERALIZED MORTGAGE OBLIGATIONS - 24.19%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2000-WF1, Class A2
7.780%, due 02/15/2032 (b)	2,461,635	2,463,192	0.94%
Bear Stearns
4.720% to 6.480%, due 5/14/2016 to 11/11/2041 (b) (d)		1,757,358	0.67%
Citigroup
6.096%, due 12/10/2049 (b)	1,128,000	870,896	0.33%
Credit Suisse
4.597% to 6.530%, due 2/15/2034 to 4/15/2037 (b)		3,427,599	1.31%
Federal Home Loan Bank
5.340%, due 03/20/2014	832,532	880,891	0.34%
Federal Home Loan Mortgage Corp., Series 2004-2836, Class EG
5.000%, due 12/15/2032	1,347,000	1,374,893	0.52%
Federal Home Loan Mortgage Corp., Series 2008-3460, Class PC
5.000%, due 08/15/2034	1,661,000	1,705,460	0.65%
Federal Home Loan Mortgage Corp., Series 2007-3316, Class HA
5.000%, due 07/15/2035	1,851,626	1,911,492	0.73%
Federal Home Loan Mortgage
3.000% to 5.500%, due 7/15/2014 to 4/15/2036		5,811,478	2.21%

The accompanying notes are an integral part of the financial statements.

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal Home Loan Mortgage Corp., Series 2003-2694, Class QG
4.500%, due 01/15/2029	1,484,000	$1,522,355	0.58%
Federal Home Loan Mortgage
4.000% to 5.000%, due 9/15/2016 to 8/15/2035		1,863,224	0.71%
Federal National Mortgage Association, Series 2001-81, Class HE
6.500%, due 01/25/2032	5,715,102	5,923,849	2.25%
Federal National Mortgage Association, Series 2007-39, Class NA
4.250%, due 01/25/2037	2,024,204	2,013,133	0.77%
Federal National Mortgage Association
3.500% to 5.703%, due 5/25/2011 to 2/25/2037		3,851,315	1.44%
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2
7.455%, due 08/16/2033 (b)	1,604,770	1,601,474	0.61%
General Motors
3.118% to 7.724%, due 3/15/2033 to 7/10/2039 (b)		1,698,622	0.65%
Government National Mortgage Association
4.212% to 5.000%, due 1/16/2028 to 7/20/2036		343,803	0.13%
JP Morgan Chase
3.765% to 7.371%, due 8/15/2032 to 6/12/2043 (b)		2,742,756	1.04%
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2
4.920%, due 03/12/2035	2,083,000	1,853,030	0.70%
Morgan Stanley
0.581% to 6.660%, due 6/15/2011 to 2/25/2047 (b)		3,903,864	1.49%
Wachovia
3.989% to 6.287%, due 4/15/2034 to 6/15/2045 (b)		3,724,087	1.42%
OTHER SECURITIES		12,392,377	4.70%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $65,114,650)		$63,637,148
ASSET BACKED SECURITIES - 9.62%
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3
5.050%, due 02/15/2016	3,055,000	2,665,228	1.01%
Capital One
1.225% to 5.750%, due 3/17/2014 to 7/15/2020 (b)		3,674,471	1.40%
Citigroup
0.511% to 5.682%, due 7/25/2036 to 12/25/2036 (b)		718,331	0.27%
Discover Card Master Trust, Series 2008-A4, Class A4
5.650%, due 12/15/2015	2,352,000	2,087,849	0.79%
Discover Card
1.275% to 5.650%, due 10/15/2013 to 3/16/2020 (b)		2,764,676	1.05%
Morgan Stanley
0.511% to 0.521%, due 12/25/2036 to 1/25/2037 (b)		180,169	0.07%
SLM Student
3.615% to 5.185%, due 1/24/2017 to 7/27/2026 (b)		4,453,205	1.70%
OTHER SECURITIES		$8,758,481	3.33%

TOTAL ASSET BACKED SECURITIES (Cost $28,465,339)		$25,302,410
SUPRANATIONAL OBLIGATIONS - 0.17%
Government - 0.17%		449,805	0.17%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $486,936)		$449,805
REPURCHASE AGREEMENTS - 2.29%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,023,000 on 01/02/2009, collateralized by $5,445,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $6,146,044, including interest)	6,023,000	6,023,000	2.29%

TOTAL REPURCHASE AGREEMENTS (Cost $6,023,000)		$6,023,000
Total Investments (Core Bond Trust) (Cost $315,994,928) - 118.54%		$311,907,354	118.54%
Liabilities in Excess of Other Assets - (18.54%)		(48,780,332)	(18.54%)
TOTAL NET ASSETS - 100.00%		$263,127,022	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value	% of Net Assets
FEDERAL HOME LOAN MORTGAGE CORP. - 20.13%
Federal Home Loan Mortgage Corp.
6.000% TBA**	1,000,000	$1,038,906

TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $1,037,656)		$1,038,906
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 79.87%
Federal National Mortgage Association
5.500% TBA**	4,000,000	4,120,938

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $4,112,969)		4,120,938
Total Securities Sold Short (Core Bond Trust) (Proceeds $5,150,625)		$5,159,844

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS - 81.99%
Basic Materials - 8.16%
Berry Plastics Holding Company
3.876%, due 04/03/2015 (b)	6,453,385	$4,073,699	0.66%
Georgia Pacific LLC, Tranche B1
4.108%, due 12/23/2013 (b)	16,988,080	13,795,731	2.23%

The accompanying notes are an integral part of the financial statements.

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Georgia Pacific
3.312%, due 12/20/2012 (b)	1,662,007	$1,349,687	0.22%
Graphic Packaging, Inc., Tranche B
5.205%, due 05/03/2014 (b)	6,119,776	4,261,744	0.69%
Lyondell Chemical
7.000%, due 12/20/2014 (b)	15,954,987	6,908,509	1.12%
Sunguard Homes, Tranche B
4.017%, due 08/15/2012 (b)	9,941,900	6,770,434	1.10%
OTHER SECURITIES		13,268,951	2.14%
		50,428,755
Communications - 17.45%
ALLTEL Communications, Inc., Tranche B2
4.371%, due 05/15/2015 (b)	13,444,535	13,179,005	2.13%
Cablevision Systems Corp., Tranche B
2.945%, due 03/30/2013 (b)	11,288,418	9,590,448	1.55%
Centennial Cellular, Tranche B
3.512%, due 02/09/2011 (b)	4,640,067	4,381,550	0.71%
Charter Communications, Inc., Tranche B
5.064%, due 03/15/2014 (b)	13,821,664	10,089,815	1.63%
Charter
8.500%, due 03/06/2014 (b)	3,512,669	2,760,371	0.45%
Direct TV Holdings, Inc., Tranche C
5.250%, due 04/13/2013 (b)	7,960,000	7,091,007	1.15%
Level 3 Communications, Inc., Tranche B
7.000%, due 03/01/2014 (b)	8,000,000	4,790,000	0.78%
Metropcs Wireless, Inc. Tranche B
4.508%, due 02/20/2014 (b)	8,489,822	6,783,902	1.10%
Panamsat Corp., Tranche B
6.650%, due 06/30/2013 (b)	14,179,192	10,695,166	1.73%
OTHER SECURITIES		38,425,342	6.22%
		107,786,606
Consumer, Cyclical - 36.32%
Amscan Holdings, Inc., Tranche B
3.930%, due 05/01/2013 (b)	7,665,486	4,790,928	0.78%
Aramark Corp.
3.334%, due 01/31/2014 (b)	9,342,961	7,661,228	1.24%
Carmike Cinemas
5.330% to 6.130%, due 05/19/2012 (b)		6,601,406	1.07%
Community Health Systems, Inc., Tranche B
4.445%, due 07/02/2014 (b) (l)	18,370,914	14,242,051	2.31%
Constellation Brands, Inc., Term Loan B
3.511%, due 06/05/2013 (b)	6,997,605	6,140,398	0.99%
DaVita, Tranche B1
3.295%, due 03/15/2014 (b)	7,000,000	6,085,002	0.98%
Dole Food Company, Inc., Letter of Credit
6.819%, due 04/12/2013 (b)	6,433,269	4,460,398	0.72%
Dollar General Corp., Tranche B
5.015%, due 07/15/2014 (b)	8,000,000	6,150,000	1.00%
First Data Corp., Tranche B2
3.211%, due 10/15/2014 (b)	8,695,470	5,497,711	0.89%
Harrah’s Operating Company, Inc., Tranche B2
6.530%, due 02/28/2015 (b)	12,938,719	7,479,304	1.21%
HCA, Inc., Tranche B
3.709%, due 11/01/2013 (b)	18,431,799	$14,411,363	2.33%
HCA
2.959%, due 11/16/2012 (b)	1,467,665	1,232,838	0.20%
Health Management Associates, Inc., Tranche B
3.209%, due 01/16/2014 (b)	8,732,312	5,339,189	0.86%
Iasis Healthcare Corp., Tranche B
2.461%, due 05/01/2014 (b)	7,321,785	5,193,892	0.84%
Neiman Marcus Group, Inc., Tranche B
4.193%, due 03/13/2013 (b)	8,444,036	5,335,094	0.86%
Penn National Gaming, Inc., Term Loan B
3.563%, due 10/03/2012 (b)	7,379,757	5,928,402	0.96%
Petco Animal Supplies, Inc., Tranche B
4.479%, due 11/15/2013 (b)	7,474,751	4,509,764	0.73%
Regal Cinemas, Tranche B
3.209%, due 10/19/2010 (b)	6,230,964	4,513,985	0.73%
Royalty Pharma, Tranche B
3.709%, due 05/15/2014 (b)	6,974,747	6,126,151	0.99%
Vanguard Health Holdings, Tranche B
3.298%, due 05/18/2011 (b)	6,396,008	5,196,756	0.84%
Wrigley WM Jr. Company, Term Loan B
7.750%, due 09/30/2014 (b)	4,950,000	4,720,374	0.76%
OTHER SECURITIES		92,758,020	15.03%
		224,374,254
Consumer, Non-cyclical - 9.24%
Affinion Group, Tranche B
4.645%, due 10/17/2012 (b)	6,000,000	4,080,000	0.66%
Asurion Corp. Tranche B
5.197%, due 07/02/2014 (b)	7,000,000	4,711,875	0.76%
Bausch & Lomb, Inc., Tranche B
4.709%, due 04/11/2015 (b) (l)	8,450,970	5,641,022	0.91%
Biomet, Inc., Tranche B
4.459%, due 03/25/2015 (b)	6,407,610	5,450,474	0.88%
Fenwal, Inc.
4.446%, due 03/01/2014 (b)	7,963,379	4,817,845	0.78%
Ford Motor
5.000%, due 11/29/2013 (b)	6,977,215	2,799,608	0.45%
General Motors
5.795%, due 12/15/2013 (b)	5,473,478	2,463,065	0.40%
Hertz Corp.
3.316%, due 01/21/2012 (b)	8,171,178	4,793,760	0.78%
US Investigations Services, Inc., Tranche B
4.275%, due 02/21/2015 (b)	6,079,377	4,377,151	0.71%
OTHER SECURITIES		17,926,835	2.91%
		57,061,635
Energy - 8.82%
Calpine Corp.
4.335%, due 03/29/2009 (b)	14,691,206	10,777,043	1.74%
Dynegy Holdings, Inc.
1.970%, due 04/02/2013 (b)	7,486,097	5,595,858	0.91%
Energy Future Holdings Corp., Tranche B3
5.360%, due 10/10/2014 (b)	18,491,078	12,781,957	2.07%
NRG Energy, Inc., Tranche B
2.676%, due 02/01/2013 (b)	6,875,000	5,938,281	0.96%
NRG Energy
2.959%, due 02/01/2013 (b)	1,000,000	863,750	0.14%

The accompanying notes are an integral part of the financial statements.

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
TXU Energy, Tranche B2
5.582%, due 10/10/2014 (b)	8,727,444	$6,032,845	0.98%
OTHER SECURITIES		12,478,400	2.02%
		54,468,134
Financial - 0.22%		1,335,629	0.22%
Industrial - 0.91%		5,604,757	0.91%
Technology - 0.87%
CGG, Tranche B
4.993%, due 01/30/2014 (b)	6,801,476	5,373,166	0.87%

TOTAL TERM LOANS (Cost $664,601,636)		$506,432,936
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.11%
Federal Home Loan Bank - 17.11%
4.500%, due 10/09/2009 (a)	47,000,000	48,414,559	7.84%
5.000%, due 09/18/2009	55,600,000	57,300,971	9.27%
		105,715,530

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $105,736,879)		$105,715,530
CORPORATE BONDS - 6.67%
Basic Materials - 0.17%		1,076,830	0.17%
Communications - 2.30%
Verizon Communications, Inc.
8.750%, due 11/01/2018	4,000,000	4,692,888	0.76%
OTHER SECURITIES		9,530,104	1.54%
		14,222,992
Consumer, Cyclical - 0.61%		3,769,726	0.61%
Consumer, Non-cyclical - 0.11%		684,375	0.11%
Energy - 1.58%
Chesapeake Energy Corp.
7.625%, due 07/15/2013	5,895,000	5,069,700	0.82%
OTHER SECURITIES		4,691,565	0.76%
		9,761,265
Financial - 1.36%
Ford Motor
12.000%, due 05/15/2015	5,400,000	4,032,499	0.65%
General Motors
3.399%, due 05/15/2009 (b)	4,000,000	3,820,000	0.62%
OTHER SECURITIES		514,500	0.09%
		8,366,999
Industrial - 0.54%		3,340,000	0.54%

TOTAL CORPORATE BONDS (Cost $54,172,153)		$41,222,187
SHORT TERM INVESTMENTS - 7.57%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	46,748,850	46,748,850	7.57%

TOTAL SHORT TERM INVESTMENTS (Cost $46,748,850)		$46,748,850
REPURCHASE AGREEMENTS - 1.72%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $10,625,000 on 01/02/2009, collateralized by $10,500,000 U.S. Treasury Notes, 3.625% due 10/31/2009 (valued at $10,840,200, including interest)	10,625,000	$10,625,000	1.72%

TOTAL REPURCHASE AGREEMENTS (Cost $10,625,000)		$10,625,000
Total Investments (Floating Rate Income Trust) (Cost $881,884,518) - 115.06%		$710,744,503	115.06%
Liabilities in Excess of Other Assets - (15.06%)		(93,024,276)	(15.06%)
TOTAL NET ASSETS - 100.00%		$617,720,227	100.00%

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.92%
Federal Home Loan Bank - 0.26%		$2,303,395	0.26%
Federal Home Loan Mortgage Corp. - 7.50%
5.500% TBA **	63,000,000	64,520,858	7.39%
5.133%, due 03/01/2035 (b)	910,610	919,781	0.11%
		65,440,639
Federal National Mortgage Association - 17.31%
5.000% TBA **	17,600,000	17,927,937	2.05%
5.500%, due 03/01/2048	9,740,916	9,711,618	1.11%
5.500% TBA **	34,200,000	35,087,063	4.03%
6.000% TBA **	76,000,000	78,297,813	8.98%
0.821% to 5.066%, due 9/25/2032 to 3/25/2044 (b)		10,023,287	1.14%
		151,047,718
Government National Mortgage Association - 16.68%
6.000%, due 09/20/2038 ***	24,879,777	25,721,404	2.95%
6.000%, due 11/20/2038	10,816,161	11,182,051	1.28%
6.000% TBA **	69,000,000	71,237,111	8.17%
6.500% TBA **	22,000,000	22,897,186	2.62%
5.125% to 6.500%, due 11/20/2023 to 8/20/2038 (b)		14,556,282	1.66%
		145,594,034
Small Business Administration - 0.17%		1,471,592	0.17%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $360,826,826)		$365,857,378
FOREIGN GOVERNMENT OBLIGATIONS - 45.14%
Canada - 2.13%
Government of Canada
4.700% to 8.000%, due 6/1/2023 to 12/1/2038		18,604,689	2.13%
Denmark - 0.03%		245,485	0.03%

The accompanying notes are an integral part of the financial statements.

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
France - 3.90%
Government of France
4.000%, due 10/25/2038	13,300,000	$19,476,892	2.24%
4.000% to 5.750%, due 10/25/2032 to 4/25/2055		14,544,283	1.66%
		34,021,175
Germany - 2.49%
Federal Republic of Germany
4.250%, due 07/04/2039	8,000,000	12,629,653	1.45%
4.000% to 6.250%, due 1/4/2024 to 1/4/2037		9,120,319	1.04%
		21,749,972
Japan - 31.61%
Government of Japan
0.900%, due 12/20/2012	3,350,000,000	37,394,056	4.28%
1.000%, due 06/10/2016	1,517,040,000	14,506,015	1.66%
1.100%, due 09/20/2012	5,930,000,000	66,714,889	7.63%
1.100%, due 12/10/2016	2,357,500,000	22,599,752	2.59%
1.200%, due 06/10/2017	5,402,590,000	51,737,325	5.93%
2.300%, due 06/20/2035	2,035,000,000	24,690,510	2.83%
2.500%, due 09/20/2036	1,640,000,000	20,733,327	2.38%
0.500% to 2.500%, due 3/20/2012 to 3/20/2036		37,456,811	4.31%
		275,832,685
Netherlands - 0.82%		7,159,980	0.82%
Spain - 0.17%		1,514,384	0.17%
United Kingdom - 3.99%
Government of United Kingdom
4.250%, due 06/07/2032	12,900,000	19,511,423	2.24%
4.250% to 6.000%, due 12/7/2028 to 12/7/2042		15,300,521	1.75%
		34,811,944

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $353,132,683)		$393,940,314
CORPORATE BONDS - 50.37%
Australia - 0.02%		166,477	0.02%
Canada - 2.42%
Canada
6.700%, due 07/15/2011	1,100,000	1,086,309	0.12%
Canada Housing Trust No 1
3.950%, due 06/15/2013	12,500,000	10,866,544	1.25%
OTHER SECURITIES		9,186,411	1.05%
		21,139,264
Cayman Islands - 1.97%		17,158,232	1.97%
Denmark - 0.01%		46,025	0.01%
France - 1.36%
France
7.500%, due 03/14/2011 (h)	405,000	617,756	0.07%
OTHER SECURITIES		11,281,183	1.29%
		11,898,939
Germany - 1.04%		9,044,330	1.04%
Ireland - 0.32%		2,797,321	0.32%
Italy - 0.60%		5,196,505	0.60%
Japan - 1.13%		$9,840,973	1.13%
Jersey Channel Islands - 0.21%		1,808,666	0.21%
Luxembourg - 0.32%		2,803,816	0.32%
Netherlands - 0.26%		2,265,052	0.26%
New Zealand - 0.40%		3,483,216	0.40%
Norway - 0.44%		3,876,536	0.44%
South Korea - 0.26%		2,270,921	0.26%
Spain - 0.95%		8,288,433	0.95%
Sweden - 0.07%		635,959	0.07%
Switzerland - 1.63%
Credit Suisse New York, MTN
5.000%, due 05/15/2013	11,800,000	11,356,685	1.30%
OTHER SECURITIES		2,847,800	0.33%
		14,204,485
United Kingdom - 4.14%
Bank of Scotland PLC, Series E, MTN
5.625%, due 05/23/2013	7,100,000	9,938,434	1.14%
OTHER SECURITIES		26,204,823	3.00%
		36,143,257
United States - 32.82%
American Express
1.589% to 7.000%, due 5/27/2010 to 3/19/2018 (b)		16,741,954	1.92%
Bank of America
2.835% to 8.125%, due 5/12/2010 to 12/29/2049 (b)		8,122,571	0.93%
Bear Stearns
6.950% to 7.250%, due 8/10/2012 to 2/1/2018		12,644,685	1.45%
Citigroup, Inc.
6.125%, due 05/15/2018	10,200,000	10,313,443	1.18%
Citigroup
1.496% to 8.400%, due 12/28/2009 to 12/21/2057 (b)		16,940,803	1.94%
Goldman Sachs Group, Inc.
6.250%, due 09/01/2017	9,900,000	9,599,395	1.10%
JPMorgan Chase
6.000% to 6.550%, due 10/1/2017 to 9/29/2036		8,604,957	0.99%
Merrill Lynch
2.223% to 6.875%, due 8/14/2009 to 4/25/2018 (b)		15,448,696	1.77%
Morgan Stanley
2.556% to 6.625%, due 5/7/2009 to 4/1/2018 (b)		20,438,181	2.33%
Wells Fargo
4.375%, due 01/31/2013	2,700,000	2,643,883	0.30%
OTHER SECURITIES		165,066,700	18.91%
		286,565,268

TOTAL CORPORATE BONDS (Cost $512,713,063)		$439,633,675

The accompanying notes are an integral part of the financial statements.

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
MUNICIPAL BONDS - 1.80%
California - 1.05%
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1
5.75%, due 06/01/2047	6,505,000	$3,709,867	0.43%
Los Angeles California Wastewater Systems Revenue, Series A
5%, due 06/01/2027	200,000	185,012	0.02%
Metropolitan Water District Southern California Waterworks Revenue
5%, due 10/01/2036	45,000	42,808	0.00%
State of California
5%, due 6/1/2032 to 11/1/2037		5,151,607	0.59%
OTHER SECURITIES		101,108	0.01%
		9,190,402
Illinois - 0.43%		3,722,065	0.43%
Iowa - 0.05%		393,557	0.05%
Kentucky - 0.01%		87,356	0.01%
New York - 0.09%		767,861	0.09%
Ohio - 0.17%		1,518,939	0.17%
Puerto Rico - 0.00%		28,880	0.00%

TOTAL MUNICIPAL BONDS (Cost $20,425,503)		$15,709,060
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.39%
Australia - 1.05%		9,165,523	1.05%
Cayman Islands - 0.00%		5,010	0.00%
Ireland - 0.32%		2,829,571	0.32%
Italy - 0.67%		5,887,984	0.67%
Netherlands - 0.32%		2,827,980	0.32%
Spain - 0.09%		782,277	0.09%
United Kingdom - 0.51%		4,419,099	0.51%
United States - 11.43%
Bank of America
0.798% to 6.124%, due 5/25/2034 to 1/20/2047 (b)		902,003	0.10%
Bear Stearns
3.490% to 5.835%, due 8/25/2033 to 9/25/2036 (b)		16,572,406	1.90%
Citigroup
4.050% to 5.700%, due 2/10/2017 to 12/11/2049 (b)		6,892,805	0.79%
Federal Home Loan Mortgage
1.425% to 5.000%, due 2/15/2019 to 10/25/2044 (b)		25,795,300	2.98%
Merrill Lynch
0.681% to 5.957%, due 3/15/2025 to 8/12/2049 (b)		12,837,636	1.47%
Wells Fargo
4.616%, due 06/25/2035 (b)	7,869,201	6,239,735	0.72%
OTHER SECURITIES		30,393,708	3.47%
		99,633,593

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $163,768,379)		$125,551,037
ASSET BACKED SECURITIES - 4.87%
Ireland - 0.43%		$3,742,200	0.43%
Netherlands - 0.09%		743,878	0.09%
United States - 4.35%
Ford Credit Auto
2.095% to 2.615%, due 1/15/2011 to 6/15/2012 (b)		9,327,479	1.07%
Wells Fargo
0.701%, due 10/25/2035 (b) (d)	735,739	674,712	0.08%
OTHER SECURITIES		28,044,257	3.20%
		38,046,448

TOTAL ASSET BACKED SECURITIES (Cost $48,047,214)		$42,532,526
SUPRANATIONAL OBLIGATIONS - 0.13%
Japan - 0.13%		1,108,884	0.13%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $827,424)		$1,108,884
PREFERRED STOCKS - 1.01%
United States - 1.01%
Bank of America Corp., 8.00% *	9,000,000	6,473,592	0.74%
OTHER SECURITIES		2,367,375	0.27%
		8,840,967

TOTAL PREFERRED STOCKS (Cost $11,585,600)		$8,840,967
TERM LOANS - 1.24%
Australia - 0.16%		1,437,427	0.16%
United States - 1.08%		9,421,813	1.08%

TOTAL TERM LOANS (Cost $16,203,479)		$10,859,240
OPTIONS - 2.54%
Germany - 0.00%		13,470	0.00%
United States - 2.54%
Over The Counter European Purchase Put on FG TBA, 5.50%
Expiration 01/06/2009 at $64.01 *	24,000,000	0	0.00%
Expiration 02/05/2009 at $66.13 *	6,000,000	0	0.00%
Expiration 02/05/2009 at $80.00 *	40,000,000	1	0.00%
Over The Counter European Purchase Put on FNMA TBA, 4.50%
Expiration 02/05/2009 at $66.00 *	11,000,000	0	0.00%
Over The Counter European Purchase Put on FNMA TBA, 5.00%
Expiration 01/06/2009 at $56.25 *	17,000,000	0	0.00%
Expiration 02/05/2009 at $62.00 *	49,000,000	1	0.00%
Over The Counter European Purchase Put on FNMA TBA, 5.50%
Expiration 02/05/2009 at $66.13 *	10,600,000	0	0.00%
Over The Counter European Purchase Put on FNMA TBA, 6.50%
Expiration 02/05/2009 at $72.50 *	64,500,000	1	0.00%
Over The Counter European Purchase Put on GNMA TBA, 6.00%
Expiration 01/14/2009 at $72.00 *	24,000,000	0	0.00%
Expiration 02/12/2009 at $85.00 *	45,000,000	1	0.00%

The accompanying notes are an integral part of the financial statements.

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Over The Counter European Purchase Put on GNMA TBA, 6.50%
Expiration 01/14/2009 at $58.00 *	10,000,000	$0	0.00%
Expiration 01/14/2009 at $84.00 *	3,000,000	0	0.00%
Expiration 02/12/2009 at $90.00 *	9,000,000	0	0.00%
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 08/03/2009 at $3.45 *	125,700,000	4,218,001	0.49%
Expiration 08/03/2009 at $3.85 *	52,700,000	2,163,093	0.25%
Expiration 07/06/2009 at $4.25 *	78,500,000	3,891,268	0.45%
Expiration 08/28/2009 at $5.00 *	190,800,000	11,858,544	1.35%
OTHER SECURITIES		20,359	0.00%
		22,151,269

TOTAL OPTIONS (Cost $4,847,136)		$22,164,739
SHORT TERM INVESTMENTS -7.19%
U.S. Treasury Bills
zero coupon, due 01/02/2009 ***	3,240,000	3,239,998	0.37%
zero coupon, due 01/15/2009 ***	1,180,000	1,180,000	0.14%
zero coupon, due 01/29/2009 ***	3,240,000	3,240,000	0.37%
zero coupon, due 02/12/2009 ***	1,050,000	1,049,890	0.12%
zero coupon, due 01/22/2009 ***	2,880,000	2,879,978	0.33%
zero coupon, due 02/26/2009 ***	10,970,000	10,969,194	1.26%
zero coupon, due 03/19/2009 ***	7,880,000	7,879,934	0.90%
zero coupon, due 03/26/2009 ***	7,610,000	7,609,556	0.87%
zero coupon, due 06/11/2009 ***	4,240,000	4,236,208	0.49%
zero coupon, due 04/29/2009 ***	11,160,000	11,155,276	1.27%
zero coupon, due 06/04/2009 ***	5,650,000	5,644,871	0.65%
zero coupon, due 05/15/2009 ***	1,400,000	1,399,870	0.16%
OTHER SECURITIES		2,270,528	0.26%

TOTAL SHORT TERM INVESTMENTS (Cost $63,079,873)		$62,755,303
REPURCHASE AGREEMENTS - 5.39%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.030% to be repurchased at $47,000,078 on 01/02/2009, collateralized by $46,310,000 Federal National Mortgage Association, 3.10% due 02/04/2010 (valued at $48,361,919, including interest)	47,000,000	47,000,000	5.39%

TOTAL REPURCHASE AGREEMENTS (Cost $47,000,000)		$47,000,000
Total Investments (Global Bond Trust) (Cost $1,602,457,180) - 175.99%		$1,535,953,123	175.99%
Liabilities in Excess of Other Assets - (75.99%)		(663,206,822)	(75.99%)
TOTAL NET ASSETS - 100.00%		$872,746,301	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value	% of Net Assets
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association
5.000% TBA**	8,000,000	$8,175,000

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $8,138,791)		8,175,000
Total Securities Sold Short (Global Bond Trust) (Proceeds $8,138,791)		$8,175,000

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 51.00%
Basic Materials - 5.97%
American Pacific Corp.
9.000%, due 02/01/2015	8,005,000	$6,644,150	1.77%
CII Carbon LLC
11.125%, due 11/15/2015 (d)	21,435,000	13,718,400	3.66%
OTHER SECURITIES		2,020,303	0.54%
		22,382,853
Communications - 14.12%
Charter Communications Holdings I LLC
11.000%, due 10/01/2015	13,600,000	2,380,000	0.63%
Charter Communications Holdings II LLC
10.250%, due 09/15/2010	13,640,000	6,001,600	1.60%
Charter Communications, Inc.
10.875%, due 09/15/2014	2,820,000	2,256,000	0.60%
Charter Communications
8.750% to 12.125%, due 9/15/2010 to 1/15/2015 (d)		5,403,857	1.45%
Cricket Communications, Inc.
9.375%, due 11/01/2014	9,315,000	8,383,500	2.24%
Digicel Group, Ltd.
8.875%, due 01/15/2015 (d)	3,685,000	2,395,250	0.64%
Idearc
8.000%, due 11/15/2016	18,185,000	1,363,875	0.36%
MetroPCS Wireless, Inc.
9.250%, due 11/01/2014	8,190,000	7,330,050	1.96%
R.H. Donnelley
6.875% to 8.875%, due 1/15/2013 to 10/15/2017		3,580,875	0.95%
XM Satellite Radio Holdings, Inc.
13.000%, due 08/01/2013 (d)	22,590,000	5,195,700	1.39%
XM Satellite Radio
7.000%, due 12/01/2014 (d)	7,725,000	560,062	0.15%
OTHER SECURITIES		8,058,183	2.15%
		52,908,952
Consumer, Cyclical - 19.63%
Allison Transmission, Inc.
11.250%, due 11/01/2015 (d)	16,910,000	6,679,450	1.78%
Allison Transmission, Inc.
11.000%, due 11/01/2015 (d)	7,155,000	3,505,950	0.94%
AMR Corp., MTN, Series B
10.400%, due 03/11/2011	4,500,000	2,165,625	0.58%
Continental Airlines, Inc.
5.000%, due 06/15/2023	9,650,000	9,963,625	2.66%

The accompanying notes are an integral part of the financial statements.

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Delta Air Lines, Inc., Series 01-1
7.711%, due 03/18/2013	7,050,000	$4,653,000	1.24%
Exide Technologies, Series B
10.500%, due 03/15/2013	4,145,000	2,445,550	0.65%
Fontainebleau Las Vegas Holdings
10.250%, due 06/15/2015 (d)	22,100,000	2,154,750	0.57%
Fontainebleau
12.500%, due 06/01/2022	3,650,968	393,574	0.11%
Greektown Holdings LLC
10.750%, due 12/01/2013 ˆ (d)	8,419,000	1,978,465	0.53%
Isle of Capri Casinos, Inc.
7.000%, due 03/01/2014	17,527,000	7,448,975	1.99%
Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/2014 (d)	4,715,000	2,970,450	0.79%
Majestic Star Casino LLC
9.500%, due 10/15/2010 ˆ	7,840,000	2,195,200	0.59%
Mashantucket Western Pequot Tribe
8.500%, due 11/15/2015 (d)	11,430,000	4,486,275	1.20%
Tenneco Automotive, Inc.
8.625%, due 11/15/2014	6,740,000	2,561,200	0.68%
UAL Corp.
4.500%, due 06/30/2021 (d)	5,650,000	2,803,530	0.75%
US Airways Group, Inc.
7.000%, due 09/30/2020	6,275,000	2,847,281	0.76%
OTHER SECURITIES		14,324,899	3.81%
		73,577,799
Consumer, Non-cyclical - 4.20%
ASG Consolidated LLC/ASG Finance, Inc.
11.500%, due 11/01/2011 (d) (h)	4,380,000	3,723,000	0.99%
Community Health Systems, Inc.
8.875%, due 07/15/2015	2,205,000	2,028,600	0.54%
OTHER SECURITIES		9,978,419	2.67%
		15,730,019
Diversified - 0.12%		436,050	0.12%
Energy - 0.34%		1,283,523	0.34%
Financial - 0.58%		2,162,128	0.58%
Industrial - 2.00%
Smurfit-Stone Container Enterprises, Inc.
8.000%, due 03/15/2017	11,520,000	2,188,800	0.58%
OTHER SECURITIES		5,289,311	1.42%
		7,478,111
Utilities - 4.04%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2016 (d)	5,760,000	2,880,000	0.77%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2015 (d)	17,280,000	12,268,800	3.27%
		15,148,800

TOTAL CORPORATE BONDS (Cost $410,924,284)		$191,108,235
CONVERTIBLE BONDS - 6.68%
Communications - 1.65%
Charter Communications
6.500%, due 10/01/2027	23,434,000	$392,168	0.10%
XM Satellite Radio Holdings, Inc.
10.000%, due 12/01/2009	15,820,000	5,794,075	1.55%
		6,186,243
Consumer, Cyclical - 4.66%
AMR Corp.
4.500%, due 02/15/2024	4,920,000	4,780,961	1.28%
UAL Corp.
4.500%, due 06/30/2021	23,398,000	11,610,087	3.10%
OTHER SECURITIES		1,067,812	0.28%
		17,458,860
Financial - 0.37%		1,392,300	0.37%

TOTAL CONVERTIBLE BONDS (Cost $36,322,938)		$25,037,403
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.36%
Countrywide Alternative Loan Trust, Series 2007-OA9, Class XP
3.674%, due 06/25/2047 (c) (e)	52,979,377	2,152,287	0.58%
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2
0.278%, due 08/19/2045 (e)	121,926,239	2,895,748	0.77%
Harborview Mortgage Loan Trust, Series 2006-BU1, Class R
zero coupon, due 02/19/2046	175,963,671	2,474,489	0.66%
Harborview Mortgage
zero coupon, due 11/19/2015 to 7/19/2047 (d) (e)		1,245,340	0.34%
OTHER SECURITIES		3,801,811	1.01%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,316,253)		$12,569,675
ASSET BACKED SECURITIES - 0.66%

TOTAL ASSET BACKED SECURITIES (Cost $5,290,338)		$2,488,093
COMMON STOCKS - 9.69%
Basic Materials - 0.00%		21,038	0.00%
Communications - 2.04%
Charter Communications, Inc., Class A *	414,100	33,873	0.01%
Comcast Corp., Special Class A	212,659	3,434,443	0.92%
Time Warner Cable, Inc. *	128,826	2,763,318	0.74%
OTHER SECURITIES		1,407,453	0.37%
		7,639,087
Consumer, Cyclical - 7.56%
Delta Air Lines, Inc. *	2,240,546	25,676,657	6.85%
Fontainebleau Resorts LLC, Class A *	68,468	73,726	0.02%
UAL Corp. *	49,000	539,980	0.14%
OTHER SECURITIES		2,054,856	0.55%
		28,345,219
Energy - 0.06%		218,690	0.06%
Financial - 0.03%		101,774	0.03%

The accompanying notes are an integral part of the financial statements.

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets

TOTAL COMMON STOCKS (Cost $65,159,572)		$36,325,808
PREFERRED STOCKS - 4.10%
Consumer, Cyclical - 2.92%
Continental Airlines Finance Trust II, 6.00%	546,898	$10,937,960	2.92%
Financial - 1.18%
iStar Financial, Inc., Series E, 7.875%	381,900	1,466,496	0.39%
iStar Financial, Inc., Series F, 7.80%	257,166	977,231	0.26%
iStar Financial, Inc., Series G, 7.65%	109,058	408,967	0.11%
iStar Financial, Inc., Series I, 7.50%	244,180	886,373	0.24%
OTHER SECURITIES		677,248	0.18%
		4,416,315
Industrial - 0.00%		1,416	0.00%

TOTAL PREFERRED STOCKS (Cost $20,284,805)		$15,355,691
TERM LOANS - 13.63%
Basic Materials - 0.11%		386,854	0.11%
Communications - 2.19%
Idearc, Inc.
3.440%, due 04/11/2017 (b)	18,925,673	5,829,107	1.56%
R.H. Donnelley
0.000%, due 06/30/2011 (k)	2,750,000	1,543,438	0.41%
OTHER SECURITIES		826,371	0.22%
		8,198,916
Consumer, Cyclical - 6.37%
Delta Airlines, Inc.
5.149%, due 04/30/2014 (b)	9,354,240	4,602,286	1.23%
Delta Airlines
4.581%, due 04/30/2012 (b)	1,623,600	798,811	0.21%
Fontainebleau
0.000%, due 06/06/2014 (k)		1,242,188	0.33%
Isle of Capri Casinos
5.512%, due 11/25/2013 (b)		1,614,663	0.43%
Saint Acquisition Corp.
4.688%, due 05/06/2014 (b)	17,100,000	6,021,594	1.61%
US Airways Group, Inc.
3.936%, due 03/26/2014 (b)	14,804,596	6,143,907	1.64%
US Airways
5.719%, due 03/26/2014 (b)	934,343	378,409	0.10%
OTHER SECURITIES		3,074,361	0.82%
		23,876,219
Consumer, Non-cyclical - 3.93%
Bausch & Lomb, Inc.
7.012%, due 04/26/2015 (b)	4,281,690	2,911,549	0.77%
Community Health Systems, Inc.
4.439%, due 07/25/2014 (b)	8,396,147	6,509,113	1.74%
Community Health
0.000% to 3.404%, due 07/25/2014 (b) (k)		365,068	0.10%
HCA, Inc.
6.012%, due 11/18/2013	6,000,000	4,691,250	1.25%
OTHER SECURITIES		255,399	0.07%
		14,732,379
Financial - 0.22%		829,500	0.22%
Utilities - 0.81%
Texas Competitive Electric Holdings
5.268% to 7.262%, due 10/10/2014 (b)		$3,041,500	0.81%

TOTAL TERM LOANS (Cost $82,101,069)		$51,065,368
WARRANTS - 0.00%
Basic Materials - 0.00%		11,468	0.00%

TOTAL WARRANTS (Cost $0)		$11,468
OPTIONS - 4.40%
Communications - 0.16%
Comcast Corp.
Expiration 01/16/2010 at $25.00	8,740,000	74,290	0.02%
Expiration 01/16/2010 at $20.00	169,500	355,950	0.09%
Expiration 01/16/2010 at $15.00	45,300	200,226	0.05%
		630,466
Consumer, Cyclical - 0.66%
Delta Airlines, Inc.
Expiration 01/16/2010 at $7.50	50,000	302,500	0.08%
Expiration 01/16/2010 at $10.00	50,000	250,000	0.07%
Expiration 01/16/2010 at $5.00	250,000	1,900,000	0.51%
		2,452,500
Other - 3.58%
Over The Counter Purchase Call on the USD vs. CAD
Expiration 04/20/2010 at $1.30	204,000,000	13,385,664	3.58%
		13,385,664

TOTAL OPTIONS (Cost $4,618,178)		$16,468,630
SHORT TERM INVESTMENTS - 8.36%
U.S. Treasury Bills
zero coupon, due 06/11/2009	28,400,000	28,376,469	7.57%
zero coupon, due 06/18/2009	2,700,000	2,698,614	0.72%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	186	186	0.00%
OTHER SECURITIES		268,527	0.07%

TOTAL SHORT TERM INVESTMENTS (Cost $30,426,215)		$31,343,796
REPURCHASE AGREEMENTS - 0.26%

TOTAL REPURCHASE AGREEMENTS (Cost $957,000)		$957,000
Total Investments (High Income Trust) (Cost $675,400,652) - 102.14%		$382,731,167	102.14%
Liabilities in Excess of Other Assets - (2.14%)		(8,004,886)	(2.14%)
TOTAL NET ASSETS - 100.00%		$374,726,281	100.00%

The accompanying notes are an integral part of the financial statements.

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.62%
Federal Home Loan Bank - 4.62%
4.500%, due 10/09/2009	35,200,000	$36,259,414	2.38%
5.000%, due 09/18/2009 (a)	33,000,000	34,009,569	2.24%
		70,268,983

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $70,398,086)		$70,268,983
FOREIGN GOVERNMENT OBLIGATIONS - 2.87%
Argentina - 0.02%		376,117	0.02%
Brazil - 0.90%
Federative Republic of Brazil
10.000%, due 07/01/2010	20,477,000	8,539,348	0.56%
OTHER SECURITIES		5,230,738	0.34%
		13,770,086
Indonesia - 0.29%		4,467,681	0.29%
Panama - 0.18%		2,695,000	0.18%
Peru - 0.15%		2,222,015	0.15%
Turkey - 0.94%
Republic of Turkey
6.875%, due 03/17/2036	13,115,000	10,885,450	0.72%
OTHER SECURITIES		3,390,200	0.22%
		14,275,650
Venezuela - 0.39%		5,953,338	0.39%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $60,097,040)		$43,759,887
CORPORATE BONDS - 80.68%
Basic Materials - 6.11%
Abitibi-Consolidated Company of Canada
13.750%, due 04/01/2011 (d)	17,340,000	11,097,600	0.73%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	12,990,000	10,651,800	0.70%
Ryerson, Inc.
12.250%, due 11/01/2015 (d)	18,480,000	11,411,400	0.75%
OTHER SECURITIES		59,841,024	3.93%
		93,001,824
Communications - 14.42%
Affinion Group, Inc.
11.500%, due 10/15/2015	13,670,000	8,219,088	0.54%
Charter Communications, Inc.
10.875%, due 09/15/2014	13,090,000	10,472,000	0.69%
Charter Communications
10.250% to 12.125%, due 5/15/2011 to 10/1/2015 (a) (h)		7,026,610	0.47%
Intelsat Corp.
9.250%, due 08/15/2014 (d)	12,500,000	11,625,000	0.76%
Intelsat Jackson Holdings, Ltd.
11.500%, due 06/15/2016 (d)	24,055,000	21,649,500	1.42%
Intelsat Jackson
9.500%, due 06/15/2016 (d)	3,996,000	3,676,320	0.24%
Nordic Telephone Company Holdings
8.875%, due 05/01/2016 (d)	10,910,000	7,637,000	0.50%
Qwest Communications International, Inc., Series B
7.500%, due 02/15/2014	11,015,000	$7,875,725	0.52%
Sprint Capital Corp.
7.625%, due 01/30/2011	10,890,000	9,093,150	0.60%
Sprint Capital Corp.
6.875%, due 11/15/2028	16,440,000	9,781,800	0.64%
Sprint Capital Corp.
8.375%, due 03/15/2012	14,240,000	11,392,000	0.75%
Sprint
8.750%, due 03/15/2032	7,320,000	4,941,000	0.32%
True Move Company, Ltd.
10.750%, due 12/16/2013 (d)	23,634,000	8,744,580	0.57%
Virgin Media, Inc.
9.125%, due 08/15/2016	12,499,000	9,249,260	0.61%
Windstream Corp.
8.625%, due 08/01/2016	10,300,000	9,115,500	0.60%
OTHER SECURITIES		79,101,512	5.19%
		219,600,045
Consumer, Cyclical - 10.04%
Dollar General Corp., PIK
11.875%, due 07/15/2017	10,343,000	8,843,265	0.58%
Ford Motor
7.450%, due 07/16/2031	4,795,000	1,342,600	0.09%
General Motors
7.200% to 8.375%, due 01/15/2011 to 07/15/2033 (a)		7,349,925	0.48%
K Hovnanian Enterprises, Inc.
11.500%, due 05/01/2013	12,300,000	9,348,000	0.61%
Norcraft Companies LP
9.000%, due 11/01/2011	9,120,000	7,752,000	0.51%
Suburban Propane Partners LP
6.875%, due 12/15/2013	13,185,000	10,811,700	0.71%
OTHER SECURITIES		107,497,621	7.06%
		152,940,111
Consumer, Non-cyclical - 13.07%
Biomet, Inc.
10.375%, due 10/15/2017	11,190,000	8,840,100	0.58%
CRC Health Corp.
10.750%, due 02/01/2016	13,580,000	8,181,950	0.54%
DI Finance/DynCorp International LLC, Series B
9.500%, due 02/15/2013	13,678,000	11,916,958	0.78%
DynCorp International
9.500%, due 02/15/2013 (d)	6,520,000	5,696,850	0.37%
HCA, Inc.
9.625%, due 11/15/2016	22,940,000	17,893,200	1.17%
HCA
5.750% to 9.250%, due 9/1/2010 to 11/6/2033		14,927,533	0.98%
Hertz Corp.
10.500%, due 01/01/2016	18,689,000	8,526,856	0.56%
Tenet Healthcare
6.375% to 9.875%, due 12/1/2011 to 7/1/2014		18,093,368	1.19%
U.S. Oncology Holdings, Inc., PIK
8.334%, due 03/15/2012	13,626,000	8,584,380	0.56%
Vanguard Health Holding Company II LLC
9.000%, due 10/01/2014	9,960,000	8,316,600	0.55%
OTHER SECURITIES		88,121,381	5.79%
		199,099,176

The accompanying notes are an integral part of the financial statements.

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 80.68%
Diversified - 0.41%		$6,310,762	0.41%
Energy - 10.31%
Chesapeake Energy
6.250% to 7.250%, due 8/15/2014 to 12/15/2018		16,317,175	1.08%
Dynegy Holdings, Inc.
7.750%, due 06/01/2019	13,270,000	9,156,300	0.60%
El Paso Corp.
7.875%, due 06/15/2012	9,715,000	8,723,827	0.57%
El Paso
7.375% to 12.000%, due 12/15/2012 to 1/15/2032		8,146,120	0.53%
Exco Resources, Inc.
7.250%, due 01/15/2011	10,891,000	8,494,980	0.56%
International Coal Group, Inc.
10.250%, due 07/15/2014	10,515,000	7,886,250	0.52%
OTHER SECURITIES		98,255,041	6.44%
		156,979,693
Financial - 10.55%
Ford Motor Credit Company LLC
12.000%, due 05/15/2015	44,470,000	33,208,373	2.18%
Ford Motor
7.246% to 9.203%, due 4/15/2009 to 6/15/2011 (b)		11,973,750	0.79%
General Motors Acceptance Corp. LLC
8.000%, due 11/01/2031	32,292,000	18,894,017	1.24%
JPMorgan Chase & Company, Series 1
7.900%, due 12/31/2049 (b)	9,605,000	7,989,727	0.52%
SLM Corp., MTN
3.695%, due 07/26/2010 (b)	11,730,000	10,011,331	0.66%
OTHER SECURITIES		78,646,702	5.16%
		160,723,900
Industrial - 7.04%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on 03/01/2009, due 03/01/2014 (h)	14,900,000	8,269,500	0.54%
DRS Technologies, Inc.
6.625%, due 02/01/2016	11,975,000	11,975,000	0.79%
DRS Technologies
7.625%, due 02/01/2018	6,075,000	6,075,000	0.40%
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375%, due 05/01/2012	15,045,000	13,766,175	0.90%
OTHER SECURITIES		67,090,292	4.41%
		107,175,967
Technology - 1.09%		16,624,489	1.09%
Utilities - 7.64%
AES Corp.
8.000%, due 10/15/2017	11,770,000	9,651,400	0.63%
AES
8.000% to 9.375%, due 9/15/2010 to 6/1/2020 (d)		13,885,150	0.92%
Energy Future Holdings Corp.
11.250%, due 11/01/2017 (d)	63,125,000	30,626,733	2.01%
NRG Energy, Inc.
7.375%, due 02/01/2016	12,935,000	12,029,550	0.79%
NRG Energy
5.262% to 7.375%, due 2/1/2014 to 1/15/2017		7,721,308	0.50%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2016 (d)	18,000,000	$9,000,000	0.59%
OTHER SECURITIES		33,412,092	2.20%
		116,326,233

TOTAL CORPORATE BONDS (Cost $1,902,104,835)		$1,228,782,200
CONVERTIBLE BONDS - 0.19%
Communications - 0.19%		2,942,220	0.19%

TOTAL CONVERTIBLE BONDS (Cost $4,147,904)		$2,942,220
DEFAULTED BONDS BEYOND MATURITY DATES - 0.13%
Argentina - 0.13%		2,009,593	0.13%

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $5,298,231)		$2,009,593
COMMON STOCKS - 0.01%
Communications - 0.00%		51,312	0.00%
Consumer, Cyclical - 0.01%		81,567	0.01%
Utilities - 0.00%		2,117	0.00%

TOTAL COMMON STOCKS (Cost $8,415,850)		$134,996
PREFERRED STOCKS - 0.65%
Financial - 0.65%		9,893,271	0.65%

TOTAL PREFERRED STOCKS (Cost $15,869,141)		$9,893,271
TERM LOANS - 3.34%
Basic Materials - 0.26%		3,983,870	0.26%
Communications - 0.63%		9,589,627	0.63%
Consumer, Cyclical - 0.38%		5,820,653	0.38%
Consumer, Non-cyclical - 0.81%		12,404,405	0.81%
Energy - 0.78%
Turbo Beta, Ltd.
14.500%, due 03/15/2018	9,356,944	7,836,441	0.52%
OTHER SECURITIES		4,093,759	0.26%
		11,930,200
Financial - 0.31%		4,646,049	0.31%
Industrial - 0.14%		2,136,391	0.14%
Utilities - 0.03%
NRG Energy
3.562%, due 02/01/2014 (b)	493,748	397,468	0.03%

TOTAL TERM LOANS (Cost $88,953,412)		$50,908,663
WARRANTS - 0.01%
Government - 0.01%		84,735	0.01%

TOTAL WARRANTS (Cost $107,260)		$84,735

The accompanying notes are an integral part of the financial statements.

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 9.27%
Federal Home Loan Mortgage Corp., Discount Notes
zero coupon, due 01/23/2009 (a)	48,000,000	$47,958,933	3.15%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	92,473,968	92,473,968	6.07%
OTHER SECURITIES		746,683	0.05%

TOTAL SHORT TERM INVESTMENTS (Cost $141,179,584)		$141,179,584
REPURCHASE AGREEMENTS - 1.42%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.020% to be repurchased at $13,900,015 on 01/02/2009, collateralized by $14,184,000 Federal National Mortgage Association, zero coupon due 04/01/2009 (valued at $14,178,000, including interest)	13,900,000	13,900,000	0.91%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $7,702,000 on 01/02/2009, collateralized by $4,995,000 U.S. Treasury Bonds, 8.875% due 02/15/2019 (valued at $7,858,634, including interest)	7,702,000	7,702,000	0.51%

TOTAL REPURCHASE AGREEMENTS (Cost $21,602,000)		$21,602,000
Total Investments (High Yield Trust) (Cost $2,318,173,343) - 103.19%		$1,571,566,132	103.19%
Liabilities in Excess of Other Assets - (3.19%)		(48,543,068)	(3.19%)
TOTAL NET ASSETS - 100.00%		$1,523,023,064	100.00%

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.73%
Federal Home Loan Bank - 0.73%
5.500%, due 5/1/2037 to 6/1/2037		$2,789,939	0.73%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,687,578)		$2,789,939
CORPORATE BONDS - 46.26%
Basic Materials - 0.07%		275,230	0.07%
Communications - 5.82%
Charter Communications Holdings II LLC
10.250%, due 09/15/2010 (d)	6,500,000	2,990,000	0.79%
Charter Communications
11.000% to 13.500%, due 1/15/2014 to 10/1/2015		986,250	0.26%
DirecTV Holdings LLC
7.625%, due 05/15/2016	5,000,000	4,850,000	1.28%
Echostar DBS Corp.
7.750%, due 05/31/2015	5,000,000	4,250,000	1.12%
Echostar
6.375%, due 10/01/2011	1,250,000	$1,162,500	0.30%
OTHER SECURITIES		7,875,590	2.07%
		22,114,340
Consumer, Cyclical - 2.15%
Dollar General Corp.
10.625%, due 07/15/2015	3,500,000	3,342,500	0.88%
Dollar General
11.875%, due 07/15/2017	2,500,000	2,137,500	0.56%
Ford Motor
7.450%, due 07/16/2031	200,000	56,000	0.01%
General Motors
8.375%, due 07/15/2033	2,100,000	367,500	0.10%
OTHER SECURITIES		2,272,750	0.60%
		8,176,250
Consumer, Non-cyclical - 7.82%
Altria Group, Inc.
9.700%, due 11/10/2018	3,000,000	3,242,490	0.85%
Altria
8.500%, due 11/10/2013	1,500,000	1,553,616	0.41%
Community Health Systems, Inc.
8.875%, due 07/15/2015	3,500,000	3,220,000	0.85%
Tenet Healthcare Corp.
9.250%, due 02/01/2015 (a)	7,000,000	5,635,000	1.48%
Tenet Healthcare Corp.
6.375%, due 12/01/2011	6,500,000	5,021,250	1.32%
Tenet Healthcare
7.375%, due 02/01/2013	1,000,000	712,500	0.19%
OTHER SECURITIES		10,315,997	2.72%
		29,700,853
Energy - 7.18%
Chesapeake Energy Corp.
7.250%, due 12/15/2018	4,500,000	3,510,000	0.92%
Chesapeake Energy
6.500% to 6.875%, due 8/15/2017 to 11/15/2020		2,052,000	0.54%
Dynegy Holdings, Inc.
8.375%, due 05/01/2016	3,750,000	2,662,500	0.70%
Dynegy Holdings, Inc.
6.875%, due 04/01/2011	3,000,000	2,625,000	0.69%
Dynegy Holdings
7.750% to 8.750%, due 2/15/2012 to 6/1/2019		1,042,000	0.27%
PetroHawk Energy Corp.
7.875%, due 06/01/2015 (d)	4,000,000	2,960,000	0.78%
OTHER SECURITIES		12,438,019	3.28%
		27,289,519
Financial - 14.13%
American Express Credit Corp., Series C
7.300%, due 08/20/2013	2,500,000	2,558,980	0.67%
Bank of America
8.125%, due 12/29/2049 (b)	500,000	374,000	0.10%
Ford Motor Credit Company LLC
7.375%, due 10/28/2009	8,000,000	7,025,768	1.85%
Ford Motor Credit Company LLC
7.875%, due 06/15/2010	6,500,000	5,201,170	1.37%

The accompanying notes are an integral part of the financial statements.

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Ford Motor
7.250% to 9.750%, due 9/15/2010 to 10/25/2011		$3,691,422	0.97%
General Motors Acceptance Corp.
5.625%, due 05/15/2009	6,000,000	5,765,796	1.52%
GMAC LLC
7.750%, due 01/19/2010 (d)	7,500,000	6,689,130	1.76%
GMAC LLC
6.750% to 6.875%, due 9/15/2011 to 12/1/2014 (d)		2,770,746	0.73%
JPMorgan Chase & Company, Series 1
7.900%, due 12/31/2049 (b)	5,000,000	4,159,150	1.09%
Liberty Mutual Group, Inc.
10.750%, due 06/15/2058 (b) (d)	5,000,000	2,750,000	0.72%
Morgan Stanley
5.300%, due 03/01/2013	2,000,000	1,813,782	0.48%
Wells Fargo
7.700% to 9.750%, due 12/29/2049		2,762,780	0.73%
OTHER SECURITIES		8,156,375	2.14%
		53,719,099
Industrial - 3.08%
Allied Waste North America, Inc., Series B
7.375%, due 04/15/2014	4,000,000	3,780,000	0.99%
Allied Waste North America
5.750% to 7.125%, due 2/15/2011 to 5/15/2016		1,847,500	0.49%
Terex Corp.
8.000%, due 11/15/2017	3,000,000	2,550,000	0.67%
OTHER SECURITIES		3,528,750	0.93%
		11,706,250
Technology - 2.32%
First Data
9.875%, due 09/24/2015	2,500,000	1,512,500	0.40%
OTHER SECURITIES		7,308,875	1.92%
		8,821,375
Utilities - 3.69%
Dominion Resources
8.875%, due 01/15/2019	1,000,000	1,078,389	0.28%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2015 (d)	3,500,000	2,485,000	0.65%
Texas Competitive Electric Holdings
10.500%, due 11/01/2016 (d)	2,000,000	1,000,000	0.26%
OTHER SECURITIES		9,467,681	2.50%
		14,031,070

TOTAL CORPORATE BONDS (Cost $247,644,830)		$175,833,986
CONVERTIBLE BONDS - 1.44%
Financial - 1.26%		4,780,306	1.26%
Technology - 0.18%		682,320	0.18%

TOTAL CONVERTIBLE BONDS (Cost $9,868,225)		$5,462,626
COMMON STOCKS - 27.73%
Basic Materials - 0.12%		463,302	0.12%
Communications - 1.72%
AT&T, Inc.	125,000	$3,562,500	0.94%
OTHER SECURITIES		2,983,871	0.78%
		6,546,371
Consumer, Non-cyclical - 3.77%
Merck & Company, Inc.	180,000	5,472,000	1.44%
Pfizer, Inc.	500,000	8,855,000	2.33%
		14,327,000
Energy - 3.27%
Canadian Oil Sands Trust	175,000	2,991,090	0.79%
ConocoPhillips	60,000	3,108,000	0.82%
Duke Energy Corp.	300,000	4,503,000	1.18%
OTHER SECURITIES		1,810,100	0.48%
		12,412,190
Financial - 3.70%
Bank of America Corp.	358,000	5,040,640	1.33%
HSBC Holdings PLC	250,000	2,446,794	0.64%
Wells Fargo & Company	174,800	5,153,104	1.36%
OTHER SECURITIES		1,408,679	0.37%
		14,049,217
Technology - 1.32%
Intel Corp.	250,000	3,665,000	0.96%
OTHER SECURITIES		1,370,400	0.36%
		5,035,400
Utilities - 13.83%
Ameren Corp.	75,000	2,494,500	0.66%
Consolidated Edison, Inc.	80,000	3,114,400	0.82%
Dominion Resources, Inc.	100,000	3,584,000	0.94%
FirstEnergy Corp.	60,000	2,914,800	0.77%
FPL Group, Inc.	60,000	3,019,800	0.80%
PG&E Corp.	160,000	6,193,600	1.63%
Public Service Enterprise Group, Inc.	150,000	4,375,500	1.15%
Sempra Energy	60,800	2,591,904	0.68%
The Southern Company	140,000	5,180,000	1.36%
Xcel Energy, Inc.	190,000	3,524,500	0.93%
OTHER SECURITIES		15,557,200	4.09%
		52,550,204

TOTAL COMMON STOCKS (Cost $147,061,006)		$105,383,684
PREFERRED STOCKS - 4.96%
Consumer, Cyclical - 0.07%
General Motors Corp., Series C, 6.25%	85,000	272,000	0.07%
Consumer, Non-cyclical - 0.69%
Schering-Plough Corp., 6.00%	15,000	2,607,300	0.69%
Financial - 3.82%
Bank of America Corp., Series L, 7.25%	4,000	2,600,000	0.68%
Citigroup, Inc., Series T, 6.50%	90,000	2,519,100	0.66%
Morgan Stanley, 5.26% (d)	75,000	5,891,872	1.55%
OTHER SECURITIES		3,497,771	0.93%
		14,508,743

The accompanying notes are an integral part of the financial statements.

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Utilities - 0.38%		$1,465,812	0.38%

TOTAL PREFERRED STOCKS (Cost $41,475,961)		$18,853,855
TERM LOANS - 2.99%
Communications - 0.83%
Clear Channel Communications, Term Loan B
5.086%, due 11/13/2015 (b)	5,500,000	2,676,685	0.70%
OTHER SECURITIES		488,445	0.13%
		3,165,130
Consumer, Cyclical - 0.46%		1,735,210	0.46%
Consumer, Non-cyclical - 0.48%		1,827,749	0.48%
Technology - 0.68%
First Data
6.512%, due 09/24/2014 (b)		2,568,825	0.68%
Utilities - 0.54%
Texas Competitive Electric Holdings
5.368%, due 10/10/2014 (b)	2,980,000	2,059,925	0.54%

TOTAL TERM LOANS (Cost $17,984,853)		$11,356,839
SHORT TERM INVESTMENTS - 6.56%
Federal Home Loan Bank Discount Notes
zero coupon, due 01/02/2009	18,615,000	18,615,000	4.90%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	6,310,993	6,310,993	1.66%

TOTAL SHORT TERM INVESTMENTS (Cost $24,925,993)		$24,925,993
REPURCHASE AGREEMENTS - 9.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $35,898,000 on 01/02/2009, collateralized by $32,050,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $36,617,125, including interest)	35,898,000	35,898,000	9.44%

TOTAL REPURCHASE AGREEMENTS (Cost $35,898,000)		$35,898,000
Total Investments (Income Trust) (Cost $527,546,446) - 100.11%		$380,504,922	100.11%
Assets in excess of Other Liabilities - (0.11%)		(411,113)	(0.11%)
TOTAL NET ASSETS - 100.00%		$380,093,809	100.00%

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 31.32%
Treasury Inflation Protected Securities (d) - 1.95%
2.375%, due 01/15/2025 (a)	6,953,447	$6,833,931	1.95%
U.S. Treasury Bonds - 27.38%
7.500%, due 11/15/2016	8,225,000	$11,229,691	3.20%
7.875%, due 02/15/2021	19,256,000	28,619,230	8.16%
8.125%, due 08/15/2019 ***	8,000,000	11,823,752	3.37%
8.125%, due 08/15/2021	8,477,000	12,892,991	3.68%
8.750%, due 08/15/2020	20,150,000	31,456,040	8.97%
		96,021,704
U.S. Treasury Notes - 1.99%
3.125%, due 08/31/2013	6,475,000	6,981,364	1.99%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,406,786)		$109,836,999
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.64%
Federal Home Loan Mortgage Corp. - 1.75%
5.000%, due 12/01/2034	4,997,656	5,107,370	1.46%
4.000% to 7.500%, due 6/1/2010 to 8/1/2034		1,036,746	0.29%
		6,144,116
Federal National Mortgage Association - 2.20%
4.918%, due 02/01/2013	1,661,046	1,754,835	0.50%
5.630%, due 12/01/2011	1,312,050	1,399,858	0.40%
4.654% to 7.000%, due 10/1/2011 to 2/1/2036		4,558,037	1.30%
		7,712,730
Government National Mortgage Association - 0.54%		1,883,477	0.54%
Housing & Urban Development - 0.15%		538,825	0.15%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,133,710)		$16,279,148
CORPORATE BONDS - 47.94%
Basic Materials - 1.58%		5,537,538	1.58%
Communications - 7.34%
Time Warner Cable, Inc.
5.850%, due 05/01/2017	1,895,000	1,731,183	0.49%
Time Warner
6.550% to 7.700%, due 10/15/2017 to 5/1/2037		2,088,707	0.59%
OTHER SECURITIES		21,940,736	6.26%
		25,760,626
Consumer, Cyclical - 1.70%		5,960,305	1.70%
Consumer, Non-cyclical - 5.19%
Erac USA Finance Company
8.000%, due 01/15/2011 (d)	1,816,000	1,703,570	0.49%
Philip Morris International, Inc.
5.650%, due 05/16/2018	1,800,000	1,784,399	0.51%
OTHER SECURITIES		14,735,125	4.19%
		18,223,094
Diversified - 0.02%		60,515	0.02%
Energy - 2.35%
NGPL PipeCo LLC
6.514%, due 12/15/2012 (d)	1,850,000	1,755,685	0.50%
OTHER SECURITIES		6,478,697	1.85%
		8,234,382

The accompanying notes are an integral part of the financial statements.

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Financial - 22.63%
Bank of America Corp.
5.420%, due 03/15/2017	4,000,000	$3,555,492	1.01%
Bank of America Corp.
4.375%, due 12/01/2010	1,514,000	1,517,146	0.43%
Bear Stearns
5.350% to 6.950%, due 2/1/2012 to 10/2/2017		1,141,667	0.33%
Citigroup, Inc.
5.500%, due 08/27/2012	1,525,000	1,480,345	0.42%
Citigroup
6.500% to 8.300%, due 8/19/2013 to 12/21/2057 (b)		2,581,633	0.73%
First Union National Bank
7.800%, due 08/18/2010	1,500,000	1,488,762	0.42%
General Electric Capital Corp.
6.750%, due 03/15/2032	1,641,000	1,744,754	0.50%
General Electric
4.800% to 6.125%, due 2/22/2011 to 5/1/2013		1,604,227	0.46%
Goldman Sachs Group, Inc.
6.750%, due 10/01/2037	3,540,000	2,874,013	0.82%
Goldman Sachs
5.450% to 6.875%, due 1/15/2011 to 4/1/2018		2,714,200	0.78%
JPMorgan Chase
5.375% to 6.000%, due 10/1/2012 to 1/15/2018		2,256,290	0.65%
Liberty Mutual Insurance Company
7.697%, due 10/15/2097 (d)	2,000,000	1,328,856	0.38%
Merrill Lynch & Company, Inc.
6.400%, due 08/28/2017	1,800,000	1,803,361	0.51%
Merrill Lynch
7.750%, due 05/14/2038	750,000	826,261	0.24%
Morgan Stanley
5.550% to 6.750%, due 4/15/2011 to 4/1/2018		4,867,489	1.39%
NBD Bancorp
8.250%, due 11/01/2024	1,730,000	2,165,377	0.62%
Royal Bank of Scotland Group PLC
6.400%, due 04/01/2009	2,379,000	2,382,366	0.68%
Sun Canada Financial Company
7.250%, due 12/15/2015 (d)	1,471,000	1,557,534	0.44%
United States Bancorp Oregon
7.500%, due 06/01/2026	1,624,000	1,682,056	0.48%
Wells Fargo & Company
4.950%, due 10/16/2013	2,410,000	2,352,847	0.67%
OTHER SECURITIES		37,454,738	10.67%
		79,379,414
Industrial - 0.99%
General Electric
5.250%, due 12/06/2017	1,125,000	1,121,565	0.32%
OTHER SECURITIES		2,344,896	0.67%
		3,466,461
Technology - 0.43%		1,523,093	0.43%
Utilities - 5.71%
Duke Energy Corp.
5.65% due 06/15/2013	1,300,000	1,275,160	0.36%
NSTAR
8.000%, due 02/15/2010	1,730,000	1,777,348	0.51%
Union Electric Company
6.400%, due 06/15/2017	1,930,000	1,759,490	0.50%
OTHER SECURITIES		$15,209,620	4.34%
		20,021,618

TOTAL CORPORATE BONDS (Cost $190,843,954)		$168,167,046
MUNICIPAL BONDS - 0.91%
California - 0.37%		1,284,615	0.37%
Florida - 0.28%		981,083	0.28%
Indiana - 0.03%		112,951	0.03%
Maryland - 0.08%		266,022	0.08%
New Jersey - 0.03%		121,477	0.03%
New York - 0.12%		432,673	0.12%

TOTAL MUNICIPAL BONDS (Cost $3,150,749)		$3,198,821
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.41%
Banc of America Commercial Mortgage, Inc, Series 2006-2, Class A4
5.739%, due 05/10/2045 (b)	2,500,000	2,041,839	0.58%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2 Class A4
6.186%, due 06/11/2035	2,594,203	2,483,943	0.71%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4
4.680%, due 08/13/2039 (b)	2,594,203	2,346,625	0.67%
Bear Stearns
4.871% to 5.757%, due 9/11/2038 to 6/11/2050 (b)		2,833,432	0.81%
Citigroup
5.322%, due 12/11/2049	1,425,000	994,787	0.28%
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4
5.768%, due 06/10/2046 (b)	2,000,000	1,630,042	0.46%
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3
5.467%, due 09/15/2039	2,500,000	1,839,410	0.52%
Diversified REIT Trust, Series 2000-1A, Class B
6.971%, due 03/08/2010 (d)	2,000,000	1,832,000	0.52%
General Electric
5.743%, due 05/12/2035 (b) (d)	570,725	460,882	0.13%
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%, due 04/10/2038 (b)	2,500,000	2,024,806	0.58%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
5.875%, due 04/15/2045 (b)	2,150,000	1,715,177	0.49%
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
5.883%, due 06/15/2038 (b)	1,700,000	1,398,443	0.40%
LB-UBS
4.954% to 6.462%, due 12/15/2025 to 3/15/2031		2,947,386	0.84%

The accompanying notes are an integral part of the financial statements.

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.657%, due 05/12/2039 (b)	2,000,000	$1,628,795	0.46%
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447%, due 02/12/2044 (b)	2,095,000	1,553,874	0.44%
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4
6.390%, due 10/15/2035	1,729,469	1,669,272	0.48%
Morgan Stanley
5.980% to 6.390%, due 6/15/2011 to 1/15/2039		915,444	0.26%
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2
4.493%, due 02/11/2036	2,594,203	2,266,666	0.65%
OTHER SECURITIES		3,940,659	1.13%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,086,715)		$36,523,482
ASSET BACKED SECURITIES - 1.26%

TOTAL ASSET BACKED SECURITIES (Cost $4,861,105)		$4,403,701
SHORT TERM INVESTMENTS - 0.59%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	2,061,800	2,061,800	0.59%

TOTAL SHORT TERM INVESTMENTS (Cost $2,061,800)		$2,061,800
REPURCHASE AGREEMENTS - 6.70%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.080% to be repurchased at $23,500,104 on 01/02/2009, collateralized by $33,260,022 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $23,970,001, including interest)	23,500,000	23,500,000	6.70%

TOTAL REPURCHASE AGREEMENTS (Cost $23,500,000)		$23,500,000
Total Investments (Investment Quality Bond Trust) (Cost $381,044,819) - 103.77%		$363,970,997	103.77%
Liabilities in Excess of Other Assets - (3.77%)		(13,207,437)	(3.77%)
TOTAL NET ASSETS - 100.00%		$350,763,560	100.00%

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 20.93%
U.S. Treasury Bills - 20.93%
0.440%, due 11/19/2009	75,000,000	$74,704,833	1.43%
0.490%, due 10/22/2009	75,000,000	74,699,875	1.44%
0.640%, due 10/22/2009	100,000,000	99,477,333	1.91%
0.910%, due 10/22/2009	70,000,000	69,479,783	1.33%
1.070%, due 07/02/2009	100,000,000	99,459,056	1.91%
1.080%, due 07/30/2009	50,000,000	49,685,000	0.95%
1.110%, due 07/30/2009	75,000,000	74,514,375	1.43%
1.120%, due 04/09/2009	50,000,000	49,847,556	0.96%
1.210%, due 04/23/2009	50,000,000	49,811,778	0.96%
1.575%, due 04/23/2009	50,000,000	49,755,000	0.95%
1.710%, due 01/15/2009	65,000,000	64,956,775	1.25%
1.780%, due 01/15/2009	70,000,000	69,951,544	1.34%
1.790%, due 02/19/2009	65,000,000	64,841,635	1.24%
1.820%, due 02/26/2009	50,000,000	49,858,444	0.96%
1.870%, due 01/29/2009	50,000,000	49,927,278	0.96%
1.900%, due 02/05/2009	50,000,000	49,907,639	0.96%
1.280%, due 04/29/2009	50,000,000	49,790,222	0.95%
		1,090,668,126

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,090,668,126)		$1,090,668,126
U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.50%
Federal Home Loan Bank - 15.87%
0.500%, due 06/22/2009	101,618,000	101,375,246	1.95%
0.600%, due 03/20/2009	76,945,000	76,844,971	1.47%
1.080%, due 02/18/2009	94,585,000	94,448,798	1.81%
1.100%, due 03/11/2009	100,000,000	99,789,167	1.91%
1.630%, due 01/05/2009	100,000,000	99,981,889	1.92%
1.650%, due 01/09/2009	50,000,000	49,981,667	0.96%
2.050%, due 01/09/2009	100,000,000	99,954,444	1.92%
2.400%, due 01/09/2009	100,000,000	99,946,667	1.92%
2.500%, due 01/26/2009	50,000,000	49,913,194	0.96%
0.900% to 1.200%, due 3/5/2009 to 6/1/2009		54,626,843	1.05%
		826,862,886
Federal Home Loan Mortgage Corp. - 20.41%
0.300%, due 06/15/2009	40,000,000	39,945,000	0.77%
0.450%, due 06/15/2009	40,124,000	40,041,244	0.77%
1.000%, due 03/03/2009	63,750,000	63,641,979	1.22%
1.100%, due 05/06/2009	56,305,000	56,089,946	1.07%
1.124%, due 03/10/2009	75,000,000	74,840,767	1.43%
1.500%, due 01/05/2009	46,750,000	46,742,208	0.90%
1.770%, due 01/05/2009	55,100,000	55,089,164	1.06%
2.050%, due 01/05/2009	174,876,000	174,836,167	3.36%
2.050%, due 01/09/2009	100,000,000	99,954,445	1.92%
2.150%, due 01/12/2009	75,000,000	74,950,729	1.44%
2.200%, due 01/27/2009	84,150,000	84,016,295	1.61%
0.400% to 1.200%, due 4/8/2009 to 8/17/2009		253,605,146	4.86%
		1,063,753,090
Federal National Mortgage Association - 12.22%
0.650%, due 09/01/2009	96,790,000	96,365,334	1.85%
1.050%, due 04/27/2009	92,540,000	92,226,906	1.77%
1.100%, due 07/20/2009	100,000,000	99,388,889	1.91%
1.150%, due 06/03/2009	90,740,000	90,296,508	1.73%
2.050%, due 01/09/2009	115,840,000	115,787,229	2.22%
2.050%, due 01/14/2009	50,000,000	49,962,986	0.96%
0.500% to 2.000%, due 1/12/2009 to 7/16/2009		92,872,724	1.78%
		636,900,576

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,527,516,552)		$2,527,516,552

The accompanying notes are an integral part of the financial statements.

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER - 31.09%
Consumer, Non-cyclical - 1.15%
Coca-Cola Company
1.400%, due 01/06/2009	60,000,000	$59,988,334	1.15%
Financial - 29.94%
Abbey National North America LLC
1.000%, due 04/13/2009	50,000,000	49,858,333	0.96%
Abbey National North America LLC
0.350%, due 02/12/2009	50,000,000	49,979,583	0.96%
Abbey National
1.510%, due 01/20/2009	45,584,000	45,547,672	0.87%
American Honda Finance
0.250% to 2.400%, due 2/23/2009 to 2/26/2009		60,863,078	1.17%
Bank of Nova Scotia
1.550%, due 03/05/2009	50,000,000	49,864,375	0.96%
Bank of Nova Scotia
1.340% to 2.300%, due 1/2/2009 to 2/9/2009		69,940,016	1.34%
Barclays US Funding LLC
1.990%, due 02/09/2009	50,000,000	49,892,208	0.96%
BMW US Capital LLC
1.900% to 2.000%, due 01/05/2009	71,520,000	71,504,555	1.37%
BNP Paribas Finance, Inc.
1.105%, due 03/18/2009	50,000,000	49,883,361	0.96%
BNP Paribas Finance, Inc.
1.360%, due 03/11/2009	50,000,000	49,869,667	0.96%
BNP Paribas
0.850% to 2.450%, due 1/2/2009 to 2/23/2009		94,914,642	1.82%
ING US Funding LLC
1.700% to 2.060%, due 01/06/2009	103,655,000	103,627,610	1.99%
ING US Funding
1.600% to 2.150%, due 1/5/2009 to 3/10/2009		54,959,916	1.06%
Lloyds TSB Bank PLC
1.490%, due 02/17/2009	50,000,000	49,902,736	0.96%
National Australia Funding
1.250%, due 03/02/2009	75,000,000	74,843,750	1.44%
Royal Bank of Scotland
1.250%, due 02/17/2009	68,600,000	68,488,049	1.31%
Royal Bank of Canada
1.350%, due 01/12/2009	75,000,000	74,969,063	1.44%
Societe Generale North America
1.060%, due 02/17/2009	50,000,000	49,930,806	0.96%
Societe Generale North America
1.330%, due 03/11/2009	100,000,000	99,745,083	1.91%
Toronto Dominion Holdings USA, Inc.
1.095%, due 02/03/2009	60,000,000	59,939,775	1.15%
UBS Finance Delaware LLC
1.245%, due 02/17/2009	115,000,000	114,784,192	2.20%
UBS Finance Delaware LLC
1.905%, due 01/05/2009	75,000,000	74,984,125	1.44%
UBS Finance Delaware
1.340%, due 03/23/2009	23,000,000	22,930,655	0.44%
OTHER SECURITIES		68,613,330	1.31%
		1,559,836,580

TOTAL COMMERCIAL PAPER (Cost $1,619,824,914)		$1,619,824,914

Total Investments (Money Market Trust) (Cost $5,238,009,592) - 100.52%		$5,238,009,592	100.52%
Liabilities in Excess of Other Assets - (0.52%)		$(26,930,494)	(0.52%)
TOTAL NET ASSETS - 100.00%		$5,211,079,098	100.00%

Money Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 24.29%
U.S. Treasury Bills - 24.29%
0.220%, due 04/29/2009	15,000,000	$14,937,067	1.55%
0.490%, due 10/22/2009	20,000,000	19,919,966	2.07%
0.640%, due 10/22/2009	20,000,000	19,895,467	2.07%
0.910%, due 10/22/2009	20,000,000	19,851,367	2.06%
1.070%, due 07/02/2009	20,000,000	19,891,811	2.07%
1.110%, due 07/30/2009	30,000,000	29,808,375	3.09%
1.120%, due 04/09/2009	10,000,000	9,969,511	1.03%
1.210%, due 04/23/2009	15,000,000	14,943,533	1.55%
1.575%, due 04/23/2009	15,000,000	14,926,500	1.55%
1.780%, due 01/15/2009	15,000,000	14,989,617	1.56%
1.790%, due 02/19/2009	15,000,000	14,963,454	1.55%
1.820%, due 02/26/2009	10,000,000	9,971,689	1.04%
1.870%, due 01/29/2009	15,000,000	14,978,183	1.55%
1.900%, due 02/05/2009	15,000,000	14,972,292	1.55%
		234,018,832

TOTAL U.S. TREASURY OBLIGATIONS (Cost $234,018,832)		$234,018,832
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.94%
Federal Home Loan Bank - 15.38%
0.500%, due 06/22/2009	47,409,000	47,295,745	4.91%
1.220%, due 03/16/2009	45,690,000	45,575,420	4.73%
2.150%, due 01/20/2009	15,372,000	15,354,557	1.59%
2.500%, due 01/26/2009	40,000,000	39,930,555	4.15%
		148,156,277
Federal Home Loan Mortgage Corp. - 9.20%
0.350%, due 06/25/2009	19,000,000	18,967,674	1.97%
1.100%, due 03/10/2009	29,805,000	29,743,072	3.09%
2.200%, due 01/27/2009	40,000,000	39,936,444	4.14%
		88,647,190
Federal National Mortgage Association - 17.36%
1.050%, due 03/09/2009	40,000,000	39,921,833	4.14%
1.150%, due 03/16/2009	29,816,000	29,745,518	3.09%
1.150%, due 06/03/2009	34,036,000	33,869,649	3.52%
2.050%, due 01/02/2009	35,000,000	34,998,007	3.63%
2.350%, due 01/21/2009	28,762,000	28,724,450	2.98%
		167,259,457

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $404,062,924)		$404,062,924

The accompanying notes are an integral part of the financial statements.

Money Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER - 33.58%
Financial - 33.58%
American Honda Finance Corp.
1.100%, due 02/18/2009	25,730,000	$25,692,263	2.67%
American Honda Finance Corp.
2.050%, due 01/05/2009	9,270,000	9,267,888	0.96%
Barclays US Funding LLC
1.990%, due 02/09/2009	35,000,000	34,924,546	3.62%
BMW US Capital LLC
1.950%, due 01/05/2009	35,000,000	34,992,417	3.63%
BNP Paribas Finance, Inc.
1.360%, due 03/11/2009	30,000,000	29,921,800	3.11%
Lloyds TSB Bank PLC
1.490%, due 02/17/2009	30,000,000	29,941,642	3.11%
National Australia Funding
1.250%, due 03/02/2009	30,000,000	29,937,500	3.11%
Royal Bank of Scotland
1.250%, due 02/17/2009	35,000,000	34,942,882	3.63%
Societe Generale North America
1.330%, due 03/12/2009	30,000,000	29,922,417	3.11%
UBS Finance Delaware LLC
2.020%, due 01/13/2009	35,000,000	34,976,433	3.63%
Unilever Capital Corp.
1.000%, due 02/23/2009	29,000,000	28,957,305	3.00%
		323,477,093

TOTAL COMMERCIAL PAPER (Cost $323,477,093)		$323,477,093
REPURCHASE AGREEMENTS - 0.11%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $1,057,001 on 01/02/2009, collateralized by $755,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $1,080,858, including interest)	1,057,000	1,057,000	0.11%

TOTAL REPURCHASE AGREEMENTS (Cost $1,057,000)		$1,057,000
Total Investments (Money Market Trust B) (Cost $962,615,849) - 99.92%		$962,615,849	99.92%
Assets in excess of Other Liabilities - 0.08%		773,775	0.08%
TOTAL NET ASSETS - 100.00%		$963,389,624	100.00%

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 99.01%
Treasury Inflation Protected Securities (d) - 99.01%
1.625%, due 01/15/2015	34,945,372	$32,406,381	3.05%
1.875%, due 07/15/2013 (j)	116,693,922	109,865,461	10.33%
1.875%, due 07/15/2015 (j)	102,754,630	97,062,948	9.13%
2.000%, due 01/15/2014 (j)	59,897,980	56,753,336	5.34%
2.000%, due 07/15/2014 (j)	31,753,120	30,029,021	2.82%
2.000%, due 01/15/2016	27,179,097	26,028,225	2.45%
2.000%, due 01/15/2026 (j)	62,238,575	58,625,813	5.51%
2.375%, due 04/15/2011 (j)	27,785,568	27,136,525	2.55%
2.375%, due 01/15/2017	29,757,556	29,522,739	2.78%
2.375%, due 01/15/2025 (j)	99,841,063	98,124,995	9.23%
2.500%, due 07/15/2016	18,129,475	17,986,415	1.69%
2.625%, due 07/15/2017	82,633,813	$84,680,322	7.96%
3.000%, due 07/15/2012 (j)	28,132,704	27,572,244	2.59%
3.375%, due 04/15/2032	12,937,618	15,952,691	1.50%
3.500%, due 01/15/2011	102,534,616	100,636,085	9.46%
3.625%, due 04/15/2028 (j)	74,825,838	89,142,116	8.38%
3.875%, due 04/15/2029 (j)	65,962,221	81,468,488	7.66%
4.250%, due 01/15/2010 (j)	41,191,416	40,454,460	3.80%
0.875% to 3.375%, due 4/15/2010 to 1/15/2028 (j)		29,498,155	2.78%
		1,052,946,420

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,026,770,423)		$1,052,946,420
U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.14%
Federal Home Loan Mortgage Corp. - 11.64%
5.500% TBA **	102,000,000	104,462,341	9.82%
4.500% to 6.720%, due 5/15/2017 to 10/1/2036 (b) ***		19,342,365	1.82%
		123,804,706
Federal National Mortgage Association - 14.13%
5.000% TBA **	61,600,000	62,947,500	5.92%
5.500% TBA **	32,500,000	33,342,969	3.14%
6.500%, due 08/01/2038	11,286,286	11,744,350	1.10%
3.678% to 6.500%, due 2/1/2029 to 10/1/2044 (b)		42,180,795	3.97%
		150,215,614
Government National Mortgage Association - 1.37%
6.000%, due 10/15/2028 to 10/15/2038		14,578,325	1.37%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $283,872,880)		$288,598,645
FOREIGN GOVERNMENT OBLIGATIONS - 3.16%
Japan - 3.16%
Government of Japan
0.800% to 1.400%, due 12/10/2015 to 6/10/2018		33,553,220	3.16%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $30,359,594)		$33,553,220
CORPORATE BONDS - 27.04%
Basic Materials - 0.81%		8,588,493	0.81%
Communications - 0.80%		8,485,906	0.80%
Consumer, Cyclical - 1.78%		18,891,943	1.78%
Consumer, Non-cyclical - 2.81%
Philip Morris International, Inc.
5.650%, due 05/16/2018	15,000,000	14,869,995	1.40%
OTHER SECURITIES		15,027,342	1.41%
		29,897,337

The accompanying notes are an integral part of the financial statements.

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Energy - 1.30%
NGPL PipeCo LLC
6.514%, due 12/15/2012 (d)	12,200,000	$11,578,032	1.09%
OTHER SECURITIES		2,247,617	0.21%
		13,825,649
Financial - 18.77%
American Express
5.500% to 8.150%, due 4/16/2013 to 3/19/2038		8,535,888	0.81%
Bank of America
2.299% to 2.826%, due 2/17/2009 to 11/6/2009 (b)		2,785,947	0.26%
Barclays
5.450% to 7.434%, due 9/12/2012 to 9/29/2049 (b) (d)		14,363,158	1.35%
Bear Stearns
6.400% to 7.250%, due 8/10/2012 to 2/1/2018		9,452,808	0.89%
Berkshire Hathaway Finance Corp.
5.400%, due 05/15/2018 (d)	15,500,000	15,933,271	1.50%
Citigroup
0.474% to 8.300%, due 1/30/2009 to 12/21/2057 (b)		13,121,471	1.23%
Goldman Sachs
1.766% to 6.750%, due 6/28/2010 to 10/1/2037 (b)		11,871,788	1.12%
Hartford Financial Services Group, Inc., MTN
6.000%, due 01/15/2019	15,500,000	11,265,416	1.06%
Merrill Lynch
6.400% to 6.875%, due 8/28/2017 to 4/25/2018		3,332,657	0.31%
National Australia Bank
2.838% to 5.350%, due 2/8/2010 to 6/12/2013 (b) (d)		11,330,232	1.06%
Wachovia
2.153% to 5.750%, due 2/23/2009 to 6/15/2017 (b)		5,963,364	0.56%
OTHER SECURITIES		91,638,899	8.62%
		199,594,899
Industrial - 0.24%		2,582,015	0.24%
Technology - 0.19%		1,987,339	0.19%
Utilities - 0.34%		3,643,398	0.34%

TOTAL CORPORATE BONDS (Cost $325,116,011)		$287,496,979
MUNICIPAL BONDS - 0.93%
California - 0.28%		2,924,374	0.28%
New York - 0.09%		914,402	0.09%
Ohio - 0.05%		579,690	0.05%
Rhode Island - 0.04%		475,149	0.04%
Texas - 0.40%		4,269,260	0.40%
West Virginia - 0.07%		739,140	0.07%

TOTAL MUNICIPAL BONDS (Cost $11,754,435)		$9,902,015
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.46%
Bank of America
1.705% to 6.500%, due 8/15/2029 to 9/10/2047 (b) (d)		$7,208,780	0.67%
Bear Stearns
0.631% to 6.440%, due 6/16/2030 to 12/25/2046 (b)		21,482,392	2.03%
Citigroup
4.050% to 4.900%, due 8/25/2035 to 12/25/2035 (b)		3,203,641	0.31%
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA
1.425%, due 02/15/2019 (b)	17,191,097	16,576,355	1.56%
Federal Home Loan Mortgage
1.345% to 5.500%, due 5/15/2016 to 2/25/2045 (b)		36,224,878	3.40%
Federal National Mortgage Association
0.531% to 5.950%, due 8/25/2034 to 2/25/2044 (b)		7,009,943	0.66%
Merrill Lynch
0.681% to 4.250%, due 6/15/2022 to 2/25/2036 (b) (d)		8,305,656	0.77%
Wachovia
1.275% to 1.285%, due 8/11/2018 to 6/15/2020 (b) (d)		8,414,517	0.79%
OTHER SECURITIES		34,755,299	3.27%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $178,526,138)		$143,181,461
ASSET BACKED SECURITIES - 5.17%
American Express
2.145%, due 08/15/2012 (b)	7,900,000	7,534,758	0.71%
Bear Stearns
0.521% to 1.471%, due 10/25/2032 to 8/25/2037 (b)		5,467,006	0.51%
Citigroup
0.551% to 1.265%, due 8/15/2021 to 1/25/2037 (b) (d)		1,474,026	0.14%
Federal Home Loan Mortgage
0.731%, due 08/25/2031 (b)	96,330	84,439	0.01%
Merrill Lynch
0.501% to 0.541%, due 8/25/2036 to 7/25/2037 (b)		766,522	0.07%
OTHER SECURITIES		39,692,266	3.73%

TOTAL ASSET BACKED SECURITIES (Cost $61,987,843)		$55,019,017
SUPRANATIONAL OBLIGATIONS - 0.11%
Government - 0.11%		1,202,898	0.11%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,199,074)		$1,202,898
PREFERRED STOCKS - 0.32%
Financial - 0.32%
Bank of America Corp., 8.00%	1,400,000	1,007,003	0.10%
Bank of America Corp., Series L, 7.25%	1,000	650,000	0.06%
Wachovia Corp., 7.98%	1,500,000	1,278,600	0.12%
Wachovia Corp., Series L, 7.50%	600	450,000	0.04%

The accompanying notes are an integral part of the financial statements.

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
		$3,385,603

TOTAL PREFERRED STOCKS (Cost $4,500,000)		$3,385,603
TERM LOANS - 0.63%
Basic Materials - 0.07%		738,376	0.07%
Consumer, Non-cyclical - 0.34%		3,610,503	0.34%
Financial - 0.22%		2,383,169	0.22%

TOTAL TERM LOANS (Cost $10,088,830)		$6,732,048
OPTIONS - 0.03%
Other - 0.03%		284,375	0.03%

TOTAL OPTIONS (Cost $143,599)		$284,375
SHORT TERM INVESTMENTS - 2.72%
U.S. Treasury Bills
zero coupon, due 03/26/2009 ***	17,360,000	17,358,806	1.63%
zero coupon, due 1/2/2009 to 6/11/2009 ***		11,583,107	1.09%

TOTAL SHORT TERM INVESTMENTS (Cost $28,941,913)		$28,941,913
REPURCHASE AGREEMENTS - 13.40%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.030% to be repurchased at $60,650,101 on 01/02/2009, collateralized by $60,442,174 Federal National Mortgage Association, 6.125% due 08/07/2023 (valued at $58,411,681, including interest) and $1,820,000 Federal Home Loan Mortgage Corp., 3.875% due 06/29/2011 (valued at $1,947,046, including interest)	60,650,000	60,650,000	5.70%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/16/2008 at 0.01% to be repurchased at $3,050,800 on 01/14/2009, collateralized by $2,730,000 U.S. Treasury Notes, 3.625% due 12/31/2012 (valued at $3,033,091, including interest)	3,050,775	3,050,775	0.29%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/08/2008 at 0.01% to be repurchased at $13,089,426 on 01/09/2009, collateralized by $10,700,000 U.S. Treasury Notes, 4.75% due 08/15/2017 (valued at $12,721,733, including interest)	13,089,310	13,089,310	1.23%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/30/2008 at 0.40% to be repurchased at $58,003,867 on 01/05/2009, collateralized by $58,610,000 Federal National Mortgage Association, 5.50% due 11/01/2038 (valued at $60,180,426, including interest)	58,000,000	58,000,000	5.45%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/30/2008 at 0.09% to be repurchased at $7,700,116 on 01/05/2009, collateralized by $7,040,000 Federal Home Loan Mortgage Corp, 6.875% due 09/15/2010 (valued at $7,680,200, including interest)	7,700,000	$7,700,000	0.73%

TOTAL REPURCHASE AGREEMENTS (Cost $142,490,085)		$142,490,085
Total Investments (Real Return Bond Trust) (Cost $2,105,750,825) - 193.12%		$2,053,734,679	193.12%
Liabilities in Excess of Other Assets - (93.12%)		(990,277,039)	(93.12%)
TOTAL NET ASSETS - 100.00%		$1,063,457,640	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value	% of Net Assets
FEDERAL HOME LOAN MORTGAGE CORP. - 1.89%
Federal Home Loan Mortgage Corp.
6.000%, due 12/01/2099	300,000	$308,227

TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $308,344)		308,227
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.34%
Federal National Mortgage Association
6.000% TBA**	2,100,000	2,181,047

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $2,149,219)		2,181,047
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.63%
Government National Mortgage Association
6.500% TBA**	1,100,000	1,144,859
5.500% TBA**	100,000	103,047

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Proceeds $1,234,179)		1,247,906
TREASURY INFLATION PROTECTED SECURITIES (D) - 77.14%
U.S. Treasury
4.250%, due 01/15/2010 (j)	12,840,534	12,610,804

TOTAL TREASURY INFLATION-PROTECTED SECURITIES (D) (Proceeds $12,809,398)		12,610,804
Total Securities Sold Short (Real Return Bond Trust) (Proceeds $16,501,140)		$16,347,984

The accompanying notes are an integral part of the financial statements.

Short-Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.76%
Federal Home Loan Mortgage Corp. - 1.53%
5.044% to 8.500%, due 11/1/2009 to 11/1/2033 (b)		$1,407,190	1.53%
Federal National Mortgage Association - 5.83%
6.500%, due 04/01/2017	895,251	932,320	1.01%
6.500%, due 08/01/2017	1,166,738	1,215,048	1.32%
7.000%, due 07/01/2034	991,770	1,041,126	1.13%
5.102% to 8.000%, due 8/1/2009 to 7/1/2034 (b)		2,183,179	2.37%
		5,371,673
Government National Mortgage Association - 0.40%		373,132	0.40%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,290,287)		$7,151,995
CORPORATE BONDS - 37.27%
Basic Materials - 0.52%		480,140	0.52%
Communications - 4.26%
Sprint Capital Corp.
6.375%, due 05/01/2009	1,000,000	993,750	1.08%
Time Warner, Inc.
2.405%, due 11/13/2009 (b)	1,000,000	962,525	1.04%
Walt Disney Company, MTN
2.289%, due 09/10/2009 (b)	1,000,000	993,475	1.08%
OTHER SECURITIES		975,037	1.06%
		3,924,787
Consumer, Cyclical - 2.54%
CVS Caremark Corp.
2.503%, due 06/01/2010 (b)	1,000,000	920,111	1.00%
Home Depot, Inc.
2.046%, due 12/16/2009 (b)	1,000,000	944,731	1.02%
OTHER SECURITIES		477,500	0.52%
		2,342,342
Consumer, Non-cyclical - 2.57%
UnitedHealth Group, Inc.
1.705%, due 06/21/2010 (b)	2,000,000	1,801,780	1.96%
OTHER SECURITIES		564,978	0.61%
		2,366,758
Energy - 2.88%
ONEOK Partners LP
5.900%, due 04/01/2012	900,000	846,978	0.92%
OTHER SECURITIES		1,811,973	1.96%
		2,658,951
Financial - 21.20%
American Express Credit Corp., MTN, Series B
2.049%, due 10/04/2010 (b)	1,000,000	894,661	0.97%
Bear Stearns
3.650%, due 01/31/2011 (b)	500,000	459,032	0.50%
CNA Financial Corp.
6.000%, due 08/15/2011	1,500,000	1,240,678	1.35%
Colonial Realty LP
4.750%, due 02/01/2010	1,500,000	1,400,058	1.52%
Credit Suisse
2.298%, due 11/20/2009 (b)	700,000	674,438	0.73%
ING Security Life Institutional Funding
4.250%, due 01/15/2010 (d)	895,000	$875,277	0.95%
Lehman Brothers
5.750%, due 04/25/2011 ˆ	1,000,000	95,000	0.10%
Merrill Lynch & Company, Inc., MTN
1.285%, due 08/14/2009 (b)	857,000	830,424	0.90%
PNC Funding Corp.
4.500%, due 03/10/2010	1,000,000	992,219	1.08%
Rockies Express Pipeline LLC
5.100%, due 08/20/2009 (b) (d)	1,500,000	1,500,744	1.63%
Vita Capital III, Ltd., Series B-I
4.983%, due 01/01/2011 (b) (d)	850,000	791,095	0.86%
Vornado Realty LP
5.600%, due 02/15/2011	1,000,000	903,806	0.98%
Westfield Group
5.400%, due 10/01/2012 (d)	2,000,000	1,533,836	1.66%
W.R. Berkley Corp.
5.125%, due 09/30/2010	1,300,000	1,165,971	1.26%
Xstrata Finance Dubai, Ltd.
2.585%, due 11/13/2009 (d)	1,500,000	1,315,967	1.43%
OTHER SECURITIES		4,877,656	5.28%
		19,550,862
Industrial - 0.44%		405,946	0.44%
Technology - 0.33%		302,923	0.33%
Utilities - 2.53%
Dominion Resources, Inc.
4.750%, due 12/15/2010	1,000,000	988,787	1.07%
NiSource Finance Corp.
7.875%, due 11/15/2010	1,000,000	915,090	0.99%
OTHER SECURITIES		431,961	0.47%
		2,335,838

TOTAL CORPORATE BONDS (Cost $43,149,744)		$34,368,547
COLLATERALIZED MORTGAGE OBLIGATIONS - 43.13%
Banc of America Funding Corp., Series 2005-H, Class 1A1
5.340%, due 11/20/2035 (b)	1,829,947	1,313,911	1.42%
Bank of America
0.626% to 1.455%, due 3/15/2022 to 7/10/2042 (b) (d) (e)		1,363,407	1.47%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1
5.779%, due 10/25/2036 (b)	4,421,784	2,351,026	2.55%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR10, Class X2
0.163%, due 12/11/2040 (e)	354,129,217	928,456	1.01%
Bear Stearns Commercial Mortgage Securities, Series 2006-PWR12, Class A1
5.546%, due 09/11/2038 (b)	1,317,915	1,266,776	1.37%
Bear Stearns
1.635%, due 03/15/2019 (b) (d)	1,000,000	533,292	0.58%
Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class AJFX
5.478%, due 02/05/2019 (d)	2,700,000	1,778,116	1.93%

The accompanying notes are an integral part of the financial statements.

Short-Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS - 43.13%
Utilities - 2.53%
Commercial Mortgage Pass Through Certificates, Series 2006-FL12, Class B
1.365%, due 12/15/2020 (b) (d)	1,708,731	$981,363	1.06%
Commercial Mortgage
0.352% to 1.395%, due 11/15/2017 to 5/10/2043 (b) (d) (e)		1,227,004	1.33%
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class SVA2
1.465%, due 10/15/2021 (b) (d)	2,000,000	1,304,950	1.42%
Credit Suisse
1.425%, due 04/15/2008 (b) (d)	675,000	450,218	0.49%
Crown Castle Towers LLC, Series 2006-1A, Class C
5.470%, due 11/15/2036 (d)	1,500,000	1,054,620	1.14%
Federal Home Loan Mortgage
4.000% to 8.500%, due 1/15/2016 to 3/15/2026		595,690	0.65%
Federal National Mortgage Association
8.000%, due 09/25/2016	173,070	182,816	0.20%
First Horizon Alternative Mortgage Securities, Series 2004-AA2, Class 2A1
5.031%, due 08/25/2034 (b)	1,508,128	907,225	0.98%
GE Capital Commercial Mortgage Corp, Series 2002-2A, Class A2
4.970%, due 08/11/2036	1,171,086	1,121,941	1.22%
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class AFX
5.393%, due 05/15/2037 (d)	2,000,000	1,560,000	1.69%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class X2
0.494%, due 05/12/2045 (e)	100,691,175	1,505,202	1.63%
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2
7.950%, due 05/15/2025 (b)	1,364,298	1,370,194	1.49%
Lehman XS Trust, Series 2007-10H, Class 2A2
7.500%, due 07/25/2037	1,925,110	1,534,453	1.66%
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCP
0.663%, due 09/15/2039 (e)	78,233,553	1,567,918	1.70%
Lehman Brothers
1.365%, due 10/15/2017 (b) (d)	465,889	390,650	0.42%
Lehman Brothers
0.361%, due 09/15/2040 (e)	33,468,804	331,304	0.36%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A1
5.528%, due 05/12/2039 (b)	838,330	810,211	0.88%
Merrill Lynch
2.045% to 4.958%, due 6/25/2028 to 12/25/2032 (b)		370,698	0.40%
Multi Security Asset Trust, Series 2005-RR4A, Class A1
4.380%, due 11/28/2035 (d)	2,424,231	1,769,689	1.92%
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2
4.467%, due 03/18/2036	1,433,717	1,334,888	1.45%
SBA CMBS Trust, Series 2006-1A, Class A
5.314%, due 11/15/2036 (d)	2,000,000	1,600,000	1.74%
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1
5.329%, due 10/25/2036 (b)	2,913,645	$1,794,363	1.95%
Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6
5.250%, due 02/25/2018	1,852,361	1,713,795	1.86%
OTHER SECURITIES		4,756,344	5.16%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $57,946,723)		$39,770,520
ASSET BACKED SECURITIES - 9.89%
American Express Issuance Trust, Series 2008-1, Class A
2.145%, due 12/15/2010 (b)	1,000,000	953,767	1.04%
Anthracite
0.834% to 5.488%, due 5/24/2017 to 12/24/2037 (b) (d)		1,735,349	1.88%
Bank of America Credit Card Trust, Series 2008-A3, Class A3
1.945%, due 08/15/2011 (b)	800,000	793,319	0.86%
CPL Transition Funding LLC, Series 2002-1, Class A3
5.560%, due 01/15/2012	802,159	811,368	0.88%
Crest, Ltd., Series 2002-IGA, Class A
3.966%, due 07/28/2017 (b) (d)	1,488,925	1,072,026	1.16%
Crest
3.131% to 7.750%, due 8/31/2036 to 5/28/2038 (b) (d)		613,900	0.66%
OTHER SECURITIES		3,140,291	3.41%

TOTAL ASSET BACKED SECURITIES (Cost $21,970,041)		$9,120,020
REPURCHASE AGREEMENTS - 0.98%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $902,000 on 01/02/2009, collateralized by $880,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $920,700, including interest)	902,000	902,000	0.98%

TOTAL REPURCHASE AGREEMENTS (Cost $902,000)		$902,000
Total Investments (Short-Term Bond Trust) (Cost $131,258,795) - 99.03%		$91,313,082	99.03%
Assets in excess of Other Liabilities - 0.97%		891,727	0.97%
TOTAL NET ASSETS - 100.00%		$92,204,809	100.00%

The accompanying notes are an integral part of the financial statements.

Spectrum Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 15.74%
Basic Materials - 0.93%		$9,761,590	0.93%
Communications - 1.77%
AT&T, Inc.	147,965	4,217,003	0.40%
OTHER SECURITIES		14,409,651	1.37%
		18,626,654
Consumer, Cyclical - 1.25%
Home Depot, Inc.	120,900	2,783,118	0.27%
OTHER SECURITIES		10,374,738	0.98%
		13,157,856
Consumer, Non-cyclical - 2.49%
Hershey Company (a)	84,300	2,928,582	0.28%
Pfizer, Inc.	138,570	2,454,075	0.23%
OTHER SECURITIES		20,827,581	1.98%
		26,210,238
Energy - 2.59%
Chevron Corp.	72,800	5,385,016	0.51%
Exxon Mobil Corp.	72,800	5,811,624	0.55%
Royal Dutch Shell PLC, ADR	69,800	3,695,212	0.35%
OTHER SECURITIES		12,354,617	1.18%
		27,246,469
Financial - 3.25%
JPMorgan Chase & Company	178,300	5,621,799	0.53%
Marsh & McLennan Companies, Inc.	103,400	2,509,518	0.24%
U.S. Bancorp	103,400	2,586,034	0.24%
Wells Fargo & Company	115,300	3,399,044	0.32%
OTHER SECURITIES		20,162,388	1.92%
		34,278,783
Industrial - 2.06%
3M Company	46,700	2,687,118	0.26%
General Electric Company	309,500	5,013,900	0.48%
OTHER SECURITIES		13,958,099	1.32%
		21,659,117
Technology - 0.67%		7,021,748	0.67%
Utilities - 0.73%		7,750,888	0.73%

TOTAL COMMON STOCKS (Cost $222,816,524)		$165,713,343
PREFERRED STOCKS - 0.14%
Communications - 0.05%		565,000	0.05%
Financial - 0.09%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	8,000	3,040	0.00%
Federal National Mortgage Association, Series 08-1, 8.75%	29,000	30,450	0.00%
Federal National Mortgage Association, Series S, 8.25% (i)	6,575	5,457	0.00%
OTHER SECURITIES		925,036	0.09%
		963,983

TOTAL PREFERRED STOCKS (Cost $4,741,093)		$1,528,983
TERM LOANS - 1.89%
Basic Materials - 0.03%		$340,854	0.03%
Communications - 0.60%		6,265,621	0.60%
Consumer, Cyclical - 0.31%		3,228,947	0.31%
Consumer, Non-cyclical - 0.45%		4,754,627	0.45%
Energy - 0.10%		1,044,894	0.10%
Financial - 0.07%		755,275	0.07%
Industrial - 0.05%		524,062	0.05%
Technology - 0.14%		1,477,695	0.14%
Utilities - 0.14%		1,501,921	0.14%

TOTAL TERM LOANS (Cost $26,312,066)		$19,893,896
U.S. TREASURY OBLIGATIONS - 2.90%
Treasury Inflation Protected Securities (d) - 0.67%
1.375%, due 07/15/2018	2,652,302	2,480,523	0.24%
2.000%, due 07/15/2014	2,528,526	2,391,235	0.23%
1.625% to 2.000%, due 4/15/2012 to 1/15/2028		2,177,679	0.20%
		7,049,437
U.S. Treasury Bonds - 1.59%
4.750%, due 02/15/2037 *** (a)	4,015,000	5,594,654	0.53%
5.500%, due 08/15/2028	2,579,000	3,485,679	0.33%
7.250%, due 08/15/2022	1,730,000	2,515,257	0.24%
7.875%, due 02/15/2021	1,615,000	2,400,294	0.23%
4.500% to 5.375%, due 2/15/2031 to 2/15/2036		2,757,069	0.26%
		16,752,953
U.S. Treasury Notes - 0.55%
3.125% to 4.875%, due 2/15/2009 to 8/15/2018 (a)		5,807,249	0.55%
U.S. Treasury Strips - 0.09%
zero coupon, due 5/15/2020 to 5/15/2021		881,083	0.09%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,006,002)		$30,490,722
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.88%
Federal Home Loan Bank - 0.15%		1,617,453	0.15%
Federal Home Loan Mortgage Corp. - 3.46%
5.125%, due 07/15/2012 (a)	2,180,000	2,407,984	0.23%
4.125% to 10.500%, due 1/1/2009 to 8/1/2038 (b)		33,997,595	3.23%
		36,405,579
Federal National Mortgage Association - 9.59%
5.000%, due 10/01/2021	3,245,759	3,343,132	0.32%
5.000%, due 05/01/2023	3,964,594	4,079,195	0.39%
5.000%, due 02/01/2036	5,624,559	5,754,407	0.55%
5.500%, due 12/01/2035	2,636,227	2,709,444	0.26%
5.500%, due 04/01/2036	5,125,869	5,265,028	0.50%
6.000%, due 04/01/2038	3,474,708	3,583,971	0.34%
3.961% to 7.125%, due 1/1/2009 to 9/1/2038 (b)		76,177,958	7.23%
		100,913,135

The accompanying notes are an integral part of the financial statements.

Spectrum Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.88%
Government National Mortgage Association - 11.68%
5.000%, due 07/20/2033	2,960,479	$3,039,926	0.29%
5.000%, due 12/15/2033	2,890,495	2,978,000	0.28%
5.500%, due 04/15/2033	2,492,427	2,582,193	0.25%
5.500%, due 07/15/2033	4,816,091	4,989,546	0.48%
5.500%, due 12/15/2033	2,804,383	2,905,384	0.28%
6.000%, due 11/20/2033	2,632,136	2,724,466	0.26%
6.000%, due 09/20/2034	3,875,259	4,008,169	0.38%
6.000%, due 08/20/2038	2,822,229	2,917,700	0.28%
4.000% to 12.750%, due 3/20/2009 to 12/15/2038		95,447,498	9.04%
OTHER SECURITIES		1,418,401	0.14%
		123,011,283

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $253,101,732)		$261,947,450
FOREIGN GOVERNMENT OBLIGATIONS - 12.62%
Argentina - 0.01%		162,500	0.01%
Austria - 0.01%		83,109	0.01%
Belgium - 0.25%		2,606,866	0.25%
Brazil - 1.41%
Federative Republic of Brazil
7.125%, due 01/20/2037	2,150,000	2,440,250	0.23%
10.000%, due 01/01/2014	6,372,000	2,435,569	0.23%
10.000%, due 01/01/2017	12,020,000	4,581,254	0.44%
6.000% to 10.000%, due 1/1/2010 to 2/4/2025		3,806,727	0.36%
OTHER SECURITIES		1,561,142	0.15%
		14,824,942
Canada - 0.19%		2,003,422	0.19%
Colombia - 0.06%		588,750	0.06%
Denmark - 0.05%		582,777	0.05%
France - 1.46%
Government of France
4.250%, due 10/25/2017	6,085,000	9,021,477	0.86%
3.750% to 5.750%, due 4/25/2010 to 10/25/2032		6,325,757	0.60%
		15,347,234
Gabon - 0.03%		307,890	0.03%
Germany - 0.74%		7,785,553	0.74%
Ghana - 0.03%		278,250	0.03%
Greece - 0.28%		2,993,931	0.28%
Grenada - 0.01%		86,250	0.01%
Hungary - 0.21%		2,182,671	0.21%
Indonesia - 0.15%		1,586,775	0.15%
Iraq - 0.12%		1,304,940	0.12%
Ireland - 0.01%		$130,015	0.01%
Italy - 0.82%		8,662,999	0.82%
Jamaica - 0.06%		664,650	0.06%
Japan - 3.91%
Government of Japan
1.100%, due 12/10/2016	340,401,400	3,263,197	0.31%
1.300%, due 12/20/2013	606,250,000	6,885,896	0.65%
1.400%, due 03/20/2018	483,400,000	5,498,703	0.52%
1.500%, due 06/20/2012	503,650,000	5,734,443	0.55%
1.700%, due 09/20/2016	205,550,000	2,415,207	0.23%
1.000% to 3.750%, due 3/21/2011 to 12/20/2033		17,375,145	1.65%
		41,172,591
Lebanon - 0.03%		280,500	0.03%
Malaysia - 0.07%		760,817	0.07%
Mexico - 0.81%
Government of Mexico
7.750%, due 12/14/2017	33,455,800	2,381,780	0.23%
OTHER SECURITIES		6,106,256	0.58%
		8,488,036
Netherlands - 0.14%		1,508,341	0.14%
Pakistan - 0.01%		74,000	0.01%
Peru - 0.05%		480,026	0.05%
Poland - 0.04%		420,337	0.04%
Portugal - 0.02%		166,456	0.02%
Russia - 0.28%
Government of Russia
7.500%, due 03/31/2030	3,432,940	2,994,073	0.28%
Serbia - 0.10%		1,008,000	0.10%
South Africa - 0.11%		1,181,528	0.11%
Spain - 0.09%		947,859	0.09%
Sweden - 0.09%		996,852	0.09%
Turkey - 0.31%		3,319,862	0.31%
Ukraine - 0.01%		129,000	0.01%
United Kingdom - 0.62%
Government of United Kingdom
4.250%, due 06/07/2032	2,303,000	3,483,319	0.33%
OTHER SECURITIES		3,026,236	0.29%
		6,509,555
Vietnam - 0.03%		291,945	0.03%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $135,028,458)		$132,913,302

The accompanying notes are an integral part of the financial statements.

Spectrum Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 26.82%
Basic Materials - 1.46%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	3,185,000	$2,611,700	0.25%
OTHER SECURITIES		12,756,805	1.21%
		15,368,505
Communications - 5.07%		53,337,527	5.07%
Consumer, Cyclical - 1.99%		20,977,471	1.99%
Consumer, Non-cyclical - 3.14%
HCA, Inc.
9.250%, due 11/15/2016	2,950,000	2,706,625	0.26%
OTHER SECURITIES		30,347,208	2.88%
		33,053,833
Diversified - 0.02%		206,215	0.02%
Energy - 2.79%		29,382,023	2.79%
Financial - 6.71%
General Electric
4.250% to 6.000%, due 9/13/2010 to 9/15/2066 (b)		5,458,925	0.52%
OTHER SECURITIES		65,240,152	6.19%
		70,699,077
Industrial - 2.69%		28,331,988	2.69%
Technology - 0.73%		7,660,828	0.73%
Utilities - 2.22%		23,431,536	2.22%

TOTAL CORPORATE BONDS (Cost $339,243,560)		$282,449,003
CONVERTIBLE BONDS - 0.11%
Communications - 0.03%		280,500	0.03%
Consumer, Cyclical - 0.04%		446,004	0.04%
Consumer, Non-cyclical - 0.02%		196,215	0.02%
Energy - 0.01%		121,231	0.01%
Financial - 0.00%		4,860	0.00%
Industrial - 0.01%		60,937	0.01%

TOTAL CONVERTIBLE BONDS (Cost $1,659,775)		$1,109,747
MUNICIPAL BONDS - 0.57%
Arizona - 0.03%		372,766	0.03%
California - 0.01%		104,701	0.01%
District of Columbia - 0.00%		30,381	0.00%
Florida - 0.03%		342,671	0.03%
Georgia - 0.07%		850,945	0.07%
Illinois - 0.02%		256,594	0.02%
Kansas - 0.01%		100,805	0.01%
Maryland - 0.06%		593,411	0.06%
Massachusetts - 0.09%		903,063	0.09%
New York - 0.06%		668,094	0.06%
North Carolina - 0.04%		409,085	0.04%
Oregon - 0.01%		57,886	0.01%
Pennsylvania - 0.03%		$289,736	0.03%
Texas - 0.04%		378,035	0.04%
Utah - 0.05%		485,161	0.05%
West Virginia - 0.02%		206,709	0.02%

TOTAL MUNICIPAL BONDS (Cost $6,220,567)		$6,050,043
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.85%
Federal Home Loan Mortgage
3.320% to 6.500%, due 12/15/2011 to 8/15/2030 (c) (e)		6,910,895	0.66%
Federal National Mortgage Association
4.000% to 6.500%, due 11/25/2013 to 2/1/2032 (e)		1,635,742	0.15%
Government National Mortgage Association
2.822% to 6.500%, due 12/16/2019 to 12/20/2035 (b) (c)		5,005,007	0.46%
OTHER SECURITIES		26,940,038	2.58%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,995,894)		$40,491,682
ASSET BACKED SECURITIES - 2.05%

TOTAL ASSET BACKED SECURITIES (Cost $23,414,546)		$21,596,825
SUPRANATIONAL OBLIGATIONS - 0.33%
Government - 0.33%		3,452,218	0.33%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,760,880)		$3,452,218
SHORT TERM INVESTMENTS - 8.24%
T. Rowe Price Reserve Investment Fund, 1.5309%	72,448,258	72,448,258	6.88%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	14,038,374	14,038,374	1.33%
OTHER SECURITIES		303,111	0.03%

TOTAL SHORT TERM INVESTMENTS (Cost $86,789,743)		$86,789,743
REPURCHASE AGREEMENTS - 0.01%

TOTAL REPURCHASE AGREEMENTS (Cost $104,000)		$104,000
Total Investments (Spectrum Income Trust) (Cost $1,175,194,840) - 100.15%		$1,054,530,957	100.15%
Liabilities in Excess of Other Assets - (0.15%)		(1,567,754)	(0.15%)
TOTAL NET ASSETS - 100.00%		$1,052,963,203	100.00%

The accompanying notes are an integral part of the financial statements.

Strategic Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 2.08%
Treasury Inflation Protected Securities (d) - 1.89%
2.375%, due 01/15/2025 *** (a)	10,343,970	$10,166,178	1.72%
2.000% to 2.625%, due 1/15/2016 to 7/15/2017 ***		1,002,069	0.17%
		11,168,247
U.S. Treasury Bonds - 0.03%
5.375%, due 02/15/2031	150,000	206,109	0.03%
U.S. Treasury Notes - 0.16%
1.250% to 1.500%, due 11/30/2010 to 12/31/2013		949,148	0.16%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,361,948)		$12,323,504
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.81%
Federal Home Loan Bank - 12.27%
4.500%, due 10/09/2009	42,300,000	43,573,103	7.37%
5.000%, due 09/18/2009 (a)	28,100,000	28,959,664	4.90%
		72,532,767
Federal Home Loan Mortgage Corp. - 4.63%
5.500%, due 11/01/2037	8,639,551	8,853,177	1.50%
5.500%, due 01/01/2038	13,234,462	13,561,705	2.29%
5.000% to 5.500%, due 7/9/2010 to 11/1/2035		4,971,912	0.84%
		27,386,794
Federal National Mortgage Association - 21.95%
5.000%, due 06/01/2035	4,605,236	4,715,870	0.80%
5.000% TBA **	59,800,000	61,108,125	10.34%
5.500%, due 02/01/2035	13,539,428	13,932,388	2.36%
5.500%, due 04/01/2036	4,373,483	4,382,196	0.74%
5.500%, due 11/01/2036	4,412,507	4,531,610	0.77%
5.500%, due 05/01/2038	7,887,109	8,100,000	1.37%
5.500% TBA **	26,240,000	26,920,600	4.55%
4.415% to 10.400%, due 2/1/2011 to 10/1/2037		6,096,422	1.02%
		129,787,211
Government National Mortgage Association - 2.96%
6.000% TBA **	9,900,000	10,220,977	1.73%
6.000% TBA **	2,600,000	2,681,859	0.45%
5.000% to 7.500%, due 4/15/2022 to 4/15/2035		4,570,634	0.78%
		17,473,470

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $241,431,756)		$247,180,242
FOREIGN GOVERNMENT OBLIGATIONS - 3.74%
Brazil - 1.58%
Federative Republic of Brazil
10.000%, due 07/01/2010	18,700,000	7,798,301	1.32%
6.000% to 10.000%, due 1/1/2010 to 5/15/2015		1,561,582	0.26%
		9,359,883
Indonesia - 0.29%		1,703,813	0.29%
Italy - 0.41%		2,419,611	0.41%
Russia - 0.66%
Government of Russia
7.500%, due 03/31/2030	4,445,280	$3,876,995	0.66%
Turkey - 0.80%
Republic of Turkey
6.875%, due 03/17/2036	5,731,000	4,756,730	0.80%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $25,683,085)		$22,117,032
CORPORATE BONDS - 47.16%
Basic Materials - 3.16%
GTL Trade Finance, Inc.
7.250%, due 10/20/2017 (d)	3,310,000	2,776,627	0.47%
Ryerson, Inc.
12.250%, due 11/01/2015 (d)	4,235,000	2,615,112	0.44%
Vale Overseas, Ltd.
6.875%, due 11/21/2036	4,625,000	4,198,112	0.71%
OTHER SECURITIES		9,111,209	1.54%
		18,701,060
Communications - 4.76%
News America, Inc.
5.300%, due 12/15/2014	5,010,000	4,614,175	0.78%
OTHER SECURITIES		23,524,629	3.98%
		28,138,804
Consumer, Cyclical - 3.17%
CVS Corp.
9.350%, due 01/10/2023 (d)	3,000,000	2,787,269	0.47%
Ford Motor
6.625% to 8.900%, due 1/15/2022 to 1/15/2032		2,403,700	0.42%
General Motors Corp.
8.375%, due 07/15/2033	18,270,000	3,197,250	0.54%
OTHER SECURITIES		10,335,783	1.74%
		18,724,002
Consumer, Non-cyclical - 4.25%
HCA, Inc.
9.625%, due 11/15/2016	4,003,000	3,122,340	0.53%
HCA
6.375% to 9.250%, due 11/15/2014 to 11/15/2095		3,034,898	0.51%
Tenet Healthcare Corp.
6.875%, due 11/15/2031	6,200,000	2,604,000	0.44%
OTHER SECURITIES		16,354,349	2.77%
		25,115,587
Diversified - 0.20%		1,171,050	0.20%
Energy - 6.63%
El Paso Corp.
7.750%, due 01/15/2032	10,155,000	6,591,824	1.12%
El Paso
7.000% to 8.375%, due 6/15/2012 to 6/15/2032		5,702,643	0.97%
Pemex Project Funding Master Trust
6.625%, due 06/15/2035	9,343,000	7,908,849	1.34%
Pemex
6.625%, due 06/15/2035 (d)	280,000	237,020	0.04%

The accompanying notes are an integral part of the financial statements.

Strategic Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 47.16%
Energy - 6.63%
OTHER SECURITIES		$18,772,026	3.16%
		39,212,362
Financial - 16.07%
Bear Stearns Companies, Inc.
7.250%, due 02/01/2018	3,860,000	4,230,004	0.72%
Citigroup, Inc.
5.875%, due 05/29/2037	12,160,000	12,150,807	2.06%
Citigroup
5.000% to 6.875%, due 9/15/2014 to 3/5/2038		3,446,331	0.58%
CDX North America High Yield, Series 8-T1
7.625%, due 06/29/2012 (d)	13,494,600	12,246,349	2.07%
Ford Motor Credit Company LLC
12.000%, due 05/15/2015	16,410,000	12,254,315	2.07%
Ford Motor
7.000% to 9.875%, due 10/28/2009 to 10/1/2013 (b)		4,362,037	0.73%
General Motors Acceptance Corp. LLC
8.000%, due 11/01/2031 (d)	21,400,000	12,521,119	2.12%
GMAC
6.000%, due 04/01/2011	450,000	447,067	0.08%
JPMorgan Chase
2.125% to 6.625%, due 3/15/2012 to 6/22/2012		2,875,713	0.48%
Merrill Lynch
5.700%, due 05/02/2017	1,600,000	1,417,530	0.24%
Morgan Stanley
4.750% to 4.953%, due 4/1/2014 to 10/18/2016 (b)		2,665,338	0.45%
Wachovia Corp.
5.250%, due 08/01/2014	3,280,000	3,055,366	0.52%
OTHER SECURITIES		23,298,062	3.95%
		94,970,038
Industrial - 4.26%
Eastman Kodak Company
3.375%, due 10/15/2033	7,830,000	6,267,798	1.06%
Eastman Kodak Company
7.250%, due 11/15/2013	8,650,000	5,579,250	0.94%
Tyco International, Ltd.
6.875%, due 01/15/2021	5,130,000	3,966,890	0.67%
OTHER SECURITIES		9,397,743	1.59%
		25,211,681
Technology - 0.38%		2,231,201	0.38%
Utilities - 4.28%
AES Corp.
8.000%, due 10/15/2017	3,505,000	2,874,100	0.49%
AES Corp.
7.750%, due 03/01/2014	4,966,000	4,370,080	0.74%
AES
7.750% to 9.375%, due 9/15/2010 to 10/15/2015		1,979,500	0.34%
OTHER SECURITIES		16,060,525	2.71%
		25,284,205

TOTAL CORPORATE BONDS (Cost $416,325,873)		$278,759,990
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.46%
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A
1.071%, due 09/27/2037 (b) (d)	6,677,203	$6,492,370	1.10%
Bear Stearns
5.410% to 5.783%, due 11/25/2034 to 2/25/2036 (b)		1,393,785	0.24%
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB15, Class A4
5.814%, due 06/12/2043 (b)	3,960,000	3,046,754	0.51%
JPMorgan Chase
4.963%, due 08/25/2035 (b)	489,874	362,299	0.06%
Merrill Lynch
5.657%, due 05/12/2039 (b)	1,810,000	1,474,060	0.25%
Morgan Stanley
0.791% to 5.459%, due 10/25/2034 to 6/25/2036 (b)		3,297,542	0.56%
Structured Asset
0.661% to 5.648%, due 8/25/2035 to 7/25/2046 (b)		1,587,972	0.27%
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3
0.641%, due 01/25/2046 (b)	5,091,701	5,072,281	0.86%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2
0.576%, due 05/25/2046 (b)	3,649,585	3,315,882	0.56%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3
0.581%, due 06/25/2046 (b)	3,966,459	3,880,459	0.66%
Thornburg Mortgage Securities
6.201% to 6.208%, due 09/25/2037 (b)		3,204,296	0.55%
OTHER SECURITIES		28,727,365	4.84%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $92,925,834)		$61,855,065
ASSET BACKED SECURITIES - 3.72%
Bear Stearns
6.000% to 6.500%, due 10/25/2036		4,100,061	0.69%
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.971%, due 10/25/2037 (b)	5,396,082	3,906,256	0.66%
Morgan Stanley
0.621%, due 03/25/2036 (b)	1,610,017	378,663	0.06%
Structured Asset Securities Corp., Series 2007-TC1, Class A
0.771%, due 04/25/2031 (b) (d)	5,364,061	3,497,867	0.59%
Structured Asset
0.581% to 0.721%, due 2/25/2036 to 11/25/2037 (b) (d)		1,497,348	0.25%
OTHER SECURITIES		8,628,093	1.47%

TOTAL ASSET BACKED SECURITIES (Cost $38,247,059)		$22,008,288
SUPRANATIONAL OBLIGATIONS - 0.21%
Financial - 0.21%		1,216,046	0.21%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,343,281)		$1,216,046

The accompanying notes are an integral part of the financial statements.

Strategic Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 0.00%
Consumer, Cyclical - 0.00%		$11,039	0.00%

TOTAL COMMON STOCKS (Cost $441,132)		$11,039
PREFERRED STOCKS - 0.17%
Consumer, Cyclical - 0.08%		432,800	0.08%
Financial - 0.09%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	83,825	31,854	0.01%
Federal Home Loan Mortgage Corp., Series V	178,375	53,512	0.01%
Federal National Mortgage Association, Series S, 8.25% (i)	57,200	47,476	0.01%
OTHER SECURITIES		409,436	0.07%
		542,278

TOTAL PREFERRED STOCKS (Cost $10,809,724)		$975,078
TERM LOANS - 2.31%
Basic Materials - 0.39%		2,283,208	0.39%
Consumer, Cyclical - 0.38%		2,250,799	0.38%
Consumer, Non-cyclical - 0.40%		2,395,897	0.40%
Energy - 0.75%
Calpine Corp.
4.335%, due 03/29/2009 (b)	3,970,000	2,912,277	0.49%
OTHER SECURITIES		1,494,147	0.26%
		4,406,424
Industrial - 0.19%		1,133,985	0.19%
Technology - 0.20%		1,161,285	0.20%

TOTAL TERM LOANS (Cost $17,270,197)		$13,631,598
SHORT TERM INVESTMENTS - 5.68%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon, due 05/05/2009 (a)	5,000,000	4,978,472	0.84%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	28,570,513	28,570,513	4.83%
OTHER SECURITIES		29,850	0.01%

TOTAL SHORT TERM INVESTMENTS (Cost $33,578,835)		$33,578,835
REPURCHASE AGREEMENTS - 1.15%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.020% to be repurchased at $6,800,008 on 01/02/2009, collateralized by $6,939,000 Federal National Mortgage Association, zero coupon due 04/01/2009 (valued at $6,936,000, including interest)	6,800,000	6,800,000	1.15%

TOTAL REPURCHASE AGREEMENTS (Cost $6,800,000)		$6,800,000
Total Investments (Strategic Bond Trust) (Cost $898,218,724) - 118.49%		$700,456,717	118.49%
Liabilities in Excess of Other Assets - (18.49%)		(109,307,562)	(18.49%)
TOTAL NET ASSETS - 100.00%		$591,149,155	100.00%

Strategic Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 3.94%
U.S. Treasury Bonds - 0.93%
9.250%, due 02/15/2016	2,205,000	$3,216,372	0.59%
8.125%, due 08/15/2019	1,260,000	1,862,241	0.34%
		5,078,613
U.S. Treasury Notes - 3.01%
4.250%, due 08/15/2015	3,735,000	4,337,269	0.80%
4.750%, due 05/15/2014	4,610,000	5,425,034	1.00%
4.875%, due 08/15/2016	5,535,000	6,613,893	1.21%
		16,376,196

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,682,784)		$21,454,809
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.11%
Federal National Mortgage Association - 10.36%
5.000%, due 01/01/2023	7,644,928	7,865,914	1.44%
5.375%, due 06/12/2017	8,000,000	9,346,528	1.72%
5.500%, due 09/01/2037	6,710,834	6,891,974	1.27%
6.000%, due 11/01/2036	4,497,582	4,639,010	0.85%
6.000%, due 01/01/2037	4,548,088	4,691,104	0.86%
6.500%, due 08/01/2036	4,178,513	4,348,101	0.80%
6.500%, due 11/01/2036	4,667,357	4,856,785	0.89%
5.000% to 6.000%, due 8/1/2022 to 9/1/2037		13,775,936	2.53%
		56,415,352
Government National Mortgage Association - 2.75%
5.500%, due 11/15/2038	14,484,909	14,956,800	2.75%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $68,107,551)		$71,372,152
FOREIGN GOVERNMENT OBLIGATIONS - 17.44%
Canada - 4.25%
Province of Ontario, GMTN
4.400%, due 03/08/2016	5,630,000	4,744,204	0.87%
4.500%, due 03/08/2015	4,024,000	3,445,385	0.63%
4.750%, due 06/02/2013	6,039,000	5,259,224	0.97%
6.250%, due 06/16/2015	4,802,000	2,910,270	0.53%
6.375%, due 10/12/2010	6,870,000	4,124,328	0.76%
Province of Quebec
5.250%, due 10/01/2013	2,986,000	2,660,527	0.49%
		23,143,938
Colombia - 0.02%		122,925	0.02%

The accompanying notes are an integral part of the financial statements.

Strategic Income Trust
	Shares or Principal Amount	Value	% of Net Assets
France - 1.55%
Government of France
4.750%, due 10/25/2012	5,659,000	$8,449,786	1.55%
Germany - 6.08%
Bundesschatzanweisungen
4.000%, due 09/10/2010	8,095,000	11,645,721	2.14%
Federal Republic of Germany
3.500%, due 04/12/2013	1,974,000	2,868,313	0.53%
4.250%, due 07/04/2018	9,268,000	14,234,400	2.61%
5.000%, due 07/04/2012	2,876,000	4,351,226	0.80%
		33,099,660
Ireland - 2.58%
Republic of Ireland
4.500%, due 10/18/2018	9,972,000	14,022,185	2.58%
Mexico - 0.37%		2,008,575	0.37%
New Zealand - 0.27%		1,439,287	0.27%
Spain - 1.00%
Kingdom of Spain
5.350%, due 10/31/2011	3,678,000	5,448,652	1.00%
United Kingdom - 1.32%
Government of United Kingdom
5.000%, due 03/07/2012	2,169,000	3,378,063	0.62%
5.000%, due 03/07/2018	2,284,000	3,801,155	0.70%
		7,179,218

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $95,220,848)		$94,914,226
CORPORATE BONDS - 34.04%
Basic Materials - 0.98%		5,348,473	0.98%
Communications - 6.35%
Centennial Communications Corp.
10.000%, due 01/01/2013	3,055,000	3,161,925	0.58%
Sprint Capital Corp.
8.375%, due 03/15/2012	4,685,000	3,748,000	0.69%
Verizon Wireless Capital LLC
7.375%, due 11/15/2013 (d)	4,000,000	4,220,320	0.78%
OTHER SECURITIES		23,445,201	4.30%
		34,575,446
Consumer, Cyclical - 7.38%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375%, due 03/21/2013	4,048,000	4,957,271	0.91%
Landry’s Restaurants, Inc.
9.500%, due 12/15/2014	3,395,000	3,395,000	0.62%
OTHER SECURITIES		31,806,437	5.85%
		40,158,708
Consumer, Non-cyclical - 2.39%
Community Health Systems, Inc.
8.875%, due 07/15/2015	3,965,000	3,647,800	0.67%
OTHER SECURITIES		9,349,819	1.72%
		12,997,619
Diversified - 0.25%		1,371,900	0.25%
Energy - 1.72%
Chesapeake Energy Corp.
7.250%, due 12/15/2018	4,140,000	$3,229,200	0.59%
OTHER SECURITIES		6,151,421	1.13%
		9,380,621
Financial - 5.25%
CCM Merger, Inc.
8.000%, due 08/01/2013 (d)	5,870,000	3,023,050	0.55%
OTHER SECURITIES		25,549,556	4.70%
		28,572,606
Government - 5.51%
Canada Housing Trust No. 1
4.600%, due 09/15/2011	7,320,000	6,373,292	1.17%
New South Wales Treasury Corp., Series 10RG
7.000%, due 12/01/2010	32,137,000	23,613,321	4.34%
		29,986,613
Industrial - 2.57%		13,967,837	2.57%
Technology - 0.52%		2,844,641	0.52%
Utilities - 1.12%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2015 (d)	5,000,000	3,550,000	0.65%
OTHER SECURITIES		2,515,159	0.47%
		6,065,159

TOTAL CORPORATE BONDS (Cost $262,873,389)		$185,269,623
CONVERTIBLE BONDS - 0.10%
Communications - 0.10%		532,894	0.10%

TOTAL CONVERTIBLE BONDS (Cost $583,819)		$532,894
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.89%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4
5.414%, due 09/10/2047	3,380,000	2,671,843	0.49%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.225%, due 09/15/2020 (b)	3,850,000	3,193,497	0.59%
Federal Home Loan Mortgage Corp., Series 3154, Class PM
5.500%, due 05/15/2034	4,435,000	4,572,784	0.84%
Federal Home Loan Mortgage Corp., Series 3228, Class PL
5.500%, due 10/15/2034	5,740,000	5,895,471	1.08%
Federal National Mortgage Association, Series 2006-117, Class PD
5.500%, due 07/25/2035	6,300,000	6,273,151	1.15%
Federal National Mortgage Association, Series 2006-84, Class MP
5.500%, due 08/25/2035	7,172,000	7,268,677	1.34%
Federal National Mortgage Association
5.500%, due 05/25/2035	2,438,217	2,467,867	0.45%

The accompanying notes are an integral part of the financial statements.

Strategic Income Trust
	Shares or Principal Amount	Value	% of Net Assets
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2
5.485%, due 05/10/2040 (b)	6,750,000	$6,066,761	1.12%
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.914%, due 07/10/2038 (b)	3,755,000	2,930,624	0.54%
OTHER SECURITIES		17,913,199	3.29%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,610,559)		$59,253,874
ASSET BACKED SECURITIES - 0.25%

TOTAL ASSET BACKED SECURITIES (Cost $3,638,217)		$1,376,588
SUPRANATIONAL OBLIGATIONS - 3.13%
Financial - 0.73%		3,963,420	0.73%
Government - 2.40%
Instituto de Credito Oficial, EMTN
5.000%, due 12/07/2009	2,259,000	3,345,828	0.61%
Inter-American Development Bank, Series INTL
7.250%, due 05/24/2012	10,585,000	6,753,779	1.24%
Inter-American Development Bank
4.250%, due 12/02/2012	480,000	410,039	0.08%
OTHER SECURITIES		2,569,656	0.47%
		13,079,302

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $20,485,612)		$17,042,722
COMMON STOCKS - 0.13%
Basic Materials - 0.01%		67,508	0.01%
Communications - 0.06%		330,397	0.06%
Industrial - 0.06%		295,923	0.06%

TOTAL COMMON STOCKS (Cost $5,090,413)		$693,828
TERM LOANS - 1.09%
Consumer, Cyclical - 0.50%		2,703,982	0.50%
Consumer, Non-cyclical - 0.59%		3,241,789	0.59%

TOTAL TERM LOANS (Cost $8,032,125)		$5,945,771
OPTIONS - 0.38%
Communications - 0.04%		255,000	0.04%
Other - 0.34%		1,828,331	0.34%

TOTAL OPTIONS (Cost $1,670,478)		$2,083,331
SHORT TERM INVESTMENTS - 11.40%
U.S. Treasury Bills
zero coupon, due 06/11/2009	50,000,000	49,957,781	9.18%
zero coupon, due 06/18/2009	12,100,000	12,092,715	2.22%

TOTAL SHORT TERM INVESTMENTS (Cost $60,885,277)		$62,050,496
REPURCHASE AGREEMENTS - 0.02%

TOTAL REPURCHASE AGREEMENTS (Cost $115,000)		$115,000
Total Investments (Strategic Income Trust) (Cost $615,996,072) - 95.92%		$522,105,314	95.92%
Assets in excess of Other Liabilities - 4.08%		$22,183,628	4.08%
TOTAL NET ASSETS - 100.00%		$544,288,942	100.00%

Total Return Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 5.57%
Treasury Inflation Protected Securities (d) - 5.57%
1.625%, due 01/15/2015	17,813,063	$16,518,837	0.78%
2.000%, due 07/15/2014	16,205,553	15,325,640	0.72%
3.000%, due 07/15/2012	64,052,318	62,776,268	2.97%
1.750% to 2.625%, due 7/15/2013 to 1/15/2028		23,211,030	1.10%
		117,831,775

TOTAL U.S. TREASURY OBLIGATIONS (Cost $117,357,775)		$117,831,775
U.S. GOVERNMENT AGENCY OBLIGATIONS - 99.14%
Federal Home Loan Mortgage Corp. - 13.43%
5.000% TBA **	40,000,000	40,809,376	1.93%
5.500% TBA **	159,200,000	163,043,184	7.71%
5.500%, due 02/01/2038	13,631,247	13,968,301	0.66%
6.000%, due 09/01/2037	49,221,378	50,769,159	2.40%
3.940% to 6.000%, due 3/1/2016 to 8/1/2038 (b)		15,221,144	0.73%
		283,811,164
Federal National Mortgage Association - 84.96%
5.000%, due 06/01/2035	20,010,065	20,478,269	0.97%
5.000%, due 03/01/2036***	67,679,651	69,242,097	3.28%
5.000%, due 02/01/2037	12,740,730	13,030,880	0.62%
5.000% TBA **	103,000,000	105,253,125	4.98%
5.000% TBA **	20,300,000	20,851,906	0.99%
5.000% TBA **	15,000,000	15,279,492	0.72%
5.500%, due 12/01/2033	18,328,965	18,852,343	0.89%
5.500%, due 04/01/2034	15,132,187	15,564,282	0.74%
5.500%, due 09/01/2034	14,901,293	15,317,482	0.72%
5.500%, due 11/01/2034	12,782,313	13,139,319	0.62%
5.500%, due 09/01/2038	30,838,711	31,671,116	1.50%
5.500%, due 10/01/2038	39,206,693	40,264,967	1.91%
5.500%, due 10/01/2038	16,920,464	17,377,184	0.82%
5.500%, due 10/01/2038	53,828,343	55,314,931	2.62%
5.500%, due 10/01/2038	58,171,164	59,786,775	2.83%
5.500%, due 10/01/2038	10,274,310	10,556,452	0.50%
5.500%, due 11/01/2038	40,866,095	42,007,473	1.99%
5.500%, due 11/01/2038	18,100,539	18,617,394	0.88%
5.500% TBA **	502,000,000	515,020,626	24.37%
6.000%, due 08/01/2036	22,345,019	23,047,665	1.09%
6.000%, due 09/01/2036	16,413,651	16,929,783	0.80%
6.000%, due 12/01/2037	14,178,992	14,624,855	0.69%
6.000% TBA **	400,200,000	412,299,807	19.51%
3.678% to 6.500%, due 7/1/2009 to 6/1/2043 (b)		231,202,924	10.91%
		1,795,731,147

The accompanying notes are an integral part of the financial statements.

Total Return Trust
	Shares or Principal Amount	Value	% of Net Assets
Government National Mortgage Association - 0.44%		$9,246,516	0.44%
Small Business Administration - 0.31%		6,508,485	0.31%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,055,665,080)		$2,095,297,312
FOREIGN GOVERNMENT OBLIGATIONS - 0.07%
Brazil - 0.05%		1,003,431	0.05%
South Africa - 0.02%		420,000	0.02%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,019,819)		$1,423,431
CORPORATE BONDS - 29.66%
Basic Materials - 0.41%		8,696,042	0.41%
Communications - 1.75%		36,961,345	1.75%
Consumer, Cyclical - 0.37%		7,796,789	0.37%
Consumer, Non-cyclical - 2.24%
President and Fellows of Harvard College
6.500%, due 01/15/2039 (d)	32,500,000	35,415,133	1.68%
President and Fellows of Harvard College
6.000%, due 01/15/2019 (d)	6,100,000	6,582,095	0.31%
OTHER SECURITIES		5,347,059	0.25%
		47,344,287
Energy - 1.01%		21,343,548	1.01%
Financial - 23.23%
ASIF I, EMTN
3.685%, due 07/26/2010 (b)	41,535,000	33,643,350	1.59%
Bank of Ireland, Series YCD
4.7925%, due 01/15/2010 (b)	10,500,000	10,428,411	0.49%
Barclays Bank PLC
5.450%, due 09/12/2012	32,500,000	32,913,108	1.56%
Bear Stearns
2.263%, due 08/21/2009 (b)	13,200,000	12,980,999	0.61%
Bear Stearns
1.558% to 6.950%, due 3/30/2009 to 8/10/2012 (b)		19,885,072	0.95%
Citigroup
5.500%, due 04/11/2013 (b)	10,900,000	10,613,156	0.50%
Citigroup
0.474% to 8.400%, due 1/30/2009 to 12/21/2057 (b)		33,137,372	1.57%
Countrywide
4.125% to 5.800%, due 9/15/2009 to 6/7/2012 (b)		19,497,301	0.92%
General Electric
2.116% to 5.875%, due 1/5/2009 to 9/15/2067 (b) (d)		26,025,712	1.23%
Goldman Sachs
1.588% to 6.250%, due 6/23/2009 to 4/1/2018 (b)		34,222,015	1.62%
Merrill Lynch
2.223% to 6.875%, due 5/8/2009 to 4/25/2018 (b)		24,431,992	1.15%
Morgan Stanley
2.498% to 4.843%, due 2/9/2009 to 5/14/2010 (b)		$19,732,140	0.93%
Wachovia Bank NA, BKNT
2.218%, due 05/25/2010 (b)	16,500,000	15,643,930	0.74%
Wachovia
2.253% to 5.750%, due 12/1/2009 to 2/1/2018 (b)		8,664,107	0.41%
OTHER SECURITIES		189,186,694	8.96%
		491,005,359
Industrial - 0.23%		4,904,356	0.23%
Technology - 0.26%		5,550,449	0.26%
Utilities - 0.16%		3,353,163	0.16%

TOTAL CORPORATE BONDS (Cost $692,697,979)		$626,955,338
CONVERTIBLE BONDS - 0.04%
Financial - 0.04%		817,391	0.04%

TOTAL CONVERTIBLE BONDS (Cost $1,958,259)		$817,391
MUNICIPAL BONDS - 1.91%
Alaska - 0.28%		5,968,320	0.28%
California - 0.78%		16,305,427	0.78%
Florida - 0.35%		7,365,990	0.35%
Illinois - 0.34%		7,200,890	0.34%
Iowa - 0.01%		327,351	0.01%
Rhode Island - 0.01%		312,665	0.01%
Wisconsin - 0.14%		2,970,028	0.14%

TOTAL MUNICIPAL BONDS (Cost $43,318,683)		$40,450,671
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.03%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1
4.125%, due 03/25/2035 (b)	23,984,201	20,300,669	0.96%
Bear Stearns
0.631% to 6.079%, due 1/25/2033 to 6/11/2050 (b)		12,501,512	0.56%
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
4.70% due 12/25/2035	866,287	628,339	0.03%
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
4.05% due 08/25/2035 (b)	20,062,782	15,098,391	0.71%
Countrywide
0.671% to 6.500%, due 11/25/2026 to 6/25/2037 (b) (d)		9,191,577	0.44%
Countrywide
4.730% to 5.250%, due 11/20/2025 to 2/20/2035 (b)		4,185,852	0.20%
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA
1.425%, due 02/15/2019 (b)	20,260,936	19,536,419	0.92%

The accompanying notes are an integral part of the financial statements.

Total Return Trust
	Shares or Principal Amount	Value	% of Net Assets
Federal Home Loan Mortgage Corp., Series 2007-3335, Class AF
1.345%, due 10/15/2020 (b)	29,320,285	$28,522,668	1.35%
Federal Home Loan Mortgage Corp., Series 3335, Class FT
1.345%, due 08/15/2019 (b)	21,618,072	21,062,299	1.00%
Federal Home Loan Mortgage
1.345% to 7.500%, due 7/15/2019 to 2/25/2045 (b)		13,094,737	0.63%
Federal Home Loan Mortgage
6.000% to 7.500%, due 8/15/2030 to 9/15/2032		2,625,899	0.13%
Federal National Mortgage Association
6.000%, due 08/31/2032	14,609,007	14,975,792	0.71%
Federal National Mortgage Association
0.591% to 6.000%, due 2/25/2017 to 2/25/2044 (b)		2,821,637	0.13%
Federal National Mortgage Association
6.500%, due 01/01/2033	513,860	522,471	0.03%
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4
5.736% due 12/10/2049	19,150,000	14,297,118	0.68%
Merrill Lynch
0.681% to 5.485%, due 10/25/2035 to 3/12/2051 (b)		2,778,075	0.12%
Morgan Stanley
1.255%, due 10/15/2020 (b) (d)	1,039,656	792,045	0.04%
Morgan Stanley
5.809%, due 12/12/2049	400,000	299,524	0.01%
Wachovia
1.275% to 5.509%, due 8/11/2018 to 4/15/2047 (b) (d)		11,789,193	0.56%
Wells Fargo
4.963%, due 01/25/2035 (b)	4,499,882	3,488,102	0.17%
Wells Fargo
4.950%, due 03/25/2036 (b)	3,796,595	2,482,635	0.12%
OTHER SECURITIES		53,288,380	2.53%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $307,909,423)		$254,283,334
ASSET BACKED SECURITIES - 3.92%
Bear Stearns
0.561%, due 06/25/2047 (b)	1,494,263	1,311,935	0.06%
Chase Issuance Trust, Series 2008-A7, Class A7
1.845%, due 11/15/2011 (b)	23,300,000	22,305,666	1.06%
Countrywide
0.521% to 0.581%, due 6/25/2037 to 3/25/2047 (b)		3,626,547	0.17%
Merrill Lynch
0.541%, due 08/25/2036 (b)	2,425,055	2,284,556	0.11%
Morgan Stanley
0.531%, due 05/25/2037 (b)	3,421,887	2,816,572	0.13%
SLM Student Loan Trust, Series 2008-9, Class A
5.035%, due 04/25/2023 (b)	21,200,000	19,869,060	0.94%
OTHER SECURITIES		30,577,979	1.45%

TOTAL ASSET BACKED SECURITIES (Cost $90,905,993)		$82,792,315
SUPRANATIONAL OBLIGATIONS - 0.25%
Government - 0.25%		$5,288,821	0.25%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $5,295,547)		$5,288,821
PREFERRED STOCKS - 4.74%
Financial - 4.74%
Bank of America Corp., 8.00%	22,700,000	16,327,838	0.77%
Wachovia Corp., 7.98%	83,400,000	71,090,160	3.36%
OTHER SECURITIES		12,789,726	0.61%
		100,207,724

TOTAL PREFERRED STOCKS (Cost $120,403,283)		$100,207,724
TERM LOANS - 0.38%
Consumer, Non-cyclical - 0.07%		1,412,129	0.07%
Financial - 0.26%		5,470,040	0.26%
Technology - 0.05%		1,121,217	0.05%

TOTAL TERM LOANS (Cost $14,237,829)		$8,003,386
OPTIONS - 1.39%
Other - 1.39%
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 07/02/2009 at $3.60 *	29,900,000	1,110,743	0.05%
Expiration 02/02/2009 at $3.50 *	192,300,000	7,561,909	0.36%
Expiration 02/02/2009 at $3.15 *	162,300,000	5,267,008	0.25%
Expiration 08/03/2009 at $3.45 *	305,600,000	10,254,744	0.48%
Expiration 08/03/2009 at $3.85 *	126,800,000	5,204,557	0.25%
		29,398,961

TOTAL OPTIONS (Cost $8,802,459)		$29,398,961
SHORT TERM INVESTMENTS - 3.69%
U.S. Treasury Bills
zero coupon, due 05/15/2009 ***	16,000,000	15,998,511	0.76%
zero coupon, due 1/2/2009 to 6/11/2009 ***		46,913,167	2.22%
OTHER SECURITIES		14,992,978	0.71%

TOTAL SHORT TERM INVESTMENTS (Cost $77,904,656)		$77,904,656
REPURCHASE AGREEMENTS - 0.72%

TOTAL REPURCHASE AGREEMENTS (Cost $15,249,000)		$15,249,000
Total Investments (Total Return Trust) (Cost $3,553,725,785) - 163.51%		$3,455,904,115	163.51%
Liabilities in Excess of Other Assets - (63.51%)		(1,342,350,977)	(63.51%)
TOTAL NET ASSETS - 100.00%		$2,113,553,138	100.00%

The accompanying notes are an integral part of the financial statements.

U.S. Government Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 8.03%
Treasury Inflation Protected Securities (d) - 5.44%
0.875%, due 04/15/2010	7,261,670	$6,824,837	2.10%
1.375%, due 07/15/2018	2,250,438	2,104,686	0.65%
2.000%, due 01/15/2026	4,497,104	4,236,060	1.31%
2.375%, due 01/15/2027 ***	3,104,669	3,118,979	0.96%
1.750% to 2.500%, due 7/15/2016 to 1/15/2028 ***		1,374,127	0.42%
		17,658,689
U.S. Treasury Bonds - 0.22%
5.375% to 8.875%, due 2/15/2019 to 2/15/2031		719,964	0.22%
U.S. Treasury Notes - 2.37%
4.500%, due 03/31/2009	6,000,000	6,063,750	1.87%
4.000% to 4.750%, due 5/31/2012 to 8/15/2018		1,608,555	0.50%
		7,672,305

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,776,063)		$26,050,958
U.S. GOVERNMENT AGENCY OBLIGATIONS - 91.20%
Federal Home Loan Bank - 8.63%
4.500%, due 10/09/2009	11,700,000	12,052,135	3.71%
5.000%, due 09/18/2009	15,500,000	15,974,192	4.92%
		28,026,327
Federal Home Loan Mortgage Corp. - 18.14%
3.250%, due 02/25/2011	3,300,000	3,431,571	1.06%
5.500%, due 11/01/2035	2,329,771	2,388,470	0.74%
5.500%, due 11/01/2037	15,408,683	15,789,688	4.86%
5.500%, due 01/01/2038	28,294,367	28,993,990	8.93%
5.852%, due 01/01/2037	4,910,204	5,017,899	1.55%
5.500% to 12.000%, due 10/1/2010 to 7/1/2037		3,273,627	1.00%
		58,895,245
Federal National Mortgage Association - 61.45%
4.750%, due 11/19/2012	3,000,000	3,301,275	1.02%
5.000%, due 04/01/2019	3,128,026	3,227,243	0.99%
5.000%, due 06/01/2035	2,336,986	2,393,128	0.74%
5.000%, due 04/01/2038	1,829,472	1,871,136	0.58%
5.000%, due 04/01/2038	1,679,234	1,717,475	0.53%
5.000%, due 04/01/2038	1,975,306	2,020,290	0.62%
5.000%, due 04/01/2038	1,754,831	1,794,794	0.55%
5.000%, due 04/01/2038	1,784,731	1,825,376	0.56%
5.000%, due 05/01/2038	1,838,799	1,880,675	0.58%
5.000% TBA **	96,525,000	98,636,484	30.38%
5.000% TBA **	2,900,000	2,978,844	0.92%
5.500%, due 03/15/2011 (a)	3,300,000	3,608,105	1.11%
5.500%, due 05/01/2018	3,177,923	3,288,281	1.01%
5.500%, due 03/01/2035	11,976,212	12,306,961	3.79%
5.500%, due 11/01/2036	4,146,790	4,258,721	1.31%
5.500%, due 08/01/2037	2,669,700	2,742,178	0.85%
5.500% TBA **	6,800,000	7,005,594	2.16%
5.500% TBA **	2,300,000	2,359,656	0.73%
5.555%, due 05/01/2036 (b)	2,370,224	2,428,165	0.75%
5.743%, due 08/01/2037 (b)	3,130,443	3,210,106	0.99%
6.000%, due 10/01/2036	4,277,291	4,411,792	1.36%
6.000%, due 03/01/2037	4,653,594	4,799,928	1.48%
6.000% TBA **	5,420,000	5,629,178	1.73%
6.077%, due 02/17/2009 (b)	4,456,000	4,450,430	1.37%
6.335%, due 07/01/2037 (b)	3,522,967	3,629,713	1.12%
5.000% to 13.500%, due 8/1/2009 to 5/1/2038		$13,703,782	4.22%
		199,479,310
Government National Mortgage Association - 2.98%
6.000% TBA **	6,100,000	6,297,774	1.94%
6.500% to 11.000%, due 9/15/2015 to 9/15/2034		3,381,734	1.04%
		9,679,508

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $289,281,121)		$296,080,390
CORPORATE BONDS - 1.78%
Financial - 1.78%
General Electric Capital Corp.
3.000%, due 12/09/2011	5,600,000	5,789,560	1.78%

TOTAL CORPORATE BONDS (Cost $5,636,288)		$5,789,560
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.57%
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A
1.071%, due 09/25/2037 (b) (d)	3,479,669	3,383,909	1.04%
Bear Stearns
4.660% to 5.410%, due 11/25/2034 to 12/11/2040 (b)		1,307,060	0.40%
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306%, due 12/10/2046	3,080,000	2,247,967	0.69%
Federal Home Loan Mortgage
4.500%, due 04/15/2032	692,679	689,658	0.21%
Federal National Mortgage Association
5.551%, due 01/25/2043 (b)	1,398,810	1,253,099	0.39%
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3
5.347%, due 11/15/2038	3,490,000	2,718,377	0.84%
LB-UBS
5.661%, due 03/15/2039	900,000	733,072	0.23%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2
0.576%, due 05/25/2046 (b)	2,703,396	2,456,209	0.76%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3
0.581%, due 06/25/2046 (b)	2,938,118	2,874,414	0.89%
Thornburg Mortgage Securities
6.201% to 6.208%, due 09/25/2037 (b)		1,646,025	0.51%
OTHER SECURITIES		24,727,285	7.61%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,721,989)		$44,037,075
ASSET BACKED SECURITIES - 6.26%
Countrywide Home Equity
1.335% to 1.745%, due 3/15/2030 to 8/15/2037 (b)		3,553,742	1.10%

The accompanying notes are an integral part of the financial statements.

U.S. Government Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 6.26%
Financial - 1.78%
GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1
1.221%, due 02/25/2031 (b) (d)	2,511,239	$1,990,127	0.61%
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429%, due 12/12/2043	4,530,000	3,438,337	1.06%
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.971%, due 10/25/2037 (b)	2,660,040	1,925,619	0.59%
OTHER SECURITIES		9,404,352	2.90%

TOTAL ASSET BACKED SECURITIES (Cost $39,805,971)		$20,312,177
PREFERRED STOCKS - 0.01%
Financial - 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	39,750	15,105	0.00%
Federal National Mortgage Association, Series S, 8.25% (i)	28,575	23,717	0.01%
		38,822

TOTAL PREFERRED STOCKS (Cost $1,708,125)		$38,822
SHORT TERM INVESTMENTS - 28.65%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon, due 05/05/2009 (a)	46,000,000	45,801,944	14.11%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	47,217,900	47,217,900	14.54%

TOTAL SHORT TERM INVESTMENTS (Cost $93,019,844)		$93,019,844
REPURCHASE AGREEMENTS - 2.23%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.010% to be repurchased at $6,900,004 on 01/02/2009, collateralized by $10,127,000 U.S. Treasury Strips, zero coupon due 08/15/2020 (valued at $7,038,000, including interest)	6,900,000	6,900,000	2.13%
OTHER SECURITIES		334,000	0.10%

TOTAL REPURCHASE AGREEMENTS (Cost $7,234,000)		$7,234,000
Total Investments (U.S. Government Securities Trust) (Cost $533,183,401) - 151.73%		$492,562,826	151.73%
Liabilities in Excess of Other Assets - (51.73%)		(167,926,339)	(51.73%)
TOTAL NET ASSETS - 100.00%		$324,636,487	100.00%

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 73.18%
Basic Materials - 3.67%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	10,025,000	$8,220,500	1.47%
Freeport-McMoRan
8.250%, due 04/01/2015	1,475,000	1,253,750	0.22%
Huntsman International LLC
7.875%, due 11/15/2014	5,950,000	3,183,250	0.57%
OTHER SECURITIES		7,915,190	1.41%
		20,572,690
Communications - 20.80%
Alltel Corp.
7.875%, due 07/01/2032	3,150,000	3,071,250	0.55%
American Tower Corp.
7.000%, due 10/15/2017 (d)	3,765,000	3,350,850	0.60%
Centennial Communications Corp.
10.000%, due 01/01/2013	5,075,000	5,252,625	0.94%
Charter Communications Operating LLC
8.000%, due 04/30/2012 (d)	9,151,000	7,503,820	1.34%
Charter Communications Operating LLC
8.375%, due 04/30/2014 (d)	7,740,000	5,921,100	1.06%
Charter Communications
10.250% to 11.000%, due 9/15/2010 to 10/1/2015 (d)		1,195,250	0.21%
Cricket Communications, Inc.
9.375%, due 11/01/2014	6,390,000	5,751,000	1.03%
CSC Holdings, Inc.
6.750%, due 04/15/2012	3,440,000	3,147,600	0.56%
CSC Holdings
7.625% to 8.125%, due 8/15/2009 to 4/1/2011		3,724,737	0.66%
DirecTV Holdings LLC
8.375%, due 03/15/2013	10,769,000	10,715,155	1.91%
DirecTV
6.375%, due 06/15/2015	320,000	295,200	0.05%
Fisher Communications, Inc.
8.625%, due 09/15/2014	4,050,000	3,118,500	0.56%
Intelsat
9.250%, due 8/15/2014 to 6/15/2016 (d)		3,232,250	0.57%
MetroPCS Wireless, Inc.
9.250%, due 11/01/2014	4,250,000	3,803,750	0.68%
Qwest
5.246% to 8.875%, due 3/15/2012 to 6/15/2023 (b)		8,459,550	1.50%
Sprint Capital Corp.
8.750%, due 03/15/2032	24,070,000	16,247,250	2.90%
OTHER SECURITIES		31,818,742	5.68%
		116,608,629
Consumer, Cyclical - 7.42%
AMC Entertainment, Inc., Series B
8.625%, due 08/15/2012	5,343,000	4,274,400	0.76%
Cinemark, Inc.
zero coupon, step up to 9.75% on 03/15/2009%, due 03/15/2014 (h)	5,415,000	4,379,381	0.78%
Ford Motor
7.400% to 9.500%, due 9/15/2011 to 11/1/2046		826,000	0.15%

The accompanying notes are an integral part of the financial statements.

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 73.18%
Consumer, Cyclical - 7.42%
General Motors
6.750% to 8.375%, due 1/15/2011 to 5/23/2048 (a)		$1,807,750	0.32%
MGM Mirage, Inc.
6.000%, due 10/01/2009	5,900,000	5,634,500	1.01%
MGM Mirage
8.500%, due 09/15/2010	1,250,000	1,050,000	0.19%
Penn National Gaming
6.875%, due 12/01/2011	2,150,000	1,988,750	0.35%
OTHER SECURITIES		21,619,595	3.86%
		41,580,376
Consumer, Non-cyclical - 14.14%
Biomet, Inc.
11.625%, due 10/15/2017	5,900,000	5,044,500	0.90%
Community Health Systems, Inc.
8.875%, due 07/15/2015	7,720,000	7,102,400	1.27%
The Cooper Companies, Inc.
7.125%, due 02/15/2015	5,050,000	4,242,000	0.76%
Cornell Companies, Inc.
10.750%, due 07/01/2012	3,915,000	3,543,075	0.63%
Del Monte Corp.
8.625%, due 12/15/2012	3,600,000	3,492,000	0.62%
Geo Group, Inc.
8.250%, due 07/15/2013	4,545,000	4,010,963	0.71%
HCA, Inc.
9.250%, due 11/15/2016	7,375,000	6,766,562	1.21%
HCA
7.875% to 9.625%, due 2/1/2011 to 11/15/2016		2,658,075	0.48%
Lender Processing Services, Inc.
8.125%, due 07/01/2016	3,900,000	3,475,875	0.62%
Mac-Gray Corp.
7.625%, due 08/15/2015	3,950,000	3,634,000	0.65%
Reynolds American, Inc.
7.625%, due 06/01/2016	4,407,000	3,670,207	0.65%
Service Corp. International
6.750% to 7.875%, due 2/1/2013 to 4/1/2027		6,320,012	1.12%
Tenet Healthcare Corp.
6.375%, due 12/01/2011	4,250,000	3,283,125	0.58%
OTHER SECURITIES		22,037,628	3.94%
		79,280,422
Energy - 7.68%
Chesapeake Energy
6.375% to 7.500%, due 9/15/2013 to 11/15/2020		5,601,150	1.00%
El Paso Corp.
7.750%, due 01/15/2032	4,990,000	3,239,114	0.58%
El Paso
7.000% to 7.250%, due 6/15/2017 to 6/1/2018		4,547,488	0.81%
Kinder Morgan Energy Partners LP
9.000%, due 02/01/2019	5,025,000	5,242,758	0.94%
Sabine Pass LNG LP
7.500%, due 11/30/2016	11,900,000	8,568,000	1.53%
Sabine Pass LNG
7.500%, due 11/30/2016 (d)	1,250,000	900,000	0.16%
OTHER SECURITIES		14,936,105	2.66%
		43,034,615
Financial - 8.31%
Ford Motor Credit Company
8.000%, due 12/15/2016	6,800,000	$4,429,296	0.79%
Ford Motor Credit Company LLC
5.800%, due 01/12/2009	3,700,000	3,689,518	0.66%
Ford Motor
7.000% to 9.203%, due 4/15/2009 to 10/1/2013 (b)		3,529,817	0.63%
General Motors Acceptance Corp.
5.850%, due 01/14/2009	3,875,000	3,849,747	0.69%
GMAC LLC
6.000%, due 12/15/2011	4,410,000	3,497,265	0.62%
General Motors
6.875%, due 09/15/2011	1,900,000	1,538,318	0.27%
Host Marriott LP, Series M
7.000%, due 08/15/2012	3,905,000	3,309,488	0.59%
Nuveen Investments, Inc.
10.500%, due 11/15/2015 (d)	15,245,000	3,372,956	0.60%
OTHER SECURITIES		19,398,494	3.46%
		46,614,899
Industrial - 4.67%
Crown Holdings, Inc.
8.000%, due 04/15/2023	5,165,000	4,054,525	0.72%
L-3 Communications Corp.
5.875%, due 01/15/2015	3,350,000	3,015,000	0.54%
OTHER SECURITIES		19,100,312	3.41%
		26,169,837
Technology - 3.83%
Affiliated Computer Services, Inc.
5.200%, due 06/01/2015	4,300,000	3,096,000	0.55%
First Data Corp.
9.875%, due 09/24/2015	9,150,000	5,535,750	0.99%
Seagate Technology HDD Holdings
6.800%, due 10/01/2016	6,225,000	3,237,000	0.58%
SunGard Data Systems, Inc.
10.250%, due 08/15/2015	11,756,000	7,758,960	1.38%
Sungard Data Systems
3.750% to 9.125%, due 1/15/2009 to 8/15/2013		785,950	0.14%
OTHER SECURITIES		1,081,500	0.19%
		21,495,160
Utilities - 2.66%
NRG Energy, Inc.
7.375%, due 01/15/2017	7,550,000	6,946,000	1.24%
NRG Energy, Inc.
7.375%, due 02/01/2016	7,259,000	6,750,870	1.20%
NRG Energy
7.250%, due 02/01/2014	450,000	420,750	0.08%
OTHER SECURITIES		779,000	0.14%
		14,896,620

TOTAL CORPORATE BONDS (Cost $526,092,844)		$410,253,248
ASSET BACKED SECURITIES - 0.14%

TOTAL ASSET BACKED SECURITIES (Cost $1,249,977)		$805,900

The accompanying notes are an integral part of the financial statements.

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS - 19.37%
Basic Materials - 1.26%		$7,090,315	1.26%
Communications - 3.52%
Alltel Communications, Inc., Tranche B
4.371%, due 05/15/2015 (b)	5,739,320	5,643,186	1.01%
Charter Communications
3.959% to 5.064%, due 3/1/2014 to 3/6/2014 (b)		932,025	0.17%
CSC Holdings, Inc.
2.945%, due 03/23/2013 (b)	3,862,637	3,281,631	0.58%
Intelsat
0.00%, due 7/3/2010 to 1/3/2014 (b) (k)		4,429,858	0.80%
OTHER SECURITIES		5,466,575	0.96%
		19,753,275
Consumer, Cyclical - 3.07%
Ford Motor
5.000%, due 11/29/2013 (b)	3,994,812	1,602,918	0.29%
Penn National Gaming, Inc.
3.563%, due 05/26/2012 (b)	5,017,020	4,030,338	0.72%
OTHER SECURITIES		11,594,830	2.06%
		17,228,086
Consumer, Non-cyclical - 3.24%
Community Health Systems, Inc., Tranche B
4.445%, due 06/30/2014 (b)	4,668,688	3,619,400	0.65%
Community Health
1.801%, due 06/30/2014 (b) (l)	238,772	185,108	0.03%
HCA
3.710%, due 11/16/2013 (b)	2,169,664	1,696,406	0.30%
OTHER SECURITIES		12,663,854	2.26%
		18,164,768
Energy - 4.09%
Calpine Corp., Tranche B
4.335%, due 03/29/2009 (b)	9,565,599	7,017,046	1.25%
Texas Competitive Electric Holdings Company LLC
5.360%, due 10/10/2014 (b)	9,231,792	6,381,476	1.14%
OTHER SECURITIES		9,546,424	1.70%
		22,944,946
Financial - 1.65%
General Motors
5.795%, due 11/17/2013 (b)	3,977,241	1,789,758	0.32%
OTHER SECURITIES		7,475,350	1.33%
		9,265,108
Industrial - 0.95%		5,297,439	0.95%
Technology - 1.22%
Sungard Data Systems
0.00%, due 02/27/2014 (b) (k)	1,000,000	660,000	0.12%
OTHER SECURITIES		6,160,373	1.10%
		6,820,373
Utilities - 0.37%
NRG Energy
2.959% to 7.500%, due 02/01/2013 (b)		1,917,038	0.34%
OTHER SECURITIES		$141,374	0.03%
		2,058,412

TOTAL TERM LOANS (Cost $145,758,316)		$108,622,722
SHORT TERM INVESTMENTS - 0.49%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	2,735,000	2,735,000	0.49%

TOTAL SHORT TERM INVESTMENTS (Cost $2,735,000)		$2,735,000
REPURCHASE AGREEMENTS - 9.56%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $53,601,000 on 01/02/2009, collateralized by $35,110,000 U.S. Treasury Bonds, 8.50% due 02/15/2020 (valued at $54,673,292, including interest)	53,601,000	53,601,000	9.56%

TOTAL REPURCHASE AGREEMENTS (Cost $53,601,000)		$53,601,000
Total Investments (U.S. High Yield Bond Trust) (Cost $729,407,137) - 102.74%		$576,017,870	102.74%
Liabilities in Excess of Other Assets - (2.74%)		(15,376,239)	(2.74%)
TOTAL NET ASSETS - 100.00%		$560,641,631	100.00%

The accompanying notes are an integral part of the financial statements.

Footnotes
Percentages are stated as a percent of net assets.
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PCL	- Public Company Limited
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

*	Non-Income Producing
ˆ	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments
**	Purchased on a forward commitment
***
All or a portion of this security has been segregated to meet the margin requirements on open financial futures contracts and/or collateral on open swap contracts or securities with forward commitments.

(a)	All or a portion of this security was out on loan
(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(c)	Principal Only
(d)
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Interest Only
(f)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(g)
John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(h)	Step Up
(i)	Variable Rate Preferred
(j)	Securities purchased on a when-issued or delayed delivery basis.
(k)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(l)	All or a portion of this position represents unfunded loan commitment.

{finblurbsoi}The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Active Bond Trust	Core Bond Trust	Floating Rate Income Trust	Global Bond Trust
Investments in unaffiliated issuers, at value	$2,201,421,925	$305,884,354	$607,548,059	$1,488,953,123
Investments in affiliated issuers, at value (Note 2)	72,348,325	—	46,748,850	—
Securities loaned, at value (Note 2)	70,468,456	—	45,822,594	—
Repurchase agreements, at value (Note 2)	18,966,000	6,023,000	10,625,000	47,000,000
Total investments, at value	2,363,204,706	311,907,354	710,744,503	1,535,953,123
Cash	—	362	1,173,146	—
Foreign currency, at value	4,410,510	—	—	5,537,815
Cash collateral at broker for futures contracts	412,500	—	—	3,875,700
Receivable for investments sold	8,568,865	7,596,116	469,098	305,310,065
Receivable for to be announced securities sold	26,810,315	179,109,123	—	328,959,266
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	36,232,418
Receivable for fund shares sold	1,376,982	68,508	—	—
Dividends and interest receivable	25,411,898	1,996,831	7,272,410	11,304,650
Receivable for security lending income	54,066	38	3,169	561
Swap contracts, at value (Note 3)	—	—	—	66,740,160
Unrealized appreciation on bond forward contracts (Note 3)	—	—	—	—
Receivable for futures variation margin	193,359	—	—	—
Other assets	94,796	265	924	560
Total assets	2,430,537,997	500,678,597	719,663,250	2,293,914,318
Liabilities
Due to custodian	12,386,438	—	—	4,134,038
Payable for investments purchased	8,829,424	15,637,000	55,065,701	655,316,957
Payable for to be announced securities purchased	224,758,846	216,576,391	—	606,012,336
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	10,215,156
Payable for fund shares repurchased	32,395,113	—	—	18,269,322
Payable upon return of securities loaned (Note 2)	72,348,325	—	46,748,850	—
Options written, at value (Note 3)	—	—	—	26,711,640
Investments sold short, at value (Note 2)	—	5,159,844	—	8,175,000
Payable for interest on securities sold short	—	14,778	—	—
Swap contracts, at value (Note 3)	—	—	—	89,425,057
Unrealized depreciation on bond forward contracts (Note 3)	—	—	—	—
Payable for futures variation margin	—	—	—	2,325,500
Distributions payable	—	—	—	—
Payable to affiliates
Fund administration expenses	74,376	8,621	22,182	30,422
Trustees’ fees	423	255	497	804
Other payables and accrued expenses	453,097	154,686	105,793	551,785
Total liabilities	351,246,042	237,551,575	101,943,023	1,421,168,017

Net assets
Capital paid-in	$2,494,228,630	$268,943,414	$781,628,875	$847,320,757
Undistributed net investment income (loss)	21,244,733	1,952,509	8,266,272	42,388,075
Accumulated undistributed net realized gain (loss) on investments	(25,737,125)	(3,672,108)	(1,034,905)	85,328,386
Net unrealized appreciation (depreciation) on investments	(410,444,283)	(4,096,793)	(171,140,015)	(102,290,917)
Net assets	$2,079,291,955	$263,127,022	$617,720,227	$872,746,301
Investments in unaffiliated issuers, including repurchase agreements, at cost	$2,701,130,483	$315,994,928	$835,135,668	$1,602,457,180
Investments in affiliated issuers, at cost	$72,348,325	—	$46,748,850	—
Foreign currency, at cost	$4,759,510	—	—	$5,661,393
Proceeds received on short sales	—	$5,150,625	—	$8,138,791
Premiums received on written options	—	—	—	$6,298,427
Net unamortized upfront payments on swaps	—	—	—	$1,472,087
Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the series.

Series I
Net assets	$79,353,257	$1,115,105	—	$98,815,472
Shares outstanding	10,033,294	90,427	—	6,843,325
Net asset value, offering price and redemption price per share	$7.91	$12.33	—	$14.44
Series II
Net assets	$314,741,819	$9,167,731	—	$171,550,305
Shares outstanding	39,767,736	743,764	—	11,939,822
Net asset value, offering price and redemption price per share	$7.91	$12.33	—	$14.37
Series NAV
Net assets	$1,685,196,879	$252,844,186	$617,720,227	$602,380,524
Shares outstanding	212,975,952	20,551,257	67,188,043	41,816,136
Net asset value, offering price and redemption price per share	$7.91	$12.30	$9.19	$14.41

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
$381,773,814	$1,366,718,927	$332,104,571	$336,421,319	$5,238,009,592
186	92,473,968	6,310,993	2,061,800	—
167	90,771,237	6,191,358	1,987,878	—
957,000	21,602,000	35,898,000	23,500,000	—
382,731,167	1,571,566,132	380,504,922	363,970,997	5,238,009,592
—	114	609	41,037	991
—	4,962,773	28	139	—
—	—	—	—	—
24,802	754,919	70,221	—	—
—	—	—	—	—
611,772	—	—	995,575	—
—	1,068,581	4,767	—	—
14,963,420	49,545,212	5,996,900	5,424,683	—
—	57,403	—	12,587	—
—	—	—	267,788	—
—	—	—	649,015	—
—	—	—	27,766	—
333	824	653	247	639,354
398,331,494	1,627,955,958	386,578,100	371,389,834	5,238,649,937

84,093	—	—	—	—
10,019,988	12,026,849	47,700	2,397,638	—
—	—	—	—	—
—	—	—	819,869	—
669	—	—	12,537,456	27,013,080
186	92,473,968	6,310,993	2,061,800	—
13,385,664	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	1,678,131	—
—	—	—	973,550	—
—	—	—	—	—
—	—	—	—	3,072

12,548	50,204	12,349	12,172	190,839
426	1,608	405	386	3,556
101,639	380,265	112,844	145,272	360,292
23,605,213	104,932,894	6,484,291	20,626,274	27,570,839

$686,508,965	$2,458,133,903	$560,105,846	$395,575,451	$5,210,822,666
6,129,877	28,513,231	5,465,326	4,884,072	256,432
(16,188,307)	(216,802,559)	(38,437,130)	(31,229,012)	—
(301,724,254)	(746,821,511)	(147,040,233)	(18,466,951)	—
$374,726,281	$1,523,023,064	$380,093,809	$350,763,560	$5,211,079,098
$675,400,466	$2,225,699,375	$521,235,453	$378,983,019	$5,238,009,592
$186	$92,473,968	$6,310,993	$2,061,800	—
—	$5,085,222	$30	$151	—
—	—	—	—	—
$3,666,900	—	—	—	—
—	—	—	—	—

—	$62,713,614	—	$138,566,372	$3,707,857,389
—	10,646,662	—	13,370,031	370,767,458
—	$5.89	—	$10.36	$10.00

$1,532,445	$56,629,005	—	$113,404,215	$1,503,221,709
261,660	9,542,377	—	10,940,560	150,314,813
$5.86	$5.93	—	$10.37	$10.00

$373,193,836	$1,403,680,445	$380,093,809	$98,792,973	—
64,246,057	239,557,264	47,141,902	9,555,291	—
$5.81	$5.86	$8.06	$10.34	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Money Market Trust B	Real Return Bond Trust	Short-Term Bond Trust	Spectrum Income Trust
Investments in unaffiliated issuers, at value	$961,558,849	$1,911,244,594	$90,411,082	$1,026,617,785
Investments in affiliated issuers, at value (Note 2)	—	—	—	14,038,374
Securities loaned, at value (Note 2)	—	—	—	13,770,798
Repurchase agreements, at value (Note 2)	1,057,000	142,490,085	902,000	104,000
Total investments, at value	962,615,849	2,053,734,679	91,313,082	1,054,530,957
Cash	45	—	802	1,138
Foreign currency, at value	—	8,239,629	—	961,506
Cash collateral at broker for futures contracts	—	2,686,000	—	—
Receivable for investments sold	—	146,480,371	—	2,317,725
Receivable for to be announced securities sold	—	45,905,719	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	834,588	—	3,139,101
Receivable for fund shares sold	788,855	1,286,773	—	1,205,811
Dividends and interest receivable	—	11,469,935	1,005,932	11,636,766
Receivable for security lending income	—	—	—	—
Swap contracts, at value (Note 3)	—	33,556,228	—	167,331
Receivable for futures variation margin	—	—	—	58,755
Receivable due from adviser	9,490	—	—	—
Other assets	99,749	852	102	965
Total assets	963,513,988	2,304,194,774	92,319,918	1,074,020,055
Liabilities
Due to custodian	—	17,377,231	—	—
Payable for investments purchased	—	897,637,500	—	5,023,217
Payable for to be announced securities purchased	—	240,333,813	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	5,211,842	—	1,190,412
Payable for fund shares repurchased	—	37,101	46,062	—
Payable upon return of securities loaned (Note 2)	—	—	—	14,038,374
Options written, at value (Note 3)	—	4,084,978	—	—
Investments sold short, at value (Note 2)	—	16,347,984	—	—
Payable for interest on securities sold short	—	250,775	—	—
Swap contracts, at value (Note 3)	—	58,783,272	—	195,227
Payable for futures variation margin	—	273,766	—	—
Payable to affiliates
Fund administration expenses	34,896	35,847	2,130	36,635
Trustees’ fees	469	909	494	1,405
Other payables and accrued expenses	88,999	362,116	66,423	571,582
Total liabilities	124,364	1,240,737,134	115,109	21,056,852
Net assets
Capital paid-in	$963,248,395	$1,168,317,323	$143,596,206	$1,195,523,289
Undistributed net investment income (loss)	—	32,729,586	1,546,039	(873,622)
Accumulated undistributed net realized gain (loss) on investments	141,229	(74,304,402)	(12,991,723)	(22,419,391)
Net unrealized appreciation (depreciation) on investments	—	(63,284,867)	(39,945,713)	(119,267,073)
Net assets	$963,389,624	$1,063,457,640	$92,204,809	$1,052,963,203
Investments in unaffiliated issuers, including repurchase agreements, at cost	$962,615,849	$2,105,750,825	$131,258,795	$1,161,156,466
Investments in affiliated issuers, at cost	—	—	—	$14,038,374
Foreign currency, at cost	—	$8,349,152	—	$984,499
Proceeds received on short sales	—	$16,501,140	—	—
Premiums received on written options	—	$1,474,393	—	—
Net unamortized upfront payments on swaps	—	($1,415,304)	—	—
Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the series.

Series I
Net assets	—	$8,823,052	—	—
Shares outstanding	—	756,946	—	—
Net asset value, offering price and redemption price per share	—	$11.66	—	—
Series II
Net assets	—	$87,276,362	—	—
Shares outstanding	—	7,554,835	—	—
Net asset value, offering price and redemption price per share	—	$11.55	—	—
Series NAV
Net assets	$963,389,624	$967,358,226	$92,204,809	$1,052,963,203
Shares outstanding	963,248,309	83,734,816	13,228,378	93,753,440
Net asset value, offering price and redemption price per share	$1.00	$11.55	$6.97	$11.23

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Strategic Bond Trust	Strategic Income Trust	Total Return Trust	U.S. Government Securities Trust	U.S. High Yield Bond Trust
$637,088,043	$521,990,314	$3,440,655,115	$391,820,271	$516,939,852
28,570,513	—	—	47,217,900	2,735,000
27,998,161	—	—	46,290,655	2,742,018
6,800,000	115,000	15,249,000	7,234,000	53,601,000
700,456,717	522,105,314	3,455,904,115	492,562,826	576,017,870
324,138	510	209	965	—
1,818,915	1,244,437	8,525,551	—	—
3,619,006	—	3,668,100	—	—
3,859,777	—	59,696,076	—	704,342
—	—	190,370,703	—	—
669,673	15,679,929	2,218,892	—	—
—	630,269	430,791	65,115	14,574
10,669,937	8,921,125	16,390,772	1,805,793	12,611,347
12,686	—	335	39,238	3,156
—	—	27,007,876	—	—
9,408,063	—	—	777,603	—
—	—	—	—	—
237	657	1,755	98	609
730,839,149	548,582,241	3,764,215,175	495,251,638	589,351,898

—	—	—	—	451,254
3,952,864	—	95,680,906	—	25,386,474
102,293,730	—	1,454,222,301	122,605,711	—
1,244,313	2,377,672	7,338,454	—	—
3,166,021	239,666	346,691	123,946	—
28,570,513	—	—	47,217,900	2,735,000
228,169	1,510,665	30,405,759	547,538	—
—	—	—	—	—
—	—	—	—	—
—	—	60,411,294	—	—
—	—	1,717,773	—	—

20,033	19,041	74,863	12,024	18,082
590	451	2,010	316	501
213,761	145,804	461,986	107,716	118,956
139,689,994	4,293,299	1,650,662,037	170,615,151	28,710,267

$786,462,117	$631,970,434	$2,117,461,463	$355,901,932	$724,802,383
11,205,664	357,321	41,466,182	1,954,597	8,164,625
(9,411,520)	(6,556,734)	59,643,464	8,467,588	(18,936,110
(197,107,106)	(81,482,079)	(105,017,971)	(41,687,630)	(153,389,267
$591,149,155	$544,288,942	$2,113,553,138	$324,636,487	$560,641,631
$869,648,211	$615,996,072	$3,553,725,785	$485,965,501	$726,672,137
$28,570,513	—	—	$47,217,900	$2,735,000
$2,024,790	$1,186,913	$8,901,785	—	—
—	—	—	—	—
$53,722	$604,158	$8,060,509	$144,320	—
—	—	($3,930,188)	—	—

$86,135,219	$15,924,284	$327,149,363	$140,368,494	$1,052,266
10,229,938	1,422,375	24,281,254	11,534,922	114,476
$8.42	$11.20	$13.47	$12.17	$9.19

$59,831,900	$10,255,257	$264,416,143	$92,832,217	$2,222,011
7,096,450	914,210	19,647,187	7,619,548	240,869
$8.43	$11.22	$13.46	$12.18	$9.22

$445,182,036	$518,109,401	$1,521,987,632	$91,435,776	$557,367,354
53,078,369	46,326,773	113,293,281	7,541,508	60,579,457
$8.39	$11.18	$13.43	$12.12	$9.20

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Active Bond Trust	Core Bond Trust	Floating Rate Income Trust[1]	Global Bond Trust
Interest	$143,521,257	$15,016,240	$33,681,182	$61,395,168
Dividends	491,096	—	—	163,967
Securities lending	303,421	519	5,401	955
Income from affiliated issuers	117,836	—	—	—
Less foreign taxes withheld	—	—	—	(19,770)
Total investment income	144,433,610	15,016,759	33,686,583	61,540,320

Expenses
Investment management fees (Note 6)	14,284,359	1,823,876	3,116,882	7,751,504
Series I distribution and service fees (Note 6)	50,420	171	—	62,167
Series II distribution and service fees (Note 6)	1,145,797	13,419	—	579,548
Fund administration fees (Note 6)	388,828	46,186	73,195	179,400
Audit and legal fees	100,722	44,885	64,396	96,246
Printing and postage fees (Note 6)	115,969	28,305	44,362	109,420
Custodian fees	233,043	228,475	33,607	1,055,690
Trustees’ fees (Note 7)	45,816	6,591	8,968	22,612
Registration and filing fees	20,651	5,402	9,549	17,401
Guarantee fees (Note 11)	—	—	—	—
Miscellaneous	50,884	3,632	4,434	25,592
Total expenses	16,436,489	2,200,942	3,355,393	9,899,580
Less: expense reductions (Note 6)	(42,258)	(5,008)	(5,999)	(20,667)
Net expenses	16,394,231	2,195,934	3,349,394	9,878,913
Net investment income (loss)	128,039,379	12,820,825	30,337,189	51,661,407

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(5,491,651)	2,549,365	(909,670)	50,399,373
Futures contracts	1,248,756	—	—	10,459,594
Bond forward contracts	—	—	—	—
Options written	—	—	—	(32,093,022)
Short sales	—	—	—	(8,184,715)
Swap contracts	(1,085,405)	—	—	(5,061,179)
Foreign currency transactions	156,750	—	—	98,233,641
	(5,171,550)	2,549,365	(909,670)	113,753,692
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(376,256,811)	(7,770,623)	(171,140,015)	(128,769,773)
Futures contracts	251,609	—	—	13,889,718
Bond forward contracts	—	—	—	—
Options written	—	—	—	(2,684,645)
Short sales	—	3,771	—	283,080
Swap contracts	1,005,302	—	—	(66,070,839)
Translation of assets and liabilities in foreign currencies	(724,055)	—	—	(8,721,910)
	(375,723,955)	(7,766,852)	(171,140,015)	(192,074,369)
Net realized and unrealized gain (loss)	(380,895,505)	(5,217,487)	(172,049,685)	(78,320,677)

Increase (decrease) in net assets from operations	($252,856,126)	$7,603,338	($141,712,496)	($26,659,270)

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
$48,652,424	$191,492,924	$21,523,284	$24,805,985	$86,774,717
2,248,881	1,088,468	9,443,151	—	—
30,058	1,107,956	24,377	28,794	—
5,807	659,681	—	—	—
—	(280,735)	(70,234)	—	—
50,937,170	194,068,294	30,920,578	24,834,779	86,774,717

2,841,617	11,739,575	3,350,816	2,524,883	18,592,095
—	43,250	—	74,573	1,499,302
2,794	154,082	—	369,586	2,313,115
74,034	290,511	67,510	69,065	666,799
54,509	84,380	40,394	58,606	148,754
44,070	197,095	43,757	52,353	388,994
65,124	484,358	74,663	168,715	329,271
9,587	35,412	10,256	9,331	79,165
9,490	29,766	8,571	7,852	59,892
—	—	—	—	461,586
3,954	10,842	10,660	4,382	15,679
3,105,179	13,069,271	3,606,627	3,339,346	24,554,652
(7,503)	(32,491)	(7,382)	(7,596)	(69,895)
3,097,676	13,036,780	3,599,245	3,331,750	24,484,757
47,839,494	181,031,514	27,321,333	21,503,029	62,289,960

(15,737,219)	(107,175,791)	(34,611,600)	(7,112,722)	1,319,950
—	(1,204,968)	—	1,120,405	—
—	—	—	(2,669,185)	—
475,221	—	—	—	—
—	—	—	—	—
—	—	—	(8,663)	—
763,757	(5,568,205)	17,503	1,577,045	—
(14,498,241)	(113,948,964)	(34,594,097)	(7,093,120)	1,319,950

(254,183,668)	(641,487,712)	(135,511,659)	(23,232,930)	—
—	—	—	142,825	—
—	—	—	(232,367)	—
(9,718,764)	—	—	—	—
—	—	—	—	—
—	—	—	(1,410,343)	—
737,321	(729,036)	1,001	39,454	—
(263,165,111)	(642,216,748)	(135,510,658)	(24,693,361)	—
(277,663,352)	(756,165,712)	(170,104,755)	(31,786,481)	1,319,950

($229,823,858)	($575,134,198)	($142,783,422)	($10,283,452)	$63,609,910

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Money Market Trust B	Real Return Bond Trust	Short-Term Bond Trust	Spectrum Income Trust
Interest	$15,831,465	$48,276,792	$11,156,488	$55,532,212
Dividends	—	102,451	—	6,004,421
Securities lending	—	23	—	148,853
Income from affiliated issuers	—	—	—	27,722
Less foreign taxes withheld	—	(7,711)	—	(140,674)
Total investment income	15,831,465	48,371,555	11,156,488	61,572,534

Expenses
Investment management fees (Note 6)	3,434,926	7,269,654	1,198,062	8,077,782
Series I distribution and service fees (Note 6)	—	5,543	—	—
Series II distribution and service fees (Note 6)	—	278,939	—	—
Fund administration fees (Note 6)	86,104	177,448	31,327	180,108
Audit and legal fees	27,658	92,104	56,886	74,500
Printing and postage fees (Note 6)	27,290	102,709	2,732	126,229
Custodian fees	40,187	594,448	38,660	974,368
Trustees’ fees (Note 7)	15,579	21,838	5,829	23,030
Registration and filing fees	11,651	17,951	4,102	16,746
Guarantee fees (Note 11)	78,501	—	—	—
Interest expense on securities sold short	—	130,649	—	1,304
Miscellaneous	1,785	30,181	11,549	10,572
Total expenses	3,723,681	8,721,464	1,349,147	9,484,639
Less: expense reductions (Note 6)	(1,687,039)	(18,903)	(3,921)	(291,468)
Net expenses	2,036,642	8,702,561	1,345,226	9,193,171
Net investment income (loss)	13,794,823	39,668,994	9,811,262	52,379,363

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	354,135	(42,846,560)	(3,996,001)	(21,729,042)
Futures contracts	—	12,528,677	—	1,005,845
Options written	—	3,857,882	—	25,066
Short sales	—	(9,027,299)	—	(31,373)
Swap contracts	—	(11,257,633)	(25,973)	299,050
Foreign currency transactions	—	2,217,467	—	7,087,681
	354,135	(44,527,466)	(4,021,974)	(13,342,773)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	(73,730,600)	(36,015,702)	(145,518,841)
Futures contracts	—	6,685,569	—	(447,275)
Options written	—	(258,802)	—	—
Short sales	—	398,459	—	—
Swap contracts	—	(24,888,471)	—	(5,908)
Translation of assets and liabilities in foreign currencies	—	(8,777,419)	—	2,439,589
	—	(100,571,264)	(36,015,702)	(143,532,435)
Net realized and unrealized gain (loss)	354,135	(145,098,730)	(40,037,676)	(156,875,208)

Increase (decrease) in net assets from operations	$14,148,958	($105,429,736)	($30,226,414)	($104,495,845)

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Strategic Bond Trust	Strategic Income Trust	Total Return Trust	U.S. Government Securities Trust	U.S. High Yield Bond Trust
$51,039,598	$35,287,753	$110,053,695	$12,817,910	$42,926,737
530,984	16,482	601,715	95,099	—
63,760	666	5,073	41,726	133,057
13,578	226	—	—	83,566
(27,956)	(14,595)	—	—	—
51,619,964	35,290,532	110,660,483	12,954,735	43,143,360

4,445,490	3,480,999	15,560,286	2,161,629	3,620,984
59,436	8,146	173,407	75,878	431
201,458	34,892	658,510	213,525	5,040
107,777	83,833	370,919	57,917	82,037
67,836	50,174	105,265	60,772	47,524
79,818	51,181	228,857	42,106	54,762
331,600	170,667	610,444	108,979	89,769
13,826	10,983	44,870	7,841	10,792
11,435	9,473	36,108	6,510	9,364
—	—	—	—	—
—	—	—	—	—
3,948	9,779	11,572	1,029	2,437
5,322,624	3,910,127	17,800,238	2,736,186	3,923,140
(11,850)	(8,660)	(146,048)	(6,036)	(8,382)
5,310,774	3,901,467	17,654,190	2,730,150	3,914,758
46,309,190	31,389,065	93,006,293	10,224,585	39,228,602

(1,697,730)	(3,066,969)	73,338,313	6,879,589	(16,260,295)
4,852,962	(54,471)	76,440,702	7,547,718	—
8,420,661	8,164,588	(36,366,786)	654,126	—
—	—	(2,414,633)	—	—
—	—	(6,677,158)	—	—
(1,623,023)	6,722,880	24,653,394	—	—
9,952,870	11,766,028	128,973,832	15,081,433	(16,260,295)

(173,372,158)	(103,167,078)	(122,380,245)	(29,861,552)	(140,347,705)
3,919,671	—	5,670,500	(1,005,573)	—
824,632	(906,507)	(6,713,884)	(523,390)	—
—	—	683,795	—	—
—	—	(27,518,251)	—	—
(755,820)	18,565,003	(16,348,882)	—	—
(169,383,675)	(85,508,582)	(166,606,967)	(31,390,515)	(140,347,705)
(159,430,805)	(73,742,554)	(37,633,135)	(16,309,082)	(156,608,000)

($113,121,615)	($42,353,489)	$55,373,158	($6,084,497)	($117,379,398)

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Active Bond Trust		Core Bond Trust		Floating Rate Income Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[1]
From operations
Net investment income (loss)	$128,039,379	$133,739,460	$12,820,825	$12,278,008	$30,337,189
Net realized gain (loss)	(5,171,550)	3,373,002	2,549,365	601,449	(909,670)
Change in net unrealized appreciation (depreciation)	(375,723,955)	(38,381,767)	(7,766,852)	3,430,753	(171,140,015)
Increase (decrease) in net assets resulting from operations	(252,856,126)	98,730,695	7,603,338	16,310,210	(141,712,496)
Distributions to shareholders
From net investment income
Series I	(5,125,318)	(10,887,346)	(46,193)	(9,595)	—
Series II	(21,569,328)	(47,063,261)	(408,387)	(204,218)	—
Series NAV	(103,299,322)	(163,200,339)	(13,067,224)	(18,515,340)	(22,196,152)
Total distributions	(129,993,968)	(221,150,946)	(13,521,804)	(18,729,153)	(22,196,152)
From Portfolio share transactions (Note 8)	(84,192,624)	202,584,273	(19,071,261)	66,687,105	781,628,875
Total increase (decrease)	(467,042,718)	80,164,022	(24,989,727)	64,268,162	617,720,227

Net assets
Beginning of year	2,546,334,673	2,466,170,651	288,116,749	223,848,587	—
End of year	$2,079,291,955	$2,546,334,673	$263,127,022	$288,116,749	$617,720,227

Undistributed net investment income (loss)	$21,244,733	$21,464,495	$1,952,509	$2,293,453	$8,266,272

	Global Bond Trust		High Income Trust		High Yield Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$51,661,407	$47,045,847	$47,839,494	$25,715,866	$181,031,514	$158,805,022
Net realized gain (loss)	113,753,692	(20,384,811)	(14,498,241)	22,391,507	(113,948,964)	6,287,287
Change in net unrealized appreciation (depreciation)	(192,074,369)	88,647,358	(263,165,111)	(65,480,702)	(642,216,748)	(138,727,958)
Increase (decrease) in net assets resulting from operations	(26,659,270)	115,308,394	(229,823,858)	(17,373,329)	(575,134,198)	26,364,351
Distributions to shareholders
From net investment income
Series I	(784,606)	(8,363,481)	—	—	(7,185,386)	(16,396,868)
Series II	(1,336,848)	(15,833,728)	(121,734)	(58,978)	(4,954,775)	(10,871,185)
Series NAV	(5,260,606)	(63,074,133)	(48,158,425)	(36,025,171)	(168,973,777)	(229,520,177)
From net realized gain
Series I	—	—	—	—	—	—
Series II	—	—	(7,930)	(51,330)	—	—
Series NAV	—	—	(3,951,112)	(18,824,949)	—	—
Total distributions	(7,382,060)	(87,271,342)	(52,239,201)	(54,960,428)	(181,113,938)	(256,788,230)
From Portfolio share transactions (Note 8)	(373,455,608)	203,781,794	219,879,551	161,884,048	193,373,080	535,653,676
Total increase (decrease)	(407,496,938)	231,818,846	(62,183,508)	89,550,291	(562,875,056)	305,229,797

Net assets
Beginning of year	1,280,243,239	1,048,424,393	436,909,789	347,359,498	2,085,898,120	1,780,668,323
End of year	$872,746,301	$1,280,243,239	$374,726,281	$436,909,789	$1,523,023,064	$2,085,898,120

Undistributed net investment income (loss)	$42,388,075	$1,856,267	$6,129,877	$5,787,538	$28,513,231	$29,510,589

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Income Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12/31/08	Period ended 12/31/07[1]	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$27,321,333	$7,577,576	$21,503,029	$21,994,993	$62,289,960	$127,539,725
Net realized gain (loss)	(34,594,097)	(3,839,692)	(7,093,120)	3,914,219	1,319,950	933,804
Change in net unrealized appreciation (depreciation)	(135,510,658)	(11,529,575)	(24,693,361)	48,671	—	—
Increase (decrease) in net assets resulting from operations	(142,783,422)	(7,791,691)	(10,283,452)	25,957,883	63,609,910	128,473,529
Distributions to shareholders
From net investment income
Series I	—	—	(9,729,684)	(15,249,605)	(50,762,752)	(109,218,475)
Series II	—	—	(8,650,108)	(13,750,221)	(12,895,006)	(18,950,774)
Series NAV	(25,290,703)	(4,146,221)	(7,248,010)	(10,100,192)	—	—
Total distributions	(25,290,703)	(4,146,221)	(25,627,802)	(39,100,018)	(63,657,758)	(128,169,249)
From Portfolio share transactions (Note 8)	168,604,326	391,501,520	(55,474,036)	32,650,645	2,220,302,653	335,037,282
Total increase (decrease)	530,201	379,563,608	(91,385,290)	19,508,510	2,220,254,805	335,341,562

Net assets
Beginning of year	379,563,608	—	442,148,850	422,640,340	2,990,824,293	2,655,482,731
End of year	$380,093,809	$379,563,608	$350,763,560	$442,148,850	$5,211,079,098	$2,990,824,293

Undistributed net investment income (loss)	$5,465,326	$3,384,743	$4,884,072	$4,109,900	$256,432	$304,280

	Money Market Trust B		Real Return Bond Trust		Short-Term Bond Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$13,794,823	$25,336,071	$39,668,994	$60,365,157	$9,811,262	$12,610,518
Net realized gain (loss)	354,135	355,037	(44,527,466)	4,974,552	(4,021,974)	(430,216)
Change in net unrealized appreciation (depreciation)	—	—	(100,571,264)	63,530,262	(36,015,702)	(3,065,510)
Increase (decrease) in net assets resulting from operations	14,148,958	25,691,108	(105,429,736)	128,869,971	(30,226,414)	9,114,792
Distributions to shareholders
From net investment income
Series I	—	—	(63,376)	(561,827)	—	—
Series II	—	—	(616,432)	(6,480,870)	—	—
Series NAV	(14,203,358)	(25,496,848)	(5,327,821)	(71,225,485)	(8,473,341)	(25,339,809)
From net realized gain
Series I	—	—	(268,240)	—	—	—
Series II	—	—	(2,768,803)	—	—	—
Series NAV	—	—	(22,228,886)	—	—	—
From tax return of capital
Series NAV	—	—	—	—	—	(941,806)
Total distributions	(14,203,358)	(25,496,848)	(31,273,558)	(78,268,182)	(8,473,341)	(26,281,615)
From Portfolio share transactions (Note 8)	351,300,144	132,222,869	(21,986,917)	185,887,840	(113,353,017)	(35,477,476)
Total increase (decrease)	351,245,744	132,417,129	(158,690,211)	236,489,629	(152,052,772)	(52,644,299)

Net assets
Beginning of year	612,143,880	479,726,751	1,222,147,851	985,658,222	244,257,581	296,901,880
End of year	$963,389,624	$612,143,880	$1,063,457,640	$1,222,147,851	$92,204,809	$244,257,581

Undistributed net investment income (loss)	—	$187,347	$32,729,586	$459,183	$1,546,039	($153,469)

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Spectrum Income Trust		Strategic Bond Trust		Strategic Income Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$52,379,363	$44,101,331	$46,309,190	$38,783,499	$31,389,065	$24,785,056
Net realized gain (loss)	(13,342,773)	15,484,625	9,952,870	(4,324,777)	11,766,028	(4,099,804)
Change in net unrealized appreciation (depreciation)	(143,532,435)	(3,390,856)	(169,383,675)	(36,104,865)	(85,508,582)	3,830,722
Increase (decrease) in net assets resulting from operations	(104,495,845)	56,195,100	(113,121,615)	(1,646,143)	(42,353,489)	24,515,974
Distributions to shareholders
From net investment income
Series I	—	—	(7,561,474)	(14,728,960)	(1,754,106)	(284,724)
Series II	—	—	(5,237,712)	(9,372,411)	(1,301,902)	(324,300)
Series NAV	(68,860,461)	(69,470,002)	(35,741,377)	(38,267,223)	(54,949,360)	(9,634,115)
From net realized gain
Series NAV	(5,555,900)	(10,989,250)	—	—	—	—
Total distributions	(74,416,361)	(80,459,252)	(48,540,563)	(62,368,594)	(58,005,368)	(10,243,139)
From Portfolio share transactions (Note 8)	148,908,349	240,374,243	41,251,172	159,400,342	151,104,589	114,177,109
Total increase (decrease)	(30,003,857)	216,110,091	(120,411,006)	95,385,605	50,745,732	128,449,944

Net assets
Beginning of year	1,082,967,060	866,856,969	711,560,161	616,174,556	493,543,210	365,093,266
End of year	$1,052,963,203	$1,082,967,060	$591,149,155	$711,560,161	$544,288,942	$493,543,210

Undistributed net investment income (loss)	($873,622)	$8,780,057	$11,205,664	$9,652,849	$357,321	$20,845,946

	Total Return Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$93,006,293	$99,163,452	$10,224,585	$16,056,870	$39,228,602	$29,658,778
Net realized gain (loss)	128,973,832	6,177,617	15,081,433	1,305,223	(16,260,295)	387,823
Change in net unrealized appreciation (depreciation)	(166,606,967)	75,034,944	(31,390,515)	(5,848,635)	(140,347,705)	(19,627,108)
Increase (decrease) in net assets resulting from operations	55,373,158	180,376,013	(6,084,497)	11,513,458	(117,379,398)	10,419,493
Distributions to shareholders
From net investment income
Series I	(16,264,551)	(25,949,771)	(5,556,637)	(14,219,224)	(48,167)	(76,765)
Series II	(12,467,721)	(16,916,322)	(3,341,494)	(6,554,907)	(129,333)	(256,950)
Series NAV	(75,990,224)	(118,464,427)	(3,692,217)	(9,606,369)	(36,608,019)	(43,204,594)
From net realized gain
Series I	(3,714,536)	—	—	—	—	—
Series II	(2,789,923)	—	—	—	—	—
Series NAV	(18,044,890)	—	—	—	—	—
Total distributions	(129,271,845)	(161,330,520)	(12,590,348)	(30,380,500)	(36,785,519)	(43,538,309)
From Portfolio share transactions (Note 8)	(91,220,839)	325,262,585	(2,839,736)	(17,452,194)	268,888,832	127,036,716
Total increase (decrease)	(165,119,526)	344,308,078	(21,514,581)	(36,319,236)	114,723,915	93,917,900

Net assets
Beginning of year	2,278,672,664	1,934,364,586	346,151,068	382,470,304	445,917,716	351,999,816
End of year	$2,113,553,138	$2,278,672,664	$324,636,487	$346,151,068	$560,641,631	$445,917,716

Undistributed net investment income (loss)	$41,466,182	$24,359,002	$1,954,597	$2,450,911	$8,164,625	$5,698,978

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)[2,3]		0.69	[4]	0.69		5.36		79	100	[5]
12-31-2007	9.88	0.51	[1]	(0.12)	0.39	(0.87)	—	—	(0.87)	9.40	4.05	[2,3]	0.68	[4]	0.68		5.26		117	140	[5]
12-31-2006	9.73	0.44	[1]	(0.02)	0.42	(0.27)	—	—	(0.27)	9.88	4.42	[2,3,6]	0.69	[4]	0.69		4.53		139	207
12-31-2005[7]	9.60	0.29	[1]	(0.14)	0.15	—	(0.02)	—	(0.02)	9.73	1.59	[2,8]	0.72	[9]	0.72	[9]	4.33	[9]	166	305	[10]
SERIES II
12-31-2008	9.40	0.47	[1]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)[2,3]		0.89	[4]	0.89		5.15		315	100	[5]
12-31-2007	9.87	0.49	[1]	(0.13)	0.36	(0.83)	—	—	(0.83)	9.40	3.78	[2,3]	0.88	[4]	0.88		5.06		559	140	[5]
12-31-2006	9.72	0.41	[1]	(0.01)	0.40	(0.25)	—	—	(0.25)	9.87	4.21	[2,3,6]	0.89	[4]	0.89		4.28		553	207
12-31-2005[7]	9.60	0.28	[1]	(0.14)	0.14	—	(0.02)	—	(0.02)	9.72	1.49	[2,8]	0.92	[9]	0.92	[9]	4.25	[9]	559	305	[10]
SERIES NAV
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)[2,3]		0.64	[4]	0.64		5.44		1,685	100	[5]
12-31-2007	9.89	0.52	[1]	(0.13)	0.39	(0.88)	—	—	(0.88)	9.40	4.03	[2,3]	0.63	[4]	0.63		5.31		1,871	140	[5]
12-31-2006	9.73	0.40	[1]	0.03	0.43	(0.27)	—	—	(0.27)	9.89	4.54	[2,3,6]	0.64	[4]	0.64		4.18		1,774	207
12-31-2005[12]	9.63	0.43	[1]	(0.19)	0.24	(0.12)	(0.02)	—	(0.14)	9.73	2.54	[2]	0.70		0.70		4.41		1,220	305	[10]
12-31-2004[11]	9.64	0.34		0.11	0.45	(0.34)	(0.12)	—	(0.46)	9.63	4.75	[2]	0.70		0.70		3.56		1,002	444
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 255% for 12-31-08 and 284% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Series I and Series II shares began operations on 4-29-05. 8. Not annualized. 9. Annualized. 10. Excludes merger activity. 11. Audited by previous Independent Registered Public Accounting Firm. 12. Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond Trust. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond Trust.

Core Bond Trust
SERIES I
12-31-2008	12.55	0.56	[1]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	[2,3]	0.85	[4]	0.85		4.52		1	467	[6]
12-31-2007	12.68	0.59	[1]	0.18	0.77	(0.90)	—	—	(0.90)	12.55	6.26	[2,3]	0.80	[4]	0.79		4.71		—[5]	336	[6]
12-31-2006	12.64	0.56	[1]	(0.11)	0.45	(0.41)	—	—	(0.41)	12.68	3.72	[2,3]	0.84	[4]	0.84		4.50		—[5]	359
12-31-2005[7]	12.50	0.34	[1]	(0.20)	0.14	—	—	—	—	12.64	1.12	[8]	0.93	[9]	0.93	[9]	4.01	[9]	—[5]	619	[8]
SERIES II
12-31-2008	12.54	0.53	[1]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	[2,3]	1.03	[4]	1.03		4.28		9	467	[6]
12-31-2007	12.66	0.57	[1]	0.17	0.74	(0.86)	—	—	(0.86)	12.54	5.98	[2,3]	1.00	[4]	1.00		4.50		4	336	[6]
12-31-2006	12.61	0.53	[1]	(0.09)	0.44	(0.39)	—	—	(0.39)	12.66	3.61	[2,3]	1.04	[4]	1.04		4.28		2	359
12-31-2005[7]	12.50	0.31	[1]	(0.20)	0.11	—	—	—	—	12.61	0.88	[8]	1.11	[9]	1.11	[9]	3.49	[9]	1	619	[8]
SERIES NAV
12-31-2008	12.52	0.57	[1]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	[2,3]	0.77	[4]	0.77		4.50		253	467	[6]
12-31-2007	12.66	0.60	[1]	0.17	0.77	(0.91)	—	—	(0.91)	12.52	6.28	[2,3]	0.75	[4]	0.74		4.75		284	336	[6]
12-31-2006	12.62	0.56	[1]	(0.10)	0.46	(0.42)	—	—	(0.42)	12.66	3.84	[2,3]	0.79	[4]	0.79		4.48		222	359
12-31-2005[7]	12.50	0.30	[1]	(0.18)	0.12	—	—	—	—	12.62	0.96	[8]	0.82	[9]	0.82	[9]	3.55	[9]	153	619	[8]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $500,000. 6. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 1,049% for 12-31-08 and 621% for 12-31-07. Prior years exclude the effect of TBA transactions. 7. Series I, Series II and Series NAV shares began operations on 4-29-05. 8. Not annualized. 9. Annualized.

Floating Rate Income Trust
SERIES NAV
12-31-2008[1]	12.50	0.79	[2]	(3.75)	(2.96)	(0.35)	—	—	(0.35)	9.19	(23.61)[3,4]		0.76	[5]	0.76		6.79		618	18
1. Series NAV shares began operations on 1-2-08. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during the period shown. 5. Does not take into consideration expense reductions during the periods shown.

Global Bond Trust
SERIES I
12-31-2008	15.20	0.72	[1]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)[2,3]		0.89	[4]	0.89		4.69		99	487	[5]
12-31-2007	14.93	0.59	[1]	0.79	1.38	(1.11)	—	—	(1.11)	15.20	9.63	[2,3]	0.86	[4,6]	0.86	[6]	3.96		117	325	[5]
12-31-2006	14.37	0.53	[1]	0.22	0.75	—	(0.19)	—	(0.19)	14.93	5.27	[2,3,7]	0.85	[4,8]	0.85	[8]	3.61		115	204
12-31-2005	16.28	0.44	[1]	(1.49)	(1.05)	(0.73)	(0.13)	—	(0.86)	14.37	(6.66)[2]		0.86		0.86		2.89		132	327	[9]
12-31-2004[10]	15.34	0.32	[1]	1.21	1.53	(0.59)	—	—	(0.59)	16.28	10.38	[2]	0.85		0.85		2.13		438	174

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust (continued)
SERIES II
12-31-2008	15.15	0.68	[1]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)[2,3]		1.09	[4]	1.09		4.48		172	487	[5]
12-31-2007	14.87	0.56	[1]	0.78	1.34	(1.06)	—	—	(1.06)	15.15	9.35	[2,3]	1.06	[4,6]	1.06	[6]	3.78		234	325	[5]
12-31-2006	14.34	0.50	[1]	0.22	0.72	—	(0.19)	—	(0.19)	14.87	5.07	[2,3,7]	1.05	[4,8]	1.05	[8]	3.44		200	204
12-31-2005	16.20	0.41	[1]	(1.47)	(1.06)	(0.67)	(0.13)	—	(0.80)	14.34	(6.77)[2]		1.06		1.06		2.67		143	327	[9]
12-31-2004[10]	15.29	0.29	[1]	1.21	1.50	(0.59)	—	—	(0.59)	16.20	10.21	[2]	1.05		1.05		1.93		368	174
SERIES NAV
12-31-2008	15.16	0.72	[1]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)[2,3]		0.84	[4]	0.84		4.72		602	487	[5]
12-31-2007	14.91	0.60	[1]	0.78	1.38	(1.13)	—	—	(1.13)	15.16	9.60	[2,3]	0.81	[4,6]	0.81	[6]	4.04		929	325	[5]
12-31-2006	14.34	0.54	[1]	0.22	0.76	—	(0.19)	—	(0.19)	14.91	5.35	[2,3,7]	0.80	[4,8]	0.80	[8]	3.69		733	204
12-31-2005[11]	16.11	0.40	[1]	(1.26)	(0.86)	(0.78)	(0.13)	—	(0.91)	14.34	(5.58)[2,12]		0.80	[13]	0.80	[13]	3.16	[13]	520	327	[9]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 800% for 12-31-08 and 877% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the period ended would have been as follows:

	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Series I	0.85%	0.85%
Series II	1.05%	1.05%
Series NAV	0.80%	0.80%

9. Excludes merger activity. 10. As a result of changes in generally accepted accounting principles, periodic payments made under interest-rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I and $0.05 for Series II, and the net investment income ratio by 0.51% for Series I and 0.68% for Series II for the year ended 12-31-04. 11. Series NAV shares began operations on 2-28-05. 12. Not annualized. 13. Annualized.

High Income Trust
SERIES II
12-31-2008	11.99	1.09	[1]	(6.23)	(5.14)	(0.88)	(0.11)	—	(0.99)	5.86	(43.53)[2,5]		0.99	[3]	0.98		11.49		2	47
12-31-2007[4]	14.13	0.61	[1]	(1.61)	(1.00)	(0.61)	(0.53)	—	(1.14)	11.99	(7.03)[2,5,6]		0.97	[3,7]	0.97	[7]	6.58	[7]	1	73
SERIES NAV
12-31-2008	11.98	1.09	[1]	(6.25)	(5.16)	(0.90)	(0.11)	—	(1.01)	5.81	(43.65)[2,5]		0.74	[3]	0.73		11.35		373	47
12-31-2007	14.24	0.90	[1]	(1.34)	(0.44)	(1.23)	(0.59)	—	(1.82)	11.98	(3.40)[2,5]		0.72	[3]	0.72		6.41		436	73
12-31-2006[4]	12.50	0.60	[1]	1.14	1.74	—	—	—	—	14.24	13.92	[5,6]	0.74	[3,7]	0.74	[7]	6.87	[7]	347	81	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Does not take into consideration expense reductions during the periods shown. 4. Series II and Series NAV shares began operations on 5-1-07 and 4-28-06, respectively. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Not annualized. 7. Annualized.

High Yield Trust
SERIES I
12-31-2008	9.50	0.86	[1]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)[2,3]		0.77	[4]	0.77		9.96		63	61
12-31-2007	10.66	0.82	[1]	(0.64)	0.18	(1.34)	—	—	(1.34)	9.50	1.64	[2,3]	0.75	[4]	0.75		7.86		110	75	[5]
12-31-2006	10.32	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.66	10.37	[2,3,6]	0.76	[4]	0.76		7.53		154	90
12-31-2005	10.51	0.76	[1]	(0.40)	0.36	(0.55)	—	—	(0.55)	10.32	3.70	[2]	0.78		0.78		7.41		179	92	[7]
12-31-2004	9.95	0.72	[1]	0.33	1.05	(0.49)	—	—	(0.49)	10.51	11.06	[2]	0.80		0.80		7.28		755	69
SERIES II
12-31-2008	9.55	0.85	[1]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)[2,3]		0.97	[4]	0.97		9.78		57	61
12-31-2007	10.70	0.80	[1]	(0.65)	0.15	(1.30)	—	—	(1.30)	9.55	1.36	[2,3]	0.95	[4]	0.95		7.69		76	75	[5]
12-31-2006	10.35	0.75	[1]	0.26	1.01	(0.66)	—	—	(0.66)	10.70	10.24	[2,3,6]	0.96	[4]	0.96		7.33		101	90
12-31-2005	10.45	0.74	[1]	(0.39)	0.35	(0.45)	—	—	(0.45)	10.35	3.56	[2]	0.98		0.98		7.13		109	92	[7]
12-31-2004	9.91	0.69	[1]	0.34	1.03	(0.49)	—	—	(0.49)	10.45	10.85	[2]	1.00		1.00		6.99		691	69
SERIES NAV
12-31-2008	9.46	0.86	[1]	(3.65)	(2.79)	(0.81)	—	—	(0.81)	5.86	(29.48)[2,3]		0.72	[4]	0.72		10.17		1,404	61
12-31-2007	10.63	0.83	[1]	(0.65)	0.18	(1.35)	—	—	(1.35)	9.46	1.64	[2,3]	0.70	[4]	0.70		8.07		1,900	75	[5]
12-31-2006	10.29	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.63	10.46	[2,3,6]	0.71	[4]	0.71		7.57		1,526	90
12-31-2005[8]	10.63	0.64	[1]	(0.38)	0.26	(0.60)	—	—	(0.60)	10.29	2.70	[2,9]	0.72	[10]	0.72	[10]	7.58	[10]	1,349	92	[7]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 75% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Series NAV shares began operations on 2-28-05. 9. Not annualized. 10. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Income Trust
SERIES NAV
12-31-2008	12.13	0.70	[1]	(4.18)	(3.48)	(0.59)	—	—	(0.59)	8.06	(28.64)[2,3]		0.87	[4]	0.87		6.59		380	42
12-31-2007[5]	12.50	0.45	[1]	(0.68)	(0.23)	(0.14)	—	—	(0.14)	12.13	(1.85)[2,3,6]		0.86	[4,7]	0.86	[7]	5.38	[7]	380	129	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 5-1-07. 6. Not annualized. 7. Annualized.

Investment Quality Bond Trust
SERIES I
12-31-2008	11.30	0.56	[1]	(0.75)	(0.19)	(0.75)	—	—	(0.75)	10.36	(1.67)[2,3]		0.73	[4]	0.73		5.08		139	105
12-31-2007	11.66	0.59	[1]	0.11	0.70	(1.06)	—	—	(1.06)	11.30	6.21	[2,3]	0.71	[4]	0.71		5.08		164	70
12-31-2006	11.98	0.55	[1]	(0.16)	0.39	(0.71)	—	—	(0.71)	11.66	3.57	[2,3]	0.72	[4]	0.72		4.79		183	28
12-31-2005	12.41	0.61	[1]	(0.34)	0.27	(0.70)	—	—	(0.70)	11.98	2.26	[2]	0.74		0.74		5.08		227	30
12-31-2004	12.58	0.61	[1]	(0.03)	0.58	(0.75)	—	—	(0.75)	12.41	4.81	[2]	0.74		0.74		4.94		362	23
SERIES II
12-31-2008	11.29	0.54	[1]	(0.73)	(0.19)	(0.73)	—	—	(0.73)	10.37	(1.72)[2,3]		0.93	[4]	0.93		4.88		113	105
12-31-2007	11.64	0.56	[1]	0.10	0.66	(1.01)	—	—	(1.01)	11.29	5.92	[2,3]	0.91	[4]	0.91		4.89		161	70
12-31-2006	11.96	0.53	[1]	(0.16)	0.37	(0.69)	—	—	(0.69)	11.64	3.36	[2,3]	0.92	[4]	0.92		4.60		143	28
12-31-2005	12.37	0.59	[1]	(0.35)	0.24	(0.65)	—	—	(0.65)	11.96	2.03	[2]	0.94		0.94		4.90		90	30
12-31-2004	12.55	0.57	[1]	(0.01)	0.56	(0.74)	—	—	(0.74)	12.37	4.65	[2]	0.94		0.94		4.67		110	23
SERIES NAV
12-31-2008	11.27	0.57	[1]	(0.74)	(0.17)	(0.76)	—	—	(0.76)	10.34	(1.52)[2,3]		0.68	[4]	0.68		5.14		99	105
12-31-2007	11.65	0.59	[1]	0.10	0.69	(1.07)	—	—	(1.07)	11.27	6.13	[2,3]	0.66	[4]	0.66		5.13		117	70
12-31-2006	11.97	0.55	[1]	(0.15)	0.40	(0.72)	—	—	(0.72)	11.65	3.65	[2,3]	0.67	[4]	0.67		4.82		96	28
12-31-2005[5]	12.45	0.52	[1]	(0.28)	0.24	(0.72)	—	—	(0.72)	11.97	2.06	[2,6]	0.67	[7]	0.67	[7]	5.14	[7]	59	30
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 2-28-05. 6. Not annualized. 7. Annualized.

Money Market Trust
SERIES I
12-31-2008	10.00	0.18		—	0.18	(0.18)	—	—	(0.18)	10.00	1.76	[2,3]	0.58	[4]	0.58		1.66		3,708	—
12-31-2007	10.00	0.45	[1]	—	0.45	(0.45)	—	—	(0.45)	10.00	4.56	[2,3]	0.56	[4]	0.55		4.43		2,504	—
12-31-2006	10.00	0.44	[1]	—	0.44	(0.44)	—	—	(0.44)	10.00	4.43	[2,3]	0.56	[4]	0.56		4.36		2,316	—
12-31-2005	10.00	0.26	[1]	—	0.26	(0.26)	—	—	(0.26)	10.00	2.60	[2]	0.56		0.56		2.63		2,113	—
12-31-2004	10.00	0.09	[1]	—	0.09	(0.09)	—	—	(0.09)	10.00	0.90	[2]	0.53		0.53		0.89		2,186	—
SERIES II
12-31-2008	10.00	0.16		—	0.16	(0.16)	—	—	(0.16)	10.00	1.56	[2,3]	0.78	[4]	0.78		1.36		1,503	—
12-31-2007	10.00	0.43	[1]	—	0.43	(0.43)	—	—	(0.43)	10.00	4.35	[2,3]	0.76	[4]	0.75		4.22		487	—
12-31-2006	10.00	0.42	[1]	—	0.42	(0.42)	—	—	(0.42)	10.00	4.23	[2,3]	0.76	[4]	0.76		4.22		339	—
12-31-2005	10.00	0.25	[1]	—	0.25	(0.25)	—	—	(0.25)	10.00	2.50	[2]	0.76		0.76		2.47		231	—
12-31-2004	10.00	0.06	[1]	—	0.06	(0.06)	—	—	(0.06)	10.00	0.60	[2]	0.73		0.73		0.62		186	—
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown.

Money Market Trust B
SERIES NAV
12-31-2008	1.00	0.02		—	0.02	(0.02)	—	—	(0.02)	1.00	2.11	[4,5]	0.53	[6]	0.29		1.97		963	—
12-31-2007	1.00	0.05	[3]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.82	[4,5]	0.51	[6]	0.28		4.67		612	—
12-31-2006	1.00	0.05	[3]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.70	[4,5]	0.51	[6]	0.28		4.61		480	—
12-31-2005[1]	1.00	0.03	[3]	—	0.03	(0.03)	—	—	(0.03)	1.00	2.97	[4,5]	0.50	[6]	0.28		2.91		442	—
12-31-2004[2]	1.00	0.01		—	0.01	(0.01)	—	—	(0.01)	1.00	1.09	[4]	0.33		0.33		1.05		472	—
1. Effective 4-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the former VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B. 2. Audited by previous Independent Registered Public Accounting Firm. 3. Based on the average of the shares outstanding. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Does not take into consideration expense reductions during the periods shown.

Real Return Bond Trust
SERIES I
12-31-2008	13.54	0.49	[1]	(1.96)	(1.47)	(0.08)	(0.33)	—	(0.41)	11.66	(11.28)[2,3]		0.83	[4,5]	0.83	[5]	3.69		9	1,032	[6]
12-31-2007	12.99	0.70	[1]	0.76	1.46	(0.91)	—	—	(0.91)	13.54	11.49	[2,3]	0.80	[4,5]	0.79	[5]	5.31		10	911	[6]
12-31-2006	13.55	0.54	[1]	(0.52)	0.02	(0.33)	(0.25)	—	(0.58)	12.99	0.23	[2,3]	0.82	[4,5]	0.82	[5]	4.09		5	989
12-31-2005	14.00	0.27	[1]	(0.08)	0.19	—	(0.64)	—	(0.64)	13.55	1.44	[2]	0.81		0.81		1.93		4	1,239
12-31-2004	13.11	0.09	[1]	1.08	1.17	(0.06)	(0.22)	—	(0.28)	14.00	9.06	[2]	0.82		0.82		0.68		196	1,151

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Real Return Bond Trust (continued)
SERIES II
12-31-2008	13.45	0.46	[1]	(1.96)	(1.50)	(0.07)	(0.33)	—	(0.40)	11.55	(11.54)[2,3]		1.03	[4,5]	1.03	[5]	3.50		87	1,032	[6]
12-31-2007	12.88	0.67	[1]	0.76	1.43	(0.86)	—	—	(0.86)	13.45	11.35	[2,3]	1.00	[4,5]	0.99	[5]	5.13		100	911	[6]
12-31-2006	13.45	0.50	[1]	(0.51)	(0.01)	(0.31)	(0.25)	—	(0.56)	12.88	(0.04)[2,3]		1.02	[4,5]	1.02	[5]	3.84		108	989
12-31-2005	13.95	0.29	[1]	(0.13)	0.16	(0.02)	(0.64)	—	(0.66)	13.45	1.21	[2]	1.02		1.02		2.14		145	1,239
12-31-2004	13.10	0.06	[1]	1.07	1.13	(0.06)	(0.22)	—	(0.28)	13.95	8.73	[2]	1.02		1.02		0.50		343	1,151
SERIES NAV
12-31-2008	13.42	0.48	[1]	(1.94)	(1.46)	(0.08)	(0.33)	—	(0.41)	11.55	(11.30)[2,3]		0.78	[4,5]	0.78	[5]	3.71		967	1,032	[6]
12-31-2007	12.88	0.70	[1]	0.76	1.46	(0.92)	—	—	(0.92)	13.42	11.61	[2,3]	0.75	[4,5]	0.74	[5]	5.38		1,112	911	[6]
12-31-2006	13.45	0.54	[1]	(0.52)	0.02	(0.34)	(0.25)	—	(0.59)	12.88	0.20	[2,3]	0.77	[4,5]	0.77	[5]	4.15		872	989
12-31-2005[7]	13.93	0.31	[1]	(0.05)	0.26	(0.10)	(0.64)	—	(0.74)	13.45	1.95	[2,8]	0.76	[9]	0.76	[9]	2.70	[9]	542	1,239
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the period ended would have been as follows:

	12/31/2008		12/31/2007		12/31/2006
	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Series I	0.82%	0.82%	0.80%	0.79%	0.82%	0.82%
Series II	1.02%	1.02%	0.99%	0.99%	1.02%	1.02%
Series NAV	0.77%	0.77%	0.75%	0.74%	0.77%	0.77%

6. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 1,169% for 12-31-08 and 1,037% for 12-31-07. Prior years exclude the effect of TBA transactions. 7. Series NAV shares began operation on 2-28-05. 8. Not annualized. 9. Annualized.

Short-Term Bond Trust
SERIES NAV
12-31-2008	9.44	0.44	[3]	(2.23)	(1.79)	(0.68)	—	—	(0.68)	6.97	(18.92)[4,5]		0.66	[6]	0.66		4.81		92	47
12-31-2007	10.08	0.45	[3]	(0.12)	0.33	(0.93)	—	(0.04)	(0.97)	9.44	3.35	[4,5]	0.60	[6]	0.60		4.55		244	60
12-31-2006	9.98	0.41	[3]	0.03	0.44	(0.34)	—	—	(0.34)	10.08	4.55	[4,5,7]	0.62	[6]	0.62		4.15		297	99
12-31-2005[1]	9.93	0.31	[3]	(0.11)	0.20	(0.15)	—	—	(0.15)	9.98	2.07	[4]	0.72		0.72		3.08		207	36
12-31-2004[2]	10.13	0.30		(0.15)	0.15	(0.30)	—	(0.05)	(0.35)	9.93	1.42	[4]	0.69		0.69		2.96		253	39
1. Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond Trust. Additionally, the accounting and performance history of the former VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond Trust. 2. Audited by previous Independent Registered Public Accounting Firm. 3. Based on the average of the shares outstanding. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Does not take into consideration expense reductions during the periods shown. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Spectrum Income Trust
SERIES NAV
12-31-2008	13.31	0.61	[1]	(1.84)	(1.23)	(0.79)	(0.06)	—	(0.85)	11.23	(9.30)[2,3]		0.86	[4,10]	0.84	[10]	4.76		1,053	69	[5]
12-31-2007	13.63	0.61	[1]	0.17	0.78	(0.95)	(0.15)	—	(1.10)	13.31	5.88	[2,3]	0.88	[4]	0.86		4.48		1,083	83	[5]
12-31-2006	12.71	0.55	[1]	0.45	1.00	(0.08)	— [6]	—	(0.08)	13.63	7.90	[2,3]	0.93	[4]	0.92		4.19		867	75
12-31-2005[7]	12.50	0.09	[1]	0.12	0.21	—	—	—	—	12.71	1.68	[2,8]	0.77	[4,9]	0.75	[9]	3.84	[9]	551	21	[8]
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 121% for 12-31-08 and 117% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. Series NAV shares began operations on 10-24-05. 8. Not annualized. 9. Annualized. 10. Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84% for the year ended 12-31-08.

Strategic Bond Trust
SERIES I
12-31-2008	10.91	0.71	[1]	(2.47)	(1.76)	(0.73)	—	—	(0.73)	8.42	(16.08)[2,3]		0.81	[4]	0.81		6.96		86	65	[5]
12-31-2007	12.01	0.66	[1]	(0.66)	— [6]	(1.10)	—	—	(1.10)	10.91	(0.07)[2,3]		0.79	[4]	0.79		5.71		147	83	[5]
12-31-2006	12.03	0.61	[1]	0.17	0.78	(0.80)	—	—	(0.80)	12.01	6.97	[2,3]	0.80	[4]	0.80		5.26		170	141
12-31-2005	12.05	0.52	[1]	(0.21)	0.31	(0.33)	—	—	(0.33)	12.03	2.70	[2]	0.81		0.81		4.35		188	59
12-31-2004	11.73	0.45	[1]	0.31	0.76	(0.44)	—	—	(0.44)	12.05	6.66	[2]	0.83		0.83		3.88		539	52
SERIES II
12-31-2008	10.91	0.69	[1]	(2.46)	(1.77)	(0.71)	—	—	(0.71)	8.43	(16.22)[2,3]		1.01	[4]	1.01		6.77		60	65	[5]
12-31-2007	12.00	0.64	[1]	(0.67)	(0.03)	(1.06)	—	—	(1.06)	10.91	(0.35)[2,3]		0.99	[4]	0.99		5.51		99	83	[5]
12-31-2006	12.01	0.59	[1]	0.18	0.77	(0.78)	—	—	(0.78)	12.00	6.86	[2,3]	1.00	[4]	1.00		5.07		111	141
12-31-2005	11.98	0.49	[1]	(0.20)	0.29	(0.26)	—	—	(0.26)	12.01	2.44	[2]	1.01		1.01		4.09		114	59
12-31-2004	11.69	0.42	[1]	0.30	0.72	(0.43)	—	—	(0.43)	11.98	6.39	[2]	1.03		1.03		3.63		407	52

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Strategic Bond Trust (continued)
SERIES NAV
12-31-2008	10.88	0.71	[1]	(2.46)	(1.75)	(0.74)	—	—	(0.74)	8.39	(16.06)[2,3]		0.76	[4]	0.76		7.05		445		65	[5]
12-31-2007	11.98	0.67	[1]	(0.66)	0.01	(1.11)	—	—	(1.11)	10.88	0.03	[2,3]	0.74	[4]	0.74		5.79		466		83	[5]
12-31-2006	12.00	0.61	[1]	0.18	0.79	(0.81)	—	—	(0.81)	11.98	7.05	[2,3]	0.75	[4]	0.75		5.24		335		141
12-31-2005[7]	12.11	0.46	[1]	(0.20)	0.26	(0.37)	—	—	(0.37)	12.00	2.25	[2,8]	0.74	[9]	0.74	[9]	4.55	[9]	401		59
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 300% for 12-31-08 and 463% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. Series NAV shares began operations on 2-28-05. 8. Not annualized. 9. Annualized.

Strategic Income Trust
SERIES I
12-31-2008	13.73	0.81	[1]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)[2,3]		0.82	[4]	0.81		6.17		16		40	[5]
12-31-2007	13.24	0.77	[1]	0.01	0.78	(0.29)	—	—	(0.29)	13.73	5.87	[2,3]	0.83	[4]	0.83		5.62		14		80	[5]
12-31-2006	13.15	0.59	[1]	(0.05)	0.54	(0.45)	— [6]	—	(0.45)	13.24	4.13	[2,3]	0.90	[4]	0.90		4.42		10		125
12-31-2005	13.41	0.45	[1]	(0.17)	0.28	(0.51)	(0.03)	—	(0.54)	13.15	2.13	[2]	1.07		1.07		3.30		11		33
12-31-2004[7]	12.50	0.25	[1]	0.87	1.12	(0.21)	—	—	(0.21)	13.41	8.93	[2,8]	1.24	[9]	1.24	[9]	2.95	[9]	6		24	[8]
SERIES II
12-31-2008	13.74	0.78	[1]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)[2,3]		1.02	[4]	1.01		5.89		10		40	[5]
12-31-2007	13.27	0.73	[1]	— [6]	0.73	(0.26)	—	—	(0.26)	13.74	5.54	[2,3]	1.03	[4]	1.03		5.37		17		80	[5]
12-31-2006	13.15	0.56	[1]	(0.05)	0.51	(0.39)	— [6]	—	(0.39)	13.27	3.95	[2,3]	1.10	[4]	1.10		4.22		20		125
12-31-2005	13.41	0.42	[1]	(0.16)	0.26	(0.49)	(0.03)	—	(0.52)	13.15	1.92	[2]	1.27		1.27		3.09		22		33
12-31-2004[7]	12.50	0.23	[1]	0.88	1.11	(0.20)	—	—	(0.20)	13.41	8.87	[2,8]	1.44	[9]	1.44	[9]	2.67	[9]	13		24	[8]
SERIES NAV
12-31-2008	13.71	0.82	[1]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)[2,3]		0.77	[4]	0.76		6.23		518		40	[6]
12-31-2007	13.23	0.77	[1]	— [6]	0.77	(0.29)	—	—	(0.29)	13.71	5.84	[2,3]	0.78	[4]	0.78		5.65		463		80	[5]
12-31-2006	13.15	0.60	[1]	(0.06)	0.54	(0.46)	— [6]	—	(0.46)	13.23	4.15	[2,3]	0.80	[4]	0.80		4.56		335		125
12-31-2005[7]	13.33	0.29	[1]	0.07	0.36	(0.51)	(0.03)	—	(0.54)	13.15	2.75	[2,8]	1.03	[9]	1.03	[9]	2.96	[9]	—	[10]	33
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 46% for 12-31-08 and 86% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively. 8. Not annualized. 9. Annualized. 10. Less than $500,000.

Total Return Trust
SERIES I
12-31-2008	13.92	0.57	[1]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	[2,3]	0.80	[4]	0.79		4.10		327		145	[5]
12-31-2007	13.83	0.64	[1]	0.51	1.15	(1.06)	—	—	(1.06)	13.92	8.57	[2,3]	0.81	[4,6,7]	0.81	[6,7]	4.67		339		196	[5]
12-31-2006	13.81	0.57	[1]	(0.08)	0.49	(0.47)	—	—	(0.47)	13.83	3.67	[2,3]	0.81	[4]	0.81		4.21		368		254
12-31-2005	14.17	0.44	[1]	(0.11)	0.33	(0.34)	(0.35)	—	(0.69)	13.81	2.40	[2]	0.82		0.82		3.18		438		409	[8]
12-31-2004[9]	14.21	0.27	[1]	0.40	0.67	(0.54)	(0.17)	—	(0.71)	14.17	4.96	[2]	0.80		0.80		1.93		903		251
SERIES II
12-31-2008	13.90	0.54	[1]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	[2,3]	1.00	[4]	0.99		3.90		264		145	[5]
12-31-2007	13.79	0.61	[1]	0.51	1.12	(1.01)	—	—	(1.01)	13.90	8.36	[2,3]	1.01	[4,6,7]	1.01	[6,7]	4.47		236		196	[5]
12-31-2006	13.78	0.54	[1]	(0.09)	0.45	(0.44)	—	—	(0.44)	13.79	3.42	[2,3]	1.01	[4]	1.01		4.01		248		254
12-31-2005	14.11	0.41	[1]	(0.10)	0.31	(0.29)	(0.35)	—	(0.64)	13.78	2.25	[2]	1.01		1.01		2.92		286		409	[8]
12-31-2004[9]	14.17	0.23	[1]	0.41	0.64	(0.53)	(0.17)	—	(0.70)	14.11	4.71	[2]	1.00		1.00		1.69		620		251
SERIES NAV
12-31-2008	13.88	0.57	[1]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	[2,3]	0.75	[4]	0.74		4.15		1,522		145	[5]
12-31-2007	13.80	0.64	[1]	0.51	1.15	(1.07)	—	—	(1.07)	13.88	8.61	[2,3]	0.76	[4,6,7]	0.76	[6,7]	4.73		1,704		196	[5]
12-31-2006	13.79	0.58	[1]	(0.09)	0.49	(0.48)	—	—	(0.48)	13.80	3.66	[2,3]	0.76	[4]	0.76		4.27		1,319		254
12-31-2005[10]	14.16	0.43	[1]	(0.08)	0.35	(0.37)	(0.35)	—	(0.72)	13.79	2.56	[2,11]	0.76	[12]	0.76	[12]	3.71	[12]	834		409	[8]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 476% for 12-31-08 and 286% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the period ended would have been as follows:

	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Series I	0.80%	0.80%
Series II	1.00%	1.00%
Series NAV	0.75%	0.75%

7. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 8. Excludes merger activity. 9. As a result of changes in generally accepted accounting principles, periodic payments made under interest-rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than ($0.01) for Series I and Series II, and the net investment income ratio by less than (0.01%) for Series I and Series II for the year ended 12-31-04. 10. Series NAV shares began operations on 2-28-05. 11. Not annualized. 12. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
U.S. Government Securities Trust
SERIES I
12-31-2008	12.83	0.37	[1]	(0.55)	(0.18)	(0.48)	—	—	(0.48)	12.17	(1.41)[2,3]		0.75	[4]	0.74		2.95		140		44	[5]
12-31-2007	13.53	0.59	[1]	(0.17)	0.42	(1.12)	—	—	(1.12)	12.83	3.15	[2,3]	0.73	[4]	0.73		4.47		163		108	[5]
12-31-2006	13.64	0.56	[1]	0.01	0.57	(0.68)	—	—	(0.68)	13.53	4.39	[2,3]	0.75	[4]	0.75		4.20		181		57
12-31-2005	13.93	0.37	[1]	(0.16)	0.21	(0.24)	(0.26)	—	(0.50)	13.64	1.58	[2]	0.74		0.74		2.74		218		26
12-31-2004	14.01	0.24	[1]	0.15	0.39	(0.28)	(0.19)	—	(0.47)	13.93	2.89	[2]	0.74		0.74		1.76		471		77
SERIES II
12-31-2008	12.84	0.34	[1]	(0.55)	(0.21)	(0.45)	—	—	(0.45)	12.18	(1.64)[2,3]		0.95	[4]	0.94		2.69		93		44	[5]
12-31-2007	13.52	0.57	[1]	(0.18)	0.39	(1.07)	—	—	(1.07)	12.84	2.93	[2,3]	0.93	[4]	0.93		4.26		81		108	[5]
12-31-2006	13.63	0.53	[1]	0.01	0.54	(0.65)	—	—	(0.65)	13.52	4.19	[2,3]	0.95	[4]	0.95		4.00		85		57
12-31-2005	13.88	0.35	[1]	(0.15)	0.20	(0.19)	(0.26)	—	(0.45)	13.63	1.45	[2]	0.94		0.94		2.53		103		26
12-31-2004	13.97	0.21	[1]	0.15	0.36	(0.26)	(0.19)	—	(0.45)	13.88	2.70	[2]	0.94		0.94		1.56		264		77
SERIES NAV
12-31-2008	12.79	0.38	[1]	(0.56)	(0.18)	(0.49)	—	—	(0.49)	12.12	(1.44)[2,3]		0.70	[4]	0.69		3.00		91		44	[5]
12-31-2007	13.49	0.60	[1]	(0.17)	0.43	(1.13)	—	—	(1.13)	12.79	3.25	[2,3]	0.68	[4]	0.68		4.50		102		108	[5]
12-31-2006	13.61	0.57	[1]	— [6,7]	0.57	(0.69)	—	—	(0.69)	13.49	4.39	[2,3]	0.70	[4]	0.70		4.29		116		57
12-31-2005[8]	13.90	0.33	[1]	(0.08)	0.25	(0.28)	(0.26)	—	(0.54)	13.61	1.82	[2,9]	0.67	[10]	0.67	[10]	2.90	[10]	96		26
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 520% for 12-31-08 and 775% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. Series NAV shares began operations on 2-28-05. 9. Not annualized. 10. Annualized.

U.S. High Yield Bond Trust
SERIES I
12-31-2008	12.49	0.65	[1]	(3.25)	(2.60)	(0.70)	—	—	(0.70)	9.19	(20.86)[2,3]		0.84	[4]	0.83		5.64		1		46
12-31-2007	13.52	0.96	[1]	(0.58)	0.38	(1.41)	—	—	(1.41)	12.49	2.87	[2,3]	0.83	[4]	0.82		7.27		1		84
12-31-2006	13.01	0.92	[1]	0.28	1.20	(0.69)	—	—	(0.69)	13.52	9.58	[2,3]	0.80	[4]	0.80		7.11		1		118
12-31-2005[5]	12.50	0.61	[1]	(0.10)	0.51	—	—	—	—	13.01	4.08	[6]	0.87	[7]	0.87	[7]	7.35	[7]	—	[8]	134	[6]
SERIES II
12-31-2008	12.52	0.88	[1]	(3.51)	(2.63)	(0.67)	—	—	(0.67)	9.22	(21.05)[2,3]		1.04	[4]	1.03		7.57		2		46
12-31-2007	13.52	0.94	[1]	(0.58)	0.36	(1.36)	—	—	(1.36)	12.52	2.69	[2,3]	1.03	[4]	1.02		7.07		2		84
12-31-2006	13.00	0.90	[1]	0.29	1.19	(0.67)	—	—	(0.67)	13.52	9.46	[2,3]	1.04	[4]	1.04		6.94		3		118
12-31-2005[5]	12.50	0.57	[1]	(0.07)	0.50	—	—	—	—	13.00	4.00	[6]	1.06	[7]	1.06	[7]	6.48	[7]	1		134	[6]
SERIES NAV
12-31-2008	12.50	0.90	[1]	(3.50)	(2.60)	(0.70)	—	—	(0.70)	9.20	(20.79)[2,3]		0.79	[4]	0.78		7.87		557		46
12-31-2007	13.53	0.97	[1]	(0.58)	0.39	(1.42)	—	—	(1.42)	12.50	2.92	[2,3]	0.78	[4]	0.77		7.33		443		84
12-31-2006	13.02	0.93	[1]	0.27	1.20	(0.69)	—	—	(0.69)	13.53	9.62	[2,3]	0.79	[4]	0.79		7.17		348		118
12-31-2005[5]	12.50	0.51	[1]	0.01	0.52	—	—	—	—	13.02	4.16	[6]	0.83	[7]	0.83	[7]	5.83	[7]	147		134	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I, Series II and Series NAV shares began operations on 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the Trust or JHT) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means it has multiple Portfolios (the Portfolios), each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, eighteen of which are presented in this report. Each of the Portfolios, with the exception of Global Bond and Real Return Bond, are diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M and N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (John Hancock New York). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I, issued by John Hancock Variable Life Insurance Company (JHVLICO), and to separate accounts U, V, UV and H, issued by John Hancock Life Insurance Company (JHLICO). Series NAV shares are also offered to the Lifestyle Trust. The Lifestyle Portfolios are offered by the John Hancock Trust and operate as a “fund of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS or the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust, and John Hancock Distributors, LLC (JHD or the Distributor), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA, John Hancock New York, JHLICO and JHVLICO.

The Portfolios described in this report may offer three classes of shares. All Portfolios, except Floating Rate Income, High Income, Income, Money Market B, Short-Term Bond and Spectrum Income, offer Series I. All Portfolios, except Floating Rate Income, Income, Money Market B, Short-Term Bond and Spectrum Income, offer Series II. All Portfolios, except Money Market, offer Series NAV.

Each series of shares represents an interest in the same portfolio of investments of each respective Portfolio, and has equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each series of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a series that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Effective January 2, 2008, Floating Rate Income Trust commenced operations.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Portfolios have adopted the provisions of Financial Accounting Standards Board (FASB) Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the Position). The Position amends FASB Statement No. 133 (FAS 133), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (FIN 45), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” The amendments to FAS 133 include required disclosure for the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, the fair value of the credit derivative, and the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position, and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Note 3, Credit Default Swap Agreements.

The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are value-based on broker quotes or fair valued, as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), is valued at its net asset value each business day.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Short-Term Bond Trust held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single-sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the Portfolios. The percentage of these securities at December 31, 2008, was 9.40%.

The Portfolios adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Portfolios’ fiscal year. FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of hierarchy are described below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Prices determined using other significant observable inputs. Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly through corroboration with observable market data. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Portfolios’ own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ net assets as of December 31, 2008. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Active Bond Trust			Core Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$75,421,383	$196,608	Level 1 — Quoted Prices	—	—
Level 2 — Other Significant Observable Inputs	2,219,489,403	—	Level 2 — Other Significant Observable Inputs	$306,747,510	—
Level 3 — Significant Unobservable Inputs	68,293,920	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$2,363,204,706	$196,608	Total	$306,747,510	—
Floating Rate Income Trust			Global Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$46,748,850	—	Level 1—Quoted Prices	$33,829	$14,339,623
Level 2 — Other Significant Observable Inputs	663,995,653	—	Level 2 — Other Significant Observable Inputs	1,512,658,604	(23,379,275)
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	15,085,690	—
Total	$710,744,503	—	Total	$1,527,778,123	($9,039,652)
High Income Trust			High Yield Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$43,545,743	—	Level 1 — Quoted Prices	$102,420,665	—
Level 2 — Other Significant Observable Inputs	306,265,510	$611,772	Level 2 — Other Significant Observable Inputs	1,457,933,257	—
Level 3 — Significant Unobservable Inputs	32,919,914	(13,385,664)	Level 3 — Significant Unobservable Inputs	11,212,210	—
Total	$382,731,167	($12,773,892)	Total	$1,571,566,132	—
Income Trust			Investment Quality Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$120,403,120	—	Level 1 — Quoted Prices	$2,061,800	$165,189
Level 2 — Other Significant Observable Inputs	260,101,802	—	Level 2 — Other Significant Observable Inputs	361,909,197	(1,559,172)
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$380,504,922	—	Total	$363,970,997	($1,393,983)
Money Market Trust			Money Market Trust B
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	—	—	Level 1 — Quoted Prices	—	—
Level 2 — Other Significant Observable Inputs	$5,238,009,592	—	Level 2 — Other Significant Observable Inputs	$962,615,849	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$5,238,009,592	—	Total	$962,615,849	—
Real Return Bond Trust			Short-Term Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,109,701	$19,743,270	Level 1 — Quoted Prices	—	—
Level 2 — Other Significant Observable Inputs	2,035,495,774	(33,680,026)	Level 2 — Other Significant Observable Inputs	$82,748,218	—
Level 3 — Significant Unobservable Inputs	781,220	—	Level 3 — Significant Unobservable Inputs	8,564,864	—
Total	$2,037,386,695	($13,936,756)	Total	$91,313,082	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Spectrum Income Trust			Strategic Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$177,778,090	($462,092)	Level 1 — Quoted Prices	$29,136,155	$1,356,525
Level 2 — Other Significant Observable Inputs	875,763,832	1,920,793	Level 2 — Other Significant Observable Inputs	661,840,996	(574,640)
Level 3 — Significant Unobservable Inputs	989,035	—	Level 3 — Significant Unobservable Inputs	9,479,566	—
Total	$1,054,530,957	$1,458,701	Total	$700,456,717	$781,885
Strategic Income Trust			Total Return Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$948,828	—	Level 1 — Quoted Prices	—	$49,143,313
Level 2 — Other Significant Observable Inputs	511,393,995	$13,302,257	Level 2 — Other Significant Observable Inputs	$3,455,904,115	(68,474,375)
Level 3 — Significant Unobservable Inputs	9,762,491	(1,510,665)	Level 3 — Significant Unobservable Inputs	—	—
Total	$522,105,314	$11,791,592	Total	$3,455,904,115	($19,331,062)
U.S. Government Securities Trust			U.S. High Yield Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$47,256,723	($663,837)	Level 1 — Quoted Prices	$2,735,000	—
Level 2 — Other Significant Observable Inputs	440,427,609	(547,538)	Level 2 — Other Significant Observable Inputs	571,981,941	—
Level 3 — Significant Unobservable Inputs	4,878,494	—	Level 3 — Significant Unobservable Inputs	1,300,929	—
Total	$492,562,826	($1,211,375)	Total	$576,017,870	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Active Bond Trust			Global Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$115,272,023	—	Balance as of 12/31/07	$23,310,562	—
Accrued discounts/premiums	283,625	—	Accrued discounts/premiums	20,431	—
Realized gain (loss)	(821,965)	—	Realized gain (loss)	267,716	—
Change in unrealized appreciation (depreciation)	(58,121,301)	—	Change in unrealized appreciation (depreciation)	(4,929,569)	—
Net purchases (sales)	3,963,430	—	Net purchases (sales)	(2,038,386)	—
Transfers in and/or out of Level 3	7,718,108	—	Transfers in and/or out of Level 3	(1,545,064)	—
Balance as of 12/31/08	$68,293,920	—	Balance as of 12/31/08	$15,085,690	—
High Income Trust			High Yield Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$30,656,750	—	Balance as of 12/31/07	$1,531,721	—
Accrued discounts/premiums	588,194	—	Accrued discounts/premiums	934	—
Realized gain (loss)	(276,909)	—	Realized gain (loss)	(317,964)	—
Change in unrealized appreciation (depreciation)	(22,332,708)	($9,718,764)	Change in unrealized appreciation (depreciation)	(11,028,292)	—
Net purchases (sales)	16,835,804	(3,666,900)	Net purchases (sales)	11,957,446	—
Transfers in and/or out of Level 3	7,448,783	—	Transfers in and/or out of Level 3	9,068,365	—
Balance as of 12/31/08	$32,919,914	($13,385,664)	Balance as of 12/31/08	$11,212,210	—
Real Return Bond Trust			Short-Term Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$31,534,062	—	Balance as of 12/31/07	$20,993,294	—
Accrued discounts/premiums	893	—	Accrued discounts/premiums	9,010	—
Realized gain (loss)	3,064,085	—	Realized gain (loss)	(359,836)	—
Change in unrealized appreciation (depreciation)	(1,977,159)	—	Change in unrealized appreciation (depreciation)	(12,376,751)	—
Net purchases (sales)	(22,401,590)	—	Net purchases (sales)	(71,830)	—
Transfers in and/or out of Level 3	(9,439,071)	—	Transfers in and/or out of Level 3	370,977	—
Balance as of 12/31/08	$781,220	—	Balance as of 12/31/08	$8,564,864	—
Spectrum Income Trust			Strategic Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$503,732	—	Balance as of 12/31/07	$19,186,503	—
Accrued discounts/premiums	5,164	—	Accrued discounts/premiums	5,209	—
Realized gain (loss)	4,586	—	Realized gain (loss)	(701,047)	—
Change in unrealized appreciation (depreciation)	(1,077,201)	—	Change in unrealized appreciation (depreciation)	(332,493)	—
Net purchases (sales)	1,428,554	—	Net purchases (sales)	(8,507,832)	—
Transfers in and/or out of Level 3	124,200	—	Transfers in and/or out of Level 3	(170,774)	—
Balance as of 12/31/08	$989,035	—	Balance as of 12/31/08	$9,479,566	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Strategic Income Trust			Total Return Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$14,252,563	—	Balance as of 12/31/07	$8,005,137	—
Accrued discounts/premiums	48,372	—	Accrued discounts/premiums	735	—
Realized gain (loss)	2,355,850	—	Realized gain (loss)	31,143	—
Change in unrealized appreciation (depreciation)	(2,375,274)	($906,507)	Change in unrealized appreciation (depreciation)	16,952	—
Net purchases (sales)	(4,977,958)	(604,158)	Net purchases (sales)	(4,744,509)	—
Transfers in and/or out of Level 3	458,938	—	Transfers in and/or out of Level 3	(3,309,458)	—
Balance as of 12/31/08	$9,762,491	($1,510,665)	Balance as of 12/31/08	—	—
U.S. Government Securities Trust			U.S. High Yield Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$12,245,746	—	Balance as of 12/31/07	—	—
Accrued discounts/premiums	2,351	—	Accrued discounts/premiums	$39,751	—
Realized gain (loss)	40,024	—	Realized gain (loss)	(522)	—
Change in unrealized appreciation (depreciation)	(600,621)	—	Change in unrealized appreciation (depreciation)	(752,477)	—
Net purchases (sales)	(6,094,886)	—	Net purchases (sales)	1,666,802	—
Transfers in and/or out of Level 3	(714,120)	—	Transfers in and/or out of Level 3	347,375	—
Balance as of 12/31/08	$4,878,494	—	Balance as of 12/31/08	$1,300,929	—

Delayed-Delivery Transactions  All Portfolios of the Trust described in this report may purchase or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. The Portfolio may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolio of Investments.

In a “To Be Announced” (TBA) transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

Mortgage Dollar Rolls  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may enter into mortgage dollar rolls, in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios account for such dollar rolls as purchases and sales, and receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price of the future purchase (often referred to as the “drop”), as well as the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal, without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Inflation-Indexed Bonds  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Short Sales  Certain Portfolios may make short sales of securities. A short sale is a transaction in which a Portfolio sells a security that it does not own, in anticipation of a decline in the market value of the security. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Certain of the Portfolios may also make short sales “against the box.’’ In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated, plus the amount deposited with the lender as collateral, will equal the current market value of the security sold short or (ii) otherwise cover its short position. Possible losses from short sales which are not against the box may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Interest expense relates to the Portfolios’ liability with respect to short sale transactions by the Portfolios. Interest expense is recorded as incurred.

Securities sold in short sale transactions and interest and dividend payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. Fees incurred to borrow securities for short sales are recorded as interest expense in the Statements of Operations.

Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders, it acquires direct rights against the borrower of the loan. At the year ended December 31, 2008, the Floating Rate Income Trust, Spectrum Income Trust, Strategic Bond Trust, and U.S. High Yield Bond Trust had $1,960,429, $28,230, $94,174 and $157,180 in unfunded loan commitments outstanding, respectively.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status, and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted, according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums, as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain Portfolios may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending   The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities, and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required cash collateral is delivered to the Portfolios on the next business day or returned to the borrower if over collateralized. It is the Portfolios’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Cash collateral received is invested in the JHCIT. The Portfolios may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower is unable to return the securities loaned upon sale of a security or other Portfolio instructions because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral and could be prevented from voting on a proxy statement. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Bank Borrowings  All Portfolios described in this report, except Money Market, Money Market B and U.S. Government Securities, have entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Portfolio property that is not segregated, to the extent of any overdraft.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class Allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are calculated and accrued daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Broker Commission Rebates  The Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios. Commission rebates are reflected as a realized gain on securities in the Statement of Operations. For the year ended December 31, 2008, there were no Portfolios that received rebates.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Federal Income Taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Portfolios have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, no capital gain distributions will be made.

At December 31, 2008, capital loss carryforwards available to offset future realized gains were as follows:

	Capital Loss Carryforwards Expiring at December 31
Portfolio	2009	2010	2011	2012	2013	2014	2015	2016
Active Bond Trust	$1,816,891	$2,190,489	—	$924,172	$2,479,241	$6,070,696	—	$1,583,332
Core Bond Trust	—	—	—	—	613,997	1,904,716	—	—
Floating Rate Income Trust	—	—	—	—	—	—	—	325,635
High Income Trust	—	—	—	—	—	—	—	10,696,343
High Yield Trust*	—	68,262,108	$19,188,070	—	—	6,065,748	—	85,323,973
Income Trust	—	—	—	—	—	—	$64,386	32,447,294
Investment Quality Bond Trust	2,481,588	7,691,089	2,513,599	413,477	—	1,807,662	—	8,251,460
Short-Term Bond Trust	—	—	—	152,948	3,753,718	3,171,452	841,336	1,923,302
Spectrum Income Trust	—	—	—	—	—	—	—	12,558,370
Strategic Bond Trust	—	4,422,124	—	—	1,109,364	2,955,146	2,558,125	—
Strategic Income Trust	—	—	—	—	—	333,737	2,339,137	1,968,592
U.S. High Yield Bond Trust	—	—	—	—	852,471	700,831	—	15,041,473

*	Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2008, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-years ended December 31, 2008, remains subject to examination by the Internal Revenue Service.

The cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$2,780,897,289	$51,666,170	($469,358,753)	($417,692,583)
Core Bond Trust	316,694,855	6,279,960	(11,067,461)	(4,787,501)
Floating Rate Income Trust	882,593,788	2,040,014	(173,889,299)	(171,849,285)
Global Bond Trust	1,624,204,412	73,134,799	(161,386,088)	(88,251,289)
High Income Trust	676,322,323	21,264,554	(314,855,710)	(293,591,156)
High Yield Trust	2,327,166,790	11,775,311	(767,375,969)	(755,600,658)
Income Trust	527,581,622	4,863,894	(151,940,594)	(147,076,700)
Investment Quality Bond Trust	385,515,180	12,807,472	(34,351,655)	(21,544,183)
Real Return Bond Trust	2,201,252,992	42,646,870	(190,165,183)	(147,518,313)
Short-Term Bond Trust	131,581,756	5,223	(40,273,897)	(40,268,674)
Spectrum Income Trust	1,179,649,501	28,493,817	(153,612,361)	(125,118,544)
Strategic Bond Trust	900,402,776	8,805,699	(208,751,758)	(199,946,059)
Strategic Income Trust	617,234,034	13,901,254	(109,029,974)	(95,128,720)
Total Return Trust	3,556,040,102	70,131,845	(170,267,832)	(100,135,987)
U.S. Government Securities Trust	533,087,725	7,361,637	(47,886,536)	(40,524,899)
U.S. High Yield Bond Trust	730,608,541	2,681,691	(157,272,362)	(154,590,671)

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios, with the exception of Money Market and Money Market B, generally declare and pay dividends and capital gains distributions, if any, annually. Substantially all of the net investment income of Money Market and Money Market B is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2007, tax character of distributions paid was as follows:

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$221,150,946	—	—	$221,150,946
Core Bond Trust	18,729,153	—	—	18,729,153
Global Bond Trust	87,271,342	—	—	87,271,342
High Income Trust	50,200,250	$4,760,178	—	54,960,428
High Yield Trust	256,788,230	—	—	256,788,230
Income Trust	4,146,221	—	—	4,146,221
Investment Quality Bond Trust	39,100,018	—	—	39,100,018
Money Market Trust	128,169,249	—	—	128,169,249
Money Market Trust B	25,496,848	—	—	25,496,848
Real Return Bond Trust	78,268,182	—	—	78,268,182
Short-Term Bond Trust	25,339,809	—	$941,806	26,281,615
Spectrum Income Trust	71,812,614	8,646,638	—	80,459,252
Strategic Bond Trust	62,368,594	—	—	62,368,594
Strategic Income Trust	10,243,139	—	—	10,243,139

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Total Return Trust	$161,330,520	—	—	$161,330,520
U.S. Government Securities Trust	30,380,500	—	—	30,380,500
U.S. High Yield Bond Trust	43,538,309	—	—	43,538,309

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$129,993,968	—	—	$129,993,968
Core Bond Trust	13,521,804	—	—	13,521,804
Floating Rate Income Trust	22,196,152	—	—	22,196,152
Global Bond Trust	7,382,060	—	—	7,382,060
High Income Trust	51,962,239	$276,962	—	52,239,201
High Yield Trust	181,113,938	—	—	181,113,938
Income Trust	25,290,703	—	—	25,290,703
Investment Quality Bond Trust	25,627,802	—	—	25,627,802
Money Market Trust	63,657,758	—	—	63,657,758
Money Market Trust B	14,203,358	—	—	14,203,358
Real Return Bond Trust	31,273,558	—	—	31,273,558
Short-Term Bond Trust	8,473,341	—	—	8,473,341
Spectrum Income Trust	70,459,212	3,957,149	—	74,416,361
Strategic Bond Trust	48,540,563	—	—	48,540,563
Strategic Income Trust	58,005,368	—	—	58,005,368
Total Return Trust	104,722,496	24,549,349	—	129,271,845
U.S. Government Securities Trust	12,590,348	—	—	12,590,348
U.S. High Yield Bond Trust	36,785,519	—	—	36,785,519

The tax basis components of distributable earnings at December 31, 2008. were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$23,342,169	—	$15,064,821	$5,161,186
Core Bond Trust	1,951,061	—	2,518,713	452,020
Floating Rate Income Trust	8,266,272	—	325,635	—
Global Bond Trust	207,093,432	$1,823,191	—	—
High Income Trust	13,100,357	—	10,696,343	4,561,648
High Yield Trust	28,513,231	—	178,839,899	39,315,607
Income Trust	5,666,315	—	32,511,680	7,591,942
Investment Quality Bond Trust	5,331,168	—	23,158,875	3,485,193
Money Market Trust	256,432	—	—	—
Money Market Trust B	141,229	—	—	—
Real Return Bond Trust	101,709,511	7,466,744	—	30,495,882
Short-Term Bond Trust	1,546,039	—	9,842,756	2,826,006
Spectrum Income Trust	1,044,218	—	12,558,370	5,640,796
Strategic Bond Trust	11,008,666	—	11,044,759	7,361,959
Strategic Income Trust	13,734,244	—	4,641,466	374,886
Total Return Trust	102,383,868	38,668,582	—	15,791,279
U.S. Government Securities Trust	5,732,343	4,215,561	—	681,735
U.S. High Yield Bond Trust	8,164,625	—	16,594,775	617,140

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on January 1, 2009, the first day of the Portfolios’ next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to derivative transactions, foreign currency transactions, expiration of capital loss carryforwards, amortization and accretion on debt securities, paydowns and investments in passive foreign investment companies.

Foreign Currency Translation  The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

New Accounting Pronouncement  In March 2008, FASB No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FAS 133”, was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations, and how these instruments affect a company’s financial position, performance and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Portfolios’ financial statement disclosures.

3.  FINANCIAL INSTRUMENTS

Options  Each Portfolio of the Trust described in this report, with the exception of Money Market and Money Market B, may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. Listed options, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain or loss. If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security, with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option. A Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2008, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Global Bond Trust
Outstanding, beginning of period	778,700,238	$13,257,171
Options written	469,424,469	13,797,368
Option closed	(921,703,259)	(16,758,457)
Options expired	(118,418,881)	(3,997,655)
Outstanding, end of period	208,002,567	$6,298,427
High Income Trust
Outstanding, beginning of period	—	—
Options written	204,000,000	$3,666,900
Option closed	—	—
Options expired	—	—
Outstanding, end of period	204,000,000	$3,666,900
Real Return Bond Trust
Outstanding, beginning of period	155,000,958	$4,663,808
Options written	37,933,551	3,743,049
Option closed	(129,133,347)	(6,276,088)
Options expired	(1,088)	(656,376)
Outstanding, end of period	63,800,074	$1,474,393
Spectrum Income Trust
Outstanding, beginning of period	—	—
Options written	22	$25,653
Option closed	(6)	(4,004)
Options expired	(16)	(21,649)
Outstanding, end of period	—	—
Strategic Bond Trust
Outstanding, beginning of period	3,652	$2,790,456
Options written	9,690	6,458,393
Option closed	(2,108)	(1,742,881)
Options expired	(11,164)	(7,452,246)
Outstanding, end of period	70	$53,722

FINANCIAL INSTRUMENTS, CONTINUED

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Strategic Income Trust
Outstanding, beginning of period	—	—
Options written	126,185,000	$1,129,807
Option closed	—	—
Options expired	(102,625,000)	(525,649)
Outstanding, end of period	23,560,000	$604,158
Total Return Trust
Outstanding, beginning of period	554,900,899	$6,726,301
Options written	481,606,370	18,322,115
Option closed	(759,903,528)	(14,971,156)
Options expired	(2,871)	(2,016,751)
Outstanding, end of period	276,600,870	$8,060,509
U.S. Government Securities Trust
Outstanding, beginning of period	400	$242,047
Options written	795	648,509
Option closed	(197)	(200,890)
Options expired	(812)	(545,346)
Outstanding, end of period	186	$144,320

The following is a summary of open written options outstanding as of December 31, 2008:

Options on Exchange-Traded Futures Contracts

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Global Bond Trust	PUTS
	EURIBOR Futures	$95.25	Mar 2009	295	$151,705	—
	Eurodollar Futures	98.50	Mar 2009	102	16,908	($12,750)
	Eurodollar Futures	97.25	Mar 2009	690	210,019	(12,938)
	Eurodollar Futures	97.50	Mar 2009	987	407,083	(30,843)
	Eurodollar Futures	97.25	Jun 2009	493	317,967	(30,813)
				2,567	$1,103,682	($87,344)

Real Return Bond Trust	PUTS
	Eurodollar Futures	$98.50	Mar 2009	74	$12,296	($9,250)
				74	$12,296	($9,250)

Strategic Bond Trust	CALLS
	90 Day Eurodollar Futures	$97.50	Mar 2009	38	$12,873	($137,750)
	90 Day Eurodollar Futures	97.75	Mar 2009	21	24,055	(63,263)
				59	$36,928	($201,013)

	PUTS
	U.S. Treasury 10-Year Note Futures	$126.00	Feb 2009	11	$16,794	($27,156)
				11	$16,794	($27,156)

Total Return Trust	PUTS
	Eurodollar Futures	$98.50	Mar 2009	252	$36,501	($31,500)
	Eurodollar Futures	98.25	Mar 2009	98	43,243	(8,575)
	Eurodollar Futures	98	Mar 2009	145	40,175	(8,156)
	U.S. Treasury 5-Year Note Futures	118	Feb 2009	265	154,595	(225,664)
	U.S. Treasury 10-Year Note Futures	124	Feb 2009	110	133,787	(180,469)
				870	$408,301	($454,364)

U.S. Government Securities Trust	CALLS
	Eurodollar Futures	$97.625	Sep 2009	186	$144,320	($547,538)
				186	$144,320	($547,538)

FINANCIAL INSTRUMENTS, CONTINUED

Interest Rate Swaptions

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATIONDATE		NOTIONALAMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	2-Year Interest Rate Swap	HSBC Bank USA, N.A.	6 Month EUR-EURIBOR	Receive	5.29%	Jun 2009	EUR	12,500,000	$166,152	($819,636)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	6,700,000	168,170	(586,949)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.25%	Feb 2009	USD	300,000	4,410	(36,384)
	7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	4.90%	Jul 2009	USD	26,100,000	878,004	(4,058,443)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	32,000,000	1,048,313	(3,960,442)
	7-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	4,800,000	158,400	(594,066)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	17,600,000	538,874	(2,337,070)
	7-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	18,700,000	506,770	(3,345,252)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	36,200,000	969,490	(6,475,836)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	8,200,000	227,345	(1,466,902)
	30-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	4.65%	Jan 2009	USD	7,200,000	94,680	(2,755,884)
								170,300,000	$4,760,608	($26,436,864)

	PUTS
	2-Year Interest Rate Swap	HSBC Bank USA, N.A.	6 Month EUR-EURIBOR	Receive	5.29%	Jun 2009	EUR	12,500,000	$166,152	($619)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	2,000,000	14,250	(20,757)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	15,000,000	114,275	(155,676)
	5-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	1,000,000	9,500	(10,378)
	30-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	5.65%	Jan 2009	USD	7,200,000	129,960	(2)
								37,700,000	$434,137	($187,432)

Real Return Bond Trust	CALLS
	5-Years Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	300,000	$7,530	($26,281)
	7-Years Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	3.50%	May 2009	USD	10,300,000	216,300	(764,266)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	3.50%	May 2009	USD	6,000,000	150,900	(445,203)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	1,500,000	49,095	(185,646)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	800,000	24,494	(106,230)
	7-Years Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	225,050	(1,151,471)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	220,115	(1,151,471)
								32,900,000	$893,484	($3,830,568)

	PUTS
	5-Years Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	8,600,000	$58,038	($89,254)
	5-Years Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	2,700,000	25,650	(28,022)
	5-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	5,600,000	39,760	(58,119)
	7-Years Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	220,115	(34,882)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	225,050	(34,883)
								30,900,000	$568,613	($245,160)

Total Return Trust	CALLS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.30%	Feb 2009	USD	1,300,000	$32,890	($132,370)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.20%	Jul 2009	USD	13,000,000	287,300	(1,180,143)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	16,600,000	416,660	(1,454,231)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.60%	Feb 2009	USD	25,200,000	808,920	(3,626,577)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.25%	Feb 2009	USD	54,100,000	1,631,115	(6,561,286)
	7-Year Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	11,600,000	382,800	(1,435,660)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	77,500,000	2,537,700	(9,591,695)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	42,300,000	1,295,135	(5,616,937)
								241,600,000	$7,392,520	($29,598,899)

	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	15,500,000	$121,238	($160,865)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	9,000,000	61,350	(93,406)
	5-Year Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	3,500,000	33,250	(36,324)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	5,500,000	39,050	(57,081)
	9-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	3.60%	Feb 2009	USD	1,500,000	4,800	(4,820)
								35,000,000	$259,688	($352,496)

FINANCIAL INSTRUMENTS, CONTINUED

Foreign Currency Options

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
High Income Trust	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Apr 2010	102,000,000	$1,785,000	($6,692,832)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	102,000,000	1,881,900	(6,692,832)
				204,000,000	$3,666,900	($13,385,664)

Strategic Income Trust	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Feb 2010	11,900,000	$297,500	($745,583)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	11,660,000	306,658	(765,082)
				23,560,000	$604,158	($1,510,665)

Futures  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may purchase and sell financial futures contracts and options on those contracts. A Portfolio uses futures contracts to manage against a decline in the value of securities owned by the Portfolio. When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following is a summary of open futures contracts at December 31, 2008:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Trust	U.S. Treasury 10-Year Note Futures	125	Short	Mar 2009	$15,718,750	$196,608
						$196,608

Global Bond Trust	10-Year Canada Government Bond Futures	66	Long	Mar 2009	$6,776,962	$401,264
	EURIBOR Futures	23	Long	Dec 2009	7,813,345	54,351
	Eurodollar Futures	188	Long	Sep 2009	46,410,150	434,750
	Eurodollar Futures	1,670	Long	Dec 2009	411,592,375	4,990,300
	Eurodollar Futures	903	Long	Mar 2010	222,296,025	2,864,862
	Eurodollar Futures	679	Long	Jun 2010	166,796,350	2,094,462
	Eurodollar Futures	106	Long	Sep 2010	25,989,875	397,188
	U.K. Long Gilt Bond Futures	3	Long	Mar 2009	532,557	30,063
	U.S. Treasury 2-Year Note Futures	160	Long	Mar 2009	34,890,000	125,000
	U.S. Treasury 10-Year Note Futures	317	Long	Mar 2009	39,862,750	404,953
	U.S. Treasury 30-Year Bond Futures	498	Long	Mar 2009	68,747,344	3,622,000
	5-Year German Euro-BOBL Futures	117	Short	Mar 2009	18,899,901	(156,080)
	10-Year German Euro-BUND Futures	284	Short	Mar 2009	49,283,583	(902,420)
	10-Year Japan Government Bond Futures	2	Short	Mar 2009	3,091,451	(21,070)
						$14,339,623

Investment Quality Bond Trust	U.S. Treasury 5-Year Note Futures	38	Long	Mar 2009	$4,524,078	$122,512
	U.S. Treasury 10-Year Note Futures	31	Short	Mar 2009	3,898,250	42,677
						$165,189

Real Return Bond Trust	2-Year German Euro-SCHATZ Futures	13	Long	Mar 2009	$1,942,052	$12,371
	3-Month Sterling Futures	61	Long	Mar 2009	10,769,353	377,448
	3-Month Sterling Futures	267	Long	Jun 2009	47,202,767	1,869,153
	EURIBOR Futures	43	Long	Mar 2009	14,609,799	298,114
	EURIBOR Futures	166	Long	Jun 2009	56,547,722	1,264,424
	EURIBOR Futures	93	Long	Sep 2009	31,670,655	706,162
	EURIBOR Futures	93	Long	Dec 2009	31,593,090	646,373
	Eurodollar Futures	152	Long	Mar 2009	37,597,200	1,197,000
	Eurodollar Futures	610	Long	Jun 2009	150,776,750	3,262,025
	Eurodollar Futures	833	Long	Sep 2009	205,636,463	6,161,125
	Eurodollar Futures	296	Long	Dec 2009	72,952,900	1,712,475
	Eurodollar Futures	498	Long	Mar 2010	122,595,150	2,208,325
	Eurodollar Futures	19	Long	Jun 2010	4,667,350	37,525
						$19,752,520

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income Trust	2-Year German Euro-SCHATZ Futures	42	Long	Mar 2009	$6,274,321	$23,832
	5-Year German Euro-BOBL Futures	38	Long	Mar 2009	6,138,429	56,276
	10-Year German Euro-BUND Futures	8	Long	Mar 2009	1,388,270	3,267
	U.S. Treasury 10-Year Note Futures	5	Long	Mar 2009	628,750	21,996
	U.S. Treasury 30-Year Bond Futures	3	Long	Mar 2009	414,141	24,337
	10-Year Canada Government Bond Futures	26	Short	Mar 2009	2,669,712	(163,435)
	Euro Currency Futures	27	Short	Mar 2009	4,698,338	(318,600)
	U.K. Long Gilt Bond Futures	4	Short	Mar 2009	710,076	(38,819)
	U.S. Treasury 2-Year Note Futures	8	Short	Mar 2009	1,744,500	(14,032)
	U.S. Treasury 5-Year Note Futures	16	Short	Mar 2009	1,904,850	(20,664)
	U.S. Treasury 10-Year Note Futures	13	Short	Mar 2009	1,634,750	(36,250)
						($462,092)

Strategic Bond Trust	3-Month Sterling Futures	53	Long	Mar 2009	$9,356,979	$399,275
	10-Year German Euro-BUND Futures	251	Long	Mar 2009	43,556,969	154,155
	Eurodollar Futures	167	Long	Mar 2009	41,307,450	761,628
	Eurodollar Futures	14	Long	Mar 2009	3,462,900	27,412
	Eurodollar Futures	173	Long	Jun 2009	42,761,275	659,453
	Eurodollar Futures	77	Long	Sep 2009	19,008,413	120,416
	U.K. Long Gilt Bond Futures	19	Long	Mar 2009	3,372,862	201,174
	U.S. Treasury 5-Year Note Futures	619	Long	Mar 2009	73,694,852	2,439,573
	U.S. Treasury 10-Year Note Futures	222	Short	Mar 2009	27,916,500	(1,644,265)
	U.S. Treasury 30-Year Bond Futures	80	Short	Mar 2009	11,043,750	(1,534,127)
						$1,584,694

Total Return Trust	3-Month Sterling Futures	842	Long	Mar 2009	$148,652,379	$6,177,134
	3-Month Sterling Futures	547	Long	Jun 2009	96,703,795	4,017,054
	3-Month Sterling Futures	50	Long	Dec 2009	8,795,888	242,566
	EURIBOR Futures	125	Long	Mar 2009	42,470,347	1,321,745
	EURIBOR Futures	74	Long	Jun 2009	25,208,021	828,765
	Eurodollar Futures	2,771	Long	Mar 2009	685,406,850	17,945,175
	Eurodollar Futures	1,634	Long	Jun 2009	403,883,950	8,315,725
	Eurodollar Futures	907	Long	Sep 2009	223,904,288	4,471,500
	Eurodollar Futures	751	Long	Dec 2009	185,093,338	3,600,300
	Eurodollar Futures	547	Long	Mar 2010	134,657,725	2,839,250
	Eurodollar Futures	23	Long	Jun 2010	5,649,950	127,363
	Eurodollar Futures	23	Long	Sep 2010	5,639,313	131,513
	U.S. Treasury 2-Year Note Futures	301	Long	Mar 2009	65,636,813	427,610
	U.S. Treasury 5-Year Note Futures	1,112	Long	Mar 2009	132,388,813	174,805
	U.S. Treasury 10-Year Note Futures	427	Long	Mar 2009	53,695,250	(1,022,828)
						$49,597,677

U.S. Government Securities Trust	Eurodollar Futures	150	Long	Mar 2009	$37,102,500	$774,076
	Eurodollar Futures	186	Long	Sep 2009	45,916,425	973,482
	Eurodollar Futures	115	Long	Jun 2010	28,249,750	105,895
	Eurodollar Futures	30	Long	Mar 2011	7,332,000	(16,148)
	U.S. Treasury 2-Year Note Futures	117	Long	Mar 2009	25,513,313	370,192
	U.S. Treasury 5-Year Note Futures	1,020	Long	Mar 2009	121,435,782	4,050,855
	U.S. Treasury 10-Year Note Futures	469	Short	Mar 2009	58,976,750	(4,518,072)
	U.S. Treasury 30-Year Bond Futures	189	Short	Mar 2009	26,090,859	(2,404,117)
						($663,837)

Swap Contracts  All Portfolios of the Trust described in this report may enter interest rate, credit default, cross-currency, and other forms of swap transactions to manage its exposure to credit, currency and interest rate risks, or to enhance the Portfolio’s income. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. In connection with these agreements, the Portfolio will hold cash or identify securities equal to the net amount, if any, of the Portfolio’s obligations, with respect to the swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Upfront payments made/received by the Portfolio represent payments to compensate for differences between the stated terms of the swap agreement and prevailing market conditions, including credit spreads, currency exchange rates, interest rates and other relevant factors. The upfront payments are amortized or accreted for financial reporting purposes, with the unamortized/unaccreted portion included in values recorded on the Statements of Assets and Liabilities. A liquidation payment received or

FINANCIAL INSTRUMENTS, CONTINUED

made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Certain Portfolios are parties to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern over-the-counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Portfolios and those counterparties. The ISDA Master Agreements typically include standard representations and warranties as well as provisions outlining the general obligations of the Portfolios and counterparties relating to collateral, events of default, termination events and other standard provisions. Termination events may include a decline in a Portfolio’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Portfolios. Due to declines in net assets of certain Portfolios during the year ended December 31, 2008, one or more counterparties currently may be entitled to terminate early but none has elected to take such action. The Schedule to the ISDA Master Agreements may give counterparties the right to require that the Portfolios post additional collateral as opposed to giving the counterparties the right to terminate the ISDA Master Agreement.

Interest Rate Swap Agreements  Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Portfolio settles accrued net receivable or payable under the swap contracts on a periodic basis.

Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the expiration date, or (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

The Portfolios had the following interest rate swap contracts open at December 31, 2008:

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	2,500,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	($25,149)	($232,181)	($257,330)
	Bank of Nova Scotia	7,500,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	(75,917)	(695,870)	(771,787)
	Barclays Bank PLC	4,500,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2013	20,990	377,974	398,964
	Barclays Bank PLC	3,600,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	129,855	69,075	198,930
	Barclays Bank PLC	23,400,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	443,430	(3,188,961)	(2,745,531)
	Barclays Bank PLC	73,000,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2009	(264,387)	410,417	146,030
	Barclays Bank PLC	2,500,000	EUR	FRC PXTOB	Fixed 1.948%	Mar 2012	—	65,720	65,720
	Barclays Bank PLC	17,200,000	GBP	Fixed 4.500%	6 Month LIBOR	Sep 2017	80,591	(331,245)	(250,654)
	Barclays Bank PLC	26,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	—	(5,712,705)	(5,712,705)
	Barclays Bank PLC	8,600,000	GBP	Fixed 4.000%	3 Month LIBOR	Dec 2035	(83,579)	(719,357)	(802,936)
	Barclays Bank PLC	9,700,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(869,123)	(2,549,555)	(3,418,678)
	Barclays Bank PLC	28,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	267,393	(13,208,978)	(12,941,585)
	BNP Paribas Securities Corp.	38,300,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2011	60,963	1,745,219	1,806,182
	BNP Paribas Securities Corp.	1,100,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(7,842)	(379,843)	(387,685)
	BNP Paribas Securities Corp.	300,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	(3,547)	(104,735)	(108,282)
	Citibank N.A.	3,500,000	GBP	6 Month LIBOR	Fixed 4.250%	Mar 2014	177,005	79,461	256,466
	Citibank N.A.	55,000,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	1,655,500	(8,108,672)	(6,453,172)
	Citibank N.A.	1,200,000	EUR	Fixed 5.500%	6 Month EURIBOR	Sep 2038	(30,550)	(392,379)	(422,929)
	Citibank N.A.	4,100,000	CAD	Fixed 5.000%	3 Month BA-CDOR	Jun 2015	(128,082)	(549,502)	(677,584)
	Citibank N.A.	5,100,000	GBP	Fixed 5.000%	6 Month LIBOR	Dec 2019	(80,358)	(222,073)	(302,431)
	Credit Suisse International	8,800,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	(49,588)	(982,920)	(1,032,508)
	Deutsche Bank AG	30,500,000	AUD	6 Month BBR-BBSW	Fixed 5.250%	Jun 2011	(37,329)	671,216	633,887
	Deutsche Bank AG	19,900,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2014	1,335,489	272,644	1,608,133
	Deutsche Bank AG	7,100,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	246,185	146,148	392,333
	Deutsche Bank AG	1,000,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(61,735)	40,604	(21,131)
	Deutsche Bank AG	6,200,000	CAD	Fixed 4.500%	3 Month BA-CDOR	Sep 2037	(67,631)	(1,033,808)	(1,101,439)
	Deutsche Bank AG	3,300,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(56,283)	(1,106,772)	(1,163,055)
	Deutsche Bank AG	800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(55,187)	(309,365)	(364,552)
	Deutsche Bank AG	60,000,000	AUD	6 Month BBR-BBSW	Fixed 7.250%	Jun 2011	(155,657)	3,673,166	3,517,509
	Deutsche Bank AG	900,000	AUD	6 Month BBR-BBSW	Fixed 6.000%	Jun 2012	(5,577)	45,630	40,053
	Deutsche Bank AG	500,000,000	JPY	Fixed 2.500%	6 Month LIBOR	Dec 2027	(74,281)	(714,661)	(788,942)
	Goldman Sachs	500,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2009	(34,902)	(145,568)	(180,470)
	Goldman Sachs	23,100,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2009	(193,373)	2,041,068	1,847,695

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust (continued)
	Goldman Sachs	310,000,000	JPY	Fixed 1.300%	6 Month LIBOR	Sep 2011	($3,099)	($51,488)	($54,587)
	Goldman Sachs	12,800,000	EUR	6 Month EURIBOR	Fixed 4.000%	Mar 2014	(34,135)	633,165	599,030
	Goldman Sachs	3,300,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2014	9,222	395,917	405,139
	Goldman Sachs	5,300,000	GBP	6 Month LIBOR	Fixed 5.250%	Mar 2014	(1,032)	739,148	738,116
	Goldman Sachs	54,000,000	SEK	3 Month STIBOR	Fixed 4.500%	Mar 2014	(56,033)	568,163	512,130
	HSBC Bank USA	600,000	GBP	Fixed 4.500%	6 Month LIBOR	Mar 2039	(46,316)	(142,763)	(189,079)
	JPMorgan Chase Bank	29,700,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2009	(168,005)	2,495,767	2,327,762
	JPMorgan Chase Bank	26,400,000	EUR	6 Month EURIBOR	Fixed 3.000%	Sep 2010	(11,309)	136,836	125,527
	JPMorgan Chase Bank	54,700,000	EUR	6 Month EURIBOR	Fixed 3.000%	Sep 2011	(6,468)	82,139	75,671
	JPMorgan Chase Bank	3,000,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2019	(51,409)	303,436	252,027
	JPMorgan Chase Bank	9,000,000	CAD	3 Month BA-CDOR	Fixed 5.750%	Dec 2028	(22,517)	492,951	470,434
	JPMorgan Chase Bank	6,500,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	(397,705)	(1,948,401)	(2,346,106)
	Merrill Lynch Capital Services, Inc.	8,900,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2013	111,511	677,551	789,062
	Merrill Lynch Capital Services, Inc.	900,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	(5,939)	(86,870)	(92,809)
	Merrill Lynch Capital Services, Inc.	82,500,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(4,452,879)	(13,399,323)	(17,852,202)
	Morgan Stanley Capital Services, Inc.	5,900,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2009	(398,836)	(1,730,706)	(2,129,542)
	Morgan Stanley Capital Services, Inc.	29,200,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2009	(102,638)	161,050	58,412
	Morgan Stanley Capital Services, Inc.	4,800,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2014	762	375,442	376,204
	Morgan Stanley Capital Services, Inc.	9,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2018	(284,633)	1,811,373	1,526,740
	Morgan Stanley Capital Services, Inc.	43,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(426,084)	(9,030,173)	(9,456,257)
	Morgan Stanley Capital Services, Inc.	2,700,000	GBP	Fixed 4.500%	6 Month LIBOR	Mar 2019	(57,496)	(283,873)	(341,369)
	Morgan Stanley Capital Services, Inc.	9,900,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	116,083	430,973	547,056
	Morgan Stanley Capital Services, Inc.	22,300,000	EUR	6 Month EURIBOR	Fixed 6.000%	Jun 2034	4,013,194	3,592,964	7,606,158
	Morgan Stanley Capital Services, Inc.	8,000,000	EUR	6 Month EURIBOR	Fixed 4.500%	Jun 2034	(559,862)	1,412,290	852,428
	Morgan Stanley Capital Services, Inc.	1,080,000,000	JPY	Fixed 2.500%	6 Month LIBOR	Jun 2036	109,857	(2,157,100)	(2,047,243)
	Morgan Stanley Capital Services, Inc.	3,000,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(238,431)	(818,892)	(1,057,323)
	Morgan Stanley Capital Services, Inc.	4,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	108,892	(1,931,651)	(1,822,759)
	Morgan Stanley Capital Services, Inc.	2,800,000	AUD	Fixed 6.500%	6 Month BBR-BBSW	Jun 2017	68,758	(354,430)	(285,672)
	The Royal Bank of Scotland PLC	3,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(206,952)	(1,160,117)	(1,367,069)
	The Royal Bank of Scotland PLC	2,100,000	EUR	FRC PXTOB	Fixed 1.955%	Mar 2012	—	49,766	49,766
	The Royal Bank of Scotland PLC	2,100,000	EUR	FRC PXTOB	Fixed 1.950%	Mar 2012	—	48,514	48,514
	The Royal Bank of Scotland PLC	57,700,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2013	(50,209)	2,216,540	2,166,331
	The Royal Bank of Scotland PLC	61,800,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2013	(420,155)	5,899,259	5,479,104
	The Royal Bank of Scotland PLC	3,850,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Dec 2013	669,816	471,287	1,141,103
	The Royal Bank of Scotland PLC	28,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2016	(4,784)	4,271,698	4,266,914
	The Royal Bank of Scotland PLC	340,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Jun 2018	71,541	13,530	85,071
	The Royal Bank of Scotland PLC	29,200,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	1,117,527	496,013	1,613,540
	The Royal Bank of Scotland PLC	33,400,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	639,204	(4,558,039)	(3,918,835)
	The Royal Bank of Scotland PLC	200,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(9,350)	5,124	(4,226)
	The Royal Bank of Scotland PLC	2,600,000	EUR	6 Month EURIBOR	Fixed 4.500%	Jun 2034	(185,180)	462,219	277,039
	The Royal Bank of Scotland PLC	1,200,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(9,922)	(413,007)	(422,929)
	UBS AG	7,300,000	AUD	6 Month BBR-BBSW	Fixed 7.250%	Jun 2011	(28,537)	435,704	407,167
	UBS AG	220,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Dec 2013	41,064	24,142	65,206
							$894,840	($40,414,680)	($39,519,840)

Investment Quality Bond Trust
	JPMorgan Chase Bank	5,100,000	USD	Fixed 4.3175%	3 Month LIBOR	Dec 2028	—	($1,178,582)	($1,178,582)
	JPMorgan Chase Bank	2,100,000	USD	Fixed 3.9%	3 Month LIBOR	Mar 2039	—	(487,044)	(487,044)
							—	($1,665,626)	($1,665,626)

Real Return Bond Trust
	Barclays Bank PLC	3,900,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	($8,596)	$55,125	$46,529
	Barclays Bank PLC	16,100,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Dec 2009	7,740	390,591	398,331
	Barclays Bank PLC	1,800,000	EUR	FRCPXTOB	Fixed 2.103%	Oct 2010	—	87,176	87,176
	Barclays Bank PLC	16,073,087	BRL	CDI	Fixed 10.680%	Jan 2012	(153,485)	(326,174)	(479,659)
	Barclays Bank PLC	1,100,000	EUR	FRCPXTOB	Fixed 1.948%	Mar 2012	487	28,430	28,917
	Barclays Bank PLC	300,000	EUR	FRCPXTOB	Fixed 1.960%	Apr 2012	—	7,550	7,550
	Barclays Bank PLC	800,000	EUR	FRCPXTOB	Fixed 1.980%	Apr 2012	—	19,831	19,831
	Barclays Bank PLC	1,800,000	EUR	FRCPXTOB	Fixed 2.070%	Sep 2012	—	54,569	54,569
	Barclays Bank PLC	3,400,000	EUR	FRCPXTOB	Fixed 2.138%	Jan 2016	—	63,543	63,543

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust (continued)
	Barclays Bank PLC	13,000,000	MXN	28-Day Mexico Interbank TIIE Banxico	Fixed 8.720%	Sep 2016	—	$26,242	$26,242
	Barclays Bank PLC	10,500,000	MXN	28-Day Mexico Interbank TIIE Banxico	Fixed 8.330%	Feb 2017	—	3,603	3,603
	Barclays Bank PLC	3,700,000	GBP	UKRPI	Fixed 3.250%	Dec 2017	$13,843	404,842	418,685
	Barclays Bank PLC	13,400,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	253,930	(1,826,157)	(1,572,227)
	Barclays Bank PLC	4,200,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	(45,069)	(1,369,083)	(1,414,152)
	Barclays Bank PLC	5,200,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	101,386	(586,882)	(485,496)
	Barclays Bank PLC	1,400,000	GBP	Fixed 5.000%	6 Month LIBOR	Mar 2039	(142,156)	(484,622)	(626,778)
	Barclays Bank PLC	26,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(369,292)	(11,752,052)	(12,121,344)
	BNP Paribas Securities Corp.	2,000,000	EUR	FRCPXTOB	Fixed 2.090%	Oct 2010	—	91,104	91,104
	BNP Paribas Securities Corp.	2,600,000	EUR	FRCPXTOB	Fixed 2.040%	Feb 2011	—	112,555	112,555
	BNP Paribas Securities Corp.	4,500,000	EUR	FRCPXTOB	Fixed 1.988%	Dec 2011	—	151,448	151,448
	Citibank N.A.	4,300,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(1,342)	76,510	75,168
	Citibank N.A.	15,000,000	EUR	FRCPXTOB	Fixed 2.110%	Nov 2012	—	431,779	431,779
	Citibank N.A.	13,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	—	(3,631,229)	(3,631,229)
	Citibank N.A.	28,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	—	(13,032,723)	(13,032,723)
	Credit Suisse International	28,800,000	USD	3 month LIBOR	Fixed 4.000%	Jun 2010	194,400	558,639	753,039
	Credit Suisse International	6,900,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2010	(118,782)	467,542	348,760
	Credit Suisse International	3,800,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2024	(532,412)	4,729	(527,683)
	Credit Suisse International	1,700,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(104,040)	68,117	(35,923)
	Credit Suisse International	2,700,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	57,066	(309,151)	(252,085)
	Deutsche Bank AG	17,000,000	AUD	AUD-BBR-BBSW	Fixed 6.500%	Jan 2010	(6,976)	304,153	297,177
	Deutsche Bank AG	10,400,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2010	(3,279)	213,278	209,999
	Deutsche Bank AG	18,700,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2010	202,995	818,686	1,021,681
	Deutsche Bank AG	60,500,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Jun 2010	2,710	2,173,233	2,175,943
	Deutsche Bank AG	83,800,000	USD	3 month LIBOR	Fixed 4.000%	Jun 2010	508,050	1,683,085	2,191,135
	Deutsche Bank AG	5,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2021	291,389	(1,598,569)	(1,307,180)
	Deutsche Bank AG	200,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(12,346)	8,120	(4,226)
	Deutsche Bank AG	200,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(16,355)	(74,783)	(91,138)
	Goldman Sachs	10,800,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2011	(22,725)	532,040	509,315
	Goldman Sachs	600,000	EUR	FRCPXTOB	Fixed 1.960%	Mar 2012	—	18,012	18,012
	Goldman Sachs	5,000,000	GBP	6 month LIBOR	Fixed 5.000%	Mar 2013	28,158	456,083	484,241
	Goldman Sachs	5,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	(74,688)	740,840	666,152
	Goldman Sachs	3,200,000	GBP	UKRPI	Fixed 3.110%	Jan 2018	—	409,163	409,163
	Goldman Sachs	1,200,000	GBP	Fixed 5.000%	6 Month LIBOR	Mar 2039	(137,731)	(399,507)	(537,238)
	HSBC Bank USA	1,800,000	GBP	Fixed 4.250%	6 Month LIBOR	Jun 2036	—	(393,746)	(393,746)
	JPMorgan Chase Bank	2,800,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(796)	49,743	48,947
	JPMorgan Chase Bank	2,000,000	EUR	FRCPXTOB	Fixed 2.028%	Oct 2011	—	91,763	91,763
	JPMorgan Chase Bank	1,900,000	EUR	FRCPXTOB	Fixed 2.353%	Oct 2016	—	(26,628)	(26,628)
	Merrill Lynch Capital Services, Inc.	6,800,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(27,472)	205,273	177,801
	Merrill Lynch Capital Services, Inc.	15,546,241	BRL	CDI	Fixed 12.540%	Jan 2012	(72,932)	141,050	68,118
	Merrill Lynch Capital Services, Inc.	2,700,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	89,775	(406,567)	(316,792)
	Merrill Lynch Capital Services, Inc.	6,900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	27,170	(1,911,041)	(1,883,871)
	Merrill Lynch Capital Services, Inc.	19,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(1,239,088)	(7,419,015)	(8,658,103)
	Morgan Stanley Capital Services, Inc.	16,000,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Dec 2009	8,295	387,562	395,857
	Morgan Stanley Capital Services, Inc.	14,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Dec 2009	(35,837)	530,884	495,047
	Morgan Stanley Capital Services, Inc.	10,400,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2010	(3,297)	235,592	232,295
	Morgan Stanley Capital Services, Inc.	6,245,376	BRL	CDI	Fixed 10.115%	Jan 2012	(125,076)	(135,357)	(260,433)
	Morgan Stanley Capital Services, Inc.	1,793,797	BRL	CDI	Fixed 12.540%	Jan 2012	(6,562)	14,422	7,860
	Morgan Stanley Capital Services, Inc.	2,000,000	USD	CPURNSA	Fixed 2.980%	Mar 2018	—	297,796	297,796
	Morgan Stanley Capital Services, Inc.	5,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	30,806	(1,747,772)	(1,716,966)
	Morgan Stanley Capital Services, Inc.	900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(57,824)	(352,297)	(410,121)
	Morgan Stanley Capital Services, Inc.	4,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	(62,552)	512,564	450,012
	Royal Bank of Canada	1,800,000	AUD	6 month BBR-BBSW	Fixed 6.500%	Jan 2010	(947)	32,413	31,466
	The Royal Bank of Scotland PLC	3,000,000	USD	Fixed 5.500%	CMM	May 2009	115,696	(621,402)	(505,706)
	The Royal Bank of Scotland PLC	3,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(213,774)	(1,198,864)	(1,412,638)
	The Royal Bank of Scotland PLC	28,600,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(120,621)	868,431	747,810
	The Royal Bank of Scotland PLC	8,500,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2010	(135,441)	565,073	429,632
	The Royal Bank of Scotland PLC	1,900,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	45,027	45,027
	The Royal Bank of Scotland PLC	1,200,000	EUR	FRCPXTOB	Fixed 1.950%	Mar 2012	—	27,722	27,722

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust (continued)
	The Royal Bank of Scotland PLC	4,300,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2016	$322,500	$97,743	$420,243
	The Royal Bank of Scotland PLC	6,100,000	GBP	UKRPI	Fixed 3.183%	Dec 2017	4,042	669,250	673,292
	The Royal Bank of Scotland PLC	31,700,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	(544,385)	(3,174,989)	(3,719,374)
	The Royal Bank of Scotland PLC	2,000,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2024	(241,900)	(35,828)	(277,728)
	The Royal Bank of Scotland PLC	1,300,000	GBP	UKRPI	Fixed 3.440%	Sep 2027	—	27,613	27,613
	The Royal Bank of Scotland PLC	200,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(9,350)	5,124	(4,226)
	UBS AG	2,700,000	EUR	FRCPXTOB	Fixed 2.146%	Oct 2010	—	143,678	143,678
	UBS AG	4,100,000	EUR	FRCPXTOB	Fixed 2.095%	Oct 2011	—	207,946	207,946
	UBS AG	2,000,000	EUR	FRCPXTOB	Fixed 2.350%	Oct 2016	—	(32,549)	(32,549)
	UBS AG	2,000,000	EUR	Fixed 2.275%	FRCPXTOB	Oct 2016	—	19,030	19,030
							($2,386,690)	($37,210,670)	($39,597,360)

Spectrum Income Trust
	JPMorgan Chase Bank	830,000,000	KRW	3M KW-CDC	Fixed 5.285%	Jun 2012	—	$42,550	$42,550
	JPMorgan Chase Bank	232,000,000	KRW	3M KW-CDC	Fixed 5.055%	Jun 2012		9,843	9,843
	JPMorgan Chase Bank	608,000,000	KRW	3M KW-CDC	Fixed 5.200%	Jun 2012	—	28,755	28,755
	JPMorgan Chase Bank	608,000,000	KRW	3M KW-CDC	Fixed 5.180%	Jun 2012	—	28,438	28,438
	JPMorgan Chase Bank	852,500,000	KRW	3M KW-CDC	Fixed 3.590%	Dec 2013	—	43,607	43,607
							—	$153,193	$153,193

Total Return Trust
	Bank of America N.A.	10,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	$127,184	($3,628,448)	($3,501,264)
	Bank of America N.A.	22,800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	335,125	(10,724,848)	(10,389,723)
	Barclays Bank PLC	8,000,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2009	15,931	(30,796)	(14,865)
	Barclays Bank PLC	8,500,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(68,114)	170,272	102,158
	Barclays Bank PLC	8,200,613	BRL	CDI	Fixed 11.360%	Jan 2010	—	(65,369)	(65,369)
	Barclays Bank PLC	4,800,000	EUR	FRCPXTOB	Fixed 2.103%	Oct 2010	—	232,471	232,471
	Barclays Bank PLC	5,400,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	6,318	112,907	119,225
	Barclays Bank PLC	700,000	EUR	FRCPXTOB	Fixed 1.960%	Apr 2012	—	17,616	17,616
	Barclays Bank PLC	1,800,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	203,991	(496,020)	(292,029)
	Barclays Bank PLC	30,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	—	(6,643,183)	(6,643,183)
	BNP Paribas Securities Corp.	16,500,000	USD	3 Month LIBOR	Fixed 0.763%	Feb 2009	358	164,127	164,485
	BNP Paribas Securities Corp.	8,400,000	USD	3 Month LIBOR	Fixed 0.710%	Feb 2009	342	17,879	18,221
	BNP Paribas Securities Corp.	1,100,000	EUR	FRCPXTOB	Fixed 2.090%	Oct 2010	—	50,107	50,107
	BNP Paribas Securities Corp.	4,400,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2014	(66,113)	410,967	344,854
	Citibank N.A	2,000,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(170,700)	128,437	(42,263)
	Citibank N.A	5,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	93,276	(2,554,000)	(2,460,724)
	Credit Suisse International	1,700,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(10,687)	31,119	20,432
	Credit Suisse International	23,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	871,010	172,339	1,043,349
	Credit Suisse International	34,200,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2024	(5,796,900)	1,047,751	(4,749,149)
	Credit Suisse International	37,400,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(2,288,880)	1,498,569	(790,311)
	Deutsche Bank AG	16,700,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	526,328	231,234	757,562
	Deutsche Bank AG	4,100,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Mar 2013	25,163	260,368	285,531
	Deutsche Bank AG	1,800,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2014	905	220,080	220,985
	Deutsche Bank AG	3,700,000	GBP	Fixed 4.000%	6 month LIBOR	Dec 2036	992,024	(1,592,305)	(600,281)
	Goldman Sachs	1,300,000	GBP	6 Month LIBOR	Fixed 5.250%	Mar 2014	(253)	181,300	181,047
	HSBC Bank USA	384,359	BRL	CDI	Fixed 14.765%	Jan 2012	4,343	9,822	14,165
	HSBC Bank USA	4,400,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	42,839	428,654	471,493
	HSBC Bank USA	2,900,000	GBP	6 Month LIBOR	Fixed 5.100%	Sep 2013	(6,938)	340,439	333,501
	HSBC Bank USA	3,200,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	478,389	(997,543)	(519,154)
	Merrill Lynch Capital Services, Inc.	2,844,786	BRL	CDI	Fixed 12.948%	Jan 2010	1,170	26,384	27,554
	Merrill Lynch Capital Services, Inc.	7,510,315	BRL	CDI	Fixed 11.430%	Jan 2010	—	(53,929)	(53,929)
	Merrill Lynch Capital Services, Inc.	23,800,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	536,452	543,187	1,079,639
	Merrill Lynch Capital Services, Inc.	6,660,541	BRL	CDI	Fixed 11.980%	Jan 2012	—	(33,254)	(33,254)
	Merrill Lynch Capital Services, Inc.	1,262,894	BRL	CDI	Fixed 14.765%	Jan 2012	8,861	37,681	46,542
	Merrill Lynch Capital Services, Inc.	800,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	—	(74,692)	(74,692)
	Merrill Lynch Capital Services, Inc.	13,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(568,816)	(5,355,149)	(5,923,965)
	Morgan Stanley Capital Services, Inc.	4,372,783	BRL	CDI	Fixed 12.670%	Jan 2010	(4,677)	19,882	15,205
	Morgan Stanley Capital Services, Inc.	6,959,778	BRL	CDI	Fixed 12.780%	Jan 2010	1,966	51,211	53,177
	Morgan Stanley Capital Services, Inc.	25,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(67,125)	720,805	653,680
	Morgan Stanley Capital Services, Inc.	2,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	(23,971)	(784,013)	(807,984)
	Morgan Stanley Capital Services, Inc.	6,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	134,952	(3,142,504)	(3,007,552)
	The Royal Bank of Scotland PLC	7,400,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2009	15,808	(29,558)	(13,750)
	The Royal Bank of Scotland PLC	34,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(79,730)	968,735	889,005

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust (continued)
	The Royal Bank of Scotland PLC	451,600,000	USD	3 Month LIBOR	Fixed 3.150%	Dec 2010	—	$14,613,722	$14,613,722
	The Royal Bank of Scotland PLC	22,600,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	$517,088	508,116	1,025,204
	The Royal Bank of Scotland PLC	1,900,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	45,027	45,027
	The Royal Bank of Scotland PLC	3,000,000	EUR	FRCPXTOB	Fixed 1.950%	Mar 2012	—	69,305	69,305
	The Royal Bank of Scotland PLC	3,000,000	GBP	6 Month LIBOR	Fixed 5.250%	Mar 2014	(2,338)	420,139	417,801
	The Royal Bank of Scotland PLC	2,500,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2016	(201,375)	(42,952)	(244,327)
	The Royal Bank of Scotland PLC	3,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	25,457	(1,237,433)	(1,211,976)
	The Royal Bank of Scotland PLC	500,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(23,375)	12,809	(10,566)
	The Royal Bank of Scotland PLC	4,900,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	700,620	(1,495,647)	(795,027)
	The Royal Bank of Scotland PLC	7,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(267,126)	(3,059,408)	(3,326,534)
	UBS AG	4,387,481	BRL	CDI	Fixed 12.410%	Jan 2010	(5,863)	20,671	14,808
	UBS AG	4,000,000	AUD	3 Month BBR-BBSW	Fixed 7.500%	Mar 2010	(11,159)	131,048	119,889
	UBS AG	70,500,000	AUD	3 Month BBR-BBSW	Fixed 7.000%	Jun 2010	221,181	1,603,838	1,825,019
	UBS AG	1,100,000	EUR	FRCPXTOB	Fixed 2.146%	Oct 2010	—	58,536	58,536
	UBS AG	25,100,000	AUD	6 Month BBR-BBSW	Fixed 7.500%	Mar 2011	106,228	1,210,312	1,316,540
	UBS AG	8,069,817	BRL	CDI	Fixed 10.575%	Jan 2012	(160,572)	(96,094)	(256,666)
	UBS AG	7,414,361	BRL	CDI	Fixed 12.540%	Jan 2012	(5,267)	37,754	32,487
							($3,836,670)	($15,311,525)	($19,148,195)

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment (received)/paid of $32,586 for Global Bond Trust and $3,476 for Total Return Trust, as a result of unsettled interest rate swap contracts.

The Portfolios had the following interest rate caps and floors open at December 31, 2008:

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX	CAP/ FLOOR	STRIKE RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Merrill Lynch Capital Services, Inc.	8,000,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.500%	May 2009	$36,128	($1,384,676)	($1,348,548)
									$36,128	($1,384,676)	($1,348,548)
Real Return Bond Trust
	Merrill Lynch Capital Services, Inc.	6,200,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.500%	May 2009	($1,069,438)	$24,313	($1,045,125)
									($1,069.438)	$24,313	($1,045,125)
Total Return Trust
	Merrill Lynch Capital Services, Inc.	5,700,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.000%	Feb 2009	$389,813	($1,013,972)	($624,159)
	Merrill Lynch Capital Services, Inc.	6,900,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.500%	May 2009	31,160	(1,194,283)	(1,163,123)
									$420,973	($2,208,255)	($1,787,282)

*	The Fund will receive payment if the floating rate index is above the strike rate. If the floating rate index is below the strike rate, the Fund will pay the counterparty.

Credit Default Swap Agreements  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor“ (the Seller), receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to remedies which are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Portfolio may enter into CDS, in which the Portfolio may act as the Buyer or Seller. By acting as the Seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is the Seller and a credit event occurs, the Portfolio will either pay to the Buyer the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising the referenced index, or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the Buyer of protection and a credit event occurs, the Portfolio will either receive an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations, or underlying securities comprising the referenced index, or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers, considering either industry standard recovery rates or entity specific factors and considerations, until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues, sovereign issues of an emerging country and asset-backed securities, involve the Buyer making a stream of payments to the Seller in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs on corporate issues, or sovereign issues of an emerging country and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result

FINANCIAL INSTRUMENTS, CONTINUED

in a cheapest-to-deliver option (the Buyer’s right to choose the deliverable obligation with the lowest value following a credit event). Deliverable obligations on CDS on asset-backed securities would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use CDS on these types of securities to provide a measure of protection against defaults of the issuers, or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on credit indices involve the Buyer making a stream of payments to the seller in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market, based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms, including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every year, and for most indices, each name has an equal weight in the index. The Portfolio may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices, which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end, are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as the Seller could be required to make under a CDS agreement, would be an amount equal to the notional amount of the agreement. Notional amounts of all CDS agreements outstanding as of December 31, 2008, for which the Portfolio is the Seller, are disclosed in the footnotes to the tables below. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by the Portfolio for the same referenced entity or entities.

The Portfolios had the following credit default swap contracts1 open at December 31, 2008:

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Global Bond Trust
	Bank of America N.A.	CNA Financial Corp.	4,000,000	USD	Buy	(0.940)%	Dec 2014	n/a	—	$526,688	$526,688
	Bank of America N.A.	Computer Sciences Corp.	3,000,000	USD	Buy	(0.970)%	Mar 2018	n/a	—	6,184	6,184
	Bank of America N.A.	Rio Tinto Alcan, Inc.	1,200,000	USD	Buy	(0.290)%	Mar 2011	n/a	—	58,014	58,014
	Bank of America N.A.	Autozone, Inc.	1,500,000	USD	Buy	(0.600)%	Jun 2017	n/a	—	81,811	81,811
	Bank of America N.A.	CDX.NA.IG.8	15,616,000	USD	Buy	(0.600)%	Jun 2017	n/a	$200,804	832,182	1,032,986
	Bank of America N.A.	Consumers Energy Company	700,000	USD	Buy	(0.090)%	Mar 2012	n/a	—	67,339	67,339
	Bank of America N.A.	Federated Department Stores, Inc.	300,000	USD	Buy	(0.190)%	Sep 2009	n/a	—	15,509	15,509
	Bank of America N.A.	Ford Motor Credit Company, LLC	1,500,000	USD	Sell	3.950%	Dec 2012	10.38%	—	(283,471)	(283,471)
	Bank of America N.A.	GMAC, LLC	900,000	USD	Sell	8.850%	Mar 2009	9.74%	—	1,140	1,140
	Bank of America N.A.	Marsh & Mclennan Companies, Inc.	3,000,000	USD	Buy	(0.990)%	Sep 2015	n/a	—	(36,829)	(36,829)
	Bank of America N.A.	Nordstrom, Inc.	3,000,000	USD	Buy	(1.120)%	Mar 2018	n/a	—	656,794	656,794
	Bank of America N.A.	Prologis	2,000,000	USD	Buy	(1.480)%	Dec 2015	n/a	—	735,243	735,243
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	Buy	(1.180)%	Jun 2018	n/a	—	155,108	155,108
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	Buy	(1.490)%	Jun 2018	n/a	—	780,359	780,359
	Barclays Bank PLC	Bank of America Corp.	1,800,000	USD	Buy	(1.700)%	Dec 2013	n/a	—	(43,430)	(43,430)
	Barclays Bank PLC	Citigroup, Inc.	9,000,000	USD	Buy	(0.870)%	Jun 2018	n/a	—	584,554	584,554
	Barclays Bank PLC	Deutsche Bank Aktiengesellschaft	2,500,000	USD	Buy	(0.760)%	Sep 2013	n/a	—	58,388	58,388
	Barclays Bank PLC	Morgan Stanley	4,300,000	USD	Buy	(1.800)%	Sep 2018	n/a	—	461,268	461,268
	Barclays Bank PLC	Sealed Air Corp.	3,000,000	USD	Buy	(1.035)%	Sep 2013	n/a	—	451,030	451,030
	Barclays Bank PLC	CDX.NA.IG.8	94,476,800	USD	Buy	(0.600)%	Jun 2017	n/a	2,994,078	3,252,633	6,246,711
	Barclays Bank PLC	CDX.NA.IG.8	19,715,200	USD	Buy	(0.600)%	Jun 2017	n/a	227,394	1,076,751	1,304,145
	Barclays Bank PLC	Citigroup, Inc.	6,200,000	USD	Buy	(1.350)%	Sep 2018	n/a	—	191,637	191,637
	Barclays Bank PLC	General Electric Capital Corp.	500,000	USD	Sell	0.750%	Jun 2010	4.50%	—	(26,036)	(26,036)
	Barclays Bank PLC	ITRAXX Europe SUB Financials Series 8 Version 1	12,500,000	EUR	Buy	(0.700)%	Dec 2012	n/a	12,677	756,325	769,002
	Barclays Bank PLC	Kingdom of Spain	33,200,000	USD	Sell	0.260%	Mar 2013	0.94%	—	(899,304)	(899,304)
	Barclays Bank PLC	National Grid PLC	1,700,000	USD	Buy	(0.2075)%	Jun 2011	n/a	—	101,268	101,268
	Barclays Bank PLC	SLM Corp.	1,600,000	USD	Sell	4.000%	Mar 2009	11.54%	—	(23,917)	(23,917)
	Barclays Bank PLC	The Goldman Sachs Group, Inc.	700,000	USD	Buy	(1.520)%	Jun 2013	n/a	—	38,425	38,425
	Bear Stearns International, Ltd.	CNA Financial Corp.	900,000	USD	Buy	(0.440)%	Sep 2011	n/a	—	89,805	89,805
	Bear Stearns International, Ltd.	Daimler Chrysler AG	300,000	USD	Buy	(0.520)%	Jun 2010	n/a	—	23,342	23,342

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Global Bond Trust (continued)
	Bear Stearns International, Ltd.	Diamond Offshore Drilling, Inc.	500,000	USD	Buy	(0.230)%	Jun 2012	n/a	—	$24,614	$24,614
	Bear Stearns International, Ltd.	Goldman Sachs Group, Inc.	1,100,000	USD	Buy	(0.330)%	Mar 2016	n/a	—	148,759	148,759
	Bear Stearns International, Ltd.	Kraft Foods, Inc.	1,300,000	USD	Buy	(0.170)%	Jun 2012	n/a	—	34,688	34,688
	Bear Stearns International, Ltd.	Loews Corp.	400,000	USD	Buy	(0.330)%	Mar 2016	n/a	—	13,979	13,979
	Bear Stearns International, Ltd.	Morgan Stanley	1,000,000	USD	Buy	(0.285)%	Dec 2015	n/a	—	178,570	178,570
	Bear Stearns International, Ltd.	Nisource Finance Corp.	400,000	USD	Buy	(0.620)%	Sep 2014	n/a	—	93,141	93,141
	Bear Stearns International, Ltd.	Ryder System, Inc.	1,100,000	USD	Buy	(0.460)%	Dec 2016	n/a	—	152,770	152,770
	Bear Stearns International, Ltd.	Sprint Nextel Corp.	1,400,000	USD	Buy	(1.125)%	Dec 2016	n/a	—	426,809	426,809
	BNP Paribas Securities Corp.	JP Morgan Chase & Company	2,700,000	USD	Buy	(0.737)%	Mar 2018	n/a	—	78,749	78,749
	BNP Paribas Securities Corp.	The Bear Stearns Companies, Inc.	5,900,000	USD	Buy	(2.180)%	Mar 2018	n/a	—	(497,050)	(497,050)
	Citibank N.A.	General Electric Capital Corp.	1,900,000	USD	Sell	0.950%	Sep 2009	4.55%	—	(47,982)	(47,982)
	Citibank N.A.	The Goldman Sachs Group, Inc.	1,200,000	USD	Buy	(3.550)%	Sep 2013	n/a	—	(30,569)	(30,569)
	Citibank N.A.	The Goldman Sachs Group, Inc.	1,000,000	USD	Buy	(1.370)%	Jun 2018	n/a	—	84,213	84,213
	Citibank N.A.	Autozone, Inc.	800,000	USD	Buy	(0.680)%	Dec 2012	n/a	—	23,903	23,903
	Citibank N.A.	Darden Restaurants, Inc.	3,000,000	USD	Buy	(1.450)%	Dec 2017	n/a	—	77,786	77,786
	Citibank N.A.	GMAC, LLC	700,000	USD	Sell	8.650%	Mar 2009	9.74%	—	197	197
	Citibank N.A.	Pearson PLC	3,000,000	USD	Buy	(0.570)%	Jun 2013	n/a	—	136,808	136,808
	Citibank N.A.	Sara Lee Corp.	800,000	USD	Buy	(0.330)%	Sep 2011	n/a	—	8,102	8,102
	Citibank N.A.	Sealed Air Corp.	1,200,000	USD	Buy	(0.590)%	Sep 2013	n/a	—	200,866	200,866
	Citibank N.A.	SLM Corp.	1,800,000	USD	Sell	4.300%	Mar 2009	11.54%	—	(25,584)	(25,584)
	Citibank N.A.	Valero Energy Corp.	3,000,000	USD	Buy	(1.120)%	Jun 2017	n/a	—	445,685	445,685
	Credit Suisse International	Citigroup, Inc.	1,400,000	USD	Buy	(3.550)%	Dec 2013	n/a	—	(104,267)	(104,267)
	Credit Suisse International	Johnson Controls, Inc.	900,000	USD	Buy	(0.240)%	Mar 2011	n/a	—	89,779	89,779
	Credit Suisse International	Russian Federation	2,000,000	USD	Sell	0.450%	Jan 2009	9.64%	—	(5,474)	(5,474)
	Deutsche Bank AG	ABX.HE.AAA.06-2	1,000,000	USD	Sell	0.110%	May 2046	n/a	($373,694)	(126,194)	(499,888)
	Deutsche Bank AG	ACE Limited	500,000	USD	Buy	(0.390)%	Jun 2014	n/a	—	15,342	15,342
	Deutsche Bank AG	Bank of America Corp.	1,100,000	USD	Buy	(1.720)%	Dec 2013	n/a	—	(27,561)	(27,561)
	Deutsche Bank AG	Barclays Bank PLC	3,900,000	EUR	Buy	(4.350)%	Sep 2013	n/a	—	(448,676)	(448,676)
	Deutsche Bank AG	Bellsouth Corp.	1,000,000	USD	Buy	(0.395)%	Sep 2014	n/a	—	27,116	27,116
	Deutsche Bank AG	CDX.NA.IG.9	8,198,400	USD	Buy	(0.800)%	Dec 2017	n/a	283,738	132,631	416,369
	Deutsche Bank AG	Credit Suisse Group, Ltd.	11,800,000	USD	Buy	(1.960)%	Jun 2013	n/a	—	(87,045)	(87,045)
	Deutsche Bank AG	GMAC, LLC	1,500,000	USD	Sell	9.500%	Mar 2009	9.74%	—	3,654	3,654
	Deutsche Bank AG	Itraxx Europe Series 9 Version 1	24,900,000	EUR	Buy	(1.750)%	Jun 2018	n/a	(2,285,632)	1,682,426	(603,206)
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	2,000,000	USD	Buy	(0.800)%	Sep 2015	n/a	—	(1,132)	(1,132)
	Deutsche Bank AG	Merrill Lynch Capital Services, Inc.	1,200,000	USD	Buy	(4.450)%	Dec 2013	n/a	—	(158,849)	(158,849)
	Deutsche Bank AG	Nabors Industries, Inc.	3,000,000	USD	Buy	(0.630)%	Mar 2018	n/a	—	713,952	713,952
	Deutsche Bank AG	SLM Corp.	3,100,000	USD	Sell	3.050%	Mar 2009	11.54%	—	(53,548)	(53,548)
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	Buy	(1.200)%	Jun 2018	n/a	—	50,251	50,251
	Deutsche Bank AG	Tate & Lyle PLC	400,000	USD	Buy	(0.510)%	Dec 2014	n/a	—	17,430	17,430
	Goldman Sachs	Berkshire Hathaway Fin.	1,500,000	USD	Sell	0.980%	Sep 2013	3.24%	—	(135,827)	(135,827)
	Goldman Sachs	CDX.NA.IG.10	5,660,800	USD	Buy	(1.550)%	Jun 2013	n/a	(39,790)	172,595	132,805
	Goldman Sachs	CDX.NA.IG.10	15,713,600	USD	Buy	(1.500)%	Jun 2018	n/a	(499,435)	514,181	14,746
	Goldman Sachs	Morgan Stanley	1,000,000	USD	Buy	(4.750)%	Sep 2013	n/a	—	(23,558)	(23,558)
	HSBC Bank USA	GAZPROM	1,000,000	USD	Sell	1.500%	Jan 2009	12.73%	—	549	549
	JPMorgan Chase Bank, NA	CNA Financial Corp.	700,000	USD	Buy	(0.440)%	Sep 2011	n/a	—	69,866	69,866
	JPMorgan Chase Bank, NA	Federative Republic of Brazil	4,300,000	USD	Sell	1.345%	Aug 2011	2.82%	—	(137,978)	(137,978)
	JPMorgan Chase Bank, NA	Health Care Property Investors, Inc.	300,000	USD	Buy	(0.610)%	Sep 2011	n/a	—	82,585	82,585
	Merrill Lynch International	Boston Scientific Corp.	1,000,000	USD	Buy	(0.510)%	Jun 2011	n/a	—	48,515	48,515
	Merrill Lynch International	Exelon Corp.	1,000,000	USD	Buy	(0.520)%	Jun 2015	n/a	—	204,698	204,698
	Merrill Lynch International	Federative Republic of Brazil	6,300,000	USD	Sell	1.340%	Aug 2011	2.82%	—	(203,058)	(203,058)
	Merrill Lynch International	International Lease Finance Corp.	1,100,000	USD	Buy	(0.130)%	Mar 2012	n/a	—	251,312	251,312
	Merrill Lynch International	Xerox Corp.	1,300,000	USD	Buy	(0.130)%	Jan 2009	n/a	—	1,707	1,707
	Morgan Stanley Capital Services, Inc.	Alcoa, Inc.	3,000,000	USD	Buy	(0.850)%	Mar 2012	n/a	—	470,733	470,733
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.10	2,928,000	USD	Buy	(1.550)%	Jun 2013	n/a	(10,480)	76,150	65,670
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.11	300,000	USD	Buy	(1.500)%	Dec 2013	n/a	6,494	(627)	5,867
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	6,600,000	USD	Sell	1.380%	Aug 2011	2.82%	—	(205,151)	(205,151)
	Morgan Stanley Capital Services, Inc.	JSC “Gazprom”	900,000	USD	Sell	1.710%	Apr 2009	12.82%	—	(26,542)	(26,542)
	Morgan Stanley Capital Services, Inc.	Lockheed Martin Corp.	1,100,000	USD	Buy	(0.089)%	Jun 2012	n/a	—	16,654	16,654
	Morgan Stanley Capital Services, Inc.	Masco Corp.	300,000	USD	Buy	(0.580)%	Sep 2012	n/a	—	38,909	38,909

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Global Bond Trust (continued)
	Morgan Stanley Capital Services, Inc.	Progress Energy, Inc.	1,000,000	USD	Buy	(0.105)%	Jun 2012	n/a	—	$20,888	$20,888
	Morgan Stanley Capital Services, Inc.	Russia	2,000,000	USD	Sell	0.460%	Jan 2009	9.64%	—	(5,358)	(5,358)
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	3,000,000	USD	Buy	(0.885)%	Jun 2018	n/a	—	889,941	889,941
	Morgan Stanley Capital Services, Inc.	Spectra Energy Capital, LLC	1,000,000	USD	Buy	(1.150)%	Jun 2018	n/a	—	54,044	54,044
	Morgan Stanley Capital Services, Inc.	Viacom, Inc.	300,000	USD	Buy	(0.640)%	Jun 2011	n/a	—	20,940	20,940
	RBC Dominion	Daimler Chrysler AG	1,000,000	USD	Buy	(0.350)%	Jun 2009	n/a	—	27,955	27,955
	RBC Dominion	JP Morgan Chase & Company	700,000	USD	Buy	(0.310)%	Mar 2016	n/a	—	48,218	48,218
	The Royal Bank of Scotland PLC	American General Finance Corp.	3,000,000	USD	Buy	(1.820)%	Dec 2017	n/a	—	1,540,725	1,540,725
	The Royal Bank of Scotland PLC	Autozone, Inc.	3,000,000	USD	Buy	(0.920)%	Jun 2013	n/a	—	70,108	70,108
	The Royal Bank of Scotland PLC	Canadian Natural Resources Limited	1,100,000	USD	Buy	(0.191)%	Sep 2011	n/a	—	142,785	142,785
	The Royal Bank of Scotland PLC	CVS Corp.	300,000	USD	Buy	(0.240)%	Sep 2011	n/a	—	5,557	5,557
	The Royal Bank of Scotland PLC	Daimler Chrysler AG	400,000	USD	Buy	(0.620)%	Sep 2011	n/a	—	44,497	44,497
	The Royal Bank of Scotland PLC	Gatx Corp.	3,000,000	USD	Buy	(0.605)%	Mar 2012	n/a	—	227,904	227,904
	The Royal Bank of Scotland PLC	Morgan Stanley	1,200,000	USD	Buy	(1.850)%	Jun 2013	n/a	—	102,752	102,752
	The Royal Bank of Scotland PLC	Morgan Stanley	1,100,000	USD	Buy	(0.295)%	Dec 2015	n/a	—	195,849	195,849
	The Royal Bank of Scotland PLC	Radioshack Corp.	4,000,000	USD	Buy	(1.430)%	Jun 2013	n/a	—	97,042	97,042
	The Royal Bank of Scotland PLC	The Bear Stearns Companies, Inc.	900,000	USD	Buy	(2.223)%	Mar 2018	n/a	—	(78,975)	(78,975)
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	Buy	(0.940)%	Jun 2017	n/a	—	71,597	71,597
	UBS AG	Amgen, Inc.	6,000,000	USD	Buy	(1.000)%	Jun 2018	n/a	—	(62,851)	(62,851)
	UBS AG	Boston Scientific Corp.	1,600,000	USD	Buy	(2.060)%	Jun 2016	n/a	—	40,261	40,261
	UBS AG	JP Morgan Chase & Company	1,800,000	USD	Buy	(0.730)%	Mar 2018	n/a	—	53,491	53,491
	Wachovia Capital Markets, Inc.	Global Santa Fe Corp.	700,000	USD	Buy	(0.520)%	Jun 2012	n/a	—	7,155	7,155
									$516,154	$17,667,337	$18,183,491

Investment Quality Bond Trust
	Goldman Sachs	CDS M 2.7 09-13	1,750,000	USD	Buy	(2.700)%	Sep 2013	n/a	—	$229,464	$229,464
	UBS Securities LLC	CDSCYT1.612-13	1,250,000	USD	Buy	(1.600)%	Dec 2013	n/a	—	38,324	38,324
	UBS Securities LLC	CDSRE1.812-13	1,450,000	USD	Buy	(1.800)%	Dec 2013	n/a	—	(12,505)	(12,505)
									—	$255,283	$255,283

Real Return Bond Trust
	Bank of America N.A.	CDX.NA.HY.8	2,940,000	USD	Buy	(2.750)%	Jun 2012	n/a	$51,127	$445,340	$496,467
	Bank of America N.A.	CDX.NA.IG.8	2,635,200	USD	Buy	(0.350)%	Jun 2012	n/a	26,536	132,882	159,418
	Bank of America N.A.	CDX.NA.XO.8	100,000	USD	Buy	(1.400)%	Jun 2012	n/a	2,968	15,950	18,918
	Bank of America N.A.	Xstrata Canada Corp.	1,300,000	USD	Buy	(0.910)%	Jun 2012	n/a	—	216,750	216,750
	Bank of America N.A.	GMAC, LLC	700,000	USD	Sell	7.000%	Sep 2012	8.18%	—	(23,227)	(23,227)
	Bank of America N.A.	UST, Inc.	1,900,000	USD	Buy	(0.340)%	Sep 2012	n/a	—	10,353	10,353
	Bank of America N.A.	Autozone Inc.	3,600,000	USD	Buy	(0.620)%	Dec 2012	n/a	—	115,556	115,556
	Bank of America N.A.	Masco Corp.	3,300,000	USD	Buy	(0.870)%	Dec 2012	n/a	—	419,036	419,036
	Bank of America N.A.	Liberty Mutual Group, Inc.	900,000	USD	Buy	(1.390)%	Mar 2014	n/a	—	112,825	112,825
	Bank of America N.A.	Spectra Energy Capital, LLC.	1,300,000	USD	Buy	(0.830)%	Sep 2014	n/a	—	68,084	68,084
	Bank of America N.A.	Xstrata Canada Corp.	3,900,000	USD	Buy	(1.100)%	Jun 2015	n/a	—	834,530	834,530
	Bank of America N.A.	Marsh & Mclennan Companies, Inc.	1,000,000	USD	Buy	(0.830)%	Sep 2015	n/a	—	(2,415)	(2,415)
	Bank of America N.A.	Marriott International, Inc.	5,000,000	USD	Buy	(1.730)%	Jun 2017	n/a	—	928,003	928,003
	Bank of America N.A.	Ace Limited	1,200,000	USD	Buy	(0.500)%	Mar 2018	n/a	—	47,026	47,026
	Bank of America N.A.	Nordstrom, Inc.	1,000,000	USD	Buy	(0.990)%	Mar 2018	n/a	—	226,063	226,063
	Bank of America N.A.	YUM! Brands, Inc	3,000,000	USD	Buy	(1.245)%	Mar 2018	n/a	—	77,266	77,266
	Bank of America N.A.	Baxter International, Inc.	1,100,000	USD	Buy	(0.310)%	Jun 2018	n/a	—	19,070	19,070
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	1,000,000	USD	Buy	(1.490)%	Jun 2018	n/a	—	260,120	260,120
	Barclays Bank PLC	CDX.NA.HY.8	4,410,000	USD	Buy	(2.750)%	Jun 2012	n/a	138,009	580,123	718,132
	Barclays Bank PLC	Ford Motor Credit Company, LLC	500,000	USD	Sell	3.800%	Sep 2012	10.51%	—	(93,686)	(93,686)
	Barclays Bank PLC	GMAC, LLC	200,000	USD	Sell	3.050%	Sep 2012	8.18%	—	(30,769)	(30,769)
	Barclays Bank PLC	General Electric Capital Corp.	800,000	USD	Sell	1.010%	Mar 2013	3.93%	—	(83,021)	(83,021)
	Barclays Bank PLC	Rexam PLC	1,000,000	USD	Buy	(1.450)%	Jun 2013	n/a	—	149,520	149,520
	Barclays Bank PLC	Alcoa, Inc.	2,000,000	USD	Buy	(1.200)%	Sep 2013	n/a	—	386,824	386,824

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Real Return Bond Trust (continued)
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	Buy	(0.535)%	Dec 2014	n/a	—	$62,383	$62,383
	Barclays Bank PLC	The Black & Decker Corp.	1,000,000	USD	Buy	(1.180)%	Dec 2014	n/a	—	36,203	36,203
	Barclays Bank PLC	CDX.NA.IG.9	2,200,000	USD	Buy	(6.550)%	Dec 2017	n/a	—	716,926	716,926
	Barclays Bank PLC	CDX.NA.IG.9	4,684,800	USD	Buy	(0.800)%	Dec 2017	n/a	$59,868	178,265	238,133
	Barclays Bank PLC	Genworth Financial, Inc.	700,000	USD	Buy	(0.960)%	Jun 2018	n/a	—	377,014	377,014
	Barclays Bank PLC	Genworth Financial, Inc.	1,000,000	USD	Buy	(0.830)%	Jun 2018	n/a	—	541,802	541,802
	Bear Stearns International, Ltd.	CDX.NA.HY.8	6,860,000	USD	Buy	(2.750)%	Jun 2012	n/a	166,410	992,013	1,158,423
	Bear Stearns International, Ltd.	CDX.NA.HY.9	1,764,000	USD	Buy	(3.750)%	Dec 2012	n/a	24,748	283,946	308,694
	BNP Paribas Securities Corp.	General Electric Capital Corp.	400,000	USD	Sell	1.100%	Dec 2009	4.55%	—	(12,902)	(12,902)
	BNP Paribas Securities Corp.	International Lease Finance Corp.	800,000	USD	Buy	(1.600)%	Dec 2013	n/a	—	177,424	177,424
	BNP Paribas Securities Corp.	The Bear Stearns Companies, Inc.	3,000,000	USD	Buy	(0.810)%	Dec 2017	n/a	—	68,734	68,734
	Citibank N.A	The Bear Stearns Companies, Inc.	1,400,000	USD	Sell	0.720%	Sep 2012	0.99%	—	(12,915)	(12,915)
	Citibank N.A	Omnicom Group, Inc.	1,250,000	USD	Buy	(0.940)%	Jun 2016	n/a	—	155,082	155,082
	Citibank N.A	Masco Corp.	1,200,000	USD	Buy	(1.910)%	Dec 2016	n/a	—	148,033	148,033
	Citibank N.A	Wachovia Bank N.A.	2,000,000	USD	Buy	(2.325)%	Jun 2017	n/a	—	(160,186)	(160,186)
	Citibank N.A	Goldman Sachs Group, Inc.	2,000,000	USD	Buy	(1.130)%	Mar 2018	n/a	—	199,880	199,880
	Citibank N.A	Merrill Lynch & Co., Inc.	600,000	USD	Buy	(1.380)%	Jun 2018	n/a	—	(1,083)	(1,083)
	Credit Suisse International	The Bear Stearns Companies, Inc.	1,200,000	USD	Buy	(0.760)%	Dec 2017	n/a	—	32,113	32,113
	Credit Suisse International	The Hartford Financial Services Group, Inc.	5,500,000	USD	Buy	(5.000)%	Dec 2018	n/a	510,440	(619,415)	(108,975)
	Deutsche Bank AG	Masco Corp.	1,500,000	USD	Buy	(0.840)%	Dec 2012	n/a	—	192,015	192,015
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	2,000,000	USD	Buy	(0.600)%	Sep 2015	n/a	—	23,521	23,521
	Deutsche Bank AG	Home Depot, Inc.	1,250,000	USD	Buy	(1.565)%	Mar 2016	n/a	—	57,824	57,824
	Deutsche Bank AG	Cardinal Health, Inc.	1,500,000	USD	Buy	(0.590)%	Jun 2017	n/a	—	21,257	21,257
	Deutsche Bank AG	Home Depot, Inc.	1,000,000	USD	Buy	(2.100)%	Sep 2017	n/a	—	188,413	188,413
	Deutsche Bank AG	The Bear Stearns Companies, Inc.	1,000,000	USD	Buy	(0.870)%	Mar 2018	n/a	—	18,702	18,702
	Deutsche Bank AG	Genworth Financial, Inc.	100,000	USD	Buy	(0.980)%	Jun 2018	n/a	—	53,810	53,810
	Deutsche Bank AG	Spectra Energy Capital, LLC.	1,000,000	USD	Buy	(0.670)%	Jun 2018	n/a	—	27,404	27,404
	Deutsche Bank AG	Alcoa, Inc.	2,000,000	USD	Buy	(1.270)%	Sep 2018	n/a	—	562,118	562,118
	Deutsche Bank AG	The Hartford Financial Services Group, Inc.	10,000,000	USD	Buy	(5.000)%	Dec 2018	n/a	976,919	(1,175,055)	(198,136)
	Goldman Sachs	GMAC, LLC	1,200,000	USD	Sell	3.050%	Sep 2012	8.18%	—	(184,617)	(184,617)
	Goldman Sachs	Autozone, Inc.	1,800,000	USD	Buy	(0.380)%	Dec 2012	n/a	—	73,723	73,723
	Goldman Sachs	Kohl’s Corp.	1,800,000	USD	Buy	(0.590)%	Dec 2012	n/a	—	142,090	142,090
	Goldman Sachs	The TJX Companies, Inc.	1,800,000	USD	Buy	(0.380)%	Dec 2012	n/a	—	55,670	55,670
	Goldman Sachs	CDX.NA.IG.10	780,800	USD	Buy	(1.550)%	Jun 2013	n/a	10,418	7,094	17,512
	Goldman Sachs	Bank of America N.A.	1,000,000	USD	Buy	(2.910)%	Mar 2018	n/a	—	294,811	294,811
	Goldman Sachs	Telecom Italia SpA	800,000	USD	Buy	(1.550)%	Jun 2018	n/a	—	129,183	129,183
	Goldman Sachs	The Travelers Companies, Inc.	1,200,000	USD	Buy	(0.590)%	Jun 2018	n/a	—	41,365	41,365
	Goldman Sachs	Alcoa, Inc.	2,000,000	USD	Buy	(1.320)%	Sep 2018	n/a	—	556,489	556,489
	JPMorgan Chase Bank, NA	Qwest Capital Funding, Inc.	1,000,000	USD	Buy	(3.250)%	Sep 2009	n/a	—	60,879	60,879
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	1,376,780	USD	Buy	(2.750)%	Jun 2012	n/a	27,353	204,646	231,999
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.9	800,000	USD	Sell	6.510%	Dec 2012	n/a	—	(89,806)	(89,806)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.9	600,000	USD	Sell	6.690%	Dec 2012	n/a	—	(63,791)	(63,791)
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.9	12,200,000	USD	Buy	(0.600)%	Dec 2012	n/a	(4,219)	700,844	696,625
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.10	6,441,600	USD	Buy	(1.550)%	Jun 2013	n/a	(25,532)	169,821	144,289
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	1,979,600	USD	Buy	(2.750)%	Jun 2012	n/a	61,390	272,898	334,288
	Morgan Stanley Capital Services, Inc.	GMAC, LLC	600,000	USD	Sell	6.850%	Jun 2012	8.22%	—	(22,048)	(22,048)
	Morgan Stanley Capital Services, Inc.	Ford Motor Credit Company, LLC	900,000	USD	Sell	3.800%	Sep 2012	10.51%	—	(168,635)	(168,635)
	Morgan Stanley Capital Services, Inc.	The Goldman Sachs Group, Inc.	200,000	USD	Sell	0.750%	Sep 2012	3.02%	—	(14,937)	(14,937)
	Morgan Stanley Capital Services, Inc.	Staples, Inc.	1,100,000	USD	Buy	(0.530)%	Dec 2012	n/a	—	116,559	116,559
	Morgan Stanley Capital Services, Inc.	The Black & Decker Corp.	1,100,000	USD	Buy	(0.490)%	Dec 2012	n/a	—	54,068	54,068
	Morgan Stanley Capital Services, Inc.	The Sherwin-Williams Company	1,100,000	USD	Buy	(0.290)%	Dec 2012	n/a	—	49,228	49,228
	Morgan Stanley Capital Services, Inc.	V.F. Corp.	1,100,000	USD	Buy	(0.250)%	Dec 2012	n/a	—	39,078	39,078
	Morgan Stanley Capital Services, Inc.	Whirlpool Corp.	1,100,000	USD	Buy	(0.490)%	Dec 2012	n/a	—	118,009	118,009

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Real Return Bond Trust (continued)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.10	7,320,000	USD	Buy	(1.550)%	Jun 2013	n/a	($44,361)	$207,699	$163,338
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.11	4,300,000	USD	Buy	(1.500)%	Dec 2013	n/a	93,086	(8,999)	84,087
	Morgan Stanley Capital Services, Inc.	Pearson PLC	2,500,000	USD	Buy	(0.750)%	Jun 2014	n/a	—	102,097	102,097
	Morgan Stanley Capital Services, Inc.	American Electric Power Company, Inc.	600,000	USD	Buy	(0.470)%	Jun 2015	n/a	—	10,999	10,999
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	6,051,200	USD	Buy	(0.800)%	Dec 2017	n/a	108,874	198,715	307,589
	Morgan Stanley Capital Services, Inc.	Target Corp.	1,000,000	USD	Buy	(1.200)%	Mar 2018	n/a	—	73,623	73,623
	Morgan Stanley Capital Services, Inc.	Prologis	1,300,000	USD	Buy	(1.320)%	Jun 2018	n/a	—	500,068	500,068
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	2,500,000	USD	Buy	(0.885)%	Jun 2018	n/a	—	741,740	741,740
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3	2,400,000	USD	Sell	0.080%	Dec 2049	n/a	(398,931)	(320,447)	(719,378)
	The Royal Bank of Scotland PLC	General Electric Capital Corp.	400,000	USD	Sell	1.100%	Sep 2009	4.55%	—	(9,658)	(9,658)
	The Royal Bank of Scotland PLC	Firstenergy Corp.	1,000,000	USD	Buy	(0.500)%	Dec 2011	n/a	—	21,258	21,258
	The Royal Bank of Scotland PLC	Simon Property Group, L.P.	600,000	USD	Buy	(1.010)%	Dec 2015	n/a	—	155,839	155,839
	The Royal Bank of Scotland PLC	Macy’s, Inc	1,000,000	USD	Buy	(2.111)%	Dec 2016	n/a	—	184,319	184,319
	UBS AG	CDX.NA.HY.8	6,860,000	USD	Buy	(2.750)%	Jun 2012	n/a	221,997	936,426	1,158,423
	UBS AG	GMAC, LLC	1,100,000	USD	Buy	(4.850)%	Sep 2012	n/a	—	109,043	109,043
	UBS AG	Dominion Resources, Inc.	1,000,000	USD	Buy	(0.590)%	Mar 2014	n/a	—	17,469	17,469
									$2,007,100	$13,408,341	$15,415,441

Spectrum Income Trust
	JPMorgan Chase Bank, NA	Compagnie De Saint-Gobain	60,000	EUR	Buy	(0.240)%	Jun 2012	n/a	—	($11,614)	($11,614)
	JPMorgan Chase Bank, NA	Kelda Group PLC	50,000	EUR	Buy	(0.240)%	Jun 2012	n/a	—	1,683	1,683
	JPMorgan Chase Bank, NA	HALYK Bank	130,000	USD	Sell	2.750%	Dec 2012	11.01%	—	(43,259)	(43,259)
	JPMorgan Chase Bank, NA	Republic of Ukraine	250,000	USD	Sell	2.410%	Dec 2012	28.90%	—	(140,354)	(140,354)
	JPMorgan Chase Bank, NA	Rentokil Initial PLC	50,000	EUR	Buy	(2.580)%	Mar 2013	n/a	—	7,739	7,739
	JPMorgan Chase Bank, NA	United Utilities	100,000	EUR	Buy	(0.950)%	Mar 2013	n/a	—	1,336	1,336
	JPMorgan Chase Bank, NA	Electrolux AB	75,000	EUR	Buy	(1.180)%	Jun 2013	n/a	—	3,380	3,380
									>—	($181,089)	($181,089)

Total Return Trust
	Bank of America N.A.	General Motors Corp.	800,000	USD	Sell	4.500%	Dec 2012	81.10%	—	($619,980)	($619,980)
	Barclays Bank PLC	SLM Corp.	300,000	USD	Sell	5.100%	Jun 2009	11.54%	—	(8,369)	(8,369)
	Barclays Bank PLC	General Electric Capital Corp.	1,600,000	USD	Sell	0.770%	Jun 2010	4.50%	—	(82,857)	(82,857)
	Barclays Bank PLC	General Electric Capital Corp.	1,800,000	USD	Sell	1.020%	Sep 2010	4.48%	—	(99,927)	(99,927)
	Barclays Bank PLC	General Electric Capital Corp.	300,000	USD	Sell	0.935%	Dec 2010	4.46%	—	(18,570)	(18,570)
	Barclays Bank PLC	United Mexican States	1,000,000	USD	Sell	0.390%	Jan 2012	2.71%	—	(64,777)	(64,777)
	Barclays Bank PLC	Ford Motor Credit Company, LLC	2,500,000	USD	Sell	4.150%	Sep 2012	10.51%	—	(443,503)	(443,503)
	Barclays Bank PLC	Ford Motor Credit Company, LLC	500,000	USD	Sell	5.800%	Sep 2012	10.51%	—	(65,197)	(65,197)
	Barclays Bank PLC	GMAC, LLC	2,500,000	USD	Sell	3.650%	Sep 2012	8.18%	—	(338,796)	(338,796)
	Barclays Bank PLC	GMAC, LLC	1,900,000	USD	Sell	4.800%	Sep 2012	8.18%	—	(190,737)	(190,737)
	Barclays Bank PLC	American International Group, Inc.	500,000	USD	Sell	1.670%	Mar 2013	5.26%	—	(63,377)	(63,377)
	Barclays Bank PLC	American International Group, Inc.	4,800,000	USD	Sell	5.000%	Dec 2013	5.25%	($423,905)	382,687	(41,218)
	Barclays Bank PLC	CDX.EM.10	4,200,000	USD	Sell	3.350%	Dec 2013	n/a	(97,760)	(528,361)	(626,121)
	BNP Parabis	General Electric Capital Corp.	1,200,000	USD	Sell	0.940%	Dec 2010	4.46%	—	(76,961)	(76,961)
	BNP Parabis	General Motors Corp.	100,000	USD	Sell	4.800%	Dec 2012	81.10%	—	(77,183)	(77,183)
	Citibank N.A	General Electric Capital Corp.	900,000	USD	Sell	0.750%	Mar 2009	4.54%	—	(7,188)	(7,188)
	Citibank N.A	General Electric Capital Corp.	200,000	USD	Sell	1.100%	Mar 2010	4.52%	—	(7,957)	(7,957)
	Citibank N.A	General Electric Capital Corp.	100,000	USD	Sell	1.150%	Mar 2010	4.52%	—	(3,918)	(3,918)
	Citibank N.A	General Electric Capital Corp.	500,000	USD	Sell	1.120%	Dec 2010	4.46%	—	(30,393)	(30,393)
	Citibank N.A	CDX.NA.HY.8	900,000	USD	Sell	2.144%	Jun 2012	n/a	—	(153,117)	(153,117)
	Citibank N.A	CDX.NA.HY.8	500,000	USD	Sell	2.179%	Jun 2012	n/a	—	(84,523)	(84,523)
	Citibank N.A	CDX.NA.HY.8	8,337,523	USD	Sell	0.355%	Jun 2012	n/a	—	(582,778)	(582,778)
	Citibank N.A	CDX.NA.HY.8	4,904,425	USD	Sell	0.360%	Jun 2012	n/a	—	(342,074)	(342,074)
	Citibank N.A	CDX.NA.HY.8	2,059,859	USD	Sell	0.401%	Jun 2012	n/a	—	(141,132)	(141,132)
	Citibank N.A	GMAC, LLC	1,000,000	USD	Sell	3.720%	Sep 2012	8.18%	—	(133,380)	(133,380)
	Citibank N.A	General Electric Capital Corp.	1,500,000	USD	Sell	4.325%	Dec 2013	3.71%	—	39,813	39,813
	Deutsche Bank AG	General Electric Capital Corp.	200,000	USD	Sell	1.100%	Mar 2009	4.54%	—	(1,424)	(1,424)
	Deutsche Bank AG	General Electric Capital Corp.	1,900,000	USD	Sell	1.070%	Sep 2010	4.48%	—	(103,915)	(103,915)
	Deutsche Bank AG	General Electric Capital Corp.	500,000	USD	Sell	0.950%	Dec 2010	4.46%	—	(31,974)	(31,974)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Total Return Trust (continued)
	Deutsche Bank AG	General Electric Capital Corp.	700,000	USD	Sell	1.500%	Sep 2011	4.31%	—	($47,784)	($47,784)
	Deutsche Bank AG	Ford Motor Credit Company, LLC	1,100,000	USD	Sell	5.650%	Sep 2012	10.51%	—	(148,133)	(148,133)
	Deutsche Bank AG	GMAC, LLC	1,400,000	USD	Sell	4.000%	Sep 2012	8.18%	—	(174,757)	(174,757)
	Deutsche Bank AG	CDX.NA.IG.9	12,250,786	USD	Sell	0.705%	Dec 2012	n/a	—	60,647	60,647
	Deutsche Bank AG	General Motors Corp.	500,000	USD	Sell	4.600%	Dec 2012	81.10%	—	(386,963)	(386,963)
	Deutsche Bank AG	Berkshire Hathaway Fin.	2,000,000	USD	Sell	0.850%	Mar 2013	3.30%	—	(178,073)	(178,073)
	Deutsche Bank AG	General Motors Corp.	6,000,000	USD	Sell	7.700%	Mar 2013	79.34%	—	(4,464,526)	(4,464,526)
	Deutsche Bank AG	CDX.NA.IG.10	2,430,711	USD	Sell	0.530%	Jun 2013	n/a	—	(3,634)	(3,634)
	Deutsche Bank AG	CDX.NA.HY.10	300,000	USD	Buy	(5.000)%	Jun 2013	n/a	$19,448	27,634	47,082
	Deutsche Bank AG	CDX.NA.IG.11	3,400,000	USD	Sell	1.500%	Dec 2013	n/a	(78,678)	11,908	(66,770)
	Deutsche Bank AG	General Electric Capital Corp.	1,400,000	USD	Sell	4.900%	Dec 2013	3.71%	—	73,552	73,552
	Goldman Sachs	General Electric Capital Corp.	500,000	USD	Sell	0.830%	Dec 2009	4.55%	—	(17,442)	(17,442)
	Goldman Sachs	General Electric Capital Corp.	700,000	USD	Sell	0.900%	Dec 2010	4.46%	—	(45,415)	(45,415)
	Goldman Sachs	CDX.IG.10 5Y	3,014,082	USD	Sell	0.463%	Jun 2013	n/a	—	(13,089)	(13,089)
	Goldman Sachs	CDX.NA.IG.9	972,285	USD	Sell	0.548%	Dec 2017	n/a	—	2,451	2,451
	HSBC Bank USA	Ukraine	8,100,000	USD	Sell	0.730%	Apr 2009	36.44%	—	(811,022)	(811,022)
	HSBC Bank USA	United Mexican States	2,000,000	USD	Sell	0.180%	May 2009	1.47%	—	(9,541)	(9,541)
	HSBC Bank USA	Republic of Panama	1,400,000	USD	Sell	0.760%	Jan 2012	2.81%	—	(77,244)	(77,244)
	JPMorgan Chase Bank	Republic of Panama	700,000	USD	Sell	1.250%	Jan 2017	3.24%	—	(85,386)	(85,386)
	JPMorgan Chase Bank	CDX.NA.IG.9	2,139,026	USD	Sell	0.553%	Dec 2017	n/a	—	6,236	6,236
	Merrill Lynch Capital Services, Inc.	GMAC LLC	4,000,000	USD	Sell	1.850%	Sep 2009	9.74%	—	(217,484)	(217,484)
	Merrill Lynch Capital Services, Inc.	General Electric Capital Corp.	4,500,000	USD	Sell	1.080%	Dec 2009	4.55%	—	(146,021)	(146,021)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	2,000,000	USD	Sell	1.833%	Jun 2012	n/a	—	(359,513)	(359,513)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	1,000,000	USD	Sell	2.070%	Jun 2012	n/a	—	(172,421)	(172,421)
	Merrill Lynch Capital Services, Inc.	Federative Republic of Brazil	1,000,000	USD	Sell	1.950%	Apr 2016	3.21%	—	(71,073)	(71,073)
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	800,000	USD	Sell	0.950%	Jan 2009	4.53%	—	(913)	(913)
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	1,000,000	USD	Sell	2.080%	Jun 2012	n/a	—	(172,111)	(172,111)
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	600,000	USD	Sell	2.170%	Jun 2012	n/a	—	(101,595)	(101,595)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	4,800,000	USD	Sell	0.963%	Dec 2012	n/a	—	(35,792)	(35,792)
	Morgan Stanley Capital Services, Inc.	General Motors Corp.	200,000	USD	Sell	4.630%	Dec 2012	81.10%	—	(154,722)	(154,722)
	Morgan Stanley Capital Services, Inc.	GAZPROM	100,000	USD	Sell	2.180%	Feb 2013	9.87%	—	(22,575)	(22,575)
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.11	200,000	USD	Sell	5.000%	Dec 2013	n/a	(48,896)	8,922	(39,974)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	1,756,800	USD	Buy	(0.800)%	Dec 2017	n/a	161,020	(71,720)	89,300
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3	300,000	USD	Sell	0.080%	Dec 2049	n/a	(49,905)	(40,017)	(89,922)
	The Royal Bank of Scotland PLC	General Electric Capital Corp.	600,000	USD	Sell	1.100%	Sep 2009	4.55%	—	(14,486)	(14,486)
	UBS AG	Republic of Korea	1,000,000	USD	Sell	3.850%	Dec 2009	3.14%	—	8,453	8,453
	UBS AG	GAZPROM	1,000,000	USD	Sell	2.180%	Feb 2013	9.87%	—	(225,748)	(225,748)
									($518,676)	($11,949,265)	($12,467,941)

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment (received)/paid of ($7,621) for Global Bond Trust, $33,723 for Real Return Bond Trust and $709 for Total Return Trust, as a result of unsettled credit default swap contracts.

(1)  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

n/a — Implied credit spreads, as an indicator of the current status of the payment/performance risk only apply to swap contracts where the Portfolio is the seller of protection on corporate issues or sovereign issue of an emerging country.

FINANCIAL INSTRUMENTS, CONTINUED

BA-CDOR	Bankers’ Acceptances-Canadian Deposit Offering Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
CMS	Constant Maturity Swap
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
EURIBOR	Euro Interbank Offered Rate
FRCPXTOB	French CPI Ex Tobacco Daily Reference Index
LIBOR	London Interbank Offered Rate
UKRPI	United Kingdom Retail Price Index
3M KW-CDC	3 months Korean Won

Currency symbols are defined as follows:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
USD	U.S. Dollar

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Open forward foreign currency contracts as of December 31, 2008, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	BUYS
	Australian Dollar	5,177,000	1/15/2009	$260,776
	Australian Dollar	571,000	1/15/2009	34,558
	Brazilian Real	7,502	6/2/2009	(875)
	Canadian Dollar	105,000	1/14/2009	1,955
	Canadian Dollar	3,309,000	1/14/2009	6,479
	Chilean Peso	102,553,000	5/6/2009	(57,141)
	Chilean Peso	57,900,000	5/14/2009	384
	Chinese Yuan Renminbi	9,197,120	3/2/2009	24,755
	Chinese Yuan Renminbi	33,421,943	5/6/2009	(278,894)
	Chinese Yuan Renminbi	2,105,287	5/6/2009	806
	Chinese Yuan Renminbi	53,088,727	5/6/2009	(441,494)
	Chinese Yuan Renminbi	11,855,852	5/6/2009	(72,895)
	Chinese Yuan Renminbi	23,993,176	5/6/2009	(181,095)
	Chinese Yuan Renminbi	10,667,313	5/6/2009	(82,732)
	Chinese Yuan Renminbi	3,657,575	7/15/2009	(40,546)
	Chinese Yuan Renminbi	2,277,990	9/8/2009	(1,780)
	Chinese Yuan Renminbi	2,221,120	9/8/2009	26
	Chinese Yuan Renminbi	10,185,995	9/8/2009	(2,369)
	Chinese Yuan Renminbi	4,576,275	9/8/2009	(636)
	Chinese Yuan Renminbi	1,863,810	9/8/2009	(1,456)
	Chinese Yuan Renminbi	10,303,900	5/17/2010	(208,727)
	Chinese Yuan Renminbi	11,612,440	5/17/2010	(229,153)
	Danish Krone	28,767,000	2/5/2009	414,569
	Euro	326,000	1/13/2009	(871)
	Euro	15,644,000	1/13/2009	1,539,282
	Euro	1,628,000	1/13/2009	75,130
	Euro	19,973,000	1/13/2009	1,643,252
	Euro	134,983,000	1/13/2009	16,992,665
	Hong Kong Dollar	77,586	1/16/2009	12
	Hong Kong Dollar	87,135	1/16/2009	9
	Hungarian Forint	567,060	5/6/2009	376
	Indian Rupee	12,412,355	4/9/2009	6,071
	Indian Rupee	4,000,000	4/9/2009	1,481
	Indian Rupee	4,032,000	4/9/2009	2,133
	Indian Rupee	6,002,004	4/9/2009	2,262

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	BUYS
	Japanese Yen	5,456,802,000	1/8/2009	$2,929,331
	Japanese Yen	4,551,293,979	1/8/2009	2,968,891
	Japanese Yen	5,508,223,670	1/8/2009	2,729,132
	Japanese Yen	139,635,212	1/8/2009	8,484
	Japanese Yen	7,454,824,073	1/8/2009	2,990,434
	Japanese Yen	212,983,000	1/8/2009	(14,104)
	Japanese Yen	98,374,000	1/8/2009	(13,415)
	Japanese Yen	4,356,341,000	1/8/2009	2,348,175
	Malaysian Ringgit	1,449,248	2/12/2009	8,389
	Malaysian Ringgit	3,870,000	2/12/2009	7,887
	Malaysian Ringgit	1,437,665	2/12/2009	5,045
	Malaysian Ringgit	1,436,435	4/14/2009	4,554
	Malaysian Ringgit	1,679,080	4/14/2009	4,581
	Malaysian Ringgit	2,918,280	4/14/2009	12,212
	Malaysian Ringgit	1,477,140	4/14/2009	6,301
	Mexican Peso	828,596	5/19/2009	(18,047)
	Mexican Peso	57,895	5/19/2009	(298)
	Philippine Peso	9,300,000	2/6/2009	(12,211)
	Philippine Peso	33,230,000	2/6/2009	(1,172)
	Philippine Peso	11,130,000	2/6/2009	(15,185)
	Philippine Peso	15,648,500	2/6/2009	(16,804)
	Philippine Peso	3,500,000	2/6/2009	(5,592)
	Philippine Peso	12,500,000	2/6/2009	(17,634)
	Philippine Peso	3,400,000	2/6/2009	(5,484)
	Philippine Peso	1,278,300	5/6/2009	642
	Philippine Peso	31,914,300	5/6/2009	5,361
	Philippine Peso	9,700,000	5/6/2009	2,229
	Philippine Peso	2,300,000	12/24/2010	(6,356)
	Pound Sterling	193,499	1/13/2009	(8,777)
	Pound Sterling	988,000	1/13/2009	(123,856)
	Pound Sterling	3,882,000	1/13/2009	(185,310)
	Pound Sterling	645,282	1/13/2009	(52,614)
	Pound Sterling	4,555,000	1/13/2009	(240,323)
	Pound Sterling	4,528,000	1/13/2009	(404,856)
	Pound Sterling	1,026,000	1/13/2009	(54,160)
	Pound Sterling	4,252,000	1/13/2009	(249,621)
	Pound Sterling	3,806,000	1/13/2009	(203,969)
	Singapore Dollar	3,013,233	4/14/2009	21,426
	South African Rand	273,692	5/14/2009	3,835
	South Korean Won	1,065,120,705	2/9/2009	(187,256)
	Swedish Krona	28,338,000	2/5/2009	111,116
	Taiwan Dollar	21,597,993	2/9/2009	(44,668)
	Taiwan Dollar	9,600,000	2/9/2009	(20,809)
	Taiwan Dollar	15,400,000	2/9/2009	(30,030)
	Taiwan Dollar	9,600,000	2/9/2009	(20,603)
	Taiwan Dollar	4,900,000	2/9/2009	(10,548)
				$31,610,640

	SELLS
	Australian Dollar	361,737	1/15/2009	($25,446)
	Australian Dollar	137,796	1/15/2009	(9,834)
	Australian Dollar	168,645	1/15/2009	819
	Australian Dollar	13,856,933	1/22/2009	(1,030,067)
	Australian Dollar	828,052	1/29/2009	(64,606)
	Chinese Yuan Renminbi	1,312,187	3/2/2009	(24,567)
	Chinese Yuan Renminbi	7,579,000	5/6/2009	(26,483)
	Chinese Yuan Renminbi	3,573,000	5/6/2009	(32,710)
	Chinese Yuan Renminbi	4,209,000	5/6/2009	26,409
	Chinese Yuan Renminbi	2,878,000	5/6/2009	(34,690)
	Chinese Yuan Renminbi	1,218,000	5/6/2009	(12,795)
	Chinese Yuan Renminbi	177,525	7/15/2009	(1,168)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	SELLS
	Chinese Yuan Renminbi	345,000	7/15/2009	($3,762)
	Chinese Yuan Renminbi	2,992,237	9/8/2009	(51,549)
	Chinese Yuan Renminbi	3,052,415	5/17/2010	(55,706)
	Euro	193,499	1/13/2009	(32,681)
	Euro	5,913,272	1/13/2009	(531,355)
	Euro	4,568,859	1/13/2009	(454,283)
	Euro	2,859,915	1/13/2009	(322,103)
	Euro	420,519	1/13/2009	(39,415)
	Euro	3,357,821	1/13/2009	(318,869)
	Euro	2,090,268	1/13/2009	(173,272)
	Euro	2,723,392	1/13/2009	19,371
	Euro	13,180,668	1/13/2009	(684,035)
	Euro	4,343,895	1/13/2009	(342,981)
	Euro	9,015,946	1/13/2009	(336,963)
	Euro	1,627,156	1/13/2009	(151,439)
	Indian Rupee	512,000	4/9/2009	(23,454)
	Japanese Yen	2,965,000	1/8/2009	(136,281)
	Japanese Yen	1,762,000	1/8/2009	4,215
	Japanese Yen	2,033,000	1/8/2009	(123,556)
	Japanese Yen	8,656,000	1/8/2009	(305,411)
	Japanese Yen	894,633	1/8/2009	(8,816)
	Japanese Yen	3,101,000	1/8/2009	(139,922)
	Japanese Yen	12,542,784	1/8/2009	(301,007)
	Japanese Yen	4,102,000	1/8/2009	(136,123)
	Japanese Yen	26,000	1/8/2009	126
	Japanese Yen	5,577,349	1/8/2009	(242,528)
	Japanese Yen	988,000	1/13/2009	40,256
	Japanese Yen	731,000	1/13/2009	(44,728)
	Malaysian Ringgit	50,470	2/12/2009	(1,109)
	Malaysian Ringgit	1,580,000	2/12/2009	(64,464)
	Malaysian Ringgit	537,000	2/12/2009	(27,304)
	Malaysian Ringgit	735,000	2/12/2009	(28,921)
	Malaysian Ringgit	50,000	4/14/2009	(2,013)
	Malaysian Ringgit	1,023,000	4/14/2009	(23,024)
	Philippine Peso	2,566,000	2/6/2009	(192,094)
	Philippine Peso	47,589	12/24/2010	2,560
	Polish Zloty	8,419	5/6/2009	2,074
	Pound Sterling	326,000	1/13/2009	15,986
	Pound Sterling	946,761	1/13/2009	57,017
	Pound Sterling	4,842,885	1/13/2009	306,486
	Pound Sterling	3,611,626	1/13/2009	198,233
	Pound Sterling	1,850,502	1/13/2009	33,642
	Pound Sterling	2,103,930	1/13/2009	73,932
	Pound Sterling	151,122	1/13/2009	3,071
	Pound Sterling	793,058	1/13/2009	48,491
	Singapore Dollar	1,756,387	1/16/2009	(69,612)
	Singapore Dollar	252,865	4/14/2009	(12,998)
	South Korean Won	910,000	2/9/2009	141,298
	South Korean Won	11,489	2/9/2009	(2,052)
	South Korean Won	70,000	2/9/2009	(4,594)
	Taiwan Dollar	1,926,000	2/9/2009	83,426
				($5,593,378)

High Income Trust	BUYS
	Canadian Dollar	19,129	1/22/09	$132
				$132

	SELLS
	Canadian Dollar	2,708,861	1/22/09	$369,205
	Pound Sterling	1,147,734	1/22/09	242,435
				$611,640

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	BUYS
	Australian Dollar	1,660,000	3/18/2009	$59,802
	Brazilian Real	6,668,000	3/18/2009	23,243
	Canadian Dollar	1,370,000	3/18/2009	(11,401)
	Euro	4,380,000	3/18/2009	578,214
	Japanese Yen	111,500,000	3/18/2009	84,556
	Norwegian Krone	7,470,000	3/18/2009	(44,316)
				$690,098

	SELLS
	Australian Dollar	1,034,305	3/18/2009	($114,757)
	Brazilian Real	1,460,438	3/18/2009	97,598
	Brazilian Real	1,570,901	3/18/2009	152,162
	Canadian Dollar	1,076,283	3/18/2009	(34,026)
	Czech Koruna	1,555,165	3/18/2009	(21,679)
	Czech Koruna	1,095,044	3/18/2009	(14,388)
	Euro	5,559,315	3/18/2009	(513,171)
	Japanese Yen	1,183,388	3/18/2009	(48,664)
	Norwegian Krone	1,044,947	3/18/2009	(17,467)
				($514,392)

Real Return Bond Trust	BUYS
	Brazilian Real	7,718,980	2/3/09	($229,322)
	Chinese Yuan Renminbi	24,910,225	3/2/09	95,075
	Chinese Yuan Renminbi	31,373,250	3/2/09	134,942
	Chinese Yuan Renminbi	12,513,900	3/2/09	48,832
	Chinese Yuan Renminbi	7,495,450	5/6/09	839
	Chinese Yuan Renminbi	10,124,686	7/15/09	(110,931)
	Chinese Yuan Renminbi	8,814,420	7/15/09	(78,883)
	Chinese Yuan Renminbi	11,329,920	9/8/09	(47,549)
	Chinese Yuan Renminbi	3,654,085	9/8/09	(3,508)
	Chinese Yuan Renminbi	12,695,640	9/8/09	(50,771)
	Euro	1,557,000	1/13/09	195,937
	Japanese Yen	98,758,338	1/8/09	32,926
	Malaysian Ringgit	9,619,960	2/12/09	(232,775)
	Mexican Peso	313,904	5/19/09	(170)
	Mexican Peso	939,024	5/19/09	(20,452)
	Philippine Peso	14,800,000	2/6/09	(19,446)
	Philippine Peso	7,200,000	2/6/09	(11,687)
	Philippine Peso	17,770,000	2/6/09	(24,253)
	Philippine Peso	25,069,620	2/6/09	(26,902)
	Philippine Peso	5,600,000	2/6/09	(8,947)
	Philippine Peso	19,900,000	2/6/09	(28,090)
	Philippine Peso	5,500,000	2/6/09	(8,872)
	Philippine Peso	3,800,000	12/24/10	(10,501)
	Polish Zloty	8,181,640	5/6/09	(893,246)
	Pound Sterling	503,000	1/13/09	(29,839)
	Singapore Dollar	2,918,921	4/14/09	23,445
	Singapore Dollar	1,844,533	4/14/09	28,661
	Singapore Dollar	716,723	4/14/09	6,844
	Singapore Dollar	1,237,681	4/14/09	15,907
	Singapore Dollar	917,182	4/14/09	15,806
	Singapore Dollar	1,099,264	7/30/09	2,070
				($1,234,860)

	SELLS
	Australian Dollar	627,694	1/15/09	($22,021)
	Brazilian Real	633,834	2/3/09	(53,228)
	Chinese Yuan Renminbi	3,863,000	3/2/09	(64,464)
	Chinese Yuan Renminbi	1,944,910	3/2/09	(39,523)
	Chinese Yuan Renminbi	4,029,000	3/2/09	(58,451)
	Euro	223,958	1/13/09	(21,988)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust, continued	SELLS
	Euro	14,185,631	1/13/09	($1,414,594)
	Japanese Yen	7,717,878	1/8/09	(394,929)
	Japanese Yen	55,843	1/8/09	(2,992)
	Japanese Yen	7,641,793	1/8/09	(368,524)
	Japanese Yen	114,714	1/8/09	(2,647)
	Japanese Yen	14,169,617	1/8/09	(728,789)
	Malaysian Ringgit	2,730,515	2/12/09	(19,411)
	Philippine Peso	2,160,544	2/6/09	(22,227)
	Philippine Peso	78,626	12/24/10	4,230
	Polish Zloty	2,591,269	5/6/09	(59,919)
	Pound Sterling	2,885,745	1/13/09	87,459
	Pound Sterling	2,460,718	1/13/09	74,652
	Pound Sterling	2,182,799	1/13/09	66,963
	Swiss Franc	848,760	3/5/09	(101,991)
				($3,142,394)

Spectrum Income Trust	BUYS
	Australian Dollar	113,881	2/20/09	$4,967
	Brazilian Real	3,052,500	1/5/09	11,131
	Brazilian Real	588,205	1/20/09	15,889
	Canadian Dollar	1,282,243	2/20/09	(7,819)
	Czech Koruna	5,551,983	2/20/09	13,555
	Danish Krone	1,397,363	2/20/09	24,049
	Euro	215,779	2/20/09	30,207
	Euro	464,000	2/20/09	60,289
	Euro	8,756,508	2/20/09	979,159
	Hungarian Forint	58,300,000	1/20/09	11,378
	Hungarian Forint	37,372,637	2/20/09	7,297
	Japanese Yen	603,033,526	2/20/09	381,711
	Norwegian Krone	1,194,071	2/20/09	1,436
	Polish Zloty	550,675	2/20/09	4,631
	Pound Sterling	223,716	2/20/09	(15,989)
	South Korean Won	1,068,559,025	1/20/09	58,190
	South Korean Won	1,453,440,000	2/20/09	89,906
	Swedish Krona	6,011,808	2/20/09	28,192
	Taiwan Dollar	29,003,700	2/13/09	(49,221)
	Taiwan Dollar	7,618,700	4/10/09	(1,929)
	Turkish Lira	678,209	2/20/09	30,304
				$1,677,333

	SELLS
	Australian Dollar	192,000	2/20/09	($24,435)
	Brazilian Real	1,402,159	1/5/09	93,197
	Brazilian Real	205,000	1/15/09	39,008
	Brazilian Real	2,913,032	1/20/09	17,717
	Brazilian Real	2,097,806	2/3/09	(59,328)
	Brazilian Real	4,657,161	2/20/09	991,208
	Canadian Dollar	989,000	2/20/09	333
	Czech Koruna	215,779	2/20/09	(17,822)
	Euro	3,325,000	1/15/09	(148,492)
	Euro	3,747,381	2/20/09	(380,168)
	Hungarian Forint	1,241,103	1/15/09	(80,296)
	Hungarian Forint	261,084	1/20/09	(43,259)
	Hungarian Forint	639,122	2/20/09	(71,923)
	Japanese Yen	2,943,646	1/15/09	(35,531)
	Japanese Yen	3,938,526	2/20/09	(33,340)
	Malaysian Ringgit	531,000	1/12/09	(20,623)
	Mexican Peso	2,659,949	1/20/09	32,826
	Mexican Peso	1,372,512	2/20/09	71,252

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income Trust, continued	SELLS
	Polish Zloty	464,000	2/20/09	($11,893)
	Pound Sterling	2,685,261	2/20/09	111,216
	South African Rand	28,121	2/20/09	(3,498)
	South Korean Won	149,000	1/20/09	(12,753)
	Swedish Krona	237,681	2/20/09	(4,269)
	Taiwan Dollar	909,471	2/13/09	23,691
	Taiwan Dollar	228,584	4/10/09	(4,487)
	Turkish Lira	617,855	1/20/09	(83,648)
	Turkish Lira	1,286,001	2/20/09	(73,327)
				$271,356

Strategic Bond Trust	BUYS
	Euro	11,000,000	2/3/09	$669,673
				$669,673

	SELLS
	Euro	14,025,440	2/3/09	($1,244,313)
				($1,244,313)

Strategic Income Trust	BUYS
	Australian Dollar	1,135,000	1/22/09	$12,137
	Australian Dollar	1,135,000	1/22/09	18,380
	Australian Dollar	7,541,000	1/22/09	357,710
	Australian Dollar	7,300,000	2/17/09	52,988
	Canadian Dollar	5,656,039	2/17/09	(321,738)
				$119,477

	SELLS
	Australian Dollar	1,574,699	1/22/09	($4,753)
	Australian Dollar	944,774	1/22/09	155,048
	Australian Dollar	4,099,840	1/22/09	(357,414)
	Australian Dollar	4,853,471	2/17/09	(211,698)
	Canadian Dollar	25,857,174	1/22/09	3,596,451
	Canadian Dollar	29,746,198	1/22/09	3,436,225
	Canadian Dollar	3,380,968	1/22/09	8,753
	Euro	58,123,812	1/22/09	1,702,166
	Euro	9,346,250	1/22/09	(1,038,860)
	Euro	1,515,600	1/22/09	(151,129)
	New Zealand Dollar	23,578,610	1/22/09	3,505,086
	New Zealand Dollar	3,792,315	1/22/09	(189,584)
	New Zealand Dollar	1,004,720	1/22/09	(102,496)
	Pound Sterling	12,802,533	1/22/09	2,760,495
	Pound Sterling	2,093,450	1/22/09	74,490
				$13,182,780

Total Return Trust	BUYS
	Brazilian Real	24,395,782	2/3/09	($125,137)
	Chilean Peso	433,084,250	5/14/09	2,870
	Chinese Yuan Renminbi	18,851,124	7/15/09	(194,502)
	Chinese Yuan Renminbi	58,741,867	7/15/09	(609,805)
	Chinese Yuan Renminbi	17,526,568	7/15/09	(161,514)
	Chinese Yuan Renminbi	18,563,256	7/15/09	(203,115)
	Chinese Yuan Renminbi	6,136,325	9/8/09	(2,820)
	Chinese Yuan Renminbi	3,956,370	9/8/09	47
	Chinese Yuan Renminbi	17,946,895	9/8/09	(4,153)
	Chinese Yuan Renminbi	8,043,150	9/8/09	(1,117)
	Chinese Yuan Renminbi	3,244,410	9/8/09	(2,535)
	Euro	2,066,000	1/13/09	131,558

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	Euro	636,411	1/13/09	($28,412)
	Euro	451,200	1/13/09	(2,072)
	Euro	1,057,700	1/13/09	45,556
	Euro	1,058,214	1/13/09	26,748
	Euro	837,500	1/13/09	53,991
	Euro	2,700,000	1/13/09	339,774
	Indian Rupee	184,515,765	4/9/09	88,215
	Indian Rupee	63,000,000	4/9/09	23,326
	Indian Rupee	63,504,000	4/9/09	33,593
	Indian Rupee	94,031,396	4/9/09	35,444
	Indonesian Rupiah	4,334,800,000	3/31/09	(34,041)
	Indonesian Rupiah	4,465,600,000	3/31/09	(33,105)
	Indonesian Rupiah	1,638,400,000	3/31/09	(14,121)
	Indonesian Rupiah	2,914,600,000	3/31/09	(492)
	Indonesian Rupiah	1,079,000,000	3/31/09	(3,929)
	Japanese Yen	46,160,000	1/8/09	24,780
	Japanese Yen	37,085,000	1/8/09	24,689
	Japanese Yen	44,800,000	1/8/09	22,738
	Japanese Yen	90,652,000	1/8/09	48,864
	Malaysian Ringgit	2,709,620	2/12/09	16,303
	Malaysian Ringgit	3,290,000	2/12/09	6,705
	Malaysian Ringgit	14,927,050	2/12/09	(225,650)
	Malaysian Ringgit	1,226,225	4/14/09	3,887
	Malaysian Ringgit	1,434,240	4/14/09	3,920
	Malaysian Ringgit	2,461,200	4/14/09	10,300
	Malaysian Ringgit	2,852,100	4/14/09	23,113
	Philippine Peso	23,100,000	2/6/09	(30,355)
	Philippine Peso	92,840,000	2/6/09	(755)
	Philippine Peso	27,710,000	2/6/09	(37,818)
	Philippine Peso	39,095,040	2/6/09	(41,966)
	Philippine Peso	8,800,000	2/6/09	(14,060)
	Philippine Peso	30,900,000	2/6/09	(43,598)
	Philippine Peso	8,600,000	2/6/09	(13,872)
	Philippine Peso	3,640,400	5/6/09	1,829
	Philippine Peso	89,452,900	5/6/09	14,946
	Philippine Peso	26,675,000	5/6/09	6,130
	Philippine Peso	5,900,000	12/24/10	(16,305)
	Pound Sterling	4,000,000	1/13/09	(24,684)
	Pound Sterling	2,403,000	1/13/09	(142,549)
	Singapore Dollar	3,409,936	1/16/09	45,992
	Singapore Dollar	5,941,160	4/14/09	48,512
	Singapore Dollar	4,066,542	4/14/09	58,996
	Singapore Dollar	2,077,034	4/14/09	19,835
	Singapore Dollar	2,174,340	4/14/09	27,945
	Singapore Dollar	1,627,258	4/14/09	28,042
	Singapore Dollar	1,938,176	7/30/09	3,650
				($790,184)

	SELLS
	Australian Dollar	191,391	1/15/09	($18,217)
	Australian Dollar	2,613,470	1/22/09	(194,275)
	Brazilian Real	2,713,000	2/3/09	(92,378)
	Brazilian Real	411,000	2/3/09	373
	Brazilian Real	1,638,000	2/3/09	(75,090)
	Brazilian Real	2,500,000	2/3/09	(64,955)
	Brazilian Real	3,410,785	2/3/09	(21,561)
	Chilean Peso	672,230	5/14/09	7,657
	Chinese Yuan Renminbi	1,457,000	7/15/09	(45,458)
	Chinese Yuan Renminbi	1,543,000	7/15/09	(33,195)
	Chinese Yuan Renminbi	4,007,800	7/15/09	(59,191)
	Chinese Yuan Renminbi	591,327	7/15/09	(17,434)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	SELLS
	Chinese Yuan Renminbi	1,474,792	7/15/09	($45,902)
	Euro	27,905,606	1/13/09	(2,794,611)
	Indian Rupee	969,000	4/9/09	(71,036)
	Indian Rupee	842,696	4/9/09	(56,799)
	Indian Rupee	6,075,000	4/9/09	(236,465)
	Indonesian Rupiah	395,820	3/31/09	(34,141)
	Indonesian Rupiah	389,829	3/31/09	(35,360)
	Indonesian Rupiah	394,122	3/31/09	(35,750)
	Malaysian Ringgit	1,633,200	2/12/09	(61,577)
	Malaysian Ringgit	891,500	2/12/09	(41,627)
	Malaysian Ringgit	434,577	2/12/09	(21,610)
	Malaysian Ringgit	1,914,692	2/12/09	(74,331)
	Malaysian Ringgit	929,300	2/12/09	(38,990)
	Malaysian Ringgit	661,971	4/14/09	(37,250)
	Malaysian Ringgit	323,452	4/14/09	(18,668)
	Malaysian Ringgit	1,187,606	4/14/09	(72,273)
	Philippine Peso	1,623,692	2/6/09	(74,220)
	Philippine Peso	3,008,000	2/6/09	(136,867)
	Philippine Peso	2,372,589	5/6/09	(124,383)
	Philippine Peso	122,077	12/24/10	6,568
	Pound Sterling	8,244,359	1/13/09	243,853
	Pound Sterling	12,826,861	1/13/09	389,135
	Pound Sterling	11,376,655	1/13/09	349,008
	Singapore Dollar	1,492,140	1/16/09	(34,343)
	Singapore Dollar	790,116	1/16/09	(49,393)
	Singapore Dollar	2,686,411	4/14/09	(130,853)
	Singapore Dollar	1,805,000	4/14/09	(93,319)
	Singapore Dollar	4,185,317	4/14/09	(221,684)
	Singapore Dollar	1,797,000	4/14/09	(93,090)
	Singapore Dollar	1,273,975	7/30/09	(69,676)
				($4,329,378)

Bond Forward  A forward contract is a contractual agreement made directly between two parties to buy or sell an underlying asset, usually a government bond, at an agreed-upon price and date in the future. In a forward transaction, no cash changes hands up-front. If the transaction is collateralized, exchange of margin will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the maturity of the contract. Consequently, counterparty credit risk can accumulate over the life of the contract. However, because no cash changes hands up-front, the amount of counterparty credit risk is limited to the mark-to-market amount of the contract, rather than the contract’s full notional value. Forward contracts trade in the over-the-counter market in the same way physical bonds trade, and liquidity is typically identical to the underlying physical bond on which the forward contract is based.

The Portfolios had the following bond forward contracts open at December 31, 2008:

PORTFOLIO	DESCRIPTION		PRINCIPAL AMOUNT	SETTLEMENT DATE	VALUE AT TRADE DATE	VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust
	Federal Republic of Germany 4.25% due 7/4/2018	EUR	8,500,000	1/16/2009	$12,276,626	$12,313,086	$36,460
	Government of United Kingdom 5.00% due 7/3/2018	GBP	8,800,000	2/18/2009	14,715,870	15,328,425	612,555
	US Treasury Note 4.625% due 1/16/2009	USD	(12,175,000)	1/15/2009	(14,291,885)	(14,644,026)	(352,141)
	US Treasury Note 4.75% due 1/16/2009	USD	(16,400,000)	1/15/2009	(19,330,045)	(19,951,454)	(621,409)
							($324,535)

4.  RISKS & UNCERTAINTIES

Fixed Income Risk  Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and Counterparty Risk  The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a Portfolio to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolio will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Portfolio will succeed in enforcing them.

Mortgage Securities Risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities, including sub-prime mortgage securities. The value of these securities is sensitive to change in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts to the market’s perception of the issuers and changes in interest rates.

RISKS & UNCERTAINTIES, CONTINUED

Concentration Risk  The Portfolios may concentrate investments in a particular industry or sector of the economy. Accordingly, the concentration may make the Portfolios’ value more volatile, and investment values may rise and fall more rapidly. In addition, a Portfolio with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Risks Associated with Foreign Investments  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash, securities or other assets of the Portfolio, political or financial instability, or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Investing in High Yield Securities  Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. The Portfolio may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Emerging Markets Risk  Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

Floating Rate Loan Liquidity Risk  Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

5.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from each of the Portfolios. The Portfolios are not responsible for payment of the subadvisory fees. Advisory fees charged to the Portfolios are as follows:

Portfolio	Average Net Assets — All Asset Levels*
Active Bond Trust	0.600%
Global Bond Trust	0.700

Portfolio	First $1 billion of Aggregate Net Assets*	Excess over $1 billion of Aggregate Net Assets*
Real Return Bond Trust	0.700%	0.650%
Total Return Trust[1]	0.700	0.675

1	Until May 1, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to 0.70% of the Portfolio’s average net assets.

Portfolio	First $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
High Yield Trust	0.700%	0.650%
Investment Quality Bond Trust	0.600	0.550
Money Market Trust	0.500	0.470
Money Market Trust B	0.500	0.470
Strategic Bond Trust	0.700	0.650
Strategic Income Trust	0.725	0.650
U.S. Government Securities Trust	0.620	0.550

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Excess Over $400 million of Aggregate Net Assets*
Core Bond Trust	0.690%	0.640%	0.570%

Portfolio	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Spectrum Income Trust	0.800%	0.725%

Portfolio	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess over $2.5 billion of Aggregate Net Assets*
High Income Trust	0.725%	0.675%	0.650%	0.600%

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
Income Trust	1.075%	0.915%	0.825%	0.800%

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $250 million of Aggregate Net Assets*	Excess over $250 million of Aggregate Net Assets*
Short-Term Bond Trust	0.600%	0.575%	0.550%

Portfolio	First $1.1 billion of Aggregate Net Assets*	Next $0.9 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Floating Rate Income Trust[1]	0.700%	0.675%	0.650%

1	Until October 1, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to 0.70% of the Portfolio’s average net assets.

Portfolio	First $200 million of Aggregate Net Assets*	Excess Over $200 million of Aggregate Net Assets*
U.S. High Yield Bond Trust	0.750%	0.720%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust, but also include the net assets of a similar series of John Hancock Funds II. John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
Active Bond Trust	Declaration Management and Research, LLC and MFC Global Management (U.S.), LLC*
Core Bond Trust	Wells Capital Management, Incorporated
Floating Rate Income Trust	Western Asset Management Company
Global Bond Trust	Pacific Investment Management Company, LLC
High Income Trust	MFC Global Investment Management (U.S.), LLC*
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	MFC Global Investment Management (U.S.A.) Limited*
Money Market Trust B	MFC Global Investment Management (U.S.A.) Limited*
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short-Term Bond Trust	Declaration Management and Research, LLC*
Spectrum Income Trust	T. Rowe Price Associates, Inc.
Strategic Bond Trust	Western Asset Management Company
Strategic Income Trust	MFC Global Investment Management (U.S.), LLC*
Total Return Trust	Pacific Investment Management Company, LLC

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	Subadviser
U.S. Government Securities Trust	Western Asset Management Company
U.S. High Yield Bond Trust	Wells Capital Management, Incorporated

*	An affiliate of the Adviser.

The investment management fees incurred for year ended December 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.60%	Money Market Trust B	0.49%
Core Bond Trust	0.64%	Real Return Bond Trust	0.68%
Floating Rate Income Trust	0.70%	Short-Term Bond Trust	0.59%
Global Bond Trust	0.70%	Spectrum Income Trust	0.73%
High Income Trust	0.67%	Strategic Bond Trust	0.67%
High Yield Trust	0.66%	Strategic Income Trust	0.69%
Income Trust	0.81%	Total Return Trust	0.69%
Investment Quality Bond Trust	0.59%	U.S. Government Securities Trust	0.61%
Money Market Trust	0.47%	U.S. High Yield Bond Trust	0.73%

Expense Reimbursements  The Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of Active Bond, Core Bond, Floating Rate Income, High Income, High Yield, Investment Quality Bond, Money Market, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond and 0.75% of the average net assets of Global Bond. This voluntary expense reimbursement was terminated on May 1, 2008.

The Adviser has contractually agreed to waive advisory fees or for Income if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation, and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.10% of average daily net assets. The expense reimbursement shall continue in effect until May 1, 2010, and thereafter, until termination by the Adviser on notice of the Trust.

The Adviser has contractually agreed to waive its advisory fee on Money Market B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market B Portfolio’s average net assets (excluding extraordinary expenses not incurred in the ordinary course of the Portfolio’s business). The expense cap will remain in effect until May 1, 2009, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement. The amount of this waiver was $1,687,039 for the year ended December 31, 2008 and is shown as a reduction of total expenses in the Statement of Operations.

The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios include all portfolios of the Trust covered in this report, with the exception of Money Market B. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement is effective through May 1, 2009 and thereafter may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust. In addition, the Adviser agreed to waive a portion of its advisory fee for Spectrum Income. For the year ended December 31, 2008, the waivers amounted to $42,258, $5,008, $5,999, $20,667, $7,503, $32,491, $7,382, $7,596, $69,895, $18,903, $3,921, $291,468, $11,850, $8,660, $39,513, $6,036 and $8,382 for Active Bond, Core Bond, Floating Rate Income, Global Bond, High Income, High Yield, Income, Investment Quality Bond, Money Market, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond, respectively. These expense reimbursements are shown as a reduction of total expenses in the Statement of Operations.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Total Return in the amount of $106,535 from February 4, 2008, until May 1, 2008, when the new advisory fee structure began.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets, with the exception of Money Market B, in which the effective rate was 0.01%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

7.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

8.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2008 and 2007, were as follows:

Active Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	257,360	$2,313,037	530,093	$5,140,133
Distributions reinvested	630,019	5,125,318	1,146,952	10,887,346
Repurchased	(3,262,203)	(29,067,890)	(3,341,418)	(32,515,974)
Net increase (decrease)	(2,374,824)	($21,629,535)	(1,664,373)	($16,488,495)
Series II shares
Sold	—	—	9,083,483	$87,311,216
Distributions reinvested	2,648,065	$21,569,328	4,962,173	47,063,261
Repurchased	(22,312,450)	(197,103,147)	(10,686,085)	(103,230,868)
Net increase (decrease)	(19,664,385)	($175,533,819)	3,359,571	$31,143,609
Series NAV shares
Sold	21,154,538	$185,582,541	14,099,218	$137,431,145
Distributions reinvested	12,744,456	103,299,322	17,193,841	163,200,339
Repurchased	(19,919,343)	(175,911,133)	(11,579,725)	(112,702,325)
Net increase (decrease)	13,979,651	$112,970,730	19,713,334	$187,929,159
Net increase (decrease)	(8,059,558)	($84,192,624)	21,408,532	$202,584,273

Core Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	82,556	$1,020,912	7,602	$96,594
Distributions reinvested	3,755	46,193	771	9,595
Repurchased	(5,626)	(71,336)	(6,691)	(85,602)
Net increase (decrease)	80,685	$995,769	1,682	$20,587
Series II shares
Sold	851,972	$10,712,410	344,061	$4,341,494
Distributions reinvested	33,172	408,387	16,392	204,218
Repurchased	(448,385)	(5,614,030)	(188,102)	(2,366,721)
Net increase (decrease)	436,759	$5,506,767	172,351	$2,178,991
Series NAV shares
Sold	7,434,135	$91,812,802	4,620,759	$57,993,640
Distributions reinvested	1,059,881	13,067,224	1,488,965	18,515,340
Repurchased	(10,632,878)	(130,453,823)	(955,548)	(12,021,453)
Net increase (decrease)	(2,138,862)	($25,573,797)	5,154,176	$64,487,527
Net increase (decrease)	(1,621,418)	($19,071,261)	5,328,209	$66,687,105

Floating Rate Income Trust	Period ended 12/31/08[1]
	Shares	Amount
Series NAV shares
Sold	67,750,757	$795,248,706
Distributions reinvested	2,502,385	22,196,152
Repurchased	(3,065,099)	(35,815,983)
Net increase (decrease)	67,188,043	$781,628,875

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

Global Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,312,811	$36,904,087	1,040,771	$15,687,825
Distributions reinvested	48,076	784,606	567,452	8,363,481
Repurchased	(3,236,544)	(48,943,304)	(1,604,052)	(23,789,685)
Net increase (decrease)	(875,657)	($11,254,611)	4,171	$261,621
Series II shares
Sold	3,365,054	$52,953,243	3,273,142	$48,162,296
Distributions reinvested	82,217	1,336,848	1,076,674	15,833,728
Repurchased	(6,941,582)	(104,908,733)	(2,366,239)	(35,223,114)
Net increase (decrease)	(3,494,311)	($50,618,642)	1,983,577	$28,772,910
Series NAV shares
Sold	10,297,500	$153,928,649	14,320,998	$210,624,919
Distributions reinvested	323,332	5,260,606	4,285,237	63,074,133
Repurchased	(30,107,299)	(470,771,610)	(6,493,488)	(98,951,789)
Net increase (decrease)	(19,486,467)	($311,582,355)	12,112,747	$174,747,263
Net increase (decrease)	(23,856,435)	($373,455,608)	14,100,495	$203,781,794

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

High Income Trust	Year ended 12/31/08		Year ended 12/31/07[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	297,823	$2,621,774	872,819	$12,081,915
Distributions reinvested	21,367	129,664	9,185	110,308
Repurchased	(164,607)	(1,665,513)	(774,927)	(10,551,333)
Net increase (decrease)	154,583	$1,085,925	107,077	$1,640,890
Series NAV shares
Sold	20,270,989	$173,009,446	8,259,646	$114,622,421
Distributions reinvested	8,476,397	52,109,537	4,357,830	54,850,120
Repurchased	(860,771)	(6,325,357)	(654,428)	(9,229,383)
Net increase (decrease)	27,886,615	$218,793,626	11,963,048	$160,243,158
Net increase (decrease)	28,041,198	$219,879,551	12,070,125	$161,884,048

1	Period from 5-1-07 (commencement of operations) to 12-31-07 for Series II shares.

High Yield Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,322,465	$25,052,971	3,121,978	$32,090,443
Distributions reinvested	1,180,947	7,185,386	1,653,552	16,396,868
Repurchased	(5,446,331)	(46,961,541)	(7,639,857)	(78,801,576)
Net increase (decrease)	(942,919)	($14,723,184)	(2,864,327)	($30,314,265)
Series II shares
Sold	4,803,379	$33,804,075	1,681,713	$17,306,380
Distributions reinvested	809,159	4,954,775	1,091,103	10,871,185
Repurchased	(4,021,426)	(35,648,330)	(4,233,705)	(43,759,988)
Net increase (decrease)	1,591,112	$3,110,520	(1,460,889)	($15,582,423)
Series NAV shares
Sold	33,440,402	$237,820,813	44,072,914	$456,399,276
Distributions reinvested	28,700,913	168,973,777	23,435,736	229,520,177
Repurchased	(23,406,813)	(201,808,846)	(10,299,629)	(104,369,089)
Net increase (decrease)	38,734,502	$204,985,744	57,209,021	$581,550,364
Net increase (decrease)	39,382,695	$193,373,080	52,883,805	$535,653,676

Income Trust	Year ended 12/31/08		Period ended 12/31/07[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	15,890,400	$174,803,991	31,536,293	$394,579,288
Distributions reinvested	3,179,746	25,290,703	342,663	4,146,221
Repurchased	(3,219,884)	(31,490,368)	(587,316)	(7,223,989)
Net increase (decrease)	15,850,262	$168,604,326	31,291,640	$391,501,520

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Investment Quality Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	732,979	$7,958,079	554,397	$6,386,710
Distributions reinvested	929,007	9,729,684	1,352,647	15,249,605
Repurchased	(2,791,020)	(30,858,809)	(3,129,000)	(35,996,064)
Net increase (decrease)	(1,129,034)	($13,171,046)	(1,221,956)	($14,359,749)
Series II shares
Sold	1,249,471	$14,083,791	2,340,348	$26,935,080
Distributions reinvested	825,071	8,650,108	1,220,073	13,750,221
Repurchased	(5,402,154)	(58,877,849)	(1,558,645)	(17,820,350)
Net increase (decrease)	(3,327,612)	($36,143,950)	2,001,776	$22,864,951
Series NAV shares
Sold	3,273,512	$36,825,342	1,908,030	$21,884,320
Distributions reinvested	692,468	7,248,010	897,765	10,100,192
Repurchased	(4,809,854)	(50,232,392)	(691,389)	(7,839,069)
Net increase (decrease)	(843,874)	($6,159,040)	2,114,406	$24,145,443
Net increase (decrease)	(5,300,520)	($55,474,036)	2,894,226	$32,650,645

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Money Market Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	151,815,134	$1,518,151,349	66,892,264	$668,922,644
Distributions reinvested	5,076,275	50,762,752	11,011,289	110,112,892
Repurchased	(36,516,771)	(365,167,714)	(59,147,367)	(591,473,673)
Net increase (decrease)	120,374,638	$1,203,746,387	18,756,186	$187,561,863
Series II shares
Sold	119,072,461	$1,190,724,589	50,063,717	$500,637,165
Distributions reinvested	1,289,501	12,895,006	1,907,474	19,074,742
Repurchased	(18,706,333)	(187,063,329)	(37,223,649)	(372,236,488)
Net increase (decrease)	101,655,629	$1,016,556,266	14,747,542	$147,475,419
Net increase (decrease)	222,030,267	$2,220,302,653	33,503,728	$335,037,282

Money Market Trust B	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	591,244,014	$591,244,014	367,751,332	$367,751,332
Distributions reinvested	14,203,358	14,203,358	25,690,053	25,690,053
Repurchased	(254,147,228)	(254,147,228)	(261,218,516)	(261,218,516)
Net increase (decrease)	351,300,144	$351,300,144	132,222,869	$132,222,869

Real Return Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	666,876	$8,897,819	385,924	$5,066,855
Distributions reinvested	24,294	331,616	42,249	561,827
Repurchased	(672,333)	(8,505,162)	(108,782)	(1,431,830)
Net increase (decrease)	18,837	$724,273	319,391	$4,196,852
Series II shares
Sold	4,175,567	$57,178,648	899,987	$11,781,957
Distributions reinvested	250,017	3,385,235	492,738	6,480,870
Repurchased	(4,283,864)	(55,169,738)	(2,383,014)	(31,039,260)
Net increase (decrease)	141,720	$5,394,145	(990,289)	($12,776,433)
Series NAV shares
Sold	32,974,215	$397,438,046	21,015,875	$272,836,959
Distributions reinvested	2,038,218	27,556,707	5,417,270	71,225,485
Repurchased	(34,162,396)	(453,100,088)	(11,231,176)	(149,595,023)
Net increase (decrease)	850,037	($28,105,335)	15,201,969	$194,467,421
Net increase (decrease)	1,010,594	($21,986,917)	14,531,071	$185,887,840

Short-Term Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	905,336	$8,176,715	2,039,146	$20,295,646
Distributions reinvested	1,222,704	8,473,341	2,737,594	26,281,615
Repurchased	(14,782,151)	(130,003,073)	(8,344,905)	(82,054,737)
Net increase (decrease)	(12,654,111)	($113,353,017)	(3,568,165)	($35,477,476)

Spectrum Income Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	20,386,873	$253,874,764	15,746,650	$215,192,167
Distributions reinvested	6,493,605	74,416,361	6,049,330	80,459,252
Repurchased	(14,498,757)	(179,382,776)	(4,043,946)	(55,277,176)
Net increase (decrease)	12,381,721	$148,908,349	17,752,034	$240,374,243

Strategic Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	172,233	$1,683,835	830,557	$9,560,005
Distributions reinvested	880,554	7,561,474	1,307,556	14,728,960
Repurchased	(4,292,109)	(42,487,283)	(2,808,851)	(32,481,212)
Net increase (decrease)	(3,239,322)	($33,241,974)	(670,738)	($8,192,247)
Series II shares
Sold	351,745	$3,496,296	726,709	$8,359,779
Distributions reinvested	611,827	5,237,712	832,289	9,372,411
Repurchased	(2,927,255)	(28,921,422)	(1,787,673)	(20,650,953)
Net increase (decrease)	(1,963,683)	($20,187,414)	(228,675)	($2,918,763)
Series NAV shares
Sold	11,328,955	$108,960,911	12,456,193	$144,270,389
Distributions reinvested	4,240,094	35,741,377	3,425,744	38,267,223
Repurchased	(5,317,461)	(50,021,728)	(1,019,229)	(12,026,260)
Net increase (decrease)	10,251,588	$94,680,560	14,862,708	$170,511,352
Net increase (decrease)	5,048,583	$41,251,172	13,963,295	$159,400,342

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Strategic Income Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	615,069	$8,139,754	415,049	$5,675,191
Distributions reinvested	150,253	1,754,106	20,828	284,724
Repurchased	(369,490)	(4,805,953)	(171,469)	(2,335,828)
Net increase (decrease)	395,832	$5,087,907	264,408	$3,624,087
Series II shares
Sold	209,541	$2,820,729	285,118	$3,902,753
Distributions reinvested	109,545	1,301,902	23,706	324,300
Repurchased	(630,556)	(8,310,870)	(568,490)	(7,726,206)
Net increase (decrease)	(311,470)	($4,188,239)	(259,666)	($3,499,153)
Series NAV shares
Sold	16,210,451	$202,541,120	8,619,877	$117,146,927
Distributions reinvested	4,734,263	54,949,360	705,796	9,634,115
Repurchased	(8,348,562)	(107,285,559)	(937,073)	(12,728,867)
Net increase (decrease)	12,596,152	$150,204,921	8,388,600	$114,052,175
Net increase (decrease)	12,680,514	$151,104,589	8,393,342	$114,177,109

Total Return Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,604,851	$64,187,903	1,231,273	$16,992,628
Distributions reinvested	1,471,071	19,979,087	1,898,770	25,949,771
Repurchased	(6,154,694)	(84,476,186)	(5,369,999)	(73,833,395)
Net increase (decrease)	(78,772)	($309,196)	(2,239,956)	($30,890,996)
Series II shares
Sold	6,243,569	$86,918,146	1,017,858	$14,012,208
Distributions reinvested	1,125,393	15,257,644	1,239,206	16,916,322
Repurchased	(4,688,260)	(64,400,277)	(3,250,535)	(44,564,917)
Net increase (decrease)	2,680,702	$37,775,513	(993,471)	($13,636,387)
Series NAV shares
Sold	22,344,614	$305,442,209	29,248,611	$400,226,147
Distributions reinvested	6,933,224	94,035,114	8,679,735	118,464,427
Repurchased	(38,763,672)	(528,164,479)	(10,757,721)	(148,900,606)
Net increase (decrease)	(9,485,834)	($128,687,156)	27,170,625	$369,789,968
Net increase (decrease)	(6,883,904)	($91,220,839)	23,937,198	$325,262,585

U.S. Government Securities Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,083,777	$39,172,141	1,466,506	$19,472,878
Distributions reinvested	454,117	5,556,637	1,095,446	14,219,224
Repurchased	(4,724,483)	(59,415,769)	(3,239,578)	(42,890,622)
Net increase (decrease)	(1,186,589)	($14,686,991)	(677,626)	($9,198,520)
Series II shares
Sold	4,962,163	$62,570,068	1,613,098	$21,427,447
Distributions reinvested	273,124	3,341,494	504,743	6,554,907
Repurchased	(3,944,403)	(49,567,072)	(2,113,104)	(28,143,574)
Net increase (decrease)	1,290,884	$16,344,490	4,737	($161,220)
Series NAV shares
Sold	3,751,732	$47,469,295	2,900,151	$38,379,102
Distributions reinvested	302,420	3,692,217	741,957	9,606,369
Repurchased	(4,462,362)	(55,658,747)	(4,268,645)	(56,077,925)
Net increase (decrease)	(408,210)	($4,497,235)	(626,537)	($8,092,454)
Net increase (decrease)	(303,915)	($2,839,736)	(1,299,426)	($17,452,194)

U.S. High Yield Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	228,139	$2,504,857	92,419	$1,226,533
Distributions reinvested	5,239	48,167	6,037	76,765
Repurchased	(190,047)	(2,080,468)	(95,307)	(1,261,959)
Net increase (decrease)	43,331	$472,556	3,149	$41,339
Series II shares
Sold	208,827	$2,318,223	289,199	$3,824,145
Distributions reinvested	13,874	129,333	19,998	256,950
Repurchased	(167,823)	(2,023,394)	(332,205)	(4,394,794)
Net increase (decrease)	54,878	$424,162	(23,008)	($313,699)
Series NAV shares
Sold	25,154,562	$272,672,148	7,175,762	$96,035,060
Distributions reinvested	4,011,165	36,608,019	3,382,080	43,204,594
Repurchased	(3,988,997)	(41,288,053)	(891,832)	(11,930,578)
Net increase (decrease)	25,176,730	$267,992,114	9,666,010	$127,309,076
Net increase (decrease)	25,274,939	$268,888,832	9,646,151	$127,036,716

9.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios (with the exception of Money Market and Money Market B) for the year ended December 31, 2008:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$1,500,252,442	$827,851,999	$1,708,897,013	$598,672,690
Core Bond Trust	1,187,184,975	232,323,041	1,188,530,036	249,455,088
Floating Rate Income Trust	113,150,204	786,704,874	7,209,996	73,124,139
Global Bond Trust	2,128,599,606	4,596,230,440	2,509,414,367	4,554,073,811
High Income Trust	—	385,359,167	—	183,739,406
High Yield Trust	85,033,131	1,135,845,429	14,438,612	1,010,008,713
Income Trust	9,347,656	325,801,716	14,344,260	137,743,772
Investment Quality Bond Trust	84,545,916	317,621,793	103,255,308	317,367,561
Real Return Bond Trust	18,200,949,495	370,722,939	18,590,608,105	182,530,066
Short-Term Bond Trust	60,749,933	27,587,382	118,386,446	79,306,388
Spectrum Income Trust	313,783,693	509,720,233	328,618,721	389,218,890
Strategic Bond Trust	344,562,077	174,996,799	291,305,378	175,696,197
Strategic Income Trust	62,536,924	252,536,348	42,755,648	155,450,727
Total Return Trust	3,575,892,627	561,593,980	3,843,222,865	87,741,736
U.S. Government Securities Trust	172,501,781	11,061,089	158,832,678	48,331,349
U.S. High Yield Bond	—	477,007,324	—	214,077,871

10.  CHANGE IN ACCOUNTING POLICY As a result of a change in accounting policy, certain Portfolios have reclassified upfront payments received or paid on swap contracts from net realized gain/loss to unrealized appreciation/depreciation. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets. The reclassifications are as follows:

	Year ended December 31, 2007
	Net Realized Gain (Loss)	Change in net Unrealized Appreciation (Depreciation)
Global Bond Trust	$2,248,493	($2,248,493)
Real Return Bond Trust	($3,535,432)	$3,535,432
Total Return Trust	$3,719,177	($3,719,177)

These changes had no effect on each Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

11.  U.S. DEPARTMENT OF TREASURY TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Trustees have approved the participation of the Portfolios in the U.S. Department of Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), under which the Treasury will guarantee that shareholders of the Portfolios will receive $1.00 for each share of the Portfolios held by them as of the close of business on September 19, 2008, in the event that the Portfolios liquidate and the per share value at the time of liquidation is less than $1.00 (a “Guarantee Event”). The Portfolios’ participation in the Program is not certain until its application is reviewed and accepted by the Treasury, which is expected to take some period of time.

Recovery under the Program is subject to certain conditions and limitations, including the following:

•	For investors who held shares of the Portfolios on September 19, 2008, the Program provides a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•	The guarantee is not available to investors who were not Portfolios shareholders on September 19, 2008. In addition, this guarantee is not available to investors who were Portfolios shareholders on September 19, 2008, but who sold all their Portfolios shares prior to the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program. Recovery under the Program requires the Portfolios to liquidate.

The Program was in effect until December 18, 2008. However, the U.S. Department of Treasury has extended the program until April 30, 2009. On December 4, 2008, the Board of Trustees approved continuation in the extended program. Participation in the Program requires a payment to the U.S. Treasury in the amount of 0.025% of the net asset value of the Portfolios, as of September 19, 2008 (0.01% for the original program and 0.015% for the extended program). The Secretary of the Treasury may extend the Program beyond the extended term through the close of business on September 19, 2009. If the Program is extended, the Trustees will consider whether the Portfolios should continue to participate in the Program. Participation in any further extension of the Program will require payment of an additional fee, although there can be no assurance that the Portfolios will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by the Portfolios, and will not be subject to any expense limitation or reimbursement agreement. However, all shareholders will benefit from the Extended Program to the extent that the Extended Program helps to stabilize the Portfolios by discouraging shareholders from withdrawing their assets from the Portfolios.

12.  EXPENSE RECAPTURE

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights for periods ending on December 31, 2004 for the Active Bond Trust, Money Market Trust B and Short-Term Bond Trust were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2008.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Active Bond Trust	—
Core Bond Trust	—
Floating Rate Income Trust	—
Global Bond Trust	—
High Income Trust	$276,962
High Yield Trust	—
Income Trust	—
Investment Quality Bond Trust	—
Money Market Trust	—
Money Market Trust B	—
Real Return Bond Trust	—
Short-Term Bond Trust	—
Spectrum Income Trust	3,957,149
Strategic Bond Trust	—
Strategic Income Trust	—
Total Return Trust	24,549,349
U.S. Government Securities Trust	—
U.S. High Yield Bond Trust	—

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis[2] 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess[2] 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook[3] 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)
Expressive Arts Therapist, Massachusetts General Hospital (September 2001-June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[3,4] Born: 1947	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003-Present); Director, The Todd Organization (2003-Present); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan[3] 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006) .
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[3] 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts[2,4] Born: 1944	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
F. David Rolwing[3] 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[3,6] Born: 1946	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007- Present); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

TRUSTEE EMERITUS
John D. Richardson[8] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

OFFICERS OF THE TRUST
Keith F. Hartstein[7] Born: 1956	President and Chief Executive Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[7] Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.[7] Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

John Hancock Trust
Trustees and Officers Information

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo[7] Born: 1957	Chief Financial Officer (since 2005)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (Deutshce Registered Investment Companies) (1999-2002).

Gordon M. Shone[7] Born: 1956	Treasurer (since 2005)
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen[7] Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III“) and John Hancock Trust (”JHT“) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of Audit Committee

3	Member of Compliance Committee.

4	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

5	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

6	Ms. Fey was appointed by the Board as Trustee on September 26, 2008 and is an “interested person” (as defined in the 1940 Act) due to her prior position with a subadviser to the Trust.

7	Affiliated with the Adviser.

8	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became Trustee Emeritus.

John Hancock Trust
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Grace K. Fey
Theron S. Hoffman
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
Steven M. Roberts
F. David Rolwing

Officers
Keith F. Hartstein, President and Chief Executive Officer
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Gordon M. Shone, Treasurer
John G. Vrysen, Chief Operating Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours
601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTBA 2/09

John Hancock
the future is yours

John Hancock Trust

Lifestyle Trusts

Annual Report
December 31, 2008
Audited Financial Statements

0209: 1115014

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4
Shareholder Expense Example	10
Portfolio of Investments (See below for each Portfolio’s page #)	12–14
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Tax Information (Unaudited)	30
Trustees and Officers	31
For More Information	34

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	5	12
Lifestyle Growth Trust	6	12
Lifestyle Balanced Trust	7	12
Lifestyle Moderate Trust	8	13
Lifestyle Conservative Trust	9	13

3

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2008. The views expressed are those of the portfolio manager as of December 31, 2008, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Barclays Capital” is a registered trademark of Barclays Bank PLC. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Lifestyle Aggressive Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve long-term growth of capital by investing 100% of the Portfolio’s assets in other portfolios of the Trust (underlying portfolios) that invest primarily in equity securities. The Lifestyle Aggressive Trust may also invest up to 10% of its assets in fixed-income securities. Current income is not a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	43.34
U.S. Mid Cap	12.01
International Small Cap	10.94
International Large Cap	8.99
U.S. Small Cap	8.60
International Mid Cap	5.96
Natural Resources	3.00
Emerging Markets	3.00
Large Cap	2.15
Small Growth	2.01
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Aggressive Trust Series I returned –41.99%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE

Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to U.S. small-cap stocks was more than offset by an allocation to domestic mid-caps, and by exposure to foreign equities, which accounted for roughly 29% of the portfolio. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underper-formance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Alpha Opportunities (Wellington), a unique fund combining traditional growth, value and more eclectic styles, in an attempt to deliver consistent outperformance over time. We also made some adjustments to our small-cap growth lineup, eliminating Small Cap (Independence) and adding positions in Small Cap Growth (Wellington) and Smaller Company Growth (Frontier/MFC Global U.S./ Perimeter).

Other detractors included Blue Chip Growth (T. Rowe Price), which had a disappointing showing due to an overweighting in Financials and an underweighting in Consumer Staples. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and overweighting Consumer Staples.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Aggressive Trust Series I (began 1/7/97)	–41.99%	–1.37%	–0.67%	–6.65%	–6.47%
Lifestyle Aggressive Trust Series II2 (began 1/28/02)	–42.10%	–1.52%	–0.75%	–7.38%	–7.21%
Lifestyle Aggressive Trust Series NAV[3] (began 4/29/05)	–41.94%	–1.33%	–0.65%	–6.49%	–6.32%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5

Lifestyle Growth Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve long-term growth of capital by investing approximately 10–30% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 70–90% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	42.77
International Small Cap	5.36
U.S. Mid Cap	4.50
International Large Cap	4.32
U.S. Small Cap	3.71
International Mid Cap	2.97
Real Estate	2.70
Large Cap	1.63
Emerging Markets	1.53
Natural Resources	1.28
Small Growth	0.91
Total Equity	71.68

Fixed Income Asset Allocation
High Yield Bond	7.90
Intermediate Bond	6.14
Multi-Sector Bond	5.28
Treasury Inflation-Protected Securities	4.19
Bank Loan	3.38
Global Bond	1.43
Total Fixed Income	28.32
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Growth Trust Series I returned –36.56%, under-performing the –29.83% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to U.S. small-cap stocks was more than offset by an allocation to domestic mid-caps and by exposure to foreign equities. Within fixed income, allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS) detracted, while exposure to global bonds benefited the portfolio. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underperformance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Alpha Opportunities (Wellington), a unique fund combining traditional growth, value and more eclectic styles, in an attempt to deliver consistent outperformance over time. We also made some adjustments to our small-cap growth lineup, eliminating Small Cap (Independence) and adding positions in Small Cap Growth (Wellington) and Smaller Company Growth (Frontier/MFC Global U.S./Perimeter).

Other detractors included Blue Chip Growth (T. Rowe Price), which had a disappointing showing due to an overweighting in Financials and an underweighting in Consumer Staples. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and overweighting Consumer Staples.

Over the course of the fourth quarter, we gradually reduced the equity allocation in Lifestyle Growth to 71%, down from a historical average of 80%. This represents the low end of the normal range noted in the portfolio’s investment objective, which allows for a 10% variation, up or down, from the typical weighting of 80% equity/20% fixed income. Given the continued outlook for unsettled equity markets and heightened volatility, there are no current plans to return to historical allocations for the foreseeable future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Growth Trust Series I (began 1/7/97)	–36.56%	–0.74%	0.74%	–3.66%	7.62%
Lifestyle Growth Trust Series II2 (began 1/28/02)	–36.67%	–0.89%	0.65%	–4.36%	6.74%
Lifestyle Growth Trust Series NAV[3] (began 4/29/05)	–36.53%	–0.70%	0.76%	–3.45%	7.85%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%
Combined Index[4]	–29.83%	–0.71%	0.19%	–3.52%	1.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 80% S&P 500 Index and 20% of the Barclays Capital U.S. Aggregate Bond Index.

6

Lifestyle Balanced Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio invests approximately 30–50% of the portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 50–70% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	33.92
International Small Cap	3.67
Real Estate	3.12
International Mid Cap	2.30
U.S. Small Cap	2.07
U.S. Mid Cap	1.68
Emerging Markets	1.55
Large Cap	1.38
International Large Cap	1.33
Natural Resources	0.95
Short Term Securities	0.01
Total Equity	51.98

Fixed Income Asset Allocation
Intermediate Bond	14.37
High Yield Bond	13.13
Multi-Sector Bond	11.06
Treasury Inflation-Protected Securities	5.19
Global Bond	2.24
Bank Loan	2.03
Total Fixed Income	48.02
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Balanced Trust Series I returned –31.30%, underper-forming the –22.06% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during Septem-ber — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to U.S. small-cap stocks was more than offset by an allocation to domestic mid-caps and by exposure to foreign equities. Within fixed income, allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS) detracted, while exposure to global bonds benefited the portfolio. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underperformance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Alpha Opportunities (Wellington), a unique fund combining traditional growth, value and more eclectic styles, in an attempt to deliver consistent outperformance over time.

Other detractors included Blue Chip Growth (T. Rowe Price), which had a disappointing showing due to an overweighting in Financials and an underweighting in Consumer Staples. High Income (MFC Global U.S.), a high-yield bond fund, underperformed because of overweightings in airlines and gaming. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and overweighting Consumer Staples.

Over the course of the fourth quarter, we gradually reduced the equity allocation in Lifestyle Balanced to 51%, down from a historical average of 60%. This represents the low end of the normal range noted in the portfolio’s investment objective, which allows for a 10% variation, up or down, from the typical weighting of 60% equity/ 40% fixed income. Given the continued outlook for unsettled equity markets and heightened volatility, there are no current plans to return to historical allocations for the foreseeable future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Balanced Trust Series I (began 1/7/97)	–31.30%	0.01%	2.02%	0.03%	22.18%
Lifestyle Balanced Trust Series II2 (began 1/28/02)	–31.45%	–0.16%	1.94%	–0.78%	21.18%
Lifestyle Balanced Trust Series NAV[3] (began 4/29/05)	–31.28%	0.04%	2.04%	0.18%	22.36%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%
Combined Index[4]	–22.06%	0.71%	1.69%	3.61%	18.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 60% S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Bond Index.

7

Lifestyle Moderate Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve a balance between a high level of current income and growth of capital with a greater emphasis on income by investing approximately 60% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	20.76
International Mid Cap	3.92
International Large Cap	3.87
Real Estate	3.13
U.S. Small Cap	3.00
International Small Cap	2.90
U.S. Mid Cap	2.06
Total Equity	39.64

Fixed Income Asset Allocation
Intermediate Bond	21.66
Multi-Sector Bond	14.45
High Yield Bond	12.29
Global Bond	3.95
Treasury Inflation-Protected Securities	2.94
Bank Loan	2.90
Long Term Bond	2.17
Total Fixed Income	60.36
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Moderate Trust Series I returned –24.23%, underper-forming the –13.65% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, particularly within fixed income where allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS) detracted, while exposure to global bonds benefited the portfolio. Within equities, the benefit of an allocation to U.S. small cap stocks was offset by an allocation to domestic mid-caps and by exposure to foreign equities. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underper-formance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Index 500 (MFC Global U.S.A.).

Other detractors included Active Bond (MFC Global U.S./Declaration), which lagged in part due to its exposure to high-yield securities. High Income (MFC Global U.S.), a high-yield bond fund, underperformed because of overweightings in airlines and gaming. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and Consumer Staples.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Moderate Trust Series I (began 1/7/97)	–24.23%	0.37%	2.47%	1.87%	27.63%
Lifestyle Moderate Trust Series II2 (began 1/28/02)	–24.36%	0.23%	2.39%	1.14%	26.69%
Lifestyle Moderate Trust Series NAV[3] (began 4/29/05)	–24.16%	0.42%	2.49%	2.10%	27.91%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%
Combined Index[4]	–13.65%	2.08%	3.09%	10.85%	35.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 40% S&P 500 Index and 60% of the Barclays Capital U.S. Aggregate Bond Index.

8

Lifestyle Conservative Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve a high level of current income with some consideration given to growth of capital by investing approximately 80% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	11.19
Real Estate	5.37
International Mid Cap	2.04
International Small Cap	2.02
Total Equity	20.62

Fixed Income Asset Allocation
Intermediate Bond	31.58
Multi-Sector Bond	16.91
High Yield Bond	9.20
Global Bond	6.04
Short-Term Bond	5.73
Bank Loan	3.98
Long Term Bond	3.00
Treasury Inflation-Protected Securities	2.94
Total Fixed Income	79.38
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Conservative Trust Series I returned –15.57%, under-performing the –4.56% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to global bonds and short-term Treasuries was more than offset by allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS). Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

One of the largest detractors was Active Bond (MFC Global U.S./Declaration), which lagged in part due to its exposure to high-yield securities. Another underperformer was High Income (MFC Global U.S.), which was hurt by overweightings in airlines and gaming. Other lagging holdings included High Yield (WAMCO) and Global Bond (PIMCO), which trailed its benchmark due to an overweighting in corporate bonds, primarily in the Financial sector. Conversely, a small position in International Core (GMO), benefited from an overweighting in the relatively strong Health Care sector.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Conservative Trust Series I (began 1/7/97)	–15.57%	1.51%	3.53%	7.78%	41.52%
Lifestyle Conservative Trust Series II2 (began 1/28/02)	–15.67%	1.36%	3.45%	6.98%	40.41%
Lifestyle Conservative Trust Series NAV[3] (began 4/29/05)	–15.43%	1.57%	3.56%	8.09%	41.93%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%
Combined Index[4]	–4.56%	3.40%	4.41%	18.17%	53.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 20% S&P 500 Index and 80% of the Barclays Capital U.S. Aggregate Bond Index.

9

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In addition to the operating expenses that the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1] 7/1/2008– 12/31/2008	Annualized Expense Ratio [2,3]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$647.70	$0.58	0.14%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.40	0.71	0.14%
Series II — Actual	1,000.00	646.70	1.37	0.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series NAV — Actual	1,000.00	647.40	0.37	0.09%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$695.20	$0.51	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	694.70	1.36	0.32%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%
Series NAV — Actual	1,000.00	695.40	0.34	0.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$736.50	$0.52	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	736.30	1.40	0.32%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%
Series NAV — Actual	1,000.00	736.60	0.39	0.09%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%

10

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1] 7/1/2008– 12/31/2008	Annualized Expense Ratio [2,3]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$796.90	$0.54	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	796.40	1.49	0.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series NAV — Actual	1,000.00	797.60	0.36	0.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$864.70	$0.56	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	864.40	1.55	0.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series NAV — Actual	1,000.00	865.40	0.38	0.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

[2]	Lifestyle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the Portfolios from the underlying funds.

[3]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12/31/2008	0.34%–1.18%	0.49%–1.18%	0.49%–1.17%	0.34%–1.17%	0.49%–1.11%

11

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Lifestyle Aggressive Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	5,297,942	$41,059,047
All Cap Core (Deutsche)	350,432	4,096,552
All Cap Value (Lord Abbett)	608,547	3,407,865
Alpha Opportunities Trust (Wellington)	614,416	6,690,985
Blue Chip Growth (T. Rowe Price)	1,618,730	19,748,503
Capital Appreciation (Jennison)	2,012,132	12,616,070
Emerging Markets Value (DFA)	1,390,078	9,355,228
Equity-Income (T. Rowe Price)	591,125	5,869,868
Fundamental Value (Davis)	1,083,699	10,576,899
Growth Equity (Rainier)	1,198,904	8,931,838
International Core (GMO)	2,295,825	18,596,181
International Equity Index B (SSgA)	289,387	3,229,561
International Opportunities (Marsico)	2,262,115	18,639,830
International Small Cap (Templeton)	924,688	7,674,910
International Small Company (DFA)	1,187,404	7,753,748
International Value (Templeton)	2,074,035	18,687,056
Large Cap (UBS)	295,166	2,514,814
Large Cap Value (BlackRock)	406,172	5,706,712
Mid Cap Index (MFC Global U.S.A.) (f)	1,066,450	11,379,024
Mid Cap Intersection (Wellington)	1,131,934	7,617,917
Mid Cap Stock (Wellington)	629,593	5,521,534
Mid Cap Value (Lord Abbett)	598,761	4,364,969
Mid Cap Value Equity (RiverSource)	433,008	3,238,897
Natural Resources (Wellington)	703,025	9,371,326
Optimized Value (MFC Global U.S.A.) (f)	811,966	5,878,636
Overseas Equity (Capital Guardian)	833,793	6,178,402
Small Cap Growth (Wellington)	548,705	3,390,998
Small Cap Index (MFC Global U.S.A.) (f)	1,237,582	11,336,247
Small Cap Intrinsic Value (MFC Global U.S.) (f)	1,152,322	5,554,193
Small Company Value (T. Rowe Price)	506,563	6,554,928
Smaller Company Growth Trust (MFC Global U.S.) * (f)	591,397	6,274,720
U.S. Multi Sector (GMO)	941,722	8,899,274
Value & Restructuring (Columbia)	700,751	5,900,327
Vista (American Century)	604,331	5,336,243

TOTAL INVESTMENT COMPANIES (Cost $485,975,913)		$311,953,302

Total Investments (Lifestyle Aggressive Trust) (Cost $485,975,913) - 100.02%		$311,953,302
Liabilities in Excess of Other Assets - (0.02)%		(51,672)

TOTAL NET ASSETS - 100.00%		$311,901,630

Lifestyle Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	180,537,263	$1,399,163,785
Active Bond (MFC Global U.S./Declaration) (f)	6,705,056	53,036,994
All Cap Core (Deutsche)	20,207,748	236,228,575
Alpha Opportunities Trust (Wellington)	14,253,668	155,222,448
Blue Chip Growth (T. Rowe Price)	36,974,796	451,092,510
Capital Appreciation (Jennison)	56,327,755	353,175,023
Emerging Markets Value (DFA)	21,701,354	146,050,113

Lifestyle Growth Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (g)
Equity-Income (T. Rowe Price)	18,136,710	$180,097,532
Floating Rate Income (WAMCO)	35,122,627	322,776,939
Fundamental Value (Davis)	45,812,087	447,125,974
Global Bond (PIMCO)	9,491,218	136,768,453
Global Real Estate (Deutsche)	27,591,022	170,236,609
Growth Equity (Rainier)	22,055,846	164,316,056
High Income (MFC Global U.S.) (f)	21,121,437	122,715,549
High Yield (WAMCO)	83,806,696	491,107,237
International Core (GMO)	34,985,610	283,383,440
International Opportunities (Marsico)	33,738,626	278,006,281
International Small Cap (Templeton)	9,513,498	78,962,036
International Small Company (DFA)	25,403,793	165,886,768
International Value (Templeton)	29,642,744	267,081,119
Large Cap (UBS)	9,179,137	78,206,244
Large Cap Value (BlackRock)	6,108,487	85,824,245
Mid Cap Index (MFC Global U.S.A.) (f)	18,197,153	194,163,627
Mid Cap Intersection (Wellington)	10,623,742	71,497,781
Mid Cap Stock (Wellington)	8,974,728	78,708,364
Mid Cap Value Equity (RiverSource)	5,910,733	44,212,285
Natural Resources (Wellington)	9,160,797	122,113,423
Optimized Value (MFC Global U.S.A.) (f)	36,709,517	265,776,903
Overseas Equity (Capital Guardian)	18,159,534	134,562,149
Real Estate Equity (T. Rowe Price)	14,945,415	88,028,494
Real Return Bond (PIMCO)	34,662,085	400,347,077
Small Cap Growth (Wellington)	7,773,431	48,039,801
Small Cap Intrinsic Value (MFC Global U.S.) (f)	7,624,623	36,750,685
Small Cap Opportunities (Munder)	7,530,991	84,347,096
Small Company Growth (AIM)	4,754,918	45,361,921
Small Company Value (T. Rowe Price)	10,808,863	139,866,692
Smaller Company Growth Trust (MFC Global U.S.) (f)	8,149,457	86,465,738
Spectrum Income (T. Rowe Price)	22,062,178	247,758,262
Strategic Bond (WAMCO)	15,501,640	130,058,756
Strategic Income (MFC Global U.S.) (f)	11,319,876	126,556,210
Total Return (PIMCO)	39,671,604	532,789,642
U.S. High Yield Bond (Wells Capital)	15,263,980	140,428,620
U.S. Multi Sector (GMO)	30,413,936	287,411,695
Value & Restructuring (Columbia)	16,158,348	136,053,292
Vista (American Century)	4,651,890	41,076,184

TOTAL INVESTMENT COMPANIES (Cost $13,722,452,315)		$9,548,838,627

Total Investments (Lifestyle Growth Trust) (Cost $13,722,452,315) - 100.01%		$9,548,838,627
Liabilities in Excess of Other Assets - (0.01)%		(503,732)

TOTAL NET ASSETS - 100.00%		$9,548,334,895

Lifestyle Balanced Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	183,559,727	$1,422,587,887
Active Bond (MFC Global U.S./Declaration) (f)	28,264,283	223,570,479
All Cap Core (Deutsche)	4,934,173	57,680,478

The accompanying notes are an integral part of the financial statements.

12

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Lifestyle Balanced Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (g)
Alpha Opportunities Trust (Wellington)	10,828,343	$117,920,658
Blue Chip Growth (T. Rowe Price)	33,066,707	403,413,831
Capital Appreciation (Jennison)	9,670,476	60,633,887
Core Bond (Wells Capital)	14,083,838	173,231,209
Emerging Markets Value (DFA)	19,685,082	132,480,601
Equity-Income (T. Rowe Price)	21,353,878	212,044,008
Floating Rate Income (WAMCO)	18,968,943	174,324,588
Fundamental Value (Davis)	12,544,672	122,436,002
Global Bond (PIMCO)	13,340,942	192,242,970
Global Real Estate (Deutsche)	32,708,678	201,812,546
Growth Equity (Rainier)	16,802,059	125,175,341
High Income (MFC Global U.S.) (f)	29,073,211	168,915,356
High Yield (WAMCO)	122,297,478	716,663,218
International Core (GMO)	24,385,240	197,520,446
International Opportunities (Marsico)	13,808,248	113,779,965
International Small Cap (Templeton)	7,212,069	59,860,174
International Small Company (DFA)	9,848,761	64,312,407
International Value (Templeton)	21,171,282	190,753,248
Large Cap (UBS)	7,342,440	62,557,587
Large Cap Value (BlackRock)	9,256,053	130,047,549
Mid Cap Index (MFC Global U.S.A.) (f)	7,299,236	77,882,847
Mid Cap Stock (Wellington)	7,553,408	66,243,386
Natural Resources (Wellington)	6,089,182	81,168,798
Optimized Value (MFC Global U.S.A.) (f)	8,020,733	58,070,109
Real Estate Equity (T. Rowe Price)	11,172,069	65,803,486
Real Return Bond (PIMCO)	38,532,779	445,053,599
Small Company Growth (AIM)	7,546,828	71,996,735
Small Company Value (T. Rowe Price)	8,180,236	105,852,248
Spectrum Income (T. Rowe Price)	44,332,794	497,857,278
Strategic Bond (WAMCO)	22,117,690	185,567,419
Strategic Income (MFC Global U.S.) (f)	23,691,805	264,874,384
Total Bond Market A (Declaration) (f)	20,339,409	272,141,290
Total Return (PIMCO)	41,984,478	563,851,543
U.S. High Yield Bond (Wells Capital)	26,103,346	240,150,787
U.S. Multi Sector (GMO)	16,289,611	153,936,825
Value & Restructuring (Columbia)	11,882,880	100,053,854

TOTAL INVESTMENT COMPANIES (Cost $11,454,572,651)		$8,574,469,023

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at zero coupon to be repurchased at $882,000 on 01/02/2009, collateralized by $850,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $904,570, including interest)	$882,000	$882,000

TOTAL REPURCHASE AGREEMENTS (Cost $882,000)		$882,000

Total Investments (Lifestyle Balanced Trust) (Cost $11,455,454,651) - 100.01%		$8,575,351,023
Liabilities in Excess of Other Assets - (0.01)%		(1,177,071)

TOTAL NET ASSETS - 100.00%		$8,574,173,952

Lifestyle Moderate Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	21,545,573	$166,978,195
Active Bond (MFC Global U.S./Declaration) (f)	21,941,594	173,558,009
Blue Chip Growth (T. Rowe Price)	6,944,097	84,717,988
Core Bond (Wells Capital)	3,649,466	44,888,429
Equity-Income (T. Rowe Price)	4,179,511	41,502,547
Floating Rate Income (WAMCO)	6,708,253	61,648,843
Fundamental Value (Davis)	6,436,746	62,822,642
Global Bond (PIMCO)	5,821,388	83,886,206
Global Real Estate (Deutsche)	7,059,937	43,559,814
High Income (MFC Global U.S.) (f)	10,858,305	63,086,753
High Yield (WAMCO)	15,947,515	93,452,435
International Core (GMO)	10,278,235	83,253,706
International Equity Index B (SSgA)	1,844,488	20,584,489
International Opportunities (Marsico)	4,997,020	41,175,442
International Value (Templeton)	6,827,776	61,518,264
Investment Quality Bond (Wellington)	4,449,293	46,005,687
Mid Cap Index (MFC Global U.S.A.) (f)	4,099,767	43,744,517
Overseas Equity (Capital Guardian)	2,765,604	20,493,122
Real Estate Equity (T. Rowe Price)	3,899,183	22,966,186
Real Return Bond (PIMCO)	5,414,124	62,533,129
Small Cap Index (MFC Global U.S.A.) (f)	2,329,521	21,338,408
Small Company Growth (AIM)	2,212,915	21,111,209
Small Company Value (T. Rowe Price)	1,642,783	21,257,616
Spectrum Income (T. Rowe Price)	15,646,405	175,709,127
Strategic Bond (WAMCO)	7,865,708	65,993,287
Strategic Income (MFC Global U.S.) (f)	5,833,301	65,216,305
Total Bond Market A (Declaration) (f)	7,791,822	104,254,573
Total Return (PIMCO)	10,241,426	137,542,349
U.S. High Yield Bond (Wells Capital)	11,359,878	104,510,873
U.S. Multi Sector (GMO)	4,497,977	42,505,884
Value & Restructuring (Columbia)	5,036,174	42,404,588

TOTAL INVESTMENT COMPANIES (Cost $2,786,544,887)		$2,124,220,622

Total Investments (Lifestyle Moderate Trust) (Cost $2,786,544,887) - 100.01%		$2,124,220,622
Liabilities in Excess of Other Assets - (0.01)%		(126,362)

TOTAL NET ASSETS - 100.00%		$2,124,094,260

Lifestyle Conservative Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	7,743,100	$60,009,023
Active Bond (MFC Global U.S./Declaration) (f)	16,529,687	130,749,825
Blue Chip Growth (T. Rowe Price)	1,224,841	14,943,066
Core Bond (Wells Capital)	2,369,271	29,142,039
Equity-Income (T. Rowe Price)	4,536,402	45,046,476
Floating Rate Income (WAMCO)	6,388,220	58,707,744
Fundamental Value (Davis)	3,088,959	30,148,235
Global Bond (PIMCO)	6,184,566	89,119,603
Global Real Estate (Deutsche)	10,117,487	62,424,894
High Income (MFC Global U.S.) (f)	3,193,103	18,551,931
High Yield (WAMCO)	10,158,608	59,529,444

The accompanying notes are an integral part of the financial statements.

13

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Lifestyle Conservative Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (g)
International Core (GMO)	3,710,923	$30,058,480
International Value (Templeton)	3,307,189	29,797,771
Investment Quality Bond (Wellington)	4,277,107	44,225,289
Real Estate Equity (T. Rowe Price)	2,831,645	16,678,392
Real Return Bond (PIMCO)	3,753,735	43,355,637
Spectrum Income (T. Rowe Price)	11,712,062	131,526,460
Strategic Bond (WAMCO)	7,074,362	59,353,901
Strategic Income (MFC Global U.S.) (f)	5,220,248	58,362,369
Total Bond Market A (Declaration) * (f)	11,947,010	159,850,990
Total Return (PIMCO)	10,869,023	145,970,980
U.S. Government Securities (WAMCO)	6,970,381	84,481,020
U.S. High Yield Bond (Wells Capital)	6,254,139	57,538,075
U.S. Multi Sector (GMO)	1,573,081	14,865,613

TOTAL INVESTMENT COMPANIES (Cost $1,735,541,426)		$1,474,437,257

Total Investments (Lifestyle Conservative Trust) (Cost $1,735,541,426) - 100.01%		$1,474,437,257
Liabilities in Excess of Other Assets - (0.01)%		(81,075)

TOTAL NET ASSETS - 100.00%		$1,474,356,182

Footnotes

Percentages are stated as a percent of net assets.

(f)	The subadviser is an affiliate of the adviser.

(g)	The Underlying Fund’s subadviser is shown parenthetically.

The accompanying notes are an integral part of the financial statements.

14

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in affiliated funds, at value (Note 7)	$311,953,302	$9,548,838,627	$8,574,469,023	$2,124,220,622	$1,474,437,257
Repurchase agreements, at value (Note 2)	—	—	882,000	—	—
Total investments, at value	311,953,302	9,548,838,627	8,575,351,023	2,124,220,622	1,474,437,257
Cash	—	—	485	—	—
Receivable for investments sold	12,172	—	12,053,109	638,995	9,509
Receivable for fund shares sold	16,373	4,163,671	1,576,871	55,740	144,456
Dividends and interest receivable	—	—	69,233	—	—
Receivable for security lending income	—	—	1,077	—	—
Receivable due from adviser	4,325	—	—	—	—
Other assets	—	3,826	3,456	689	490
Total assets	311,986,172	9,553,006,124	8,589,055,254	2,124,916,046	1,474,591,712

Liabilities
Payable for investments purchased	—	3,566,948	12,992,623	—	—
Payable for fund shares repurchased	29,612	453,009	504,344	663,464	132,426
Payable to affiliates
Fund administration expenses	9,995	306,179	270,767	70,137	48,926
Trustees’ fees	1,061	15,679	12,287	2,192	1,180
Other payables and accrued expenses	43,874	329,414	1,101,281	85,993	52,998
Total liabilities	84,542	4,671,229	14,881,302	821,786	235,530

Net assets
Capital paid-in	$559,433,037	$15,171,371,448	$12,297,316,851	$2,870,990,401	$1,797,906,220
Undistributed net investment income (loss)	14,077	761,466	596,505	159,499	109,586
Accumulated undistributed net realized gain (loss) on investments and investments	(73,522,873)	(1,450,184,331)	(843,635,776)	(84,731,375)	(62,555,455)
Net unrealized appreciation (depreciation) on investments	(174,022,611)	(4,173,613,688)	(2,880,103,628)	(662,324,265)	(261,104,169)
Net assets	$311,901,630	$9,548,334,895	$8,574,173,952	$2,124,094,260	$1,474,356,182
Investments in affiliated issuers, at cost	$485,975,913	$13,722,452,315	$11,454,572,651	$2,786,544,887	$1,735,541,426
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	—	$882,000	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$101,538,360	$511,589,473	$581,097,793	$214,930,568	$167,978,013
Shares outstanding	18,702,602	64,030,132	67,672,132	23,487,953	16,365,632
Net asset value, offering price and redemption price per share	$5.43	$7.99	$8.59	$9.15	$10.26

Series II
Net assets	$165,747,894	$8,825,655,180	$6,958,558,584	$1,890,485,910	$1,296,743,856
Shares outstanding	30,577,600	1,106,531,346	813,289,595	207,374,173	126,898,964
Net asset value, offering price and redemption price per share	$5.42	$7.98	$8.56	$9.12	$10.22

Series NAV
Net assets	$44,615,376	$211,090,242	$1,034,517,575	$18,677,782	$9,634,313
Shares outstanding	8,216,921	26,394,616	120,287,023	2,040,031	937,439
Net asset value, offering price and redemption price per share	$5.43	$8.00	$8.60	$9.16	$10.28

15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$6,688,641	$311,338,531	$356,131,231	$102,675,555	$70,541,561
Interest	—	—	2,280	—	—
Total investment income	6,688,641	311,338,531	356,133,511	102,675,555	70,541,561

Expenses
Investment management fees (Note 5)	191,830	5,122,302	4,010,623	983,459	534,168
Series I distribution and service fees (Note 5)	79,916	373,842	424,660	142,213	92,993
Series II distribution and service fees (Note 5)	630,897	28,420,329	21,428,851	5,176,916	2,734,056
Fund administration fees (Note 5)	74,038	1,987,375	1,573,126	384,770	210,826
Audit and legal fees	38,341	300,548	227,255	73,799	48,315
Printing and postage fees (Note 5)	31,624	767,193	597,500	143,637	66,494
Custodian fees	11,250	11,250	11,250	11,250	11,250
Trustees’ fees (Note 5)	10,213	241,805	185,953	46,751	25,995
Registration and filing fees	7,627	164,596	130,389	33,189	18,267
Miscellaneous	929	23,566	20,591	4,162	1,957
Total expenses	1,076,665	37,412,806	28,610,198	7,000,146	3,744,321
Net investment income (loss)	5,611,976	273,925,725	327,523,313	95,675,409	66,797,240

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(74,660,051)	(1,540,204,251)	(866,312,425)	(84,862,942)	(55,931,376)
Capital gain distributions received from affiliated underlying funds	7,636,002	167,435,647	99,913,417	21,024,781	6,732,598
	(67,024,049)	(1,372,768,604)	(766,399,008)	(63,838,161)	(49,198,778)

Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(172,707,454)	(4,275,709,547)	(3,017,503,586)	(679,997,625)	(248,305,182)
	(172,707,454)	(4,275,709,547)	(3,017,503,586)	(679,997,625)	(248,305,182)
Net realized and unrealized gain (loss)	(239,731,503)	(5,648,478,151)	(3,783,902,594)	(743,835,786)	(297,503,960)

Increase (decrease) in net assets from operations	($234,119,527)	($5,374,552,426)	($3,456,379,281)	($648,160,377)	($230,706,720)

16

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$5,611,976	$8,137,110	$273,925,725	$357,766,111	$327,523,313	$417,576,824
Net realized gain (loss)	(67,024,049)	106,187,983	(1,372,768,604)	1,209,912,023	(766,399,008)	734,369,892
Change in net unrealized appreciation (depreciation)	(172,707,454)	(64,127,638)	(4,275,709,547)	(751,578,581)	(3,017,503,586)	(594,409,547)
Increase (decrease) in net assets resulting from operations	(234,119,527)	50,197,455	(5,374,552,426)	816,099,553	(3,456,379,281)	557,537,169
Distributions to shareholders
From net investment income
Series I	(2,223,638)	(5,393,820)	(16,127,069)	(33,733,015)	(23,568,879)	(48,745,214)
Series II	(3,095,153)	(6,929,196)	(252,252,139)	(351,473,606)	(262,818,779)	(365,211,510)
Series NAV	(951,618)	(748,165)	(6,695,513)	(6,332,203)	(42,153,189)	(3,681,563)
From net realized gain
Series I	(21,055,507)	(22,071,670)	(43,417,625)	(49,232,438)	(39,170,758)	(38,069,720)
Series II	(34,154,356)	(33,881,115)	(650,888,309)	(556,033,036)	(381,706,124)	(285,783,110)
Series NAV	(5,764,730)	(2,834,107)	(13,143,915)	(8,257,295)	(7,198,752)	(2,553,783)
Total distributions	(67,245,002)	(71,858,073)	(982,524,570)	(1,005,061,593)	(756,616,481)	(744,044,900)
From Fund share transactions (Note 6)	19,756,825	(22,062,621)	1,706,550,380	3,690,070,172	2,122,988,541	2,348,433,978
Total increase (decrease)	(281,607,704)	(43,723,239)	(4,650,526,616)	3,501,108,132	(2,090,007,221)	2,161,926,247

Net assets
Beginning of year	593,509,334	637,232,573	14,198,861,511	10,697,753,379	10,664,181,173	8,502,254,926
End of year	$311,901,630	$593,509,334	$9,548,334,895	$14,198,861,511	$8,574,173,952	$10,664,181,173

Undistributed net investment income (loss)	$14,077	$673,021	$761,466	$1,916,249	$596,505	$1,614,039

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$95,675,409	$119,865,505	$66,797,240	$55,812,018
Net realized gain (loss)	(63,838,161)	101,367,526	(49,198,778)	32,220,067
Change in net unrealized appreciation (depreciation)	(679,997,625)	(117,914,139)	(248,305,182)	(45,673,899)
Increase (decrease) in net assets resulting from operations	(648,160,377)	103,318,892	(230,706,720)	42,358,186
Distributions to shareholders
From net investment income
Series I	(10,079,415)	(19,339,004)	(7,931,972)	(12,446,736)
Series II	(84,566,852)	(100,017,001)	(58,323,424)	(43,079,918)
Series NAV	(867,662)	(522,919)	(435,433)	(290,142)
From net realized gain
Series I	(7,316,356)	(7,784,745)	(3,795,459)	(2,410,267)
Series II	(51,493,036)	(40,019,370)	(20,998,674)	(8,457,702)
Series NAV	(351,359)	(181,908)	(126,403)	(54,352)
Total distributions	(154,674,680)	(167,864,947)	(91,611,365)	(66,739,117)
From Fund share transactions (Note 6)	539,321,168	538,092,709	871,324,471	251,597,642
Total increase (decrease)	(263,513,889)	473,546,654	549,006,386	227,216,711

Net assets
Beginning of year	2,387,608,149	1,914,061,495	925,349,796	698,133,085
End of year	$2,124,094,260	$2,387,608,149	$1,474,356,182	$925,349,796

Undistributed net investment income (loss)	$159,499	—	$109,586	$3,175

17

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2008	10.82	0.10	[1],[2]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)[3]		0.13	[4]	0.13	[4],[5]	1.26	[1]	102	50
12-31-2007	11.27	0.16	[1],[2]	0.76	0.92	(0.27)	(1.10)	—	(1.37)	10.82	8.55	[3]	0.11	[4]	0.11	[4],[5]	1.39	[1]	217	44
12-31-2006	13.46	0.06	[1],[2]	1.71	1.77	(0.09)	(3.87)	—	(3.96)	11.27	15.46	[3]	0.11	[4]	0.11	[4]	0.52	[1]	251	32
12-31-2005	12.59	0.06	[1],[2]	1.23	1.29	(0.07)	(0.35)	—	(0.42)	13.46	10.64	[3]	0.12	[4]	0.12	[4]	0.51	[1]	210	112
12-31-2004	10.93	0.04	[1]	1.70	1.74	(0.04)	(0.04)	—	(0.08)	12.59	16.06	[3]	0.07	[4]	0.07	[4]	0.31	[1]	486	57
SERIES II
12-31-2008	10.79	0.09	[1],[2]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)[3]		0.33	[4]	0.33	[4],[5]	1.07	[1]	166	50
12-31-2007	11.22	0.14	[1],[2]	0.75	0.89	(0.22)	(1.10)	—	(1.32)	10.79	8.31	[3]	0.31	[4]	0.31	[4],[5]	1.23	[1]	332	44
12-31-2006	13.44	0.04	[1],[2]	1.69	1.73	(0.09)	(3.86)	—	(3.95)	11.22	15.19	[3]	0.31	[4]	0.31	[4]	0.32	[1]	367	32
12-31-2005	12.59	0.03	[1],[2]	1.24	1.27	(0.07)	(0.35)	—	(0.42)	13.44	10.47	[3]	0.29	[4]	0.29	[4]	0.26	[1]	331	112
12-31-2004	10.93	0.04	[1]	1.70	1.74	(0.04)	(0.04)	—	(0.08)	12.59	16.06	[3]	0.07	[4]	0.07	[4]	0.30	[1]	294	57
SERIES NAV
12-31-2008	10.82	0.14	[1],[2]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)[3]		0.08	[4]	0.08	[4],[5]	1.80	[1]	45	50
12-31-2007	11.28	0.19	[1],[2]	0.73	0.92	(0.28)	(1.10)	—	(1.38)	10.82	8.55	[3]	0.06	[4]	0.06	[4],[5]	1.66	[1]	45	44
12-31-2006	13.47	0.03	[1],[2]	1.74	1.77	(0.09)	(3.87)	—	(3.96)	11.28	15.48	[3]	0.06	[4]	0.06	[4]	0.29	[1]	19	32
12-31-2005[6]	11.61	(0.01	)[1],[2]	1.87	1.86	— [7]	— [7]	—	— [7]	13.47	16.03	[3],[8]	0.07	[4],[9]	0.07	[4],[9]	(0.06	)[1],[9]	2	112
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust
12/31/2008	0.34%–1.18%
12/31/2007	0.34%–1.38%

6. Series NAV shares began operations on 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

Lifestyle Growth Trust
SERIES I
12-31-2008	13.76	0.25	[1],[2]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)[3]		0.12	[4]	0.12	[4],[5]	2.20	[1]	512	40
12-31-2007	13.94	0.40	[1],[2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	[3]	0.11	[4]	0.11	[4],[5]	2.84	[1]	946	17
12-31-2006	14.06	0.18	[1],[2]	1.57	1.75	(0.21)	(1.66)	—	(1.87)	13.94	13.50	[3]	0.10	[4]	0.10	[4]	1.31	[1]	1,030	22
12-31-2005	13.40	0.17	[1],[2]	0.94	1.11	(0.17)	(0.28)	—	(0.45)	14.06	8.66	[3]	0.12	[4]	0.12	[4]	1.30	[1]	901	111
12-31-2004	11.86	0.13	[1]	1.58	1.71	(0.13)	(0.04)	—	(0.17)	13.40	14.57	[3]	0.07	[4]	0.07	[4]	0.98	[1]	1,730	48
SERIES II
12-31-2008	13.73	0.25	[1],[2]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)[3]		0.32	[4]	0.32	[4],[5]	2.21	[1]	8,826	40
12-31-2007	13.88	0.40	[1],[2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	[3]	0.31	[4]	0.31	[4],[5]	2.82	[1]	13,018	17
12-31-2006	14.03	0.13	[1],[2]	1.59	1.72	(0.21)	(1.66)	—	(1.87)	13.88	13.28	[3]	0.30	[4]	0.30	[4]	0.96	[1]	9,552	22
12-31-2005	13.39	0.10	[1],[2]	0.99	1.09	(0.17)	(0.28)	—	(0.45)	14.03	8.51	[3]	0.30	[4]	0.30	[4]	0.74	[1]	4,881	111
12-31-2004	11.85	0.13	[1]	1.58	1.71	(0.13)	(0.04)	—	(0.17)	13.39	14.59	[3]	0.07	[4]	0.07	[4]	0.75	[1]	2,117	48
SERIES NAV
12-31-2008	13.78	0.30	[1],[2]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)[3]		0.07	[4]	0.07	[4],[5]	2.71	[1]	211	40
12-31-2007	13.96	0.45	[1],[2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	[3]	0.06	[4]	0.06	[4],[5]	3.22	[1]	234	17
12-31-2006	14.07	0.14	[1],[2]	1.62	1.76	(0.21)	(1.66)	—	(1.87)	13.96	13.58	[3]	0.05	[4]	0.05	[4]	1.03	[1]	115	22
12-31-2005[6]	12.46	—	[1],[2],[7]	1.63	1.63	— [7]	(0.02)	—	(0.02)	14.07	13.08	[3],[8]	0.06	[4],[9]	0.06	[4],[9]	(0.03	)[1],[9]	23	111
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Growth Trust
12/31/2008	0.49%–1.18%
12/31/2007	0.49%–1.29%

6. Series NAV shares began operations on 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2008	13.61	0.34	[1],[2]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)[3]		0.12	[4]	0.12	[4],[5]	2.94	[1]	581	36
12-31-2007	13.84	0.60	[1],[2]	0.27	0.87	(0.62)	(0.48)	—	(1.10)	13.61	6.47	[3]	0.11	[4]	0.11	[4],[5]	4.28	[1]	1,065	13
12-31-2006	13.91	0.26	[1],[2]	1.36	1.62	(0.25)	(1.40)	(0.04)	(1.69)	13.84	12.73	[3]	0.10	[4]	0.10	[4]	1.96	[1]	1,132	19
12-31-2005	13.79	0.27	[1],[2]	0.62	0.89	(0.28)	(0.49)	—	(0.77)	13.91	6.88	[3]	0.12	[4]	0.12	[4]	2.08	[1]	1,031	99
12-31-2004	12.43	0.24	[1]	1.40	1.64	(0.24)	(0.04)	—	(0.28)	13.79	13.49	[3]	0.07	[4]	0.07	[4]	1.75	[1]	1,846	51
SERIES II
12-31-2008	13.56	0.36	[1],[2]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)[3]		0.32	[4]	0.32	[4],[5]	3.11	[1]	6,959	36
12-31-2007	13.79	0.60	[1],[2]	0.24	0.84	(0.59)	(0.48)	—	(1.07)	13.56	6.26	[3]	0.31	[4]	0.31	[4],[5]	4.30	[1]	9,496	13
12-31-2006	13.89	0.21	[1],[2]	1.38	1.59	(0.25)	(1.40)	(0.04)	(1.69)	13.79	12.51	[3]	0.30	[4]	0.30	[4]	1.60	[1]	7,318	19
12-31-2005	13.78	0.18	[1],[2]	0.70	0.88	(0.28)	(0.49)	—	(0.77)	13.89	6.80	[3]	0.30	[4]	0.30	[4]	1.34	[1]	4,538	99
12-31-2004	12.43	0.24	[1]	1.39	1.63	(0.24)	(0.04)	—	(0.28)	13.78	13.41	[3]	0.07	[4]	0.07	[4]	1.39	[1]	2,101	51
SERIES NAV
12-31-2008	13.63	1.43	[1],[2]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)[3]		0.08	[4]	0.08	[4],[5]	14.44	[1]	1,035	36
12-31-2007	13.86	0.65	[1],[2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	[3]	0.06	[4]	0.06	[4],[5]	4.67	[1]	103	13
12-31-2006	13.92	0.21	[1],[2]	1.42	1.63	(0.25)	(1.40)	(0.04)	(1.69)	13.86	12.80	[3]	0.05	[4]	0.05	[4]	1.61	[1]	52	19
12-31-2005[6]	12.67	—	[1],[2],[7]	1.26	1.26	— [7]	(0.01)	—	(0.01)	13.92	9.94	[3],[8]	0.06	[4],[9]	0.06	[4],[9]	(0.03	)[1],[9]	12	99
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Balanced Trust
12/31/2008	0.49%–1.17%
12/31/2007	0.49%–1.12%

6. Series NAV shares began operations on 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

Lifestyle Moderate Trust
SERIES I
12-31-2008	13.00	0.43	[1],[2]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)[3]		0.12	[4]	0.12	[4],[5]	3.72	[1]	215	28
12-31-2007	13.37	0.74	[1],[2]	(0.06)	0.68	(0.75)	(0.30)	—	(1.05)	13.00	5.29	[3]	0.11	[4]	0.11	[4],[5]	5.54	[1]	333	13
12-31-2006	13.35	0.30	[1],[2]	0.99	1.29	(0.31)	(0.93)	(0.03)	(1.27)	13.37	10.42	[3]	0.11	[4]	0.11	[4]	2.33	[1]	349	19
12-31-2005	13.80	0.33	[1],[2]	0.19	0.52	(0.33)	(0.64)	—	(0.97)	13.35	4.15	[3]	0.12	[4]	0.12	[4]	2.51	[1]	327	101
12-31-2004	12.79	0.31	[1]	1.07	1.38	(0.31)	(0.06)	—	(0.37)	13.80	11.04	[3]	0.07	[4]	0.07	[4]	2.26	[1]	582	55
SERIES II
12-31-2008	12.95	0.47	[1],[2]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)[3]		0.32	[4]	0.32	[4],[5]	4.07	[1]	1,890	28
12-31-2007	13.32	0.74	[1],[2]	(0.08)	0.66	(0.73)	(0.30)	—	(1.03)	12.95	5.08	[3]	0.31	[4]	0.31	[4],[5]	5.56	[1]	2,042	13
12-31-2006	13.33	0.26	[1],[2]	1.00	1.26	(0.31)	(0.93)	(0.03)	(1.27)	13.32	10.18	[3]	0.31	[4]	0.31	[4]	2.02	[1]	1,560	19
12-31-2005	13.80	0.24	[1],[2]	0.26	0.50	(0.33)	(0.64)	—	(0.97)	13.33	4.00	[3]	0.30	[4]	0.30	[4]	1.80	[1]	1,108	101
12-31-2004	12.79	0.31	[1]	1.07	1.38	(0.31)	(0.06)	—	(0.37)	13.80	11.04	[3]	0.07	[4]	0.07	[4]	1.90	[1]	631	55
SERIES NAV
12-31-2008	13.01	0.58	[1],[2]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)[3]		0.07	[4]	0.07	[4],[5]	5.08	[1]	19	28
12-31-2007	13.38	0.84	[1],[2]	(0.15)	0.69	(0.76)	(0.30)	—	(1.06)	13.01	5.34	[3]	0.06	[4]	0.06	[4],[5]	6.30	[1]	13	13
12-31-2006	13.35	0.24	[1],[2]	1.06	1.30	(0.31)	(0.93)	(0.03)	(1.27)	13.38	10.50	[3]	0.06	[4]	0.06	[4]	1.88	[1]	5	19
12-31-2005[6]	12.59	(0.01	)[1],[2]	0.77	0.76	—	—	—	—	13.35	6.04	[7]	0.06	[4],[8]	0.06	[4],[8]	(0.06	)[1],[8]	2	101
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Moderate Trust
12/31/2008	0.34%–1.17%
12/31/2007	0.34%–1.38%

6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2008	13.02	0.55	[1],[2]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)[3]		0.12	[4]	0.12	[4],[5]	4.52	[1]	168	31
12-31-2007	13.43	0.91	[1],[2]	(0.21)	0.70	(0.93)	(0.18)	—	(1.11)	13.02	5.38	[3]	0.11	[4]	0.11	[4],[5]	6.84	[1]	182	27
12-31-2006	13.42	0.39	[1],[2]	0.67	1.06	(0.44)	(0.61)	—	(1.05)	13.43	8.44	[3]	0.11	[4]	0.11	[4]	3.00	[1]	171	34
12-31-2005	14.20	0.42	[1],[2]	(0.05)	0.37	(0.43)	(0.72)	—	(1.15)	13.42	2.88	[3]	0.12	[4]	0.12	[4]	3.16	[1]	182	104
12-31-2004	13.64	0.42	[1]	0.71	1.13	(0.42)	(0.15)	—	(0.57)	14.20	8.59	[3]	0.07	[4]	0.07	[4]	2.80	[1]	373	44
SERIES II
12-31-2008	12.96	0.63	[1],[2]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)[3]		0.32	[4]	0.32	[4],[5]	5.30	[1]	1,297	31
12-31-2007	13.37	0.91	[1],[2]	(0.24)	0.67	(0.90)	(0.18)	—	(1.08)	12.96	5.17	[3]	0.31	[4]	0.31	[4],[5]	6.85	[1]	738	27
12-31-2006	13.40	0.35	[1],[2]	0.66	1.01	(0.43)	(0.61)	—	(1.04)	13.37	8.13	[3]	0.31	[4]	0.31	[4]	2.71	[1]	524	34
12-31-2005	14.19	0.32	[1],[2]	0.04	0.36	(0.43)	(0.72)	—	(1.15)	13.40	2.81	[3]	0.30	[4]	0.30	[4]	2.39	[1]	422	104
12-31-2004	13.64	0.42	[1]	0.70	1.12	(0.42)	(0.15)	—	(0.57)	14.19	8.51	[3]	0.07	[4]	0.07	[4]	2.50	[1]	286	44
SERIES NAV
12-31-2008	13.03	0.68	[1],[2]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)[3]		0.07	[4]	0.07	[4],[5]	5.72	[1]	10	31
12-31-2007	13.45	1.02	[1],[2]	(0.32)	0.70	(0.94)	(0.18)	—	(1.12)	13.03	5.35	[3]	0.06	[4]	0.06	[4],[5]	7.60	[1]	5	27
12-31-2006	13.44	0.29	[1],[2]	0.77	1.06	(0.44)	(0.61)	—	(1.05)	13.45	8.43	[3]	0.06	[4]	0.06	[4]	2.22	[1]	3	34
12-31-2005[6]	12.99	(0.01	)[1],[2]	0.46	0.45	—	—	—	—	13.44	3.46	[7]	0.06	[4],[8]	0.06	[4],[8]	(0.06	)[1], [8]	1	104
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Conservative Trust
12/31/2008	0.49%–1.11%
12/31/2007	0.63%–1.06%

6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.

20

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST John Hancock Trust (the Trust or JHT) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means it has multiple Portfolios (the Portfolios), each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, five of which are presented in this report and are diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act). The Lifestyle Portfolios operate as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust, and in other permitted security investments.

Lifestyle Portfolios’ underlying funds’ accounting policies are outlined in the funds’ shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov, or at the Commission’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, and N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A) (John Hancock USA) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (John Hancock New York). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (JHVLICO) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (JHLICO). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS or the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (JHD or the Distributor), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares: Series I, Series II and Series NAV, which represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Investments by the Portfolio in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Portfolio and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Portfolio adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

The three levels of hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly through corroboration with observable market data. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables are a summary of the inputs used to value the Portfolios’ net assets as of December 31, 2008. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

Lifestyle Aggressive Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$311,953,302	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$311,953,302	—

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Lifestyle Growth Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$9,548,838,627	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$9,548,838,627	—

Lifestyle Balanced Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$8,574,469,023	—
Level 2 — Other Significant Observable Inputs	882,000	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$8,575,351,023	—

Lifestyle Moderate Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$2,124,220,622	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$2,124,220,622	—

Lifestyle Conservative Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,474,437,257	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,474,437,257	—

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

The Portfolio uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are calculated and accrued daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Federal income taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Portfolios have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, no capital gain distributions will be made.

22

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2008, capital loss carryforwards available to offset future realized gains were as follows:

Capital Loss Carryforwards
Portfolio	2016
Lifestyle Aggressive Trust	$18,106,211
Lifestyle Growth Trust	247,107,123
Lifestyle Balanced Trust	—
Lifestyle Moderate Trust	18,776,651
Lifestyle Conservative Trust	—

*	Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2008, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-years ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

The cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Lifestyle Aggressive Trust	$501,765,892	$625,582	($190,438,172)	($189,812,590)
Lifestyle Growth Trust	14,032,668,270	—	(4,483,829,643)	(4,483,829,643)
Lifestyle Balanced Trust	11,757,548,646	11,107,211	(3,193,304,834)	(3,182,197,623)
Lifestyle Moderate Trust	2,819,089,320	5,128,021	(699,996,719)	(694,868,698)
Lifestyle Conservative Trust	1,769,356,194	7,084,785	(302,003,722)	(294,918,937)

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay dividends and capital gains distributions, if any, annually. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2007, the tax character of distributions paid was as follows:

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive Trust	$36,854,330	$35,003,743	—	$71,858,073
Lifestyle Growth Trust	705,278,297	299,783,296	—	1,005,061,593
Lifestyle Balanced Trust	586,509,346	157,535,554	—	744,044,900
Lifestyle Moderate Trust	147,107,015	20,757,932	—	167,864,947
Lifestyle Conservative Trust	62,906,889	3,832,228	—	66,739,117

During the year ended December 31, 2008, the tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive Trust	$7,678,021	$59,566,981	—	$67,245,002
Lifestyle Growth Trust	318,983,087	663,541,483	—	982,524,570
Lifestyle Balanced Trust	350,248,010	406,368,471	—	756,616,481
Lifestyle Moderate Trust	99,745,340	54,929,340	—	154,674,680
Lifestyle Conservative Trust	68,281,825	23,329,540	—	91,611,365

As of December 31, 2008, the components of distributable earnings on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive Trust	$14,077	—	$18,106,211	$39,626,683
Lifestyle Growth Trust	761,466	—	247,107,123	892,861,253
Lifestyle Balanced Trust	596,504	$7,874,138	—	549,415,919
Lifestyle Moderate Trust	159,499	—	18,776,651	33,410,291
Lifestyle Conservative Trust	109,586	5,149,278	—	33,889,965

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on January 1, 2009, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to differing treatment of loss transactions.

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3.  RISKS & UNCERTAINTIES

Concentration Risk  The Portfolios may concentrate investments in a particular industry or sector of the economy. Accordingly, the concentration may make the Portfolios’ value more volatile and investment values may rise and fall more rapidly. In addition, a Portfolio with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Portfolios, subject to the supervision of the Board of Trustees. The advisory fee has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Fund of JHT, JHF II and JHF III excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. Under the Advisory Agreement, the Portfolios pay a monthly management fee to the Adviser as stated below:

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and the Lifestyle Portfolios that are series of John Hancock Funds II determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Portfolio	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets
Lifestyle Portfolios	0.050%	0.040%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and the Lifestyle Portfolios that are series of John Hancock Funds II determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Portfolio.

Portfolio	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets
Lifestyle Portfolios	0.500%	0.490%

The Portfolios are not responsible for the payment of subadvisory fees.

The investment management fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as detailed below:

Portfolio	Annual Effective Rate
Lifestyle Aggressive Trust	0.04%
Lifestyle Growth Trust	0.04%
Lifestyle Balanced Trust	0.04%
Lifestyle Moderate Trust	0.04%
Lifestyle Conservative Trust	0.04%

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

MFC Global Investment Management (U.S.A.) Limited acts as Subadviser to the Lifestyle Portfolios.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

24

6.  PORTFOLIO SHARE TRANSACTIONS This listing illustrates the number of Portfolio shares sold, reinvested and repurchased during the years ended December 31, 2008 and 2007, along with the corresponding dollar value.

Lifestyle Aggressive Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,817,564	$14,600,017	2,525,923	$28,169,884
Distributions reinvested	2,804,008	23,279,145	2,547,587	27,465,490
Repurchased	(5,990,579)	(50,188,862)	(7,244,709)	(81,091,864)
Net increase (decrease)	(1,369,007)	($12,309,700)	(2,171,199)	($25,456,490)
Series II shares
Sold	3,134,462	$25,845,931	1,523,208	$17,127,533
Distributions reinvested	4,463,180	37,249,509	3,795,580	40,810,311
Repurchased	(7,761,835)	(62,837,789)	(7,304,714)	(81,603,924)
Net increase (decrease)	(164,193)	$257,651	(1,985,926)	($23,666,080)
Series NAV shares
Sold	4,157,769	$32,078,350	2,260,826	$25,382,496
Distributions reinvested	839,953	6,716,348	331,604	3,582,272
Repurchased	(905,147)	(6,985,824)	(168,227)	(1,904,819)
Net increase	4,092,575	$31,808,874	2,424,203	$27,059,949
Net increase (decrease)	2,559,375	$19,756,825	(1,732,922)	($22,062,621)

Lifestyle Growth Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,158,008	$22,815,030	2,646,765	$37,367,935
Distributions reinvested	5,769,346	59,544,694	6,049,568	82,965,453
Repurchased	(12,652,488)	(141,661,262)	(13,846,948)	(194,935,882)
Net increase (decrease)	(4,725,134)	($59,301,538)	(5,150,615)	($74,602,494)
Series II shares
Sold	99,775,444	$1,086,062,818	196,191,513	$2,766,515,698
Distributions reinvested	88,461,605	903,140,448	66,306,081	907,506,642
Repurchased	(29,982,904)	(327,275,619)	(2,446,438)	(32,768,932)
Net increase (decrease)	158,254,145	$1,661,927,647	260,051,156	$3,641,253,408
Series NAV shares
Sold	8,156,101	$92,640,509	8,163,009	$115,649,808
Distributions reinvested	1,998,890	19,839,428	1,061,473	14,589,498
Repurchased	(762,172)	(8,555,666)	(482,732)	(6,820,048)
Net increase	9,392,819	$103,924,271	8,741,750	$123,419,258
Net increase (decrease)	162,921,830	$1,706,550,380	263,642,291	$3,690,070,172

Lifestyle Balanced Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,297,087	$15,532,036	2,460,311	$34,528,372
Distributions reinvested	5,999,323	62,739,637	6,384,597	86,814,934
Repurchased	(17,882,569)	(205,063,319)	(12,371,911)	(172,412,809)
Net increase (decrease)	(10,586,159)	($126,791,646)	(3,527,003)	($51,069,503)
Series II shares
Sold	76,017,816	$855,639,963	122,835,364	$1,712,043,667
Distributions reinvested	62,843,871	644,524,903	48,070,206	650,994,620
Repurchased	(26,027,211)	(284,791,523)	(1,288,595)	(17,087,445)
Net increase (decrease)	112,834,476	$1,215,373,343	169,616,975	$2,345,950,842
Series NAV shares
Sold	5,058,151	$61,318,966	3,823,341	$53,435,290
Issued in reorganization (Note 10)	105,346,226	956,466,306	—	—
Distributions reinvested	5,743,172	49,351,941	457,804	6,235,346
Repurchased	(3,439,950)	(32,730,369)	(433,295)	(6,117,997)
Net increase	112,707,599	$1,034,406,844	3,847,850	$53,552,639
Net increase (decrease)	214,955,916	$2,122,988,541	169,937,822	$2,348,433,978

25

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,314,585	$26,990,571	3,397,108	$45,600,013
Distributions reinvested	1,735,157	17,395,771	2,080,058	27,123,749
Repurchased	(6,211,127)	(71,610,841)	(5,946,466)	(79,414,822)
Net increase (decrease)	(2,161,385)	($27,224,499)	(469,300)	($6,691,060)
Series II shares
Sold	40,142,427	$464,319,227	32,149,304	$428,195,032
Distributions reinvested	13,820,064	136,059,888	10,790,481	140,036,371
Repurchased	(4,289,089)	(45,906,311)	(2,334,336)	(31,084,168)
Net increase (decrease)	49,673,402	$554,472,804	40,605,449	$537,147,235
Series NAV shares
Sold	1,313,559	$15,056,006	673,573	$9,026,447
Distributions reinvested	126,912	1,219,021	54,119	704,827
Repurchased	(365,973)	(4,202,164)	(155,228)	(2,094,740)
Net increase	1,074,498	$12,072,863	572,464	$7,636,534
Net increase (decrease)	48,586,515	$539,321,168	40,708,613	$538,092,709

Lifestyle Conservative Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,341,795	$77,210,133	6,883,319	$91,444,578
Distributions reinvested	1,089,361	11,727,431	1,139,964	14,857,003
Repurchased	(5,044,566)	(60,285,460)	(6,761,282)	(90,131,104)
Net increase (decrease)	2,386,590	$28,652,104	1,262,001	$16,170,477
Series II shares
Sold	67,645,076	$819,030,908	20,646,076	$273,328,468
Distributions reinvested	7,505,987	79,322,098	3,975,401	51,537,620
Repurchased	(5,229,236)	(62,219,005)	(6,819,343)	(91,142,780)
Net increase (decrease)	69,921,827	$836,134,001	17,802,134	$233,723,308
Series NAV shares
Sold	576,470	$6,852,282	156,504	$2,096,137
Distributions reinvested	53,309	561,836	26,422	344,494
Repurchased	(72,503)	(875,752)	(55,104)	(736,774)
Net increase	557,276	$6,538,366	127,822	$1,703,857
Net increase (decrease)	72,865,693	$871,324,471	19,191,957	$251,597,642

6.  PURCHASES AND SALES OF SECURITIES The following summarizes the purchases and sales of the affiliated underlying funds by the Portfolios for the year ended December 31, 2008:

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive Trust	$236,416,363	$270,627,571
Lifestyle Growth Trust	6,166,861,664	5,001,109,984
Lifestyle Balanced Trust	5,278,009,053	3,482,227,892
Lifestyle Moderate Trust	1,174,935,908	673,498,299
Lifestyle Conservative Trust	1,257,152,840	403,851,037

7.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Portfolios invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2008, the following Portfolios held 5% or more of the underlying funds’ net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Aggressive Trust
	Mid Cap Intersection Trust	9.3%
	Mid Cap Value Equity Trust	6.8%
	Small Cap Intrinsic Value Trust	13.1%
	Smaller Company Growth Trust	6.8%
	Vista Trust	11.5%
Lifestyle Growth Trust
	500 Index Trust	34.5%
	All Cap Core Trust	60.6%
	Alpha Opportunities Trust	55.4%
	Blue Chip Growth Trust	26.8%
	Capital Appreciation Trust	51.0%
	Emerging Markets Value Trust	48.2%
	Equity-Income Trust	13.9%
	Floating Rate Income Trust	52.3%
	Fundamental Value Trust	32.6%
	Global Bond Trust	15.7%
	Global Real Estate Trust	35.6%
	Growth Equity Trust	55.0%
	High Income Trust	32.8%

26

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Growth Trust, continued
	High Yield Trust	32.2%
	International Core Trust	39.5%
	International Opportunities Trust	54.5%
	International Small Cap Trust	34.4%
	International Small Company Trust	69.7%
	International Value Trust	30.9%
	Large Cap Trust	26.0%
	Large Cap Value Trust	28.3%
	Mid Cap Index Trust	27.8%
	Mid Cap Intersection Trust	86.9%
	Mid Cap Stock Trust	13.4%
	Mid Cap Value Equity Trust	93.1%
	Natural Resources Trust	33.0%
	Optimized Value Trust	77.1%
	Overseas Equity Trust	45.3%
	Real Estate Equity Trust	45.5%
	Real Return Bond Trust	37.6%
	Small Cap Growth Trust	20.1%
	Small Cap Intrinsic Value Trust	86.4%
	Small Cap Opportunities Trust	58.2%
	Small Company Growth Trust	32.8%
	Small Company Value Trust	29.6%
	Smaller Company Growth Trust	93.2%
	Spectrum Income Trust	23.5%
	Strategic Bond Trust	22.0%
	Strategic Income Trust	23.3%
	Total Return Trust	25.2%
	U.S. High Yield Bond Trust	25.1%
	U.S. Multi Sector Trust	56.6%
	Value & Restructuring Trust	47.8%
	Vista Trust	88.5%
Lifestyle Balanced Trust
	500 Index Trust	35.1%
	Active Bond Trust	10.8%
	All Cap Core Trust	14.8%
	Alpha Opportunities Trust	42.1%
	Blue Chip Growth Trust	24.0%
	Capital Appreciation Trust	8.8%
	Core Bond Trust	65.8%
	Emerging Markets Value Trust	43.7%
	Equity-Income Trust	16.3%
	Floating Rate Income Trust	28.2%
	Fundamental Value Trust	8.9%
	Global Bond Trust	22.0%
	Global Real Estate Trust	42.1%
	Growth Equity Trust	41.9%
	High Income Trust	45.1%
	High Yield Trust	47.0%
	International Core Trust	27.5%
	International Opportunities Trust	22.3%
	International Small Cap Trust	26.1%
	International Small Company Trust	27.0%
	International Value Trust	22.1%
	Large Cap Trust	20.8%
	Large Cap Value Trust	43.0%
	Mid Cap Index Trust	11.2%
	Mid Cap Stock Trust	11.2%
	Natural Resources Trust	21.9%
	Optimized Value Trust	16.8%
	Real Estate Equity Trust	34.0%
	Real Return Bond Trust	41.9%
	Small Company Growth Trust	52.0%
	Small Company Value Trust	22.4%
	Spectrum Income Trust	47.3%
	Strategic Bond Trust	31.3%
	Strategic Income Trust	48.7%
	Total Bond Market A Trust	39.5%
	Total Return Trust	26.7%
	U.S. High Yield Bond Trust	42.9%
	U.S. Multi Sector Trust	30.3%
	Value & Restructuring Trust	35.2%

27

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Moderate Trust
	Active Bond Trust	8.3%
	Blue Chip Growth Trust	5.0%
	Core Bond Trust	17.1%
	Floating Rate Income Trust	10.0%
	Global Bond Trust	9.6%
	Global Real Estate Trust	9.1%
	High Income Trust	16.8%
	High Yield Trust	6.1%
	International Core Trust	11.6%
	International Equity Index B Trust	6.8%
	International Opportunities Trust	8.1%
	International Value Trust	7.1%
	Investment Quality Bond Trust	13.1%
	Mid Cap Index Trust	6.3%
	Overseas Equity Trust	6.9%
	Real Estate Equity Trust	11.9%
	Real Return Bond Trust	5.9%
	Small Cap Index Trust	7.4%
	Small Company Growth Trust	15.2%
	Spectrum Income Trust	16.7%
	Strategic Bond Trust	11.2%
	Strategic Income Trust	12.0%
	Total Bond Market A Trust	15.1%
	Total Return Trust	6.5%
	U.S. High Yield Bond Trust	18.7%
	U.S. Multi Sector Trust	8.4%
	Value & Restructuring Trust	14.9%
Lifestyle Conservative Trust
	Active Bond Trust	6.3%
	Core Bond Trust	11.1%
	Floating Rate Income Trust	9.5%
	Global Bond Trust	10.2%
	Global Real Estate Trust	13.0%
	High Income Trust	5.0%
	Investment Quality Bond	12.6%
	Real Estate Equity Trust	8.6%
	Spectrum Income	12.5%
	Strategic Bond Trust	10.0%
	Strategic Income Trust	10.7%
	Total Bond Market A Trust	23.2%
	Total Return Trust	6.9%
	U.S. Government Securities Trust	26.0%
	U.S. High Yield Bond Trust	10.3%

10.  FUND MERGER On October 14, 2008, the shareholders of the Managed Trust voted to approve an Agreement and Plan of Reorganization (“the Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Managed Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Lifestyle Balanced Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Balanced Trust	Managed	$956,466,306	105,346,226	$7,590,062,221	$8,546,528,527

See Note 6 for capital shares issued in connection with above referenced reorganization.

28

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 2) which are a part of John Hancock Trust (the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008, by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

29

John Hancock Trust
Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2008.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Lifestyle Aggressive Trust	$59,566,981
Lifestyle Growth Trust	663,541,483
Lifestyle Balanced Trust	406,368,471
Lifestyle Moderate Trust	54,929,340
Lifestyle Conservative Trust	23,329,540

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for the calendar year 2008.

30

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis[2] 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess[2] 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook[3] 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)
Expressive Arts Therapist, Massachusetts General Hospital (September 2001-June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[3,4] Born: 1947	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003-Present); Director, The Todd Organization (2003-Present); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan[3] 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006) .
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[3] 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts[2,4] Born: 1944	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
F. David Rolwing[3] 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

31

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999), Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[3,6] Born: 1946	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007- Present); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

TRUSTEE EMERITUS
John D. Richardson[8] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

OFFICERS OF THE TRUST
Keith F. Hartstein[7] Born: 1956	President and Chief Executive Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[7] Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.[7] Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

32

John Hancock Trust
Trustees and Officers Information

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo[7] Born: 1957	Chief Financial Officer (since 2005)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (Deutsche Registered Investment Companies) (1999-2002).

Gordon M. Shone[7] Born: 1956	Treasurer (since 2005)
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen[7] Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III“) and John Hancock Trust (”JHT“) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of Audit Committee

3	Member of Compliance Committee.

4	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

5	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

6	Ms. Fey was appointed by the Board as Trustee on September 26, 2008 and is an “interested person” (as defined in the 1940 Act) due to her prior position with a subadviser to the Trust.

7	Affiliated with the Adviser.

8	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became Trustee Emeritus.

33

John Hancock Trust
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

34

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Grace K. Fey
Theron S. Hoffman
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
Steven M. Roberts
F. David Rolwing

Officers
Keith F. Hartstein, President and Chief Executive Officer
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Gordon M. Shone, Treasurer
John G. Vrysen, Chief Operating Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTLA 2/09

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: February 26, 2009

/S/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 26, 2009